                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07384

                     NICHOLAS APPLEGATE INSTITUTIONAL FUNDS
               (Exact name of registrant as specified in charter)

               600 WEST BROADWAY, 30TH FLOOR, SAN DIEGO, CA 92101
                    (Address of principal executive offices)

                              CHARLES H. FIELD, JR.
                    C/O NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                          600 WEST BROADWAY, 30TH FLOOR
                               SAN DIEGO, CA 92101
                     (Name and address of agent for service)

                                    Copy to:
                               Deborah A. Wussow
                    c/o Nicholas-Applegate Capital Management
                         600 West Broadway, 30th Floor
                              San Diego, CA 92101

Registrant's telephone number, including area code: (619) 687-2988

Date of fiscal year end: March 31

Date of reporting period: March 31, 2004

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

[NICHOLAS APPLEGATE(R) INSTITUTIONAL FUNDS LOGO]


ANNUAL REPORT

CLASS I, II, III & IV SHARES

MARCH 31, 2004

LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDER,

     Equity investors were handsomely rewarded during the twelve months ended March 31, 2004. After registering steep declines in the prior fiscal year, stock markets worldwide came roaring back to post exceptionally strong gains.

     In this annual report, we review the performance of the financial markets and our mutual funds over the past twelve months. We also highlight some of the key themes that drove investment returns and share our outlook for the future.

     Global equity markets rallied sharply this period against a backdrop of accelerating economic growth. Third-quarter U.S. GDP grew at a blistering 8.2% annual pace -- its fastest rate since the first quarter of 1984. The economy followed up the strong third-quarter number with a healthy 4.1% gain in the final months of 2003. Investors were particularly encouraged by the improvement in corporate confidence that sparked a double-digit increase in business spending.

     Overseas, many Asian economies also expanded at a rapid clip. Led by exports, capital investment and private consumption, Japan's economy grew at a 7% annual rate in the fourth quarter of 2003 -- its best performance since 1990. Fueled by similar factors, the Chinese economy posted three straight quarters of annual growth of over 9%, with the country's material-intensive industries driving global commodity prices higher. While GDP grew less than 1% in Europe in 2003, Germany and France, the region's two largest economies, continued to press forward with structural reforms designed to stimulate hiring and capital investment.

     Currency movements provided another motivation for reforms in Europe. During the fiscal year, the euro appreciated 14.2% versus the U.S. dollar, making European exports less competitive. From an investment standpoint, a 10.9% drop in the dollar versus a basket of major currencies, including the euro and yen, boosted international equity returns for U.S.-based investors.

     As the global economy picked up steam, so did corporate profits. Earnings in developed markets began improving in the latter part of 2002, and momentum remained strong throughout the fiscal period. For example, year-over-year earnings growth for the S&P 500 Index was 28.3% in the fourth quarter of 2003 -- the best quarterly rate in a decade. In emerging countries, companies also experienced dramatic profit growth, illustrated by a 22.0% increase in aggregate return on equity from April 1, 2003 to March 31, 2004.

     In this environment, the MSCI All Country World Index generated a 46.0% gain during the twelve-month period. Small-capitalization stocks and emerging market equities performed especially well as investors became more willing to assume risk. Providing further evidence of investors' appetites for riskier securities, prices of high yield bonds advanced 22.2% during the fiscal year, as measured by the Merrill Lynch High Yield Master II Index.

     We are pleased to report that many of our mutual funds also produced impressive results during the period. Taking advantage of broad advances in their respective markets were the U.S. Mini Cap Growth Fund, which rose nearly 100%, and the Emerging Countries Fund, which gained more than 85%. In addition, many of the funds outperformed or kept pace with their benchmarks in the strongly rising market. As a result of our investment philosophy, the funds were well positioned for the economic and earnings recovery that transpired.

     In our ongoing efforts to introduce new investment strategies in the mutual fund format, we launched the U.S. Systematic SMID Growth Fund in February 2004. The Fund provides exposure to small- and mid-cap growth stocks and is managed by Nicholas-Applegate's Systematic investment team. The team applies a disciplined investment process that integrates fundamental research with the latest quantitative techniques. This newly created Fund allows mutual fund investors to tap the expertise of the Systematic team, which currently manages approximately $850 million in small- and mid-cap separate account portfolios.

     Looking forward, we believe the economic and earnings environment we've witnessed over the last twelve months will continue. Leading indicators point to healthy growth in most economies. We are seeing improvement in corporate profits in all regions of the world. We are optimistic the European Central Bank will cut interest rates in the near future. And while it's likely the Federal Reserve will start normalizing monetary policy this year, U.S. interest rates should remain at historically low levels for some time.

     Our mutual funds remain positioned to capitalize on the favorable investment climate. We are confident that our focus on making timely investments in companies exhibiting positive, sustainable change will benefit shareholders over the long term.

     On behalf of everyone at Nicholas-Applegate, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate the opportunity you've given us to help you achieve your investment objectives.


Best Regards,


/s/ E. Blake Moore, Jr.

E. Blake Moore, Jr.
Chairman
March 31, 2004

TABLE OF CONTENTS

                                                                                            PAGE
The Funds' Review and Outlook, Performance and Schedule of Investments
   U.S. Mini Cap Growth                                                                        1
   U.S. Emerging Growth                                                                        7
   U.S. Small Cap Value                                                                       14
   U.S. Large Cap Value                                                                       19
   U.S. Large Cap Select Growth                                                               23
   U.S. Equity Growth                                                                         27
   U.S. Systematic SMID Growth                                                                32
   U.S. Convertible                                                                           36
   Global Select                                                                              41
   International Growth                                                                       47
   International Growth Opportunities                                                         52
   International Systematic                                                                   59
   Emerging Countries                                                                         64
   U.S. High Yield Bond                                                                       70
The Funds':
   Financial Highlights                                                                       76
   Statements of Assets and Liabilities                                                       82
   Statements of Operations                                                                   84
   Statements of Changes in Net Assets                                                        86
   Notes to the Financial Statements                                                          92
   Report of Independent Auditors                                                            102

----------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Class I, II, III & IV Shares.
Distributor: Nicholas-Applegate Securities.

                      (This page intentionally left blank)

U.S. MINI CAP GROWTH FUND (FORMERLY GROWTH DISCOVERY FUND)

     MANAGEMENT TEAM: JOHN C. McCRAW, Lead Portfolio Manager; TRAVIS T. PRENTICE, Portfolio Manager; MICHAEL P. GIGGIE, Investment Analyst; MONTIE L. WEISENBERGER, Investment Analyst

     CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

     GOAL: The U.S. Mini Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with "mini" market capitalizations that offer superior growth prospects.

     MARKET OVERVIEW: Rising corporate profits and accelerating economic growth contributed to sharp gains in U.S. equity prices during the twelve months ended March 31, 2004. Investors in small-cap stocks were particularly well rewarded, as small caps outperformed mid and large caps by a wide margin. Their relative strength was mainly due to:

     -  Greater sensitivity of small caps to economic cycles

     - Investors' increased appetite for risk following the end of major military conflict in Iraq, strong corporate earnings and evidence of better economic times ahead

     Lending further support to small-cap stocks were strong cash flows into mutual funds. As investors sought to capture small caps' attractive returns, cash flooded into this segment of the market.

     Within the small-cap universe, stocks in all economic sectors generated an average return in excess of 40%. On a relative basis, technology was one of the top-performing groups, as many semiconductor, hardware and software companies exhibited positive fundamental trends. Growth and value stocks registered similar results during the period, while the very smallest names within the small-cap market outperformed their larger-cap counterparts.

     PERFORMANCE: During the fiscal year ended March 31, 2004, the Fund gained 97.45%, outperforming the Russell 2000 Growth Index, which rose 63.17%.

     PORTFOLIO SPECIFICS: The Fund's strong absolute and relative returns were largely driven by its technology holdings. The technology sector made up approximately one-third of the Fund's total market value, with the average position appreciating nearly 130%. Among the best-performing names were Trident Microsystems, a maker of integrated circuits; Lexar Media, a supplier of flash memory cards; and Novatel Wireless, a provider of products that facilitate wireless communications. Positions in the healthcare sector also favorably impacted absolute and relative performance.

     The Fund's market capitalization was another positive influence. Given its focus on mini-cap stocks, the Fund's weighted-average market capitalization was lower than that of its benchmark. This benefited relative results given the leadership of the very smallest stocks this period.

     As strong as the Fund's overall performance was, there were a few areas of weakness. For example, issue selection among clothing chains and entertainment companies mildly detracted from performance versus the Russell 2000 Growth Index.

     MARKET OUTLOOK: A number of factors make us optimistic in our outlook for small-cap growth stocks. Interest rates are low and will still be low by historical standards, even once the Federal Reserve begins tightening monetary policy. The employment picture has started to brighten, which bodes well for sustainable economic growth. In addition, as first-quarter earnings season approaches, few companies have pre-announced disappointing results.

     Throughout the remainder of 2004 and beyond, we will consistently adhere to our bottom-up stock selection process. By doing so, we are confident we will continue to identify companies with superior growth potential for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. MINI CAP GROWTH FUND CLASS I SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/04

                                                                SINCE
           1 YEAR                    5 YEARS                  INCEPTION
           97.45%                     16.07%                    17.37%

                               U.S. MINI CAP GROWTH FUND
                                     CLASS I SHARES            RUSSELL 2000 GROWTH INDEX
   7/12/95                           $    250,000                   $    250,000
   7/31/95                           $    261,400                   $    259,625
   8/31/95                           $    266,200                   $    262,829
   9/30/95                           $    275,600                   $    268,240
  10/31/95                           $    270,200                   $    255,046
  11/30/95                           $    278,200                   $    266,303
  12/31/95                           $    287,000                   $    272,205
   1/31/96                           $    284,600                   $    269,951
   2/29/96                           $    301,400                   $    282,261
   3/31/96                           $    317,000                   $    287,841
   4/30/96                           $    365,200                   $    309,938
   5/31/96                           $    408,800                   $    325,832
   6/30/96                           $    371,600                   $    304,659
   7/31/96                           $    319,000                   $    267,467
   8/31/96                           $    340,600                   $    287,267
   9/30/96                           $    359,600                   $    302,061
  10/31/96                           $    349,200                   $    289,031
  11/30/96                           $    361,193                   $    297,068
  12/31/96                           $    369,458                   $    302,861
   1/31/97                           $    384,749                   $    310,427
   2/28/97                           $    358,920                   $    291,680
   3/31/97                           $    329,372                   $    271,096
   4/30/97                           $    319,660                   $    267,960
   5/31/97                           $    374,831                   $    308,234
   6/30/97                           $    408,925                   $    318,686
   7/31/97                           $    444,879                   $    335,016
   8/31/97                           $    477,320                   $    345,070
   9/30/97                           $    522,779                   $    372,606
  10/31/97                           $    488,272                   $    350,227
  11/30/97                           $    483,440                   $    341,878
  12/31/97                           $    480,998                   $    342,069
   1/31/98                           $    473,447                   $    337,506
   2/28/98                           $    510,089                   $    367,305
   3/31/98                           $    556,279                   $    382,713
   4/30/98                           $    565,605                   $    385,059
   5/31/98                           $    533,406                   $    357,085
   6/30/98                           $    542,066                   $    360,734
   7/31/98                           $    498,761                   $    330,613
   8/31/98                           $    371,076                   $    254,294
   9/30/98                           $    402,941                   $    280,077
  10/31/98                           $    416,726                   $    294,686
  11/30/98                           $    459,694                   $    317,544
  12/31/98                           $    521,539                   $    346,279
   1/31/99                           $    536,704                   $    361,855
   2/28/99                           $    472,963                   $    328,752
   3/31/99                           $    479,598                   $    340,462
   4/30/99                           $    516,563                   $    370,529
   5/31/99                           $    495,237                   $    371,114
   6/30/99                           $    544,524                   $    390,664
   7/31/99                           $    539,785                   $    378,585
   8/31/99                           $    560,874                   $    364,426
   9/30/99                           $    582,437                   $    371,456
  10/31/99                           $    634,093                   $    380,969
  11/30/99                           $    751,038                   $    421,252
  12/31/99                           $    963,917                   $    495,498
 1/31/2000                           $  1,001,951                   $    490,885
 2/29/2000                           $  1,347,951                   $    605,094
 3/31/2000                           $  1,207,451                   $    541,487
 4/30/2000                           $    988,327                   $    486,813
 5/31/2000                           $    853,220                   $    444,187
 6/30/2000                           $  1,113,216                   $    501,568
 7/31/2000                           $    993,436                   $    458,583
 8/31/2000                           $  1,094,483                   $    506,822
 9/30/2000                           $  1,048,501                   $    481,643
10/31/2000                           $    913,677                   $    442,548
11/30/2000                           $    728,875                   $    362,194
12/31/2000                           $    764,665                   $    384,357
 1/31/2001                           $    805,273                   $    415,467
 2/28/2001                           $    688,267                   $    358,515
 3/31/2001                           $    622,882                   $    325,919
 4/30/2001                           $    701,344                   $    365,821
 5/31/2001                           $    748,835                   $    374,293
 6/30/2001                           $    794,949                   $    384,500
 7/31/2001                           $    757,782                   $    351,698
 8/31/2001                           $    726,122                   $    329,717
 9/30/2001                           $    618,752                   $    276,501
10/31/2001                           $    660,048                   $    303,100
11/30/2001                           $    691,020                   $    328,409
12/31/2001                           $    738,511                   $    348,869
 1/31/2002                           $    728,187                   $    336,449
 2/28/2002                           $    690,332                   $    314,681
 3/31/2002                           $    748,835                   $    342,027
 4/30/2002                           $    750,211                   $    334,639
 5/31/2002                           $    720,616                   $    315,063
 6/30/2002                           $    697,215                   $    288,345
 7/31/2002                           $    558,185                   $    244,027
 8/31/2002                           $    550,614                   $    243,905
 9/30/2002                           $    514,136                   $    226,295
10/31/2002                           $    525,836                   $    237,745
11/30/2002                           $    559,561                   $    261,306
12/31/2002                           $    517,577                   $    243,276
 1/31/2003                           $    505,876                   $    236,659
 2/28/2003                           $    492,799                   $    230,340
 3/31/2003                           $    512,071                   $    233,818
 4/30/2003                           $    566,444                   $    255,937
 5/31/2003                           $    644,906                   $    284,781
 6/30/2003                           $    695,150                   $    290,278
 7/31/2003                           $    766,730                   $    312,223
 8/31/2003                           $    813,532                   $    328,989
 9/30/2003                           $    823,168                   $    320,665
10/31/2003                           $    916,772                   $    348,371
11/30/2003                           $    956,692                   $    359,728
12/31/2003                           $    951,874                   $    361,347
 1/31/2004                           $  1,029,648                   $    380,317
 2/29/2004                           $  1,033,089                   $    379,747
 3/31/2004                           $  1,009,688                   $    381,532

     The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 2000 Growth Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

     The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

     Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

U.S. MINI CAP GROWTH FUND

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 98.8%

ADVANCED MATERIALS/PRODUCTS -- 0.4%
   Nanophase Technologies Corp.*                                          30,600     $       302,328
                                                                                     ---------------
ADVERTISING SERVICES -- 0.7%
   Ventiv Health, Inc.*                                                   34,300             477,113
                                                                                     ---------------
APPAREL MANUFACTURERS -- 0.7%
   Hartmarx Corp.*                                                        78,300             469,800
                                                                                     ---------------
APPLIANCES -- 0.8%
   Applica, Inc.*                                                         47,500             533,900
                                                                                     ---------------
APPLICATIONS SOFTWARE -- 1.1%
   Authentidate Holding Corp.*                                            21,900             290,175
   Mapinfo Corp.*                                                         36,600             467,016
                                                                                     ---------------
                                                                                             757,191
                                                                                     ---------------
AUTO REPAIR CENTERS -- 0.6%
   Monro Muffler Brake, Inc.*                                             16,500             412,335
                                                                                     ---------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.6%
   Noble International, Ltd.                                              16,600             432,762
                                                                                     ---------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 0.8%
   Drew Industries, Inc.*                                                 15,200             533,216
                                                                                     ---------------
BUILDING-HEAVY CONSTRUCTION -- 0.6%
   Perini Corp.*                                                          25,500             401,625
                                                                                     ---------------
BUILDING-MAINTENANCE & SERVICE -- 0.6%
   Healthcare Services Group, Inc.                                        26,950             443,327
                                                                                     ---------------
BUILDING-MOBIL HOME/MANUFACTURED HOUSING -- 0.6%
   Cavalier Homes, Inc.*                                                  85,100             446,775
                                                                                     ---------------
BUILDING PRODUCTS-LIGHT FIXTURES -- 0.7%
   Craftmade International, Inc.                                          16,800             454,608
                                                                                     ---------------
CELLULAR TELECOMMUNICATIONS -- 0.8%
   Airspan Networks, Inc.*                                                93,700             547,208
                                                                                     ---------------
CHEMICALS-PLASTICS -- 0.6%
   Landec Corp.*                                                          50,400             433,440
                                                                                     ---------------
COMMERCIAL BANKS-CENTRAL US -- 0.6%
   Texas Capital Bancshares, Inc.*                                        26,900             436,318
                                                                                     ---------------
COMMERCIAL BANKS-WESTERN US -- 1.1%
   Center Financial Corp.                                                 25,100             395,074
   Nara Bancorp, Inc.                                                     12,200             361,364
                                                                                     ---------------
                                                                                             756,438
                                                                                     ---------------
COMMERCIAL SERVICES -- 0.7%
   Source Interlink Companies, Inc.*                                      38,700             483,750
                                                                                     ---------------
COMMUNICATIONS SOFTWARE -- 1.4%
   Digi International, Inc.*                                              41,700     $       411,579
   Witness Systems, Inc.*                                                 41,300             533,596
                                                                                     ---------------
                                                                                             945,175
                                                                                     ---------------
COMPUTER GRAPHICS -- 0.5%
   Trident Microsystems, Inc.*                                            22,800             363,660
                                                                                     ---------------
COMPUTER SERVICES -- 0.4%
   Intelligroup, Inc.*                                                    41,600             304,512
                                                                                     ---------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.2%
   Brooktrout, Inc.*                                                      22,400             444,416
   Catapult Communications Corp.*                                         22,200             395,804
                                                                                     ---------------
                                                                                             840,220
                                                                                     ---------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 1.9%
   AMX Corp.*                                                             45,900             426,411
   Immersion Corp.*                                                       49,200             373,920
   Synaptics, Inc.*                                                       30,100             527,954
                                                                                     ---------------
                                                                                           1,328,285
                                                                                     ---------------
COSMETICS & TOILETRIES -- 1.1%
   Inter Parfums, Inc.                                                    13,400             308,066
   Parlux Fragrances, Inc.*                                               46,600             422,196
                                                                                     ---------------
                                                                                             730,262
                                                                                     ---------------
DIVERSIFIED MINERALS -- 0.6%
   AMCOL International Corp.                                              24,200             422,290
                                                                                     ---------------
DRUG DELIVERY SYSTEMS -- 2.4%
   DepoMed, Inc.*                                                         49,900             390,717
   Nastech Pharmaceutical
    Company, Inc.*                                                        44,100             583,399
   Noven Pharmaceuticals, Inc.*                                           31,600             678,452
                                                                                     ---------------
                                                                                           1,652,568
                                                                                     ---------------
E-COMMERCE/PRODUCTS -- 0.7%
   eDiets.com, Inc.*                                                      69,400             490,658
                                                                                     ---------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 2.6%
   California Mircro Devices Corp.*                                       44,100             586,530
   Interlink Electronics, Inc.*                                           49,600             589,744
   International Displayworks, Inc.*                                      40,500             275,805
   NVE Corp.*                                                              7,000             333,760
                                                                                     ---------------
                                                                                           1,785,839
                                                                                     ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.6%
   NeoMagic Corp.*                                                        89,500             417,070
                                                                                     ---------------
ELECTRONIC MEASURE INSTRUMENTS -- 3.1%
   CyberOptics Corp.*                                                     28,600             513,656
   Keithley Instruments, Inc.                                             22,400             463,904
   Lowrance Electronics, Inc.*                                            20,000             436,600

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

ELECTRONIC MEASURE INSTRUMENTS (CONTINUED)
   Measurement Specialties, Inc.*                                         17,400     $       337,212
   RAE Systems, Inc.*                                                     98,500             399,910
                                                                                     ---------------
                                                                                           2,151,282
                                                                                     ---------------
ELECTRONIC SECURITY DEVICES -- 0.4%
   Taser International, Inc.*                                              3,600             281,916
                                                                                     ---------------
ENTERPRISE SOFTWARE/SERVICES -- 2.0%
   NetManage, Inc.*                                                       44,700             431,355
   Omnicell, Inc.*                                                        20,000             396,200
   The Ultimate Software Group, Inc.*                                     40,300             550,095
                                                                                     ---------------
                                                                                           1,377,650
                                                                                     ---------------
E-SERVICES/CONSULTING -- 0.6%
   Niku Corp.*                                                            32,300             430,882
                                                                                     ---------------
FOOD-FLOUR & GRAIN -- 0.8%
   MGP Ingredients, Inc.                                                  20,600             524,064
                                                                                     ---------------
FOOTWEAR & RELATED APPAREL -- 1.6%
   Deckers Outdoor Corp.*                                                 22,730             589,844
   Vans, Inc.*                                                            35,300             522,440
                                                                                     ---------------
                                                                                           1,112,284
                                                                                     ---------------
GAMBLING (NON-HOTEL) -- 0.8%
   Nevada Gold & Casinos, Inc.*                                           31,000             581,250
                                                                                     ---------------
IDENTIFICATION SYSTEMS/DEVICES -- 1.0%
   Viisage Technology, Inc.*                                              83,400             663,030
                                                                                     ---------------
INDUSTRIAL AUDIO&VIDEO PRODUCTS -- 0.4%
   SRS Labs, Inc.*                                                        47,000             285,760
                                                                                     ---------------
INSTRUMENTS-CONTROLS -- 0.6%
   BEI Technologies, Inc.                                                 18,800             422,248
                                                                                     ---------------
INTERNET CONTENT-INFO/NEWS -- 2.5%
   iVillage, Inc.*                                                        73,100             502,928
   Jupitermedia Corp.*                                                    59,000             677,910
   MarketWatch.com, Inc.*                                                 37,700             525,538
                                                                                     ---------------
                                                                                           1,706,376
                                                                                     ---------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.6%
   Telecommunication
    Systems, Inc. Cl. A*                                                  61,700             444,240
                                                                                     ---------------
INTERNET SECURITY -- 1.4%
   Blue Coat Systems, Inc.*                                                9,400             503,652
   WatchGuard Technologies, Inc.*                                         55,400             433,228
                                                                                     ---------------
                                                                                             936,880
                                                                                     ---------------
INVESTMENT COMPANIES -- 0.7%
   Harris & Harris Group, Inc.*                                           29,000             487,200
                                                                                     ---------------
MACHINERY-GENERAL INDUSTRY -- 0.7%
   Gardner Denver, Inc.*                                                  18,300             495,564
                                                                                     ---------------
MACHINERY-PRINT TRADE -- 0.7%
   Presstek, Inc.*                                                        44,100     $       479,808
                                                                                     ---------------
MACHINERY-THERMAL PROCESS -- 0.7%
   Global Power
    Equipment Group, Inc.*                                                53,300             448,786
                                                                                     ---------------
MEDICAL IMAGING SYSTEMS -- 0.6%
   E-Z-EM, Inc.*                                                          23,300             429,885
                                                                                     ---------------
MEDICAL INFORMATION SYSTEMS -- 1.4%
   Allscripts Healthcare
    Solutions, Inc.*                                                      53,700             520,890
   Quality Systems, Inc.*                                                  9,000             408,870
                                                                                     ---------------
                                                                                             929,760
                                                                                     ---------------
MEDICAL INSTRUMENTS -- 2.2%
   Abaxis, Inc.*                                                          22,300             451,575
   Endologix, Inc.*                                                       94,100             522,255
   Vascular Solutions, Inc.*                                              57,000             521,550
                                                                                     ---------------
                                                                                           1,495,380
                                                                                     ---------------
MEDICAL LASER SYSTEMS -- 2.7%
   Candela Corp.*                                                         34,000             466,140
   Laserscope*                                                            22,400             443,072
   LCA-Vision, Inc.*                                                      20,400             478,788
   Palomar Medical
    Technologies, Inc.*                                                   26,100             470,844
                                                                                     ---------------
                                                                                           1,858,844
                                                                                     ---------------
MEDICAL PRODUCTS -- 2.3%
   Encore Medical Corp.*                                                  58,100             465,381
   Medical Technology Systems, Inc.*                                      29,000             361,050
   Sonic Innovations, Inc.*                                               49,800             605,070
   ThermoGenesis Corp.*                                                   44,000             173,800
                                                                                     ---------------
                                                                                           1,605,301
                                                                                     ---------------
MEDICAL-BIOMEDICAL/GENETICS -- 4.9%
   Acacia Research-CombiMatrix*                                           62,200             368,846
   ARIAD Pharmaceuticals, Inc.*                                           55,400             524,084
   BioSante Pharmaceuticals, Inc.*                                        41,400             170,154
   CYTOGEN Corp.*                                                         24,900             305,772
   Encysive Pharmaceuticals, Inc.*                                        53,800             553,064
   Harvard Bioscience, Inc.*                                              43,500             403,941
   Illumina, Inc.*                                                        19,600             147,980
   Keryx Biopharmaceuticals, Inc.*                                        34,800             531,744
   Maxim Pharmaceuticals, Inc.*                                           46,200             393,162
                                                                                     ---------------
                                                                                           3,398,747
                                                                                     ---------------
MEDICAL-DRUGS -- 2.2%
   DUSA Pharmaceuticals, Inc.*                                            47,400             504,810
   Pharmacopeia, Inc.*                                                    26,300             529,156
   Salix Pharmaceuticals, Ltd.*                                           16,800             487,536
                                                                                     ---------------
                                                                                           1,521,502
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

MEDICAL-OUTPATIENT/HOME MEDICAL CARE -- 2.7%
   Allied Healthcare Intl, Inc.*                                          49,700     $       338,954
   Amedisys, Inc.*                                                        20,600             502,846
   Matria Healthcare, Inc.*                                               17,900             453,228
   Res-Care, Inc.*                                                        43,000             549,540
                                                                                     ---------------
                                                                                           1,844,568
                                                                                     ---------------
MUSIC -- 0.7%
   Steinway Musical
    Instruments, Inc.*                                                    15,400             493,570
                                                                                     ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 3.6%
   Cheniere Energy, Inc.*                                                 34,000             589,560
   Delta Petroleum Corp.*                                                 49,300             529,975
   Edge Petroleum Corp.*                                                  33,200             484,720
   Harvest Natural Resources, Inc.*                                       31,000             452,910
   Nuevo Energy Co.*                                                      11,900             387,464
                                                                                     ---------------
                                                                                           2,444,629
                                                                                     ---------------
PATIENT MONITORING EQUIPMENT -- 0.6%
   Aspect Medical Systems, Inc.*                                          28,700             427,630
                                                                                     ---------------
PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.5%
   Psychiatric Solutions, Inc.*                                           18,100             339,375
                                                                                     ---------------
POLLUTION CONTROL -- 0.8%
   Duratek, Inc.*                                                         33,500             532,985
                                                                                     ---------------
RENTAL AUTO/EQUIPMENT -- 0.7%
   Rent-Way, Inc.*                                                        58,400             513,920
                                                                                     ---------------
RETAIL-APPAREL/SHOE -- 2.1%
   Casual Male Retail Group, Inc.*                                        46,300             478,742
   Charlotte Russe Holding, Inc.*                                         27,200             497,760
   Goody's Family Clothing, Inc.                                          33,400             476,618
                                                                                     ---------------
                                                                                           1,453,120
                                                                                     ---------------
RETAIL-CATALOG SHOPPING -- 0.7%
   Coldwater Creek, Inc.*                                                 23,300             496,756
                                                                                     ---------------
RETAIL-LEISURE PRODUCTS -- 0.7%
   MarineMax, Inc.*                                                       18,800             499,516
                                                                                     ---------------
RETAIL-MAIL ORDER -- 2.0%
   Brookstone, Inc.*                                                      16,150             444,287
   J. Jill Group, Inc.*                                                   25,200             517,104
   The Sportsman's Guide, Inc.*                                           19,900             407,950
                                                                                     ---------------
                                                                                           1,369,341
                                                                                     ---------------
RETAIL-MISCELLANEOUS/DIVERSIFIED -- 0.4%
   HearUSA, Inc.*                                                        128,300             242,487
                                                                                     ---------------
RETAIL-PAWN SHOPS -- 0.7%
   Cash America International, Inc.                                       21,900             504,795
                                                                                     ---------------
RETAIL-RESTAURANTS -- 2.2%
   Buffalo Wild Wings, Inc.*                                              18,100     $       518,203
   Friendly Ice Cream Corp.*                                              33,200             512,940
   Total Entertainment
    Restaurant Corp.*                                                     32,300             450,585
                                                                                     ---------------
                                                                                           1,481,728
                                                                                     ---------------
RETAIL-SPORTING GOODS -- 0.8%
   Hibbett Sporting Goods, Inc.*                                          13,800             526,332
                                                                                     ---------------
SAVINGS & LOANS/THRIFTS-WESTERN US -- 0.6%
   Commercial Capital Bancorp*                                            16,600             380,472
                                                                                     ---------------
SCHOOLS -- 0.9%
   EVCI Career Colleges, Inc.*                                            47,400             607,194
                                                                                     ---------------
SEMICONDUCTOR EQUIPMENT -- 1.4%
   FSI International, Inc.*                                               49,300             402,781
   Nanometrics, Inc.*                                                     35,000             535,850
                                                                                     ---------------
                                                                                             938,631
                                                                                     ---------------
STEEL-PRODUCERS -- 0.7%
   Olympic Steel, Inc.*                                                   33,300             465,201
                                                                                     ---------------
TELECOMMUNICATIONS EQUIPMENT -- 2.7%
   Anaren Microwave, Inc.*                                                26,300             415,014
   Applied Signal Technology, Inc.                                        18,300             499,956
   NMS Communications Corp.*                                              61,600             441,056
   Symmetricom, Inc.*                                                     53,600             480,792
                                                                                     ---------------
                                                                                           1,836,818
                                                                                     ---------------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS -- 1.3%
   C-Cor.Net Corp.*                                                       35,700             500,514
   Harmonic, Inc.*                                                        42,600             411,090
                                                                                     ---------------
                                                                                             911,604
                                                                                     ---------------
TEXTILE-PRODUCTS -- 0.6%
   The Dixie Group, Inc. Cl. A*                                           35,800             391,652
                                                                                     ---------------
THERAPEUTICS -- 4.8%
   Bioenvision, Inc.*                                                     67,400             674,674
   Bone Care International, Inc.*                                         24,600             492,000
   Discovery Laboratories, Inc.*                                          34,900             425,431
   Nabi Biopharmaceuticals*                                               24,100             374,755
   Nuvelo, Inc.*                                                          38,633             485,230
   Titan Pharmaceuticals, Inc.*                                           89,500             449,290
   VIVUS, Inc.*                                                           69,800             423,686
                                                                                     ---------------
                                                                                           3,325,066
                                                                                     ---------------
TRANSACTIONAL SOFTWARE -- 0.7%
   Open Solutions, Inc.*                                                  21,000             463,680
                                                                                     ---------------
TRANSPORT-RAIL -- 0.5%
   Genesee & Wyoming, Inc. Cl. A*                                         15,100             372,970
                                                                                     ---------------
TRANSPORT-SERVICES -- 0.6%
   Hub Group, Inc. Cl. A*                                                 14,100             423,423
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

VITAMINS & NUTRITION PRODUCTS -- 0.6%
   Nutraceutical International Corp.*                                     20,300     $       438,480
                                                                                     ---------------
WEB HOSTING/DESIGN -- 0.7%
   Kintera, Inc.*                                                         27,200             453,424
                                                                                     ---------------
WIRELESS EQUIPMENT -- 2.5%
   Novatel Wireless, Inc.*                                                27,200             584,800
   Radyne ComStream, Inc.*                                                40,900             388,550
   Telular Corp.*                                                         32,600             471,070
   ViaSat, Inc.*                                                          11,800             293,584
                                                                                     ---------------
                                                                                           1,738,004
                                                                                     ---------------
X-RAY EQUIPMENT -- 0.7%
   Hologic, Inc.*                                                         24,100             488,025
                                                                                     ---------------
TOTAL COMMON STOCK
   (Cost: $58,353,957)                                                                    68,076,708
                                                                                     ---------------

                                                                    PRINCIPAL
                                                                      AMOUNT              VALUE
----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 17.0%

MONEY MARKET FUNDS -- 16.3%
   Federated Prime Cash
    Obligated Fund**                                             $    11,192,104     $    11,192,104
                                                                                     ---------------
TIME DEPOSIT -- 0.7%
   Brown Brothers Harriman & Co.
    0.490%, 04/01/04                                                     491,254             491,254
                                                                                     ---------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $11,683,358)                                                                    11,683,358
                                                                                     ---------------
TOTAL INVESTMENTS -- 115.8%
   (Cost: $70,037,315)                                                                    79,760,066
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (15.8%)                                                                     (10,883,575)
                                                                                     ---------------
NET ASSETS -- 100.0%                                                                 $    68,876,491
                                                                                     ===============

----------
*    Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. EMERGING GROWTH FUND (FORMERLY EMERGING GROWTH FUND)

     MANAGEMENT Team: JOHN C. McCRAW, Lead Portfolio Manager; TRAVIS T. PRENTICE, Portfolio Manager; MICHAEL P. GIGGIE, Investment Analyst; MONTIE L. WEISENBERGER, Investment Analyst

     CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

     GOAL: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with average market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

     MARKET OVERVIEW: U.S. equity prices surged during the twelve months ended March 31, 2004. Gains were broad-based, with stocks in nearly every sector, style and capitalization segment posting sharp increases. On a relative basis, small-cap stocks outperformed large- and mid-cap issues.

     The fiscal year started on a high note, with the end of major conflict in Iraq lifting investor confidence. Adding to favorable market sentiment were policymakers' efforts to stimulate economic growth. In May, President Bush signed the nation's third-largest tax-cut package into law. In June, the Federal Reserve lowered short-term interest rates for the 13th time since early 2001.

     As the period progressed, the massive fiscal and monetary stimulus began taking effect. Tax refunds, tax cuts and low refinancing costs encouraged consumer spending and housing activity. Companies took advantage of low interest rates to replace equipment and revamp production facilities after years of cutting costs. Improving business conditions resulted in a downward trend in initial unemployment claims.

     Against this economic backdrop, corporate profit growth soared to a level unseen for more than a decade. As the period drew to a close, investors were anticipating another quarter of positive earnings reports.

     PERFORMANCE: The Fund's Class I share class registered a 52.06% increase in the twelve months ended March 31, 2004. The Russell 2000 Growth Index advanced 63.17% during the same period.

     PORTFOLIO SPECIFICS: The Fund participated in the market's strong rally, with holdings in nearly every sector posting steep increases. Among the best-performing positions were Sepracor, a specialty pharmaceutical firm; Ask Jeeves, a provider of Internet search technology; and RSA Security, a supplier of electronic security solutions.

     Compared to the benchmark, stock selection in the commercial/industrial sector helped the Fund's performance. An underweight in financial services names, which trailed the broad small-cap market, was another plus. On the negative side, the Fund had a higher weighted-average market capitalization than the Russell 2000 Growth Index as a result of our bottom-up investment decisions. This hurt relative results since the smallest of the small-cap names within the index outperformed. The impact of the Fund's higher capitalization was most pronounced in the technology sector, where our stock selection was particularly unfavorable.

     MARKET OUTLOOK: A number of factors make us optimistic in our outlook for small-cap stocks. Among them are:

     - Expectations that many companies will continue to report strong operating results

     - Signs of recovery in the employment market, a key element of sustainable economic growth

     - Low interest rates, which will still be at historically low levels even once the Fed begins tightening monetary policy

     Our research-intensive investment process continues to uncover exciting small-cap opportunities. As such, we are also optimistic in our outlook for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. EMERGING GROWTH FUND CLASS I SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/04

                                                               SINCE
             1 YEAR                  5 YEARS                 INCEPTION
             52.06%                   0.62%                    7.06%

                                            EMERGING GROWTH FUND    RUSSELL 2000
                                               CLASS I SHARES       GROWTH INDEX
   10/1/93                                     $    250,000         $    250,000
  10/31/93                                     $    250,400         $    257,230
  11/30/93                                     $    237,400         $    246,825
  12/31/93                                     $    249,920         $    256,565
   1/31/94                                     $    257,143         $    263,395
   2/28/94                                     $    255,286         $    262,236
   3/31/94                                     $    234,855         $    246,126
   4/30/94                                     $    235,474         $    246,503
   5/31/94                                     $    229,076         $    240,979
   6/30/94                                     $    217,519         $    230,682
   7/31/94                                     $    222,679         $    233,969
   8/31/94                                     $    237,744         $    251,138
   9/30/94                                     $    240,633         $    252,190
  10/31/94                                     $    243,935         $    254,876
  11/30/94                                     $    231,553         $    244,564
  12/31/94                                     $    241,147         $    250,325
   1/31/95                                     $    231,007         $    245,226
   2/28/95                                     $    243,351         $    256,558
   3/31/95                                     $    255,254         $    264,052
   4/30/95                                     $    259,442         $    268,024
   5/31/95                                     $    261,426         $    271,535
   6/30/95                                     $    284,571         $    290,246
   7/31/95                                     $    312,124         $    312,868
   8/31/95                                     $    313,006         $    316,729
   9/30/95                                     $    319,619         $    323,250
  10/31/95                                     $    307,055         $    307,350
  11/30/95                                     $    320,721         $    320,916
  12/31/95                                     $    327,708         $    328,027
   1/31/96                                     $    323,033         $    325,311
   2/29/96                                     $    342,668         $    340,146
   3/31/96                                     $    352,952         $    346,870
   4/30/96                                     $    389,650         $    373,500
   5/31/96                                     $    411,388         $    392,653
   6/30/96                                     $    386,378         $    367,138
   7/31/96                                     $    341,966         $    322,318
   8/31/96                                     $    372,353         $    346,179
   9/30/96                                     $    397,130         $    364,007
  10/31/96                                     $    379,833         $    348,304
  11/30/96                                     $    383,574         $    357,990
  12/31/96                                     $    389,595         $    364,971
   1/31/97                                     $    394,413         $    374,088
   2/28/97                                     $    351,961         $    351,497
   3/31/97                                     $    332,993         $    326,692
   4/30/97                                     $    327,874         $    322,912
   5/31/97                                     $    379,961         $    371,446
   6/30/97                                     $    407,660         $    384,041
   7/31/97                                     $    436,865         $    403,720
   8/31/97                                     $    445,295         $    415,835
   9/30/97                                     $    487,145         $    449,019
  10/31/97                                     $    452,521         $    422,051
  11/30/97                                     $    435,017         $    411,989
  12/31/97                                     $    436,748         $    412,220
   1/31/98                                     $    426,704         $    406,721
   2/28/98                                     $    464,803         $    442,630
   3/31/98                                     $    490,779         $    461,199
   4/30/98                                     $    490,779         $    464,026
   5/31/98                                     $    452,334         $    430,314
   6/30/98                                     $    468,959         $    434,712
   7/31/98                                     $    429,195         $    398,414
   8/31/98                                     $    325,073         $    306,444
   9/30/98                                     $    358,956         $    337,514
  10/31/98                                     $    363,545         $    355,119
  11/30/98                                     $    401,944         $    382,665
  12/31/98                                     $    455,854         $    417,293
   1/31/99                                     $    500,962         $    436,063
   2/28/99                                     $    447,786         $    396,172
   3/31/99                                     $    495,828         $    410,283
   4/30/99                                     $    525,167         $    446,515
   5/31/99                                     $    504,263         $    447,221
   6/30/99                                     $    566,975         $    470,780
   7/31/99                                     $    569,542         $    456,224
   8/31/99                                     $    564,775         $    439,161
   9/30/99                                     $    581,645         $    447,633
  10/31/99                                     $    637,022         $    459,096
  11/30/99                                     $    720,228         $    507,641
  12/31/99                                     $    882,812         $    597,113
 1/31/2000                                     $    860,761         $    591,554
 2/29/2000                                     $  1,159,018         $    729,185
 3/31/2000                                     $  1,010,263         $    652,533
 4/30/2000                                     $    867,488         $    586,647
 5/31/2000                                     $    762,089         $    535,280
 6/30/2000                                     $    918,319         $    604,427
 7/31/2000                                     $    822,264         $    552,628
 8/31/2000                                     $    942,613         $    610,759
 9/30/2000                                     $    886,924         $    580,416
10/31/2000                                     $    793,111         $    533,304
11/30/2000                                     $    611,428         $    436,472
12/31/2000                                     $    665,221         $    463,180
 1/31/2001                                     $    676,406         $    500,669
 2/28/2001                                     $    563,494         $    432,038
 3/31/2001                                     $    509,701         $    392,757
 4/30/2001                                     $    570,951         $    440,842
 5/31/2001                                     $    573,081         $    451,052
 6/30/2001                                     $    583,733         $    463,352
 7/31/2001                                     $    545,918         $    423,824
 8/31/2001                                     $    509,701         $    397,335
 9/30/2001                                     $    423,420         $    333,205
10/31/2001                                     $    459,104         $    365,259
11/30/2001                                     $    495,321         $    395,758
12/31/2001                                     $    518,223         $    420,414
 1/31/2002                                     $    503,310         $    405,447
 2/28/2002                                     $    471,886         $    379,215
 3/31/2002                                     $    510,766         $    412,169
 4/30/2002                                     $    502,777         $    403,266
 5/31/2002                                     $    476,147         $    379,675
 6/30/2002                                     $    442,593         $    347,478
 7/31/2002                                     $    379,746         $    294,071
 8/31/2002                                     $    378,681         $    293,924
 9/30/2002                                     $    358,442         $    272,703
10/31/2002                                     $    364,833         $    286,501
11/30/2002                                     $    382,409         $    314,894
12/31/2002                                     $    356,844         $    293,166
 1/31/2003                                     $    346,725         $    285,192
 2/28/2003                                     $    336,072         $    277,577
 3/31/2003                                     $    336,605         $    281,769
 4/30/2003                                     $    368,029         $    308,424
 5/31/2003                                     $    400,517         $    343,183
 6/30/2003                                     $    410,637         $    349,807
 7/31/2003                                     $    442,060         $    376,252
 8/31/2003                                     $    469,223         $    396,457
 9/30/2003                                     $    446,854         $    386,426
10/31/2003                                     $    488,397         $    419,814
11/30/2003                                     $    500,647         $    433,500
12/31/2003                                     $    491,593         $    435,450
 1/31/2004                                     $    520,886         $    458,312
 2/29/2004                                     $    511,831         $    457,624
 3/31/2004                                     $    511,299         $    459,775

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 2000 Growth Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

U.S. EMERGING GROWTH FUND

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 99.3%

ADVANCED MATERIALS/PRODUCTS -- 0.6%
   Ceradyne, Inc.*                                                         5,600     $       202,440
                                                                                     ---------------
AEROSPACE/DEFENSE -- 0.4%
   Esterline Technologies Corp.*                                           5,900             146,615
                                                                                     ---------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.5%
   Orbital Sciences Corp.*                                                12,900             161,637
                                                                                     ---------------
APPAREL MANUFACTURERS -- 2.6%
   Carter's, Inc.*                                                         6,500             185,835
   Guess?, Inc.*                                                           8,500             153,255
   Kellwood Co.                                                            4,400             172,700
   Oxford Industries, Inc.                                                 4,600             212,474
   Quiksilver, Inc.*                                                      10,000             218,500
                                                                                     ---------------
                                                                                             942,764
                                                                                     ---------------
APPLIANCES -- 0.1%
   Applica, Inc.*                                                          3,500              39,340
                                                                                     ---------------
APPLICATIONS SOFTWARE -- 0.8%
   Embarcadero Technologies, Inc.*                                        11,000             141,240
   Progress Software Corp.*                                                6,300             151,137
                                                                                     ---------------
                                                                                             292,377
                                                                                     ---------------
ATHLETIC FOOTWEAR -- 0.5%
   K-Swiss Cl. A                                                           7,700             188,419
                                                                                     ---------------
AUDIO/VIDEO PRODUCTS -- 0.3%
   Digital Theater Systems, Inc.*                                          3,600              92,268
   Vialta, Inc.*                                                             193                  62
                                                                                     ---------------
                                                                                              92,330
                                                                                     ---------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.5%
   Tenneco Automotive, Inc.*                                              12,700             161,163
                                                                                     ---------------
B2B/E-COMMERCE -- 0.3%
   Agile Software Corp.*                                                  14,000             122,500
                                                                                     ---------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 0.7%
   ElkCorp                                                                 4,900             132,741
   Simpson Manufacturing Co., Inc.*                                        2,100             102,795
                                                                                     ---------------
                                                                                             235,536
                                                                                     ---------------
BUILDING & CONSTRUCTION-MISCELLANEOUS -- 0.5%
   Dycom Industries, Inc.*                                                 6,600             175,032
                                                                                     ---------------
BUILDING-HEAVY CONSTRUCTION -- 0.3%
   Chicago Bridge & Iron Co. N.V.                                          4,400             122,452
                                                                                     ---------------
BUILDING-MOBIL HOME/MANUFACTURED HOUSING -- 0.5%
   Champion Enterprises, Inc.*                                            17,600             186,560
                                                                                     ---------------
CASINO HOTELS -- 0.6%
   Boyd Gaming Corp.                                                      10,100             231,189
                                                                                     ---------------
CASINO SERVICES -- 0.7%
   Alliance Gaming Corp.*                                                  7,600     $       244,188
                                                                                     ---------------
CELLULAR TELECOMMUNICATIONS -- 1.1%
   NII Holdings, Inc. Cl. B*                                               6,900             241,707
   Western Wireless Corp. Cl. A*                                           6,400             149,568
                                                                                     ---------------
                                                                                             391,275
                                                                                     ---------------
CIRCUIT BOARDS -- 0.3%
   TTM Technologies, Inc.*                                                 9,400             115,808
                                                                                     ---------------
COMMERCIAL BANKS-EASTERN US -- 0.1%
   The Bancorp Bank*                                                       2,500              45,000
                                                                                     ---------------
COMMERCIAL BANKS-WESTERN US -- 1.0%
   Silicon Valley Bancshares*                                              3,800             123,272
   UCBH Holdings, Inc.                                                     5,800             232,232
                                                                                     ---------------
                                                                                             355,504
                                                                                     ---------------
COMMERCIAL SERVICES -- 0.8%
   Plexus Corp.*                                                           9,000             160,110
   Wireless Facilities, Inc.*                                             11,400             125,514
                                                                                     ---------------
                                                                                             285,624
                                                                                     ---------------
COMMUNICATIONS SOFTWARE -- 1.0%
   Digi International, Inc.*                                              12,800             126,336
   Inter-Tel, Inc.                                                         7,200             216,432
                                                                                     ---------------
                                                                                             342,768
                                                                                     ---------------
COMPUTER AIDED DESIGN -- 0.5%
   ANSYS, Inc.*                                                            1,200              47,688
   Aspen Technology, Inc.*                                                15,500             126,635
                                                                                     ---------------
                                                                                             174,323
                                                                                     ---------------
COMPUTER SERVICES -- 0.5%
   Ciber, Inc.*                                                           15,000             165,000
                                                                                     ---------------
COMPUTERS -- 0.5%
   Mentor Corp.                                                            5,600             168,560
   PalmOne, Inc.*                                                          1,000              21,360
                                                                                     ---------------
                                                                                             189,920
                                                                                     ---------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.4%
   Radisys Corp.*                                                          7,300             152,570
                                                                                     ---------------
COMPUTERS-MEMORY DEVICES -- 0.9%
   Komag, Inc.*                                                            5,000              92,000
   Silicon Storage Technology, Inc.*                                      18,100             234,214
                                                                                     ---------------
                                                                                             326,214
                                                                                     ---------------
CONSULTING SERVICES -- 0.7%
   Charles River Associates, Inc.*                                         2,800              91,801
   Navigant Consulting, Inc.*                                              8,300             167,909
                                                                                     ---------------
                                                                                             259,710
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

CONSUMER PRODUCTS-MISCELLANEOUS -- 1.2%
   Helen of Troy, Ltd.*                                                    4,900     $       151,949
   Jarden Corp.*                                                           8,200             291,182
                                                                                     ---------------
                                                                                             443,131
                                                                                     ---------------
COSMETICS & TOILETRIES -- 0.4%
   Elizabeth Arden, Inc.*                                                  6,300             133,056
                                                                                     ---------------
DATA PROCESSING/MANAGEMENT -- 0.8%
   eFunds Corp.*                                                           8,800             144,320
   FileNET Corp.*                                                          5,400             143,910
                                                                                     ---------------
                                                                                             288,230
                                                                                     ---------------
DIAGNOSTIC EQUIPMENT -- 1.0%
   Cytyc Corp.*                                                            8,700             193,575
   Gen-Probe, Inc.*                                                        5,300             177,073
                                                                                     ---------------
                                                                                             370,648
                                                                                     ---------------
DIAGNOSTIC KITS -- 1.3%
   Dade Behring Holdings, Inc.*                                            5,800             257,984
   Idexx Laboratories, Inc.*                                               3,600             204,732
                                                                                     ---------------
                                                                                             462,716
                                                                                     ---------------
DISTRIBUTION/WHOLESALE -- 1.1%
   Brightpoint, Inc.*                                                     10,150             155,802
   LKQ Corp.*                                                              2,300              40,250
   SCP Pool Corp.*                                                         4,900             182,574
                                                                                     ---------------
                                                                                             378,626
                                                                                     ---------------
DIVERSIFIED MINERALS -- 0.3%
   Amcol International Corp.                                               6,700             116,915
                                                                                     ---------------
DRUG DELIVERY SYSTEMS -- 0.7%
   Atrix Laboratories, Inc.*                                               2,800              71,400
   Noven Pharmaceuticals, Inc.*                                            8,000             171,760
                                                                                     ---------------
                                                                                             243,160
                                                                                     ---------------
E-COMMERCE/SERVICES -- 0.4%
   Priceline.Com, Inc.*                                                    5,800             156,368
                                                                                     ---------------
EDUCATIONAL SOFTWARE -- 0.1%
   Skillsoft PLC -- ADR*                                                   3,100              39,990
                                                                                     ---------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.6%
   DSP Group, Inc.*                                                        4,700             120,931
   NVE Corp.*                                                              2,100             100,128
                                                                                     ---------------
                                                                                             221,059
                                                                                     ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.0%
   Actel Corp.*                                                            5,100             115,413
   Conexant Systems, Inc.*                                                36,758             226,429
   Integrated Silicon Solution, Inc.*                                      8,900             157,886
   Microsemi Corp.*                                                        6,900              94,392
   Semtech Corp.*                                                          4,900             111,867
   Silicon Image, Inc.*                                                   18,600             191,580
   Staktek Holdings, Inc.*                                                 4,900     $        60,025
   Transmeta Corp.*                                                       28,700             113,652
                                                                                     ---------------
                                                                                           1,071,244
                                                                                     ---------------
ELECTRONIC MEASURE INSTRUMENTS -- 1.5%
   Itron, Inc.*                                                            9,200             171,212
   Measurement Specialties, Inc.*                                          9,000             174,420
   Trimble Navigation, Ltd.*                                               8,400             192,612
                                                                                     ---------------
                                                                                             538,244
                                                                                     ---------------
ELECTRONICS-MILITARY -- 0.8%
   EDO Corp.                                                               6,700             161,336
   Engineered Support
    Systems, Inc.                                                          2,750             134,172
                                                                                     ---------------
                                                                                             295,508
                                                                                     ---------------
E-MARKETING/INFORMATION -- 0.6%
   Valueclick, Inc.*                                                      20,800             224,640
                                                                                     ---------------
ENERGY-ALTERNATE SOURCES -- 0.9%
   Headwaters, Inc.*                                                       7,900             202,398
   Quantum Fuel Systems
    Technologies Worldwide, Inc.*                                         16,000             126,880
                                                                                     ---------------
                                                                                             329,278
                                                                                     ---------------
ENGINES-INTERNAL COMBUST -- 1.1%
   Briggs & Stratton Corp.                                                 2,600             175,422
   Cummins, Inc.                                                           3,700             216,265
                                                                                     ---------------
                                                                                             391,687
                                                                                     ---------------
ENTERPRISE SOFTWARE/SERVICES -- 0.9%
   Microstrategy, Inc.*                                                    3,000             159,900
   Packeteer, Inc.*                                                       12,300             162,360
                                                                                     ---------------
                                                                                             322,260
                                                                                     ---------------
ENTERTAINMENT SOFTWARE -- 0.5%
   Take - Two Interactive
    Software, Inc.*                                                        5,100             187,578
                                                                                     ---------------
ENVIRON MONITORING&DET -- 0.4%
   Mine Safety Appliances Co.                                              4,900             138,964
                                                                                     ---------------
E-SERVICES/CONSULTING -- 0.5%
   Digital Insight Corp.*                                                  3,900              80,808
   Websense, Inc.*                                                         3,100              91,791
                                                                                     ---------------
                                                                                             172,599
                                                                                     ---------------
FINANCE-AUTO LOANS -- 0.5%
   Westcorp                                                                3,900             171,873
                                                                                     ---------------
FINANCE-CONSUMER LOANS -- 0.3%
   World Acceptance Corp.*                                                 6,300             122,913
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

FINANCE-INVESTMENT BANKERS/BROKERS -- 1.3%
   Jefferies Group, Inc.                                                   4,000     $       141,320
   Knight Trading Group, Inc.*                                            13,600             172,176
   Raymond James Financial, Inc.                                           6,350             157,798
                                                                                     ---------------
                                                                                             471,294
                                                                                     ---------------
FINANCE-LEASING COMPANY -- 0.2%
   Marlin Business Services, Inc.*                                         4,000              67,320
                                                                                     ---------------
FOOD-RETAIL -- 0.3%
   Wild Oats Markets, Inc.*                                                9,800             115,934
                                                                                     ---------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.8%
   United Natural Foods, Inc.*                                             6,100             293,349
                                                                                     ---------------
FOOTWEAR & RELATED APPAREL -- 0.6%
   Skechers USA, Inc. Cl. A*                                              15,200             199,272
                                                                                     ---------------
HUMAN RESOURCES -- 1.5%
   AMN Healthcare Services, Inc.*                                          5,900             108,265
   CDI Corp.                                                               5,400             174,312
   Cross Country Healthcare, Inc.*                                         5,900              98,235
   Resources Connection, Inc.*                                             4,000             176,476
                                                                                     ---------------
                                                                                             557,288
                                                                                     ---------------
INDUSTRIAL AUDIO&VIDEO PRODUCTS -- 0.4%
   Sonic Solutions, Inc.*                                                  8,400             159,264
                                                                                     ---------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.4%
   Cognex Corp.                                                            4,000             133,000
                                                                                     ---------------
INSTRUMENTS-SCIENTIFIC -- 0.9%
   Dionex Corp.*                                                           4,400             232,320
   Varian, Inc.*                                                           2,500             100,425
                                                                                     ---------------
                                                                                             332,745
                                                                                     ---------------
INTERNET APPLICATIONS SOFTWARE -- 1.2%
   Tumbleweed
    Communications Corp.*                                                 24,400             171,044
   WebEx Communications, Inc.*                                             8,200             243,786
                                                                                     ---------------
                                                                                             414,830
                                                                                     ---------------
INTERNET CONTENT-INFO/NEWS -- 0.9%
   Ask Jeeves, Inc.*                                                       8,800             314,424
                                                                                     ---------------
INTERNET INCUBATORS -- 0.2%
   CMGI, Inc.*                                                            34,500              84,525
                                                                                     ---------------
INTERNET INFRASTRUCTURE SOFTWARE -- 2.1%
   F5 Networks, Inc.*                                                      4,300             145,555
   Openwave Systems, Inc.*                                                14,966             199,646
   RADWARE, Ltd.*                                                          8,600             228,416
   Supportsoft, Inc.*                                                     15,461             170,226
                                                                                     ---------------
                                                                                             743,843
                                                                                     ---------------
INTERNET SECURITY -- 1.9%
   Aladdin Knowledge Systems, Ltd.*                                       12,400             232,004
   RSA Security, Inc.*                                                     7,000             131,530
   Secure Computing Corp.*                                                13,200     $       215,820
   WatchGuard Technologies, Inc.*                                         15,200             118,864
                                                                                     ---------------
                                                                                             698,218
                                                                                     ---------------
INVESTMENT COMPANIES -- 0.6%
   Harris & Harris Group, Inc.*                                           11,900             199,920
                                                                                     ---------------
INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 0.5%
   Affiliated Managers Group, Inc.*                                        3,150             171,927
                                                                                     ---------------
LASERS-SYSTEMS/COMPONENTS -- 0.4%
   Electronics for Imaging, Inc.*                                          5,300             130,221
                                                                                     ---------------
LEISURE&RECREATIONAL PRODUCTS -- 1.5%
   K2, Inc.*                                                              12,100             193,963
   Multimedia Games, Inc.*                                                 4,400             108,856
   WMS Industries, Inc.*                                                   7,500             232,500
                                                                                     ---------------
                                                                                             535,319
                                                                                     ---------------
MACHINERY-CONSTRUCTION&MINING -- 0.5%
   Terex Corp.*                                                            4,700             173,759
                                                                                     ---------------
MACHINERY-GENERAL INDUSTRY -- 0.4%
   Gardner Denver, Inc.*                                                   5,200             140,816
                                                                                     ---------------
MACHINERY-PUMPS -- 0.7%
   Graco, Inc.                                                             8,700             253,257
                                                                                     ---------------
MEDICAL INFORMATION SYSTEMS -- 0.6%
   IDX Systems Corp.*                                                      6,400             221,440
                                                                                     ---------------
MEDICAL INSTRUMENTS -- 2.0%
   Abaxis, Inc.*                                                           9,500             192,375
   Advanced Neuromodulation
    Systems, Inc.*                                                         3,850             138,947
   DJ Orthopedics, Inc.*                                                   8,100             209,385
   Kyphon, Inc.*                                                           6,800             162,588
                                                                                     ---------------
                                                                                             703,295
                                                                                     ---------------
MEDICAL LABS&TESTING SERVICES -- 0.4%
   Inveresk Research Group, Inc.*                                          5,400             153,468
                                                                                     ---------------
MEDICAL LASER SYSTEMS -- 1.0%
   Biolase Technology, Inc.*                                              11,000             192,610
   Cutera Inc.*                                                            4,500              63,000
   VISX, Inc.*                                                             6,100             119,072
                                                                                     ---------------
                                                                                             374,682
                                                                                     ---------------
MEDICAL PRODUCTS -- 1.2%
   Possis Medical, Inc.*                                                   6,100             171,593
   Synovis Life Technologies, Inc.*                                        5,400              77,166
   Wright Medical Group, Inc.*                                             6,200             190,340
                                                                                     ---------------
                                                                                             439,099
                                                                                     ---------------
MEDICAL-BIOMEDICAL/GENETICS -- 2.4%
   Corgentech, Inc.*                                                       1,700              31,960
   Encysive Pharmaceuticals, Inc.*                                         3,000              30,840

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

MEDICAL-BIOMEDICAL/GENETICS (CONTINUED)
   Integra LifeSciences Holdings*                                          3,600     $       110,232
   Martek Biosciences Corp.*                                               2,700             153,900
   Northfield Laboratories, Inc.*                                          7,200             116,136
   Serologicals Corp.*                                                     8,300             169,320
   Telik, Inc.*                                                            9,900             265,716
                                                                                     ---------------
                                                                                             878,104
                                                                                     ---------------
MEDICAL-DRUGS -- 3.1%
   Adolor Corp.*                                                          10,900             163,827
   Bradley Pharmaceuticals, Inc.*                                          6,300             158,634
   K-V Pharmaceutical Co. Cl. A*                                           7,600             186,656
   Ligand Pharmaceuticals, Inc. Cl. B*                                     9,100             182,910
   OSI Pharmaceuticals, Inc.*                                              1,400              53,760
   Salix Pharmaceuticals, Ltd.*                                            7,000             203,140
   Vaxgen, Inc.*                                                          14,400             163,296
                                                                                     ---------------
                                                                                           1,112,223
                                                                                     ---------------
MEDICAL-GENERIC DRUGS -- 1.1%
   Eon Labs, Inc.*                                                         2,500             167,700
   Impax Laboratories, Inc.*                                              10,700             239,359
                                                                                     ---------------
                                                                                             407,059
                                                                                     ---------------
MEDICAL-NURSING HOMES -- 0.5%
   Kindred Healthcare, Inc.*                                               3,500             176,050
                                                                                     ---------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE -- 1.0%
   Select Medical Corp.                                                    9,900             165,330
   Vistacare, Inc. Cl. A*                                                  7,800             210,756
                                                                                     ---------------
                                                                                             376,086
                                                                                     ---------------
METAL-IRON -- 0.5%
   Cleveland Cliffs, Inc.*                                                 3,000             196,290
                                                                                     ---------------
MULTILEVEL DIR SELLING -- 0.4%
   Nu Skin Enterprises, Inc. Cl. A                                         7,100             143,065
                                                                                     ---------------
NETWORKING PRODUCTS -- 1.2%
   Aeroflex, Inc.*                                                        14,300             192,478
   Ixia*                                                                  13,300             143,906
   SafeNet, Inc.*                                                          3,000             112,620
                                                                                     ---------------
                                                                                             449,004
                                                                                     ---------------
OIL & GAS DRILLING -- 0.5%
   Grey Wolf, Inc.*                                                       29,600             122,544
   Todco Cl. A*                                                            4,900              71,540
                                                                                     ---------------
                                                                                             194,084
                                                                                     ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.5%
   Cheniere Energy, Inc.*                                                  4,800              83,232
   Evergreen Resources, Inc.*                                              2,200              75,570
   Swift Energy Co.*                                                       9,600             180,960
   Ultra Petroleum Corp.*                                                  1,800              54,018
   Unit Corp.*                                                             5,800             159,036
                                                                                     ---------------
                                                                                             552,816
                                                                                     ---------------
PHARMACY SERVICES -- 0.3%
   Healthextras, Inc.*                                                    10,400     $       119,392
                                                                                     ---------------
PHYSICAL PRACTICE MANAGEMENT -- 0.4%
   American Healthways, Inc.*                                              6,300             153,846
                                                                                     ---------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.3%
   Artesyn Technologies, Inc.*                                            12,800             121,856
                                                                                     ---------------
RACETRACKS -- 0.4%
   Penn National Gaming, Inc.*                                             4,900             140,973
                                                                                     ---------------
RADIO -- 0.9%
   Cumulus Media, Inc. Cl. A*                                              7,600             151,924
   Emmis Broadcasting Corp. Cl. A*                                         7,100             169,051
                                                                                     ---------------
                                                                                             320,975
                                                                                     ---------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.5%
   Jones Lang LaSalle, Inc.*                                               6,700             172,257
                                                                                     ---------------
REAL ESTATE OPERATION/DEVELOPMENT -- 0.4%
   Corrections Corp. of America*                                           4,500             160,200
                                                                                     ---------------
RESPIRATORY PRODUCTS -- 0.6%
   ResMed, Inc.*                                                           2,000              90,380
   Respironics, Inc.*                                                      2,200             118,844
                                                                                     ---------------
                                                                                             209,224
                                                                                     ---------------
RETAIL-APPAREL/SHOE -- 2.2%
   Aeropostale, Inc.*                                                      6,000             217,560
   Cache, Inc.*                                                            5,400             178,038
   Children's Place Retail
    Stores, Inc.*                                                          6,200             192,014
   Christopher & Banks Corp.                                               9,600             202,656
                                                                                     ---------------
                                                                                             790,268
                                                                                     ---------------
RETAIL-AUTO PARTS -- 0.5%
   TBC Corp.*                                                              6,200             182,094
                                                                                     ---------------
RETAIL-DISCOUNT -- 0.5%
   Tuesday Morning Corp.*                                                  4,800             165,408
                                                                                     ---------------
RETAIL-GARDENING PRODUCTS -- 0.2%
   Tractor Supply Co.*                                                     1,600              61,952
                                                                                     ---------------
RETAIL-MAIL ORDER -- 0.2%
   J. Jill Group, Inc.*                                                    2,900              59,508
                                                                                     ---------------
RETAIL-PET FOOD & SUPPLIES -- 0.3%
   Petco Animal Supplies, Inc.*                                            3,300              92,994
                                                                                     ---------------
RETAIL-RESTAURANTS -- 0.7%
   Applebee's International, Inc.                                          4,450             184,008
   Buffalo Wild Wings, Inc.*                                                 700              20,041
   Red Robin Gourmet Burgers, Inc.*                                        1,900              53,960
                                                                                     ---------------
                                                                                             258,009
                                                                                     ---------------
RETAIL-SPORTING GOODS -- 0.6%
   Dick's Sporting Goods, Inc.*                                            3,600             209,304
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

SCHOOLS -- 0.7%
   Strayer Education, Inc.                                                   200     $        23,394
   Sylvan Learning Systems, Inc.*                                          6,100             214,171
                                                                                     ---------------
                                                                                             237,565
                                                                                     ---------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.9%
   Integrated Device Technology, Inc.*                                     6,300              94,500
   TriQuint Semiconductor, Inc.*                                           5,600              40,880
   Vitesse Semiconductor Corp.*                                           24,100             170,869
                                                                                     ---------------
                                                                                             306,249
                                                                                     ---------------
SEMICONDUCTOR EQUIPMENT -- 3.1%
   August Technology Corp.*                                               10,400             156,000
   Axcelis Technologies, Inc.*                                             7,800              86,736
   Brooks Automation, Inc.*                                               10,700             224,486
   Kulicke & Soffa Industries, Inc.*                                      18,300             214,476
   LTX Corp.*                                                             13,300             200,830
   Tessera Technologies, Inc.*                                               700              12,810
   Varian Semiconductor
    Equipment Associates, Inc.*                                            5,600             235,200
                                                                                     ---------------
                                                                                           1,130,538
                                                                                     ---------------
STEEL-PRODUCERS -- 0.6%
   Carpenter Technology Corp.                                              6,100             200,568
                                                                                     ---------------
TELECOMMUNICATIONS EQUIPMENT -- 0.9%
   Arris Group, Inc.*                                                     12,200             112,240
   Ditech Communications Corp.*                                            4,338              72,314
   Tekelec*                                                                8,000             132,720
                                                                                     ---------------
                                                                                             317,274
                                                                                     ---------------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS -- 0.8%
   Avanex Corp.*                                                          33,600             145,152
   Harmonic, Inc.*                                                        13,000             125,450
                                                                                     ---------------
                                                                                             270,602
                                                                                     ---------------
TELECOMMUNICATIONS SERVICES -- 1.7%
   Aspect Communications Corp.*                                           20,400             319,668
   MasTec, Inc.*                                                          13,800             130,686
   PTEK Holdings, Inc.*                                                   18,900             173,691
                                                                                     ---------------
                                                                                             624,045
                                                                                     ---------------
THERAPEUTICS -- 5.1%
   Atherogenics, Inc.*                                                     9,600             219,552
   Connetics Corp.*                                                        6,400             141,888
   Eyetech Pharmaceuticals, Inc.*                                          5,300             175,960
   MGI Pharma, Inc.*                                                       2,900             177,654
   Nabi Biopharmaceuticals*                                               11,300             175,715
   NeoPharm, Inc.*                                                         8,800             165,088
   Neurocrine Biosciences, Inc.*                                           1,900             112,290
   NPS Pharmaceuticals, Inc.*                                              5,500             157,025
   Onyx Pharmaceuticals, Inc.*                                             5,600             226,576
   Tanox, Inc.*                                                            8,200             122,098
   Vicuron Pharmaceuticals, Inc.*                                          6,800             154,700
                                                                                     ---------------
                                                                                           1,828,546
                                                                                     ---------------
TRANSACTIONAL SOFTWARE -- 0.8%
   Open Solutions, Inc.*                                                   1,800     $        39,744
   Transaction Systems
    Architects, Inc. Cl. A*                                               10,900             252,226
                                                                                     ---------------
                                                                                             291,970
                                                                                     ---------------
TRANSPORT-SERVICES -- 0.4%
   Pacer International, Inc.*                                              6,400             141,056
                                                                                     ---------------
TRAVEL SERVICES -- 0.3%
   Orbitz, Inc. Cl. A*                                                     4,800             114,288
                                                                                     ---------------
VITAMINS & NUTRITION PRODUCTS -- 0.6%
   NBTY, Inc.*                                                             6,200             230,516
                                                                                     ---------------
WIRE & CABLE PRODUCTS -- 0.7%
   Encore Wire Corp.*                                                      7,200             268,200
                                                                                     ---------------
WIRELESS EQUIPMENT -- 2.4%
   Audiovox Corp. Cl. A*                                                  12,400             248,000
   Novatel Wireless, Inc.*                                                10,500             225,750
   Powerwave Technologies, Inc.*                                          20,400             159,120
   Radyne ComStream, Inc.*                                                13,500             128,250
   RF Micro Devices, Inc.*                                                13,800             116,748
                                                                                     ---------------
                                                                                             877,868
                                                                                     ---------------
TOTAL COMMON STOCK
   (Cost: $29,160,992)                                                                    35,793,780
                                                                                     ---------------

                                                                    PRINCIPAL
                                                                      AMOUNT
----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 6.6%

MONEY MARKET FUNDS -- 5.4%
   Federated Prime Cash
    Obligated Fund**                                             $     1,936,781           1,936,781
                                                                                     ---------------
TIME DEPOSIT -- 1.2%
   Brown Brothers Harriman & Co.
    0.490%, 04/01/04                                                     446,334             446,334
                                                                                     ---------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $2,383,115)                                                                      2,383,115
                                                                                     ---------------
TOTAL INVESTMENTS -- 105.9%
   (Cost: $31,544,107)                                                                    38,176,895
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (5.9%)                                                                       (2,134,095)
                                                                                     ---------------
NET ASSETS -- 100.0%                                                                 $    36,042,800
                                                                                     ===============

----------
*    Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
ADR -- American Depository Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SMALL CAP VALUE FUND (FORMERLY VALUE OPPORTUNITIES FUND)

     MANAGEMENT TEAM: MARK W. STUCKELMAN, Lead Portfolio Manager; STEPHEN SEXAUER, Portfolio Manager; JOHN MAZUR, Investment Analyst; NELSON SHING, Investment Analyst; AERUS TRAN, Investment Analyst; MARK P. Roemer, Product Specialist

     CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

     GOAL: The U.S. Small Cap Value Fund seeks to maximize long-term capital appreciation through investments primarily in smaller U.S. companies with market capitalizations corresponding to the Russell 2000 Value Index that, in the opinion of the Investment Adviser, are undervalued in the marketplace.

     MARKET OVERVIEW: The U.S. equity market delivered impressive results between April 1, 2003 and March 31, 2004. Factors contributing to strong performance were:

     - Evidence the economic recovery was gaining momentum

     - Strong corporate earnings reports and upward revisions to earnings estimates

     The stock market's strength was broad-based, with all major indexes across the style and capitalization spectrum posting sharp increases. On a relative basis, value stocks outperformed growth stocks, and smaller companies outperformed larger ones. Small-cap value stocks, as measured by the Russell 2000 Value Index, turned in some of the best results.

     Within the Russell 2000 Value Index, all sectors posted returns in excess of 35%. Economically sensitive industries, such as basic materials, capital goods and technology, did especially well in response to the pickup in GDP growth. Conversely, more defensive areas, such as utilities and consumer staples, lagged the broader market.

     PERFORMANCE: During the fiscal year ended March 31, 2004, the Fund rose 77.64%, outperforming the Russell 2000 Value Index, which was up 64.49%.

     PORTFOLIO SPECIFICS: The Fund's results were strong in both absolute and relative terms. Looking at absolute performance, returns in every sector of investment were positive. Holdings in the healthcare and technology sectors did especially well.

     Relative to the benchmark, stock selection in most sectors drove outperformance, including producers/manufacturing, transportation, technology and financial services. While this period's results were overwhelmingly positive, issue selection in the commercial/industrial, utilities and retail sectors modestly detracted from relative performance.

     At the individual stock level, several holdings appreciated by more than 150%. Among them were AmeriCredit, OM Group and Titan. AmeriCredit, a sub-prime auto lender, did well amid improving delinquency trends. OM Group, a producer of cobalt, benefited from higher cobalt prices. Titan, a defense contractor that makes products for national security, was purchased by Lockheed Martin at a significant premium.

     MARKET OUTLOOK: Economic recovery and better-than-expected corporate profits bode well for further gains in small-cap value stocks. However, there are risks on the horizon. Valuations largely reflect the improvements we are seeing in earnings. Numerous industrial companies are facing short-term margin squeezes due to rising raw material costs. Higher interest rates pose a risk for many financial services companies. Finally, the ongoing situation in Iraq and the upcoming presidential election are sources of uncertainty.

     Whatever direction the market takes, we are confident that our diversified approach to small-cap value investing will continue to excel in any environment.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SMALL CAP VALUE FUND CLASS I SHARES WITH THE RUSSELL 2000 VALUE INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/04

                                                               SINCE
            1 YEAR                   5 YEARS                 INCEPTION
            77.64%                    21.90%                   14.53%

                                  U.S. SMALL CAP VALUE FUND
                                       CLASS I SHARES          RUSSELL 2000 VALUE INDEX
  12/30/97                             $    250,000                 $    250,000
  12/31/97                             $    248,617                 $    250,504
   1/31/98                             $    246,355                 $    245,969
   2/28/98                             $    267,925                 $    260,851
   3/31/98                             $    280,698                 $    271,441
   4/30/98                             $    283,771                 $    272,771
   5/31/98                             $    274,008                 $    263,115
   6/30/98                             $    271,752                 $    261,642
   7/31/98                             $    252,912                 $    241,155
   8/31/98                             $    209,998                 $    203,390
   9/30/98                             $    219,489                 $    214,882
  10/31/98                             $    230,594                 $    221,264
  11/30/98                             $    242,745                 $    227,260
  12/31/98                             $    251,379                 $    234,396
   1/31/99                             $    239,838                 $    229,075
   2/28/99                             $    224,921                 $    213,429
   3/31/99                             $    216,720                 $    211,658
   4/30/99                             $    237,553                 $    230,982
   5/31/99                             $    247,108                 $    238,073
   6/30/99                             $    256,810                 $    246,692
   7/31/99                             $    255,260                 $    240,845
   8/31/99                             $    246,962                 $    232,030
   9/30/99                             $    239,174                 $    227,389
  10/31/99                             $    230,648                 $    222,842
  11/30/99                             $    236,639                 $    224,000
  12/31/99                             $    240,256                 $    230,877
 1/31/2000                             $    233,732                 $    224,828
 2/29/2000                             $    230,083                 $    238,565
 3/31/2000                             $    248,579                 $    239,687
 4/30/2000                             $    257,324                 $    241,101
 5/31/2000                             $    255,258                 $    237,412
 6/30/2000                             $    260,240                 $    244,344
 7/31/2000                             $    260,563                 $    252,481
 8/31/2000                             $    277,078                 $    263,767
 9/30/2000                             $    281,274                 $    262,263
10/31/2000                             $    283,121                 $    261,319
11/30/2000                             $    275,691                 $    255,988
12/31/2000                             $    305,403                 $    283,507
 1/31/2001                             $    318,153                 $    291,332
 2/28/2001                             $    318,314                 $    290,924
 3/31/2001                             $    313,098                 $    286,269
 4/30/2001                             $    334,350                 $    299,523
 5/31/2001                             $    354,411                 $    307,221
 6/30/2001                             $    361,633                 $    319,572
 7/31/2001                             $    365,110                 $    312,413
 8/31/2001                             $    361,098                 $    311,320
 9/30/2001                             $    324,453                 $    276,950
10/31/2001                             $    334,350                 $    284,178
11/30/2001                             $    351,469                 $    304,611
12/31/2001                             $    379,885                 $    323,253
 1/31/2002                             $    383,641                 $    327,552
 2/28/2002                             $    384,446                 $    329,550
 3/31/2002                             $    419,054                 $    354,234
 4/30/2002                             $    428,175                 $    366,703
 5/31/2002                             $    415,298                 $    354,565
 6/30/2002                             $    408,859                 $    346,729
 7/31/2002                             $    350,106                 $    295,205
 8/31/2002                             $    347,960                 $    293,906
 9/30/2002                             $    324,619                 $    272,921
10/31/2002                             $    322,473                 $    277,015
11/30/2002                             $    348,387                 $    299,121
12/31/2002                             $    342,602                 $    286,348
 1/31/2003                             $    332,317                 $    278,273
 2/28/2003                             $    322,997                 $    268,923
 3/31/2003                             $    328,782                 $    271,801
 4/30/2003                             $    358,028                 $    297,622
 5/31/2003                             $    399,809                 $    328,009
 6/30/2003                             $    411,058                 $    333,552
 7/31/2003                             $    439,340                 $    350,197
 8/31/2003                             $    464,409                 $    363,504
 9/30/2003                             $    454,115                 $    359,324
10/31/2003                             $    501,037                 $    388,609
11/30/2003                             $    524,123                 $    403,531
12/31/2003                             $    543,989                 $    418,139
 1/31/2004                             $    566,835                 $    432,607
 2/29/2004                             $    581,072                 $    440,999
 3/31/2004                             $    584,052                 $    447,085

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 2000 Value Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for Class I shares only. Class II shares are new and have no prior performance. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The Fund's performance includes historical performance of comparable managed institutional pooled accounts managed by the Investment Adviser prior to the inception of the Fund. The Fund commenced operations on May 1, 2001. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

U.S. SMALL CAP VALUE FUND

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 94.5%

AEROSPACE/DEFENSE-EQUIPMENT -- 0.6%
   AAR Corp.*                                                             32,700     $       401,556
                                                                                     ---------------
AGRICULTURAL OPERATIONS -- 1.0%
   Delta & Pine Land Co.                                                  27,600             688,620
                                                                                     ---------------
APPLICATIONS SOFTWARE -- 0.6%
   Actuant Corp. Cl. A*                                                    9,400             368,762
                                                                                     ---------------
AUTO-MEDIUM & HEAVY DUTY TRUCKS -- 1.3%
   Oshkosh Truck Co.                                                      15,200             846,640
                                                                                     ---------------
BROADCAST SERVICES/PROGRAMMING -- 2.1%
   4Kids Entertainment, Inc.*                                             31,500             704,655
   UnitedGlobalCom, Inc. Cl. A*                                           81,332             690,509
                                                                                     ---------------
                                                                                           1,395,164
                                                                                     ---------------
BUILDING & CONSTRUCTION-MISCELLANEOUS -- 0.9%
   Dycom Industries, Inc.*                                                21,900             580,788
                                                                                     ---------------
CELLULAR TELECOMMUNICATIONS -- 1.4%
   NII Holdings, Inc. Cl. B*                                              25,800             903,774
                                                                                     ---------------
CHEMICALS-PLASTICS -- 1.8%
   A. Schulman, Inc.                                                      28,400             558,060
   Spartech Corp.                                                         25,700             639,930
                                                                                     ---------------
                                                                                           1,197,990
                                                                                     ---------------
CHEMICALS-SPECIALTY -- 0.9%
   Millennium Chemicals, Inc.                                             41,400             618,516
                                                                                     ---------------
COMMERCIAL BANKS-CENTRAL US -- 3.1%
   Associated Banc Corp.                                                  14,000             627,060
   Macatawa Bank Corp.                                                    10,100             281,487
   Oak Hill Financial, Inc.                                               18,300             597,495
   Provident Finanacial Group, Inc.                                       13,200             530,112
                                                                                     ---------------
                                                                                           2,036,154
                                                                                     ---------------
COMMERCIAL BANKS-EASTERN US -- 1.7%
   Community Bank Systems, Inc.                                           13,300             615,524
   Riggs National Corp.                                                   31,100             535,231
                                                                                     ---------------
                                                                                           1,150,755
                                                                                     ---------------
COMMERCIAL BANKS-WESTERN US -- 1.0%
   Greater Bay Bancorp                                                    23,000             672,750
                                                                                     ---------------
COMMERCIAL SERVICES -- 2.0%
   SOURCECORP, Inc.*                                                      26,300             696,950
   Steiner Leisure, Ltd.*                                                 40,100             649,620
                                                                                     ---------------
                                                                                           1,346,570
                                                                                     ---------------
COMPUTER AIDED DESIGN -- 0.4%
   MSC, Software Corp.*                                                   32,500             286,325
                                                                                     ---------------
COMPUTER SERVICES -- 1.3%
   CACI International, Inc. Cl. A*                                        12,400     $       533,200
   PEC Solutions, Inc.*                                                   24,300             321,246
                                                                                     ---------------
                                                                                             854,446
                                                                                     ---------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.3%
   MTS Systems Corp.                                                      13,500             373,545
   Radisys Corp.*                                                         22,500             470,250
                                                                                     ---------------
                                                                                             843,795
                                                                                     ---------------
DATA PROCESSING/MANAGEMENT -- 0.9%
   CSG Systems International, Inc.*                                       32,700             561,786
                                                                                     ---------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 5.3%
   Ameron International Corp.                                             18,300             617,259
   Carlisle Cos, Inc.                                                     11,500             651,475
   Esco Technologies, Inc.*                                               14,600             673,352
   The Brink's Co.                                                        32,000             882,560
   Tredegar Corp.                                                         47,000             687,610
                                                                                     ---------------
                                                                                           3,512,256
                                                                                     ---------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 2.0%
   Methode Electronics, Inc.                                              49,100             633,390
   Rogers Corp.*                                                          12,400             661,788
                                                                                     ---------------
                                                                                           1,295,178
                                                                                     ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.5%
   ON Semiconductor Corp.*                                                87,500             659,750
   Richardson Electronics, Ltd.                                           28,100             340,291
                                                                                     ---------------
                                                                                           1,000,041
                                                                                     ---------------
ENGINES-INTERNAL COMBUST -- 1.0%
   Briggs & Stratton Corp.                                                 9,800             661,206
                                                                                     ---------------
FINANCE-AUTO LOANS -- 1.1%
   AmeriCredit Corp.*                                                     42,500             723,775
                                                                                     ---------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 1.5%
   Friedman, Billings, Ramsey Group                                       35,900             968,941
                                                                                     ---------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.8%
   Chiquita Brands International*                                         24,400             508,740
                                                                                     ---------------
FUNERAL SERVICES & RELATED ITEMS -- 1.2%
   Stewart Enterprises, Inc. Cl. A*                                      105,100             764,077
                                                                                     ---------------
GARDEN PRODUCTS -- 1.2%
   Toro Co.                                                               12,800             793,600
                                                                                     ---------------
GAS-DISTRIBUTION -- 2.9%
   Energen Corp.                                                          15,600             643,500
   Southern Union Co.*                                                    31,289             592,926
   UGI Corp.                                                              19,550             643,586
                                                                                     ---------------
                                                                                           1,880,012
                                                                                     ---------------
HOTELS & MOTELS -- 0.9%
   Extended Stay America, Inc.                                            30,700             594,659
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

INDEX FUND -- 4.7%
   Ishares Russell 2000 Value Idx                                         18,000     $     3,080,700
                                                                                     ---------------
INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 1.3%
   Fieldstone Investment Corp.+*                                          45,500             875,875
                                                                                     ---------------
LASERS-SYSTEMS/COMPONENTS -- 0.7%
   Rofin-Sinar Technologies, Inc.*                                        15,200             453,720
                                                                                     ---------------
MACHINERY-CONSTRUCTION & MINING -- 1.7%
   Joy Global, Inc.                                                       39,200           1,100,344
                                                                                     ---------------
MACHINERY-GENERAL INDUSTRY -- 2.4%
   Gardner Denver, Inc.*                                                  26,700             723,036
   Middleby Corp.                                                         19,300             881,624
                                                                                     ---------------
                                                                                           1,604,660
                                                                                     ---------------
MEDICAL LASER SYSTEMS -- 1.2%
   Candela Corp.*                                                         57,900             793,809
                                                                                     ---------------
MEDICAL PRODUCTS -- 1.1%
   Inamed Corp.*                                                          13,249             705,907
                                                                                     ---------------
MEDICAL-HOSPITALS -- 1.0%
   LifePoint Hospitals, Inc.*                                             20,600             666,204
                                                                                     ---------------
METAL PROCESSORS & FABRICATION -- 1.0%
   Quanex Corp.                                                           15,600             662,844
                                                                                     ---------------
METAL-ALUMINUM -- 0.8%
   Commonwealth Industries, Inc.                                          69,400             507,314
                                                                                     ---------------
METAL-IRON -- 1.2%
   Cleveland Cliffs, Inc.*                                                12,400             811,332
                                                                                     ---------------
MINING SERVICES -- 1.0%
   Compass Minerals
    International, Inc.*                                                  38,400             629,376
                                                                                     ---------------
MOTION PICTURES & SERVICES -- 1.0%
   Lions Gate Entertainment Corp.*                                       108,100             675,625
                                                                                     ---------------
MULTI-LINE INSURANCE -- 1.1%
   Quanta Capital Holdings, Ltd.144A+#*                                   56,800             710,000
                                                                                     ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.2%
   Stone Energy Corp.*                                                    14,900             736,954
   Westport Resources Corp.*                                              21,500             709,285
                                                                                     ---------------
                                                                                           1,446,239
                                                                                     ---------------
POLLUTION CONTROL -- 0.6%
   Duratek, Inc.*                                                         23,200             369,112
                                                                                     ---------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.5%
   Artesyn Technologies, Inc.*                                            37,100             353,192
                                                                                     ---------------
PROPERTY/CASUALTY INSURANCE -- 2.0%
   Meadowbrook Insurance Group*                                          130,300             661,924
   Selective Insurance Group                                              18,100             634,767
                                                                                     ---------------
                                                                                           1,296,691
                                                                                     ---------------
PUBLISHING-NEWSPAPERS -- 1.0%
   Lee Enterprises                                                        14,000     $       632,520
                                                                                     ---------------
REAL ESTATE OPERATION/DEVELOPMENT -- 1.1%
   Corrections Corp. of America*                                          20,600             733,360
                                                                                     ---------------
REINSURANCE -- 1.9%
   Platinum Underwriters Holdings                                         16,500             528,825
   PXRE Group, Ltd.                                                       25,100             701,294
                                                                                     ---------------
                                                                                           1,230,119
                                                                                     ---------------
REITS-DIVERSIFIED -- 0.8%
   Washington Real Estate
    Investment Trust                                                      15,700             509,465
                                                                                     ---------------
REITS-HOTELS -- 2.7%
   Ashford Hospitality Trust                                              54,800             558,412
   Highland Hospitality Corp.*                                            71,400             836,808
   Innkeepers USA Trust                                                   41,900             382,966
                                                                                     ---------------
                                                                                           1,778,186
                                                                                     ---------------
REITS-MANUFACTURED HOMES -- 1.5%
   Affordable Residential Communities                                     31,300             579,050
   Manufactured Home
    Communities, Inc.                                                     11,900             420,070
                                                                                     ---------------
                                                                                             999,120
                                                                                     ---------------
REITS-MORTGAGE -- 2.0%
   American Home Mortgage
    Investment Corp.                                                      18,500             532,800
   Luminent Mortgage Capital, Inc.                                        55,600             786,740
                                                                                     ---------------
                                                                                           1,319,540
                                                                                     ---------------
REITS-SHOPPING CENTERS -- 1.1%
   Equity One, Inc.                                                       37,000             711,140
                                                                                     ---------------
RETAIL-COMPUTER EQUIPMENT -- 0.4%
   Electronics Boutique Holdings*                                          8,400             246,624
                                                                                     ---------------
RETAIL-FABRIC STORE -- 0.7%
   Jo-Ann Stores, Inc.*                                                   17,244             483,694
                                                                                     ---------------
RETAIL-HOME FURNISHINGS -- 1.0%
   Haverty Furniture Cos., Inc.                                           30,700             653,296
                                                                                     ---------------
SAVINGS & LOANS/THRIFTS-CENTRAL US -- 1.0%
   Bank Mutual Corp.                                                      56,985             637,662
                                                                                     ---------------
SAVINGS & LOANS/THRIFTS-EASTERN US -- 2.7%
   Brookline Bancorp, Inc.                                                40,828             651,207
   First Niagara Financial Group, Inc.                                    46,700             637,455
   Parkvale Financial Corp.                                               17,000             487,220
                                                                                     ---------------
                                                                                           1,775,882
                                                                                     ---------------
SCHOOLS -- 0.5%
   Concorde Career Colleges, Inc.*                                        13,700             328,800
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

SEMICONDUCTOR EQUIPMENT -- 2.1%
   ASE Test, Ltd.*                                                        71,900     $       790,900
   Mattson Technology, Inc.*                                              26,000             310,960
   Photronics, Inc.*                                                      17,700             313,998
                                                                                     ---------------
                                                                                           1,415,858
                                                                                     ---------------
TELECOMMUNICATIONS EQUIPMENT -- 0.5%
   Tekelec*                                                               18,600             308,574
                                                                                     ---------------
TELECOMMUNICATIONS SERVICES -- 0.5%
   PTEK Holdings, Inc.*                                                   35,800             329,002
                                                                                     ---------------
TELEPHONE-INTEGRATED -- 0.4%
   Primus Telecommunications
    Group, Inc.*                                                          33,600             282,576
                                                                                     ---------------
THEATERS -- 1.0%
   Carmike Cinemas, Inc.*                                                 18,100             674,605
                                                                                     ---------------
THERAPEUTICS -- 1.0%
   Medarex, Inc.*                                                         74,400             667,368
                                                                                     ---------------
TRANSPORT-RAIL -- 1.5%
   Genesee & Wyoming, Inc. Cl. A*                                         39,450             974,415
                                                                                     ---------------
TRANSPORT-TRUCK -- 1.9%
   Heartland Express, Inc.                                                25,542             581,847
   Old Dominion Freight Line, Inc.*                                       20,500             690,850
                                                                                     ---------------
                                                                                           1,272,697
                                                                                     ---------------
TOTAL COMMON STOCK
   (Cost: $47,125,509)                                                                    62,164,323
                                                                                     ---------------

                                                                    PRINCIPAL
                                                                      AMOUNT              VALUE
----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 11.2%

MONEY MARKET FUNDS -- 5.5%
   Federated Prime Cash
    Obligated Fund**                                             $     3,620,065     $     3,620,065
                                                                                     ---------------
TIME DEPOSIT -- 5.7%
   Bank of America London
    0.490%, 04/01/04                                                   3,771,797           3,771,797
                                                                                     ---------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $7,391,862)                                                                      7,391,862
                                                                                     ---------------
TOTAL INVESTMENTS -- 105.7%
   (Cost: $54,517,371)                                                                    69,556,185
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (5.7%)                                                                       (3,764,921)
                                                                                     ---------------
NET ASSETS -- 100.0%                                                                 $    65,791,264
                                                                                     ===============

----------
*    Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
+ Illiquid securities. Total cost of illiquid securities as of March 31, 2004 was $1,251,640. Total market value of illiquid securities owned at March 31, 2004 was $1,585,875 or 2.4% of net assets.
# 144A security. Certain conditions for public sale may exist. Total market value of 144A securities owned at March 31, 2004 was $710,000 or 1% of net assets.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. LARGE CAP VALUE FUND (FORMERLY LARGE CAP VALUE FUND)

     MANAGEMENT TEAM: STEPHEN SEXAUER, Lead Portfolio Manager; MARK W. STUCKELMAN, Portfolio Manager; JOHN MAZUR, Investment Analyst; NELSON SHING, Investment Analyst; AERUS TRAN, Investment Analyst; MARK P. ROEMER, Product Specialist

     CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

     GOAL: The U.S. Large Cap Value Fund seeks long-term capital appreciation through investments in a diversified portfolio comprised predominantly of U.S. companies with larger market capitalizations that, in the opinion of the Investment Adviser, are undervalued relative to other market measures.

     MARKET OVERVIEW: The powerful combination of economic expansion and rising corporate profits helped propel U.S. stock prices significantly higher during the twelve months ended March 31, 2004.

     Driven by fiscal and monetary stimulus, GDP grew at an annual rate of more than 6% in the second half of 2003. In particular, signs of improvement in the job market -- a key element of sustainable growth -- buoyed investor sentiment.

     Corporate earnings soared as a result of strengthening demand, productivity gains and cost-cutting measures. The depreciation of the dollar contributed to profit growth for large U.S. multinational companies. A lower dollar made prices of U.S. exports more competitive in world markets. In addition, revenues earned overseas were worth more when translated back into dollar terms.

     A key theme this period was the outperformance of small-cap stocks, which was apparent in all major U.S. equity indices. For example, the smallest stocks within the large-cap Russell 1000 Value Index turned in the best results. Investors' tolerance for risk increased, sparking enthusiasm for lower-quality stocks whose market capitalizations had fallen significantly from their March 2000 peaks.

     PERFORMANCE: The Fund's Class I Shares delivered a 37.44% gain from April 1, 2003 through March 31, 2004. The Russell 1000 Value Index rose 40.81%, and the S&P 500 Index was up 35.11%.

     PORTFOLIO SPECIFICS: The Fund kept pace with the stock market's sharp rally. Positions in nearly every sector of investment posted double-digit gains, with notable strength among producers/manufacturing and retail names. Holdings in the heavily weighted financial services sector made the greatest contribution to return, with FleetBoston Financial among the best-performing stocks. The company benefited from a rebound in its credit quality and news it was being purchased by Bank of America. Other top performers this period included Citigroup, Federated Department Stores and McDonalds.

     Relative to the Russell 1000 Value Index, the Fund modestly trailed. This was mainly due to its below-benchmark exposure to many of the smaller-cap, lower-quality stocks that produced the best returns. While these companies were generally inexpensive, they did not meet our investment criteria for financial strength and positive fundamental change. As such, we did not own them.

     MARKET OUTLOOK: We anticipate this period's favorable trends in the economy and earnings will continue, driven by:

     -  Re-emergence of employment growth

     -  Low interest rates and low value of the U.S. dollar

     -  High rates of productivity among U.S. companies

     The stock market should continue to reward investors in this environment. As always, we remain focused on identifying attractively valued, large-cap companies exhibiting sustainable earnings growth for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. LARGE CAP VALUE FUND CLASS I SHARES WITH THE RUSSELL 1000 VALUE INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/04

                                                             SINCE
              1 YEAR                 5 YEARS               INCEPTION
              37.44%                  4.66%                  12.95%

                                   U.S. LARGE CAP VALUE FUND
                                        CLASS I SHARES         RUSSELL 1000 VALUE INDEX
   4/30/96                               $    250,000               $    250,000
   5/31/96                               $    256,600               $    253,125
   6/30/96                               $    263,800               $    253,328
   7/31/96                               $    257,600               $    243,752
   8/31/96                               $    264,800               $    250,723
   9/30/96                               $    278,800               $    260,702
  10/31/96                               $    288,600               $    270,791
  11/30/96                               $    311,581               $    290,423
  12/31/96                               $    310,622               $    286,706
   1/31/97                               $    327,247               $    300,611
   2/28/97                               $    331,246               $    305,030
   3/31/97                               $    316,936               $    294,049
   4/30/97                               $    333,350               $    306,399
   5/31/97                               $    358,183               $    323,527
   6/30/97                               $    369,758               $    337,406
   7/31/97                               $    412,900               $    362,779
   8/31/97                               $    403,430               $    349,864
   9/30/97                               $    428,684               $    370,996
  10/31/97                               $    412,269               $    360,645
  11/30/97                               $    425,854               $    376,586
  12/31/97                               $    436,586               $    387,582
   1/31/98                               $    434,531               $    382,078
   2/28/98                               $    469,924               $    407,792
   3/31/98                               $    500,065               $    432,749
   4/30/98                               $    502,805               $    435,648
   5/31/98                               $    500,750               $    429,201
   6/30/98                               $    511,938               $    434,695
   7/31/98                               $    501,864               $    427,000
   8/31/98                               $    424,288               $    363,463
   9/30/98                               $    448,323               $    384,326
  10/31/98                               $    479,972               $    414,111
  11/30/98                               $    502,997               $    433,408
  12/31/98                               $    524,487               $    448,144
   1/31/99                               $    530,983               $    451,729
   2/28/99                               $    512,743               $    445,360
   3/31/99                               $    522,238               $    454,579
   4/30/99                               $    563,217               $    497,037
   5/31/99                               $    554,472               $    491,569
   6/30/99                               $    570,214               $    505,825
   7/31/99                               $    558,969               $    491,004
   8/31/99                               $    538,979               $    472,788
   9/30/99                               $    516,990               $    456,240
  10/31/99                               $    553,222               $    482,520
  11/30/99                               $    531,483               $    478,756
  12/31/99                               $    571,041               $    481,054
 1/31/2000                               $    535,602               $    465,372
 2/29/2000                               $    492,372               $    430,795
 3/31/2000                               $    546,661               $    483,352
 4/30/2000                               $    546,661               $    477,745
 5/31/2000                               $    545,656               $    482,761
 6/30/2000                               $    521,276               $    460,699
 7/31/2000                               $    539,624               $    466,458
 8/31/2000                               $    569,784               $    492,393
 9/30/2000                               $    578,330               $    496,923
10/31/2000                               $    607,485               $    509,147
11/30/2000                               $    583,226               $    490,258
12/31/2000                               $    615,670               $    514,819
 1/31/2001                               $    625,048               $    516,827
 2/28/2001                               $    611,868               $    502,459
 3/31/2001                               $    593,618               $    484,723
 4/30/2001                               $    627,329               $    508,474
 5/31/2001                               $    647,607               $    519,915
 6/30/2001                               $    637,468               $    508,373
 7/31/2001                               $    637,468               $    507,305
 8/31/2001                               $    607,052               $    486,962
 9/30/2001                               $    559,147               $    452,680
10/31/2001                               $    556,359               $    448,787
11/30/2001                               $    597,010               $    474,861
12/31/2001                               $    609,399               $    486,068
 1/31/2002                               $    596,752               $    482,325
 2/28/2002                               $    601,140               $    483,097
 3/31/2002                               $    631,339               $    505,948
 4/30/2002                               $    606,560               $    488,594
 5/31/2002                               $    613,529               $    491,037
 6/30/2002                               $    568,102               $    462,851
 7/31/2002                               $    512,350               $    419,806
 8/31/2002                               $    510,027               $    422,954
 9/30/2002                               $    446,532               $    375,922
10/31/2002                               $    489,378               $    403,778
11/30/2002                               $    520,218               $    429,216
12/31/2002                               $    498,455               $    410,588
 1/31/2003                               $    490,851               $    400,652
 2/28/2003                               $    478,003               $    389,954
 3/31/2003                               $    477,216               $    390,617
 4/30/2003                               $    515,760               $    424,991
 5/31/2003                               $    548,798               $    452,446
 6/30/2003                               $    554,567               $    458,101
 7/31/2003                               $    562,957               $    464,927
 8/31/2003                               $    566,104               $    472,180
 9/30/2003                               $    562,695               $    467,553
10/31/2003                               $    597,831               $    496,167
11/30/2003                               $    599,439               $    502,915
12/31/2003                               $    635,459               $    533,894
 1/31/2004                               $    648,631               $    543,291
 2/29/2004                               $    662,071               $    554,917
 3/31/2004                               $    657,502               $    550,034

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 1000 Value Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds). The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

U.S. LARGE CAP VALUE FUND

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 98.7%

AEROSPACE/DEFENSE -- 0.8%
   Raytheon Co.                                                            5,700     $       178,638
                                                                                     ---------------
APPLICATIONS SOFTWARE -- 3.3%
   Microsoft Corp.                                                        27,500             686,675
                                                                                     ---------------
BEVERAGES-NON-ALCOHOLIC -- 1.3%
   PepsiCo, Inc.                                                           5,100             274,635
                                                                                     ---------------
CABLE TV -- 0.5%
   Comcast Corp. Cl. A*                                                    3,900             112,086
                                                                                     ---------------
COMMERCIAL BANKS-EASTERN US -- 1.0%
   North Fork Bancorporation                                               5,000             211,600
                                                                                     ---------------
COMPUTERS -- 3.7%
   Hewlett-Packard Co.                                                    19,400             443,096
   International Business
    Machines Corp.                                                         3,600             330,624
                                                                                     ---------------
                                                                                             773,720
                                                                                     ---------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.7%
   Fortune Brands, Inc.                                                    4,800             367,824
                                                                                     ---------------
COSMETICS & TOILETRIES -- 2.8%
   Kimberly-Clark Corp.                                                    5,000             315,500
   Procter & Gamble Co.                                                    2,700             283,176
                                                                                     ---------------
                                                                                             598,676
                                                                                     ---------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 7.8%
   3M Co.                                                                  6,200             507,594
   ITT Industries, Inc.                                                    6,800             519,044
   Textron, Inc.                                                           5,300             281,695
   Tyco International, Ltd.                                               11,700             335,205
                                                                                     ---------------
                                                                                           1,643,538
                                                                                     ---------------
ELECTRIC-INTEGRATED -- 2.3%
   Public Services Enterprise Group                                        5,500             258,390
   TXU Corp.                                                               7,600             217,816
                                                                                     ---------------
                                                                                             476,206
                                                                                     ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.1%
   PPL Corp.                                                               5,000             228,000
                                                                                     ---------------
FIDUCIARY BANKS -- 1.6%
   Bank of New York Co., Inc.                                             10,600             333,900
                                                                                     ---------------
FINANCE-CREDIT CARD -- 1.5%
   American Express Co.                                                    6,100             316,285
                                                                                     ---------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 11.4%
   Citigroup, Inc.                                                        12,800             661,760
   J.P. Morgan Chase & Co.                                                22,100             927,095
   Morgan Stanley Dean Witter & Co.                                       14,000             802,200
                                                                                     ---------------
                                                                                           2,391,055
                                                                                     ---------------
FINANCIAL GUARANTEE INSURANCE -- 1.8%
   Ambac Financial Group, Inc.                                             5,000     $       368,900
                                                                                     ---------------
INDUSTRIAL GASES -- 2.3%
   Praxair, Inc.                                                          13,100             486,272
                                                                                     ---------------
LIFE/HEALTH INSURANCE -- 1.3%
   Jefferson-Pilot Corp.                                                   5,100             280,551
                                                                                     ---------------
MEDICAL-DRUGS -- 4.5%
   Abbott Laboratories                                                     8,600             353,460
   Pfizer, Inc.                                                           16,900             592,345
                                                                                     ---------------
                                                                                             945,805
                                                                                     ---------------
MEDICAL-HMO -- 1.5%
   Wellpoint Health Networks, Inc.*                                        2,700             307,044
                                                                                     ---------------
MULTI-LINE INSURANCE -- 6.2%
   Allstate Corp.                                                          8,100             368,226
   American International
    Group, Inc.                                                           13,000             927,550
                                                                                     ---------------
                                                                                           1,295,776
                                                                                     ---------------
MULTIMEDIA -- 5.7%
   Time Warner, Inc.*                                                     36,100             608,646
   Viacom, Inc. Cl. B                                                      8,300             325,443
   Walt Disney Co.                                                        10,200             254,898
                                                                                     ---------------
                                                                                           1,188,987
                                                                                     ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.8%
   Apache Corp.                                                            8,950             386,371
                                                                                     ---------------
OIL COMPANIES-INTEGRATED -- 9.0%
   Chevrontexaco Corp.                                                     3,500             307,230
   ConocoPhillips                                                         12,210             852,380
   Exxon Mobil Corp.                                                      17,800             740,302
                                                                                     ---------------
                                                                                           1,899,912
                                                                                     ---------------
OIL-FIELD SERVICES -- 0.5%
   Weatherford International, Ltd.*                                        2,700             113,481
                                                                                     ---------------
PROPERTY/CASUALTY INSURANCE -- 0.8%
   Travelers Property
    Casualty Corp. Cl. A                                                  10,357             177,623
                                                                                     ---------------
RETAIL-DISCOUNT -- 1.6%
   TJX Cos., Inc.                                                         14,100             346,296
                                                                                     ---------------
RETAIL-REGIONAL DEPARTMENT STORES -- 1.8%
   Federated Department
    Stores, Inc.                                                           6,900             372,945
                                                                                     ---------------
RETAIL-RESTAURANTS -- 0.8%
   McDonalds Corp.                                                         5,800             165,706
                                                                                     ---------------
SAVINGS & LOANS/THRIFTS-WESTERN US -- 2.8%
   Washington Mutual, Inc.                                                14,000             597,940
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

SUPER-REGIONAL BANKS-US -- 8.3%
   FleetBoston Financial Corp.                                            20,000     $       898,000
   Wells Fargo & Co.                                                      14,900             844,383
                                                                                     ---------------
                                                                                           1,742,383
                                                                                     ---------------
TELECOMMUNICATIONS EQUIPMENT -- 1.1%
   ADC Telecommunication, Inc.*                                           82,900             240,410
                                                                                     ---------------
TELEPHONE-INTEGRATED -- 3.6%
   Verizon Communications, Inc.                                           20,600             752,724
                                                                                     ---------------
WIRELESS EQUIPMENT -- 2.5%
   Motorola, Inc.                                                         29,400             517,440
                                                                                     ---------------
TOTAL COMMON STOCK
   (Cost: $16,725,729)                                                                    20,779,404
                                                                                     ---------------

                                                                    PRINCIPAL
                                                                      AMOUNT              VALUE
----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 0.3%

TIME DEPOSIT -- 0.3%
   Brown Brothers Harriman & Co.
    0.490%, 04/01/04
    (Cost: $54,610)                                              $        54,610     $        54,610
                                                                                     ---------------
TOTAL INVESTMENTS -- 99.0%
   (Cost: $16,780,339)                                                                    20,834,014
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 1.0%                                                                       214,473
                                                                                     ---------------
NET ASSETS -- 100.0%                                                                 $    21,048,487
                                                                                     ===============

----------
*    Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. LARGE CAP SELECT GROWTH FUND

     MANAGEMENT TEAM: STEPHEN ROSS, Lead Portfolio Manager; MICHAEL W. BARRACLOUGH, Portfolio Manager; THOMAS J. SMITH, CFA, Portfolio Manager; CHRISTIANE BOYD, Investment Analyst; CARRIE L. BOYKO, Investment Analyst; JOSHUA
M. MOSS, Investment Analyst

     CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

     GOAL: The U.S. Large Cap Select Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index at time of purchase.

     MARKET OVERVIEW: U.S. stock prices climbed substantially higher from April 1, 2003 through March 31, 2004 driven by a number of positive catalysts. Early in the period, investors cheered the end of major military conflict in Iraq. In May, President Bush signed a $350-billion tax-cut package into law, and, in June, the Federal Reserve reduced short-term interest rates to 45-year lows. As the period progressed, the economy strengthened, with GDP growing at an annual rate of 6.2% in the second half of 2003. Importantly, the long-awaited rebound in the business sector of the economy began to unfold, demonstrated by increased capital spending and more hiring.

     Corporate profits soared to record-high levels during the period, supported by cost-cutting measures, productivity gains and revenue increases. Additionally, the decline in the U.S. dollar versus the euro and yen boosted the earnings of large U.S. multinational corporations. The falling dollar stimulated demand for U.S. exports, which were more price-competitive in global markets, and meant offshore revenues were worth more when translated back into dollar terms.

     PERFORMANCE: The Fund's I-Shares advanced 18.30% during the fiscal year ended March 31, 2004 versus a 32.19% increase in the Russell 1000 Growth Index.

     PORTFOLIO SPECIFICS: The Fund registered a strong advance this period. Positions in the heavily weighted technology sector made the largest contribution to return, followed by consumer services holdings.

     Compared to the Russell 1000 Growth Index, the Fund underperformed. One area that hurt relative results was the Fund's higher exposure to larger-cap, more growth-oriented names than the benchmark. Within the universe of large-cap growth companies, stocks with lower market capitalizations and more value-oriented characteristics outperformed this period. Issue selection in the technology, retail and healthcare sectors also detracted from relative performance. On a positive note, an overweight in the technology sector and stock selection among consumer services companies helped results versus the benchmark.

     MARKET OUTLOOK: We remain positive in our outlook for U.S. equities given:

     -  Many economic indicators point to continued GDP growth

     -  Corporate profits are expected to stay strong

     - Interest rates should remain at low levels, even if the Federal Reserve raises rates later this year

     Our outlook is especially favorable for large-cap stocks, as the weaker dollar should continue to benefit major U.S. multinationals. In addition, small-cap stocks have outperformed large caps in each of the last five calendar years -- a leadership cycle we believe is overextended. Against this backdrop, our focus on identifying companies poised to benefit from change should lead us to stocks with attractive appreciation potential for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. LARGE CAP SELECT GROWTH FUND CLASS I SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/04

                                                             SINCE
               1 YEAR                5 YEARS               INCEPTION
               18.30%                - 10.39%                6.78%

                               U.S. LARGE CAP SELECT GROWTH FUND    RUSSELL 1000
                                        CLASS I SHARES              GROWTH INDEX
  12/27/96                               $    250,000               $    250,000
  12/31/96                               $    247,200               $    246,185
   1/31/97                               $    272,400               $    263,452
   2/28/97                               $    267,800               $    261,669
   3/31/97                               $    260,000               $    247,507
   4/30/97                               $    270,000               $    263,941
   5/31/97                               $    300,200               $    282,990
   6/30/97                               $    311,400               $    294,315
   7/31/97                               $    350,200               $    320,345
   8/31/97                               $    342,200               $    301,595
   9/30/97                               $    359,600               $    316,436
  10/31/97                               $    359,200               $    304,741
  11/30/97                               $    354,897               $    317,683
  12/31/97                               $    361,073               $    321,241
   1/31/98                               $    366,478               $    330,846
   2/28/98                               $    400,192               $    355,733
   3/31/98                               $    424,641               $    369,912
   4/30/98                               $    438,281               $    375,032
   5/31/98                               $    427,214               $    364,388
   6/30/98                               $    458,097               $    386,707
   7/31/98                               $    448,284               $    384,147
   8/31/98                               $    373,570               $    326,494
   9/30/98                               $    420,007               $    351,576
  10/31/98                               $    451,657               $    379,832
  11/30/98                               $    494,721               $    408,726
  12/31/98                               $    580,590               $    445,580
   1/31/99                               $    645,965               $    471,745
   2/28/99                               $    632,475               $    450,195
   3/31/99                               $    697,590               $    473,907
   4/30/99                               $    730,134               $    474,514
   5/31/99                               $    735,294               $    459,932
   6/30/99                               $    770,229               $    492,146
   7/31/99                               $    760,111               $    476,505
   8/31/99                               $    755,701               $    484,291
   9/30/99                               $    769,969               $    474,116
  10/31/99                               $    825,745               $    509,922
  11/30/99                               $    920,954               $    537,432
  12/31/99                               $  1,138,610               $    593,330
 1/31/2000                               $  1,089,839               $    565,509
 2/29/2000                               $  1,248,865               $    593,157
 3/31/2000                               $  1,292,448               $    635,615
 4/30/2000                               $  1,193,089               $    605,372
 5/31/2000                               $  1,117,078               $    574,886
 6/30/2000                               $  1,235,116               $    618,456
 7/31/2000                               $  1,180,637               $    592,673
 8/31/2000                               $  1,334,734               $    646,334
 9/30/2000                               $  1,219,032               $    585,197
10/31/2000                               $  1,094,249               $    557,505
11/30/2000                               $    883,799               $    475,324
12/31/2000                               $    865,615               $    460,284
 1/31/2001                               $    843,954               $    492,085
 2/28/2001                               $    698,749               $    408,544
 3/31/2001                               $    604,620               $    364,086
 4/30/2001                               $    683,507               $    410,132
 5/31/2001                               $    652,754               $    404,095
 6/30/2001                               $    620,130               $    394,736
 7/31/2001                               $    584,564               $    384,872
 8/31/2001                               $    518,513               $    353,389
 9/30/2001                               $    434,278               $    318,121
10/31/2001                               $    455,938               $    334,822
11/30/2001                               $    511,560               $    366,999
12/31/2001                               $    508,886               $    366,302
 1/31/2002                               $    489,365               $    359,818
 2/28/2002                               $    457,810               $    344,886
 3/31/2002                               $    483,482               $    356,819
 4/30/2002                               $    455,404               $    327,702
 5/31/2002                               $    442,033               $    319,772
 6/30/2002                               $    393,631               $    290,193
 7/31/2002                               $    362,611               $    274,232
 8/31/2002                               $    364,483               $    275,055
 9/30/2002                               $    340,951               $    246,532
10/31/2002                               $    359,403               $    269,139
11/30/2002                               $    373,041               $    283,753
12/31/2002                               $    336,940               $    264,146
 1/31/2003                               $    329,987               $    257,727
 2/28/2003                               $    329,185               $    256,541
 3/31/2003                               $    340,416               $    261,313
 4/30/2003                               $    361,809               $    280,650
 5/31/2003                               $    372,506               $    294,655
 6/30/2003                               $    376,517               $    298,721
 7/31/2003                               $    387,213               $    306,159
 8/31/2003                               $    396,573               $    313,782
 9/30/2003                               $    385,876               $    310,425
10/31/2003                               $    404,060               $    327,871
11/30/2003                               $    408,606               $    331,281
12/31/2003                               $    408,072               $    342,743
 1/31/2004                               $    418,768               $    349,735
 2/29/2004                               $    415,827               $    351,973
 3/31/2004                               $    402,991               $    345,427

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 1000 Growth Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for Class I shares only. Class II-IV shares are new and have no prior performance. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

U.S. LARGE CAP SELECT GROWTH FUND

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 99.8%

ADVERTISING AGENCIES -- 2.0%
   Omnicom Group                                                           3,500     $       280,875
                                                                                     ---------------
APPLICATIONS SOFTWARE -- 6.5%
   Infosys Technologies -- Spons. ADR                                      2,200             179,740
   Microsoft Corp.                                                        28,700             716,639
                                                                                     ---------------
                                                                                             896,379
                                                                                     ---------------
BEVERAGES-NON-ALCOHOLIC -- 2.5%
   Coca-Cola Co.                                                           6,800             342,040
                                                                                     ---------------
CABLE TV -- 1.4%
   The Direct Tv Group, Inc.*                                             12,400             190,712
                                                                                     ---------------
CASINO SERVICES -- 2.2%
   International Game Technology                                           6,800             305,728
                                                                                     ---------------
CELLULAR TELECOMMUNICATIONS -- 1.4%
   Nextel Communications,
    Inc. Cl. A*                                                            7,900             195,367
                                                                                     ---------------
COMPUTERS -- 3.2%
   Dell, Inc.*                                                            13,200             443,784
                                                                                     ---------------
COMPUTERS-MEMORY DEVICES -- 2.4%
   EMC Corp.*                                                             24,200             329,362
                                                                                     ---------------
COSMETICS & TOILETRIES -- 7.7%
   Avon Products, Inc.                                                     3,200             242,784
   Procter & Gamble Co.                                                    4,400             461,472
   The Gillette Co.                                                        9,100             355,810
                                                                                     ---------------
                                                                                           1,060,066
                                                                                     ---------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 5.0%
   General Electric Co.                                                   22,700             692,804
                                                                                     ---------------
E-COMMERCE/SERVICES -- 1.9%
   eBay, Inc.*                                                             3,800             263,454
                                                                                     ---------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.5%
   Flextronics International, Ltd.*                                       11,900             204,918
                                                                                     ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 5.9%
   Intel Corp.                                                            17,900             486,880
   Texas Instuments, Inc.                                                 11,300             330,186
                                                                                     ---------------
                                                                                             817,066
                                                                                     ---------------
ELECTRONIC MEASURE INSTRUMENTS -- 1.9%
   Agilent Technologies, Inc.*                                             8,100             256,203
                                                                                     ---------------
FINANCE-CREDIT CARD -- 1.9%
   Capital One Financial Corp.                                             3,500             264,005
                                                                                     ---------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 1.9%
   J.P. Morgan Chase & Co.                                                 6,200             260,090
                                                                                     ---------------
MEDICAL INSTRUMENTS -- 2.8%
   Boston Scientific Corp.*                                                9,000     $       381,420
                                                                                     ---------------
MEDICAL-BIOMEDICAL/GENETICS -- 4.8%
   Amgen, Inc.*                                                            6,300             366,471
   Genentech, Inc.*                                                        2,700             285,714
                                                                                     ---------------
                                                                                             652,185
                                                                                     ---------------
MEDICAL-DRUGS -- 6.3%
   Forest Laboratories, Inc. Cl. A*                                        2,800             200,536
   Pfizer, Inc.                                                           19,100             669,455
                                                                                     ---------------
                                                                                             869,991
                                                                                     ---------------
MEDICAL-GENERIC DRUGS -- 2.3%
   Barr Laboratories, Inc.*                                                6,750             309,825
                                                                                     ---------------
MEDICAL-HMO -- 2.8%
   UnitedHealth Group, Inc.                                                5,900             380,196
                                                                                     ---------------
MULTI-LINE INSURANCE -- 2.8%
   American International
    Group, Inc.                                                            5,400             385,290
                                                                                     ---------------
MULTIMEDIA -- 1.9%
   Time Warner, Inc.*                                                     15,400             259,644
                                                                                     ---------------
NETWORKING PRODUCTS -- 3.1%
   Cisco Systems, Inc.*                                                   17,800             418,656
                                                                                     ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.9%
   Devon Energy Corp.                                                      4,500             261,675
                                                                                     ---------------
OIL-FIELD SERVICES -- 2.0%
   Schlumberger, Ltd.                                                      4,400             280,940
                                                                                     ---------------
RETAIL-BUILDING PRODUCTS -- 3.0%
   Lowe's Companies, Inc.                                                  7,400             415,362
                                                                                     ---------------
RETAIL-CONSUMER ELECTRONICS -- 1.6%
   Best Buy Co., Inc.                                                      4,200             217,224
                                                                                     ---------------
RETAIL-DISCOUNT -- 3.6%
   Wal-Mart Stores, Inc.                                                   8,300             495,427
                                                                                     ---------------
RETAIL-JEWELRY -- 1.4%
   Tiffany & Co.                                                           5,000             190,850
                                                                                     ---------------
RETAIL-REGIONAL DEPARTMENT STORES -- 1.9%
   Federated Department
    Stores, Inc.                                                           4,700             254,035
                                                                                     ---------------
RETAIL-RESTAURANTS -- 2.1%
   McDonalds Corp.                                                        10,100             288,557
                                                                                     ---------------
SCHOOLS -- 1.7%
   Apollo Group, Inc. Cl. A*                                               2,700             232,497
                                                                                     ---------------
SEMICONDUCTOR EQUIPMENT -- 1.9%
   Applied Materials, Inc.*                                               12,000             256,560
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

TELECOMMUNICATIONS EQUIPMENT -- 2.6%
   Avaya, Inc.*                                                           11,700     $       185,796
   Nokia Corp. -- ADR                                                      8,600             174,408
                                                                                     ---------------
                                                                                             360,204
                                                                                     ---------------
TOTAL COMMON STOCK
   (Cost: $11,788,415)                                                                    13,713,391
                                                                                     ---------------

                                                                    PRINCIPAL
                                                                     AMOUNT
----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 2.1%

MONEY MARKET FUNDS -- 1.9%
   Federated Prime Cash
    Obligated Fund**                                             $       257,400             257,400
                                                                                     ---------------

                                                                    PRINCIPAL
                                                                     AMOUNT               VALUE
----------------------------------------------------------------------------------------------------
TIME DEPOSIT -- 0.2%
   Brown Brothers Harriman & Co.
    0.490%, 04/01/04                                             $        31,005     $        31,005
                                                                                     ---------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $288,405)                                                                          288,405
                                                                                     ---------------
TOTAL INVESTMENTS -- 101.9%
   (Cost: $12,076,820)                                                                    14,001,796
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (1.9%)                                                                         (254,735)
                                                                                     ---------------
NET ASSETS -- 100.0%                                                                 $    13,747,061
                                                                                     ===============

----------
*    Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
ADR -- American Depository Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. EQUITY GROWTH FUND

     MANAGEMENT TEAM: MICHAEL W. BARRACLOUGH, Lead Portfolio Manager; THOMAS J. SMITH, CFA, Portfolio Manager; CHRISTIANE BOYD, Investment Analyst; CARRIE L. BOYKO, Investment Analyst; JOSHUA M. MOSS, Investment Analyst

     CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

     GOAL: The U.S. Equity Growth Fund seeks to maximize long-term capital appreciation through investments in U.S. securities with market capitalizations similar to the Russell Midcap Growth Index at time of purchase.

     MARKET OVERVIEW: U.S. equities staged an impressive rally during the fiscal year ended March 31, 2004. The primary factors contributing to the stock market's strength were:

     - Rebound in economic growth, fueled by massive fiscal and monetary stimulus

     - Improvement in company fundamentals, evidenced by positive trends in corporate profits

     A key theme driving profit growth was the high degree of operating leverage enjoyed by numerous companies. In response to the challenging economic conditions of the past few years, many businesses cut costs, increased productivity and restructured debt. As economic activity accelerated, the resultant increase in top-line revenues had a major, positive impact on bottom-line earnings.

     This period's equity market gains were broad-based, with stocks in most sectors, capitalization segments and styles posting strong increases. On a relative basis, companies in economically sensitive groups outperformed, and mid-cap stocks bested large caps by a wide margin. Within the mid-cap market, growth and value issues produced similar results.

     PERFORMANCE: During the twelve months ended March 31, 2004, the Fund rose 30.86%. Its benchmark, the Russell Midcap Growth Index, gained 49.64%.

     PORTFOLIO SPECIFICS: The Fund produced strong, positive performance this fiscal year. Holdings in the technology, consumer services and retail sectors made the greatest contribution to return. Top-performing positions included Avaya, a provider of communications systems; International Game Technology, a maker of computerized gaming products; and Chico's FAS, a women's apparel retailer.

     Relative to the Russell Midcap Growth Index, the Fund trailed. The majority of underperformance came in the second quarter of 2003 and was largely due to unfavorable stock selection among technology and biotechnology companies. At that time, the Fund had below-benchmark-exposure to riskier, high-beta names. These types of stocks outperformed as investors' appetite for risk increased amid the end of major conflict with Iraq and signs of economic improvement. On the plus side, issue selection in several consumer-oriented industries, including clothing chains and recreational products, helped relative performance.

     MARKET OUTLOOK: Geopolitical concerns and the upcoming U.S. presidential election are likely to weigh on market sentiment over the months ahead. Nevertheless, we believe the potent combination of economic and earnings growth will continue to drive stock prices higher.

     Based on our company-specific research, we are particularly excited about the growth prospects of companies capitalizing on the trend toward outsourcing. We are also optimistic about the potential of select HMOs and leisure/gaming companies with strong fundamental characteristics. Investments such as these give us confidence in the Fund's future performance.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. EQUITY GROWTH FUND CLASS I SHARES WITH THE RUSSELL MID CAP GROWTH INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/04

           1 YEAR                    5 YEARS                 10 YEARS
           30.86%                    - 5.29%                   6.04%

                                        U.S. EQUITY GROWTH FUND    RUSSELL MID CAP
                                             CLASS I SHARES         GROWTH INDEX
   9/30/85                                    $    250,000          $    250,000
  10/31/85                                    $    263,067                   n/a
  11/30/85                                    $    289,075                   n/a
  12/31/85                                    $    311,845                   n/a
   1/31/86                                    $    325,057          $    254,808
   2/28/86                                    $    353,131          $    277,271
   3/31/86                                    $    388,397          $    293,919
   4/30/86                                    $    386,014          $    297,128
   5/31/86                                    $    420,048          $    315,779
   6/30/86                                    $    437,508          $    320,667
   7/31/86                                    $    413,912          $    295,149
   8/31/86                                    $    435,670          $    308,539
   9/30/86                                    $    388,690          $    282,971
  10/31/86                                    $    426,535          $    300,054
  11/30/86                                    $    426,862          $    302,871
  12/31/86                                    $    414,298          $    293,876
   1/31/87                                    $    479,744          $    334,697
   2/28/87                                    $    504,626          $    359,632
   3/31/87                                    $    508,798          $    364,489
   4/30/87                                    $    503,490          $    355,010
   5/31/87                                    $    505,638          $    357,301
   6/30/87                                    $    523,217          $    371,925
   7/31/87                                    $    560,976          $    388,852
   8/31/87                                    $    578,628          $    404,897
   9/30/87                                    $    570,276          $    395,953
  10/31/87                                    $    410,751          $    287,176
  11/30/87                                    $    376,686          $    267,199
  12/31/87                                    $    429,184          $    301,987
   1/31/88                                    $    414,234          $    305,045
   2/29/88                                    $    445,495          $    330,064
   3/31/88                                    $    439,956          $    331,554
   4/30/88                                    $    443,945          $    333,427
   5/31/88                                    $    447,748          $    327,525
   6/30/88                                    $    488,926          $    352,277
   7/31/88                                    $    470,868          $    338,945
   8/31/88                                    $    452,959          $    326,033
   9/30/88                                    $    478,446          $    338,930
  10/31/88                                    $    482,736          $    336,883
  11/30/88                                    $    467,079          $    328,773
  12/31/88                                    $    483,551          $    341,011
   1/31/89                                    $    513,032          $    361,109
   2/28/89                                    $    500,497          $    358,146
   3/31/89                                    $    509,489          $    362,534
   4/30/89                                    $    536,526          $    383,183
   5/31/89                                    $    569,665          $    403,542
   6/30/89                                    $    542,075          $    398,132
   7/31/89                                    $    603,745          $    429,326
   8/31/89                                    $    625,701          $    445,944
   9/30/89                                    $    637,944          $    445,787
  10/31/89                                    $    619,358          $    427,200
  11/30/89                                    $    641,325          $    437,312
  12/31/89                                    $    647,588          $    448,368
   1/31/90                                    $    609,035          $    406,819
   2/28/90                                    $    635,691          $    415,183
   3/31/90                                    $    655,821          $    432,585
   4/30/90                                    $    640,453          $    420,621
   5/31/90                                    $    744,313          $    463,877
   6/30/90                                    $    753,890          $    469,603
   7/31/90                                    $    728,383          $    454,631
   8/31/90                                    $    669,141          $    401,763
   9/30/90                                    $    618,532          $    374,546
  10/31/90                                    $    604,533          $    367,545
  11/30/90                                    $    644,412          $    406,884
  12/31/90                                    $    652,316          $    425,352
   1/31/91                                    $    716,026          $    457,257
   2/28/91                                    $    782,807          $    497,513
   3/31/91                                    $    822,078          $    523,511
   4/30/91                                    $    801,992          $    518,851
   5/31/91                                    $    839,659          $    545,081
   6/30/91                                    $    785,305          $    515,371
   7/31/91                                    $    844,962          $    541,370
   8/31/91                                    $    884,985          $    558,290
   9/30/91                                    $    886,371          $    557,647
  10/31/91                                    $    913,819          $    570,159
  11/30/91                                    $    873,764          $    551,355
  12/31/91                                    $  1,014,498          $    625,386
   1/31/92                                    $  1,022,276          $    630,953
   2/29/92                                    $  1,039,007          $    632,315
   3/31/92                                    $    987,749          $    606,340
   4/30/92                                    $    959,664          $    594,735
   5/31/92                                    $    949,652          $    595,894
   6/30/92                                    $    919,326          $    578,165
   7/31/92                                    $    953,770          $    603,939
   8/31/92                                    $    929,227          $    596,032
   9/30/92                                    $    964,692          $    609,088
  10/31/92                                    $  1,019,937          $    627,437
  11/30/92                                    $  1,099,152          $    667,083
  12/31/92                                    $  1,151,984          $    679,861
   1/31/93                                    $  1,184,317          $    687,877
   2/28/93                                    $  1,169,592          $    666,698
   3/31/93                                    $  1,226,044          $    686,002
   4/30/93                                    $  1,194,788          $    657,827
   5/31/93                                    $  1,273,545          $    688,870
   6/30/93                                    $  1,305,239          $    686,039
   7/31/93                                    $  1,319,646          $    683,876
   8/31/93                                    $  1,391,679          $    723,633
   9/30/93                                    $  1,408,006          $    732,292
  10/31/93                                    $  1,405,125          $    744,090
  11/30/93                                    $  1,349,419          $    726,780
  12/31/93                                    $  1,379,769          $    755,946
   1/31/94                                    $  1,402,024          $    775,397
   2/28/94                                    $  1,374,712          $    768,730
   3/31/94                                    $  1,282,659          $    732,496
   4/30/94                                    $  1,292,775          $    730,706
   5/31/94                                    $  1,271,532          $    731,775
   6/30/94                                    $  1,208,815          $    700,291
   7/31/94                                    $  1,230,058          $    719,689
   8/31/94                                    $  1,290,752          $    762,617
   9/30/94                                    $  1,268,498          $    750,040
  10/31/94                                    $  1,284,683          $    763,001
  11/30/94                                    $  1,205,781          $    729,350
  12/31/94                                    $  1,234,650          $    739,573
   1/31/95                                    $  1,211,553          $    748,464
   2/28/95                                    $  1,280,844          $    788,291
   3/31/95                                    $  1,324,939          $    819,555
   4/30/95                                    $  1,350,136          $    826,431
   5/31/95                                    $  1,371,133          $    846,806
   6/30/95                                    $  1,472,971          $    885,344
   7/31/95                                    $  1,591,607          $    941,059
   8/31/95                                    $  1,626,252          $    951,363
   9/30/95                                    $  1,659,848          $    972,541
  10/31/95                                    $  1,642,000          $    947,965
  11/30/95                                    $  1,673,497          $    990,329
  12/31/95                                    $  1,710,915          $    990,864
   1/31/96                                    $  1,729,729          $  1,008,363
   2/29/96                                    $  1,799,449          $  1,046,509
   3/31/96                                    $  1,799,449          $  1,054,755
   4/30/96                                    $  1,916,756          $  1,105,711
   5/31/96                                    $  1,994,223          $  1,128,289
   6/30/96                                    $  1,945,530          $  1,094,192
   7/31/96                                    $  1,798,342          $  1,009,250
   8/31/96                                    $  1,882,450          $  1,063,810
   9/30/96                                    $  2,000,863          $  1,131,384
  10/31/96                                    $  1,974,303          $  1,118,112
  11/30/96                                    $  2,041,312          $  1,183,980
  12/31/96                                    $  1,992,539          $  1,164,042
   1/31/97                                    $  2,075,809          $  1,215,551
   2/28/97                                    $  1,941,387          $  1,188,785
   3/31/97                                    $  1,830,757          $  1,121,606
   4/30/97                                    $  1,833,136          $  1,149,075
   5/31/97                                    $  1,990,160          $  1,252,043
   6/30/97                                    $  2,065,103          $  1,286,687
   7/31/97                                    $  2,275,658          $  1,409,849
   8/31/97                                    $  2,242,350          $  1,396,089
   9/30/97                                    $  2,389,857          $  1,466,745
  10/31/97                                    $  2,249,488          $  1,393,305
  11/30/97                                    $  2,249,940          $  1,407,948
  12/31/97                                    $  2,324,432          $  1,426,435
   1/31/98                                    $  2,266,663          $  1,400,745
   2/28/98                                    $  2,484,056          $  1,532,443
   3/31/98                                    $  2,608,715          $  1,596,683
   4/30/98                                    $  2,578,310          $  1,618,366
   5/31/98                                    $  2,427,807          $  1,551,802
   6/30/98                                    $  2,579,830          $  1,595,703
   7/31/98                                    $  2,467,594          $  1,527,343
   8/31/98                                    $  1,935,213          $  1,235,834
   9/30/98                                    $  2,126,364          $  1,329,313
  10/31/98                                    $  2,180,076          $  1,427,190
  11/30/98                                    $  2,326,994          $  1,523,454
  12/31/98                                    $  2,665,064          $  1,681,223
   1/31/99                                    $  2,938,364          $  1,731,626
   2/28/99                                    $  2,695,080          $  1,646,949
   3/31/99                                    $  3,028,410          $  1,738,668
   4/30/99                                    $  3,148,472          $  1,817,899
   5/31/99                                    $  3,003,134          $  1,794,521
   6/30/99                                    $  3,243,258          $  1,919,796
   7/31/99                                    $  3,194,286          $  1,858,670
   8/31/99                                    $  3,249,577          $  1,839,359
   9/30/99                                    $  3,246,418          $  1,823,706
  10/31/99                                    $  3,630,301          $  1,964,715
  11/30/99                                    $  4,093,172          $  2,168,180
  12/31/99                                    $  5,306,432          $  2,543,601
 1/31/2000                                    $  5,336,448          $  2,543,092
 2/29/2000                                    $  7,345,909          $  3,077,726
 3/31/2000                                    $  6,556,026          $  3,080,896
 4/30/2000                                    $  5,608,167          $  2,781,834
 5/31/2000                                    $  5,011,016          $  2,579,066
 6/30/2000                                    $  5,897,264          $  2,852,731
 7/31/2000                                    $  5,573,412          $  2,672,096
 8/31/2000                                    $  6,521,272          $  3,075,074
 9/30/2000                                    $  6,434,385          $  2,924,734
10/31/2000                                    $  5,537,078          $  2,724,565
11/30/2000                                    $  4,125,684          $  2,132,490
12/31/2000                                    $  4,576,444          $  2,244,787
 1/31/2001                                    $  4,498,727          $  2,373,009
 2/28/2001                                    $  3,568,339          $  1,962,550
 3/31/2001                                    $  3,019,876          $  1,681,670
 4/30/2001                                    $  3,483,960          $  1,961,987
 5/31/2001                                    $  3,339,628          $  1,952,766
 6/30/2001                                    $  3,248,587          $  1,953,801
 7/31/2001                                    $  2,884,426          $  1,822,036
 8/31/2001                                    $  2,582,438          $  1,689,939
 9/30/2001                                    $  2,122,795          $  1,410,592
10/31/2001                                    $  2,342,812          $  1,558,845
11/30/2001                                    $  2,518,245          $  1,726,733
12/31/2001                                    $  2,595,969          $  1,792,349
 1/31/2002                                    $  2,504,921          $  1,734,097
 2/28/2002                                    $  2,322,826          $  1,635,774
 3/31/2002                                    $  2,531,569          $  1,760,584
 4/30/2002                                    $  2,418,315          $  1,667,449
 5/31/2002                                    $  2,298,398          $  1,617,759
 6/30/2002                                    $  2,085,214          $  1,439,158
 7/31/2002                                    $  1,869,808          $  1,299,272
 8/31/2002                                    $  1,872,029          $  1,294,724
 9/30/2002                                    $  1,805,409          $  1,191,794
10/31/2002                                    $  1,860,925          $  1,284,158
11/30/2002                                    $  1,918,663          $  1,384,707
12/31/2002                                    $  1,785,422          $  1,301,071
 1/31/2003                                    $  1,763,216          $  1,288,321
 2/28/2003                                    $  1,734,347          $  1,277,112
 3/31/2003                                    $  1,763,216          $  1,300,867
 4/30/2003                                    $  1,834,277          $  1,389,456
 5/31/2003                                    $  1,945,311          $  1,523,121
 6/30/2003                                    $  1,943,090          $  1,544,902
 7/31/2003                                    $  2,003,049          $  1,600,055
 8/31/2003                                    $  2,122,965          $  1,688,218
 9/30/2003                                    $  2,036,196          $  1,655,466
10/31/2003                                    $  2,224,938          $  1,788,897
11/30/2003                                    $  2,280,450          $  1,836,839
12/31/2003                                    $  2,244,923          $  1,856,861
 1/31/2004                                    $  2,295,994          $  1,918,137
 2/29/2004                                    $  2,327,081          $  1,950,362
 3/31/2004                                    $  2,307,096          $  1,946,656

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell Mid Cap Growth Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for Class I shares only. Class II-IV shares are new and have no prior performance. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Fund's performance includes historical performance of comparable managed institutional separate accounts managed by the Investment Adviser prior to the Nicholas-Applegate Mutual Fund's inception. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

Russell Mid Cap Growth Index measures the performance of those Russell Mid cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Russell Mid Cap Index is an unmanaged index generally representative of the smallest 800 stocks in the Russell 1000 Index as ranked by total market capitalization. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

U.S. EQUITY GROWTH FUND

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 99.9%

APPAREL MANUFACTURERS -- 3.2%
   Coach, Inc.*                                                           15,500     $       635,345
   Quiksilver, Inc.*                                                      14,500             316,825
                                                                                     ---------------
                                                                                             952,170
                                                                                     ---------------
APPLICATIONS SOFTWARE -- 5.1%
   Actuant Corp. Cl. A*                                                    7,700             302,071
   Citrix Systems, Inc.*                                                  15,700             339,434
   Infosys Technologies -- Spons.
    ADR                                                                    5,200             424,840
   Intuit, Inc.*                                                           4,400             197,472
   Mercury Interactive Corp.*                                              5,700             255,360
                                                                                     ---------------
                                                                                           1,519,177
                                                                                     ---------------
AUDIO/VIDEO PRODUCTS -- 0.9%
   Polycom, Inc.*                                                         13,300             282,359
                                                                                     ---------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.5%
   Advanced Auto Parts, Inc.*                                              3,700             150,479
                                                                                     ---------------
AUTO-MEDIUM & HEAVY DUTY TRUCKS -- 1.1%
   Navistar International*                                                 6,900             316,365
                                                                                     ---------------
BUILDING PRODUCTS-AIR & HEATING -- 1.0%
   American Standard
    Companies, Inc.*                                                       2,700             307,125
                                                                                     ---------------
CASINO SERVICES -- 2.0%
   International Game Technology                                          13,100             588,976
                                                                                     ---------------
CELLULAR TELECOMMUNICATIONS -- 2.3%
   NII Holdings, Inc. Cl. B*                                               9,200             322,276
   Sprint Corp. (PCS Group)*                                              19,800             182,160
   Western Wireless Corp. Cl. A*                                           7,700             179,949
                                                                                     ---------------
                                                                                             684,385
                                                                                     ---------------
COMMERCIAL SERVICES-FINANCE -- 2.0%
   H&R Block, Inc.                                                         3,800             193,914
   Moody's Corp.                                                           5,800             410,640
                                                                                     ---------------
                                                                                             604,554
                                                                                     ---------------
COMPUTER SERVICES -- 1.6%
   Cognizant Technology Solutions
    Corp. Cl. A*                                                          10,200             461,550
                                                                                     ---------------
COMPUTERS-MEMORY DEVICES -- 0.9%
   Network Appliance, Inc.*                                               12,100             259,545
                                                                                     ---------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 1.7%
   Lexmark Internaitonal, Inc.*                                            5,500             506,000
                                                                                     ---------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.6%
   Fortune Brands, Inc.                                                    6,300             482,769
                                                                                     ---------------
CRUISE LINES -- 0.8%
   Royal Caribbean Cruises, Ltd.                                           5,500             242,550
                                                                                     ---------------
DIAGNOSTIC EQUIPMENT -- 1.2%
   Gen-Probe, Inc.*                                                       10,800     $       360,828
                                                                                     ---------------
DIALYSIS CENTERS -- 1.3%
   Davita, Inc.*                                                           7,900             377,225
                                                                                     ---------------
DISPOSABLE MEDICAL PRODUCTS -- 1.1%
   C. R. Bard, Inc.                                                        3,300             322,212
                                                                                     ---------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 2.9%
   Danaher Corp.                                                           4,700             438,839
   Dover Corp.                                                            10,800             418,716
                                                                                     ---------------
                                                                                             857,555
                                                                                     ---------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 2.6%
   Jabil Circuit, Inc.*                                                   11,100             326,673
   Sanmina Corp.*                                                         40,700             448,107
                                                                                     ---------------
                                                                                             774,780
                                                                                     ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.1%
   Broadcom Corp. Cl. A*                                                   9,053             354,606
   PMC-Sierra, Inc.*                                                      17,800             302,066
   QLogic Corp.*                                                           7,700             254,177
                                                                                     ---------------
                                                                                             910,849
                                                                                     ---------------
ELECTRONIC FORMS -- 1.2%
   Adobe Systems, Inc.                                                     9,200             362,756
                                                                                     ---------------
ELECTRONICS-MILITARY -- 0.5%
   Engineered Support
    Systems, Inc.                                                          3,050             148,809
                                                                                     ---------------
ENGINEERING/R & D SERVICES -- 1.2%
   Jacobs Engineering Group, Inc.*                                         7,900             352,340
                                                                                     ---------------
ENTERTAINMENT SOFTWARE -- 1.7%
   Electronic Arts, Inc.*                                                  9,600             518,016
                                                                                     ---------------
FINANCE-CREDIT CARD -- 1.1%
   Capital One Financial Corp.                                             4,300             324,349
                                                                                     ---------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 3.3%
   Ameritrade Holding Corp.*                                              19,100             294,140
   E*Trade Financial Corp.*                                               27,700             369,795
   Friedman, Billings, Ramsey
    Group                                                                 11,600             313,084
                                                                                     ---------------
                                                                                             977,019
                                                                                     ---------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.2%
   Countrywide Credit
    Industries, Inc.                                                       3,566             341,979
                                                                                     ---------------
HEALTH CARE COST CONTAINMENT -- 3.1%
   Caremark Rx, Inc.*                                                     27,674             920,160
                                                                                     ---------------
HOSPITAL BEDS/EQUIPMENT -- 1.1%
   Kinetic Concepts, Inc.*                                                 7,100             318,435
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

INTERNET SECURITY -- 2.1%
   Symantec Corp.*                                                        13,400     $       620,420
                                                                                     ---------------
LOTTERY SERVICES -- 1.6%
   GTECH Holdings Corp.                                                    8,000             473,120
                                                                                     ---------------
MEDICAL INSTRUMENTS -- 1.1%
   Biomet, Inc.                                                            8,600             329,896
                                                                                     ---------------
MEDICAL LABS & TESTING SERVICES -- 0.4%
   Laboratory Corporation Of America
    Holdings*                                                              3,400             133,450
                                                                                     ---------------
MEDICAL PRODUCTS -- 4.7%
   Inamed Corp.*                                                           5,750             306,360
   Varian Medical Systems, Inc.*                                           3,700             319,347
   Zimmer Holdings, Inc.*                                                 10,500             774,690
                                                                                     ---------------
                                                                                           1,400,397
                                                                                     ---------------
MEDICAL-BIOMEDICAL/GENETICS -- 2.7%
   Biogen Idec, Inc.*                                                     10,800             600,480
   Invitrogen Corp.*                                                       2,900             207,901
                                                                                     ---------------
                                                                                             808,381
                                                                                     ---------------
MEDICAL-DRUGS -- 2.0%
   Allergan, Inc.                                                          3,500             294,560
   Elan Corp. PLC -- ADR*                                                 14,900             307,238
                                                                                     ---------------
                                                                                             601,798
                                                                                     ---------------
MEDICAL-GENERIC DRUGS -- 1.2%
   Barr Laboratories, Inc.*                                                7,950             364,905
                                                                                     ---------------
MEDICAL-HMO -- 3.4%
   Coventry Health Care, Inc.*                                            12,050             510,077
   Wellpoint Health Networks, Inc.*                                        4,500             511,740
                                                                                     ---------------
                                                                                           1,021,817
                                                                                     ---------------
METAL-DIVERSIFIED -- 1.0%
   Freeport-McMoran Copper & Gold,
    Inc. Cl. B                                                             7,400             289,266
                                                                                     ---------------
NETWORKING PRODUCTS -- 1.6%
   Juniper Networks, Inc.*                                                18,000             468,180
                                                                                     ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.8%
   Chesapeake Energy Corp.                                                22,500             301,500
   Pogo Producing Co.                                                      5,300             243,111
                                                                                     ---------------
                                                                                             544,611
                                                                                     ---------------
OIL-FIELD SERVICES -- 1.6%
   BJ Services Co.*                                                       10,700             462,989
                                                                                     ---------------
OPTICAL SUPPLIES -- 1.0%
   Bausch & Lomb, Inc.                                                     5,000             299,850
                                                                                     ---------------
REINSURANCE -- 1.0%
   Everest Re Group, Ltd.                                                  3,400     $       290,496
                                                                                     ---------------
RETAIL-APPAREL/SHOE -- 6.4%
   Ann Taylor Stores Corp.*                                                7,300             312,440
   Chico's Fas, Inc.*                                                      9,700             450,080
   Nordstrom, Inc.                                                         7,700             307,230
   Pacific Sunwear of California,
    Inc.*                                                                 15,700             385,278
   Ross Stores, Inc.                                                      15,100             462,211
                                                                                     ---------------
                                                                                           1,917,239
                                                                                     ---------------
RETAIL-BEDDING -- 1.1%
   Bed Bath & Beyond, Inc.*                                                7,900             329,904
                                                                                     ---------------
RETAIL-OFFICE SUPPLIES -- 1.0%
   Staples, Inc.*                                                         11,700             297,063
                                                                                     ---------------
RETAIL-PET FOOD & SUPPLIES -- 1.2%
   PETsMART, Inc.                                                         13,300             362,558
                                                                                     ---------------
RETAIL-RESTAURANTS -- 2.7%
   Starbucks Corp.*                                                       13,100             494,525
   Yum! Brands, Inc.*                                                      8,500             322,915
                                                                                     ---------------
                                                                                             817,440
                                                                                     ---------------
SCHOOLS -- 0.8%
   Apollo Group, Inc. Cl. A*                                               2,750             236,803
                                                                                     ---------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.2%
   Cypress Semiconductor Corp.*                                           17,500             358,225
                                                                                     ---------------
SEMICONDUCTOR EQUIPMENT -- 0.9%
   KLA-Tencor Corp.*                                                       5,300             266,855
                                                                                     ---------------
TELECOMMUNICATIONS EQUIPMENT -- 0.8%
   Avaya, Inc.*                                                           15,000             238,200
                                                                                     ---------------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS -- 2.1%
   Corning, Inc.*                                                         43,900             490,802
   JDS Uniphase Corp.*                                                    30,300             123,321
                                                                                     ---------------
                                                                                             614,123
                                                                                     ---------------
TELEVISION -- 0.8%
   Univision Communications,
    Inc. Cl. A*                                                            6,800             224,468
                                                                                     ---------------
TOOLS-HAND HELD -- 1.5%
   The Black & Decker Corp.                                                7,900             449,826
                                                                                     ---------------
TRANSPORT-TRUCK -- 0.9%
   Yellow Roadway Corp.*                                                   8,200             276,094
                                                                                     ---------------
TOTAL COMMON STOCK
   (Cost: $24,466,754)                                                                    29,723,690
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                    PRINCIPAL
                                                                     AMOUNT               VALUE
----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 10.7%

MONEY MARKET FUNDS -- 3.4%
   Federated Prime Cash
    Obligated Fund**                                             $     1,003,675     $     1,003,675
                                                                                     ---------------
TIME DEPOSIT -- 7.3%
   Wells Fargo Bank Nassau
    0.490%, 04/01/04                                                   2,172,056           2,172,056
                                                                                     ---------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $3,175,731)                                                                      3,175,731
                                                                                     ---------------
TOTAL INVESTMENTS -- 110.6%
   (Cost: $27,642,485)                                                                    32,899,421
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (10.6%)                                                                      (3,152,850)
                                                                                     ---------------
NET ASSETS -- 100.0%                                                                 $    29,746,571
                                                                                     ===============

----------
*    Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
ADR -- American Depository Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SYSTEMATIC SMID GROWTH FUND

     MANAGEMENT TEAM: STACEY NUTT, PH.D., Lead Portfolio Manager; TODD WOLTER, CFA, Portfolio Manager; CARMA WALLACE, CFA, Investment Analyst; AERUS TRAN, Investment Analyst; MARK ROEMER, Product Specialist

     CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

     GOAL: The U.S. Systematic SMID Growth Fund seeks to maximize long-term capital appreciation through investments primarily in stocks of U.S. companies with small-mid (SMID) market capitalizations. Generally, small to mid companies are those within the capitalization range of the Russell 2500 Growth Index, as measured at time of purchase.

     MARKET OVERVIEW: The U.S. equity market soared during the fiscal year ended March 31, 2004. Investors bid stock prices up in response to a number of positive factors, including:

     - Favorable reports about the health of the economy, including strength in manufacturing, retail sales and housing

     - Continued accommodative monetary policy, as well as fiscal stimulus from both federal spending and tax cuts

     - Robust corporate profits, fueled by a high degree of operating leverage and easy year-over-year comparisons

     All major areas of the U.S. equity market did well during the period. On a comparative basis, small- and mid-cap stocks outperformed large caps, and value led growth. In terms of sectors, investors preferred companies sensitive to economic improvement. As a result, stocks in cyclical groups, such as basic materials and technology, generated some of the best performance.

     PERFORMANCE: Since its inception on February 27, 2004, the Fund declined 1.10%. During the same four-week period, the Russell 2500 Growth Index rose 0.67%.

     PORTFOLIO SPECIFICS: Nicholas-Applegate launched the Fund toward the end of the fiscal year. In managing the Fund's assets, we apply a disciplined investment approach that integrates a proprietary stock-selection model and traditional, fundamental research. The end result is a portfolio of companies we believe are undergoing positive and sustainable change that the market is beginning to recognize.

     As of March 31, 2004, the Fund held positions in a broad array of sectors and industries, reflecting its diversified style. Holdings were most heavily weighted in the consumer cyclicals, industrial goods and services, and technology sectors -- groups that were also heavily weighted in the Russell 2500 Growth Index.

     As a result of our stock-by-stock investment decisions, the Fund was underweight the healthcare sector relative to the index. In particular, it had less exposure to pharmaceutical and biotechnology firms, as we identified only a few companies in these industries meeting our investment criteria. In terms of overweighted sectors, the Fund had modestly higher exposure to industrial goods and services and utilities.

     MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell 2500 Growth Index in both up and down markets.

     We are confident that our proprietary stock-selection model, in conjunction with our risk-controlled approach to portfolio construction, will produce strong results for shareholders over the long term.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

U.S. SYSTEMATIC SMID GROWTH FUND

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 99.2%

ADVANCED MATERIALS/PRODUCTS -- 0.2%
   Hexcel Corp.*                                                           1,800     $        13,104
                                                                                     ---------------
AEROSPACE/DEFENSE-EQUIPMENT -- 1.2%
   Goodrich Corp.                                                          2,300              64,561
                                                                                     ---------------
APPAREL MANUFACTURERS -- 0.9%
   Tommy Hilfiger Corp.*                                                   2,900              49,300
                                                                                     ---------------
APPLICATIONS SOFTWARE -- 1.6%
   Progress Software Corp.*                                                1,100              26,389
   SS&C Technologies, Inc.                                                 2,400              58,248
                                                                                     ---------------
                                                                                              84,637
                                                                                     ---------------
AUDIO/VIDEO PRODUCTS -- 1.5%
   Harman International Industries, Inc.                                   1,000              79,600
                                                                                     ---------------
AUTO-MEDIUM & HEAVY DUTY TRUCKS -- 2.4%
   A. S. V., Inc.*                                                         2,400              72,960
   Oshkosh Truck Co.                                                       1,000              55,700
                                                                                     ---------------
                                                                                             128,660
                                                                                     ---------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 2.9%
   Advanced Auto Parts, Inc.*                                              1,300              52,871
   Autoliv, Inc.                                                           1,500              61,500
   BorgWarner, Inc.                                                          500              42,415
                                                                                     ---------------
                                                                                             156,786
                                                                                     ---------------
BATTERIES/BATTERY SYSTEMS -- 0.9%
   Energizer Holdings Inc.*                                                1,000              46,690
                                                                                     ---------------
BUILDING PRODUCTS-CEMENT/AGGREGATE -- 0.4%
   Martin Marietta Materials, Inc.                                           500              23,080
                                                                                     ---------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 1.7%
   NVR, Inc.*                                                                200              92,000
                                                                                     ---------------
CIRCUIT BOARDS -- 0.7%
   Park Electrochemical Corp.                                              1,500              37,950
                                                                                     ---------------
COMMERCIAL BANKS-CENTRAL US -- 0.8%
   Corus Bankshares, Inc.                                                  1,100              44,319
                                                                                     ---------------
COMMERCIAL BANKS-WESTERN US -- 0.7%
   First Community Bancorp                                                 1,000              37,390
                                                                                     ---------------
COMMERCIAL SERVICES-FINANCE -- 0.7%
   ACE Cash Express, Inc.*                                                 1,300              39,195
                                                                                     ---------------
COMPUTER AIDED DESIGN -- 0.7%
   Autodesk, Inc.                                                          1,100              34,782
                                                                                     ---------------
COMPUTER SERVICES -- 2.2%
   CACI International, Inc. Cl. A*                                         1,000              43,000
   Cognizant Technology
    Solutions Corp. Cl. A*                                                 1,600              72,400
                                                                                     ---------------
                                                                                             115,400
                                                                                     ---------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.6%
   Intergraph Corp.*                                                       1,300     $        31,434
                                                                                     ---------------
COMPUTERS-MEMORY DEVICES -- 0.4%
   Sandisk Corp.*                                                            800              22,696
                                                                                     ---------------
COMPUTERS-VOICE RECOGNITION -- 0.7%
   Intervoice, Inc.*                                                       2,300              38,801
                                                                                     ---------------
COSMETICS & TOILETRIES -- 1.0%
   Inter Parfums, Inc.                                                     2,300              52,877
                                                                                     ---------------
DATA PROCESSING/MANAGEMENT -- 1.5%
   The Dun & Bradstreet Corp.*                                             1,500              80,250
                                                                                     ---------------
DIALYSIS CENTERS -- 1.3%
   Davita, Inc.*                                                           1,500              71,625
                                                                                     ---------------
DISPOSABLE MEDICAL PRODUCTS -- 0.6%
   C. R. Bard, Inc.                                                          300              29,292
                                                                                     ---------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.3%
   Carlisle Cos, Inc.                                                        800              45,320
   SPX Corp.                                                                 500              22,740
                                                                                     ---------------
                                                                                              68,060
                                                                                     ---------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 4.1%
   Benchmark Electronics, Inc.*                                            1,100              34,628
   Daktronics, Inc.*                                                       2,000              45,140
   Gentex Corp.                                                              800              34,704
   Sanmina Corp.*                                                          7,500              82,575
   Stoneridge, Inc.*                                                       1,500              21,630
                                                                                     ---------------
                                                                                             218,677
                                                                                     ---------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 4.8%
   ESS Technology, Inc.*                                                   2,800              41,048
   International Rectifier Corp.*                                          1,000              45,990
   LSI Logic Corp.*                                                        5,500              51,370
   ON Semiconductor Corp.*                                                 8,600              64,844
   PMC -- Sierra, Inc.*                                                    3,100              52,607
                                                                                     ---------------
                                                                                             255,859
                                                                                     ---------------
ELECTRONIC PARTS DISTRIBUTION -- 1.3%
   Avnet, Inc.*                                                            2,900              71,021
                                                                                     ---------------
E-MARKETING/INFORMATION -- 1.1%
   Digitas, Inc.*                                                          5,500              56,595
                                                                                     ---------------
ENVIRONMENTAL MONITORING -- 0.8%
   Mine Safety Appliances Co.                                              1,500              42,540
                                                                                     ---------------
FILTRATION/SEPARATE PRODUCTS -- 1.3%
   Clarcor, Inc.                                                           1,600              70,640
                                                                                     ---------------
FINANCE-AUTO LOANS -- 2.0%
   AmeriCredit Corp.*                                                      2,600              44,278
   Credit Acceptance Corp.*                                                1,600              30,384
   WFS Financial, Inc.*                                                      700              30,324
                                                                                     ---------------
                                                                                             104,986
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

FINANCE-CREDIT CARD -- 0.8%
   CompuCredit Corp.*                                                      2,100     $        44,394
                                                                                     ---------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 3.2%
   E*Trade Financial Corp.*                                                2,400              32,040
   Friedman, Billings,
    Ramsey Group                                                           2,300              62,077
   Jefferies Group, Inc.                                                   1,000              35,330
   Raymond James Financial, Inc.                                           1,750              43,488
                                                                                     ---------------
                                                                                             172,935
                                                                                     ---------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.0%
   CharterMac                                                              2,200              54,516
                                                                                     ---------------
FOOD-BAKING -- 0.5%
   Flowers Foods, Inc.                                                     1,100              28,864
                                                                                     ---------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.6%
   Corn Products International, Inc.                                         800              32,000
                                                                                     ---------------
FUNERAL SERVICES & RELATED ITEMS -- 0.8%
   Service Corp. International*                                            5,500              41,085
                                                                                     ---------------
GAS-DISTRIBUTION -- 0.6%
   UGI Corp.                                                               1,000              32,920
                                                                                     ---------------
HUMAN RESOURCES -- 0.5%
   Hewitt Associates, Inc.*                                                  800              25,608
                                                                                     ---------------
IDENTIFICATION SYSTEMS/DEVICES -- 0.6%
   Checkpoint Systems, Inc.*                                               1,800              34,020
                                                                                     ---------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.8%
   Nordson Corp.                                                           1,100              41,206
                                                                                     ---------------
INTERNET INCUBATORS -- 0.5%
   Safeguard Scientifics, Inc.*                                            7,200              26,784
                                                                                     ---------------
INTERNET SECURITY -- 1.1%
   RSA Security, Inc.*                                                     1,800              33,822
   VeriSign, Inc.*                                                         1,500              24,885
                                                                                     ---------------
                                                                                              58,707
                                                                                     ---------------
LASERS-SYSTEMS/COMPONENTS -- 0.4%
   Rofin-Sinar Technologies, Inc.*                                           700              20,895
                                                                                     ---------------
LEISURE & RECREATIONAL PRODUCTS -- 1.0%
   Brunswick Corp.                                                         1,300              53,079
                                                                                     ---------------
MACHINERY-CONSTRUCTION & MINING -- 0.5%
   Joy Global, Inc.                                                        1,000              28,070
                                                                                     ---------------
MACHINERY-ELECTRICAL -- 0.9%
   Regal-Beloit Corp.                                                      2,400              47,952
                                                                                     ---------------
MACHINERY-GENERAL INDUSTRY -- 1.7%
   Gardner Denver, Inc.*                                                   1,900     $        51,452
   Middleby Corp.                                                            800              36,544
                                                                                     ---------------
                                                                                              87,996
                                                                                     ---------------
MEDICAL INSTRUMENTS -- 1.9%
   Abaxis, Inc.*                                                           1,800              36,450
   Beckman Coulter, Inc.                                                     800              43,632
   DJ Orthopedics, Inc.*                                                     800              20,680
                                                                                     ---------------
                                                                                             100,762
                                                                                     ---------------
MEDICAL PRODUCTS -- 1.2%
   Luminex Corp.*                                                          2,000              18,100
   PSS World Medical, Inc.*                                                4,100              45,879
                                                                                     ---------------
                                                                                              63,979
                                                                                     ---------------
MEDICAL-BIOMEDICAL/GENETICS -- 1.3%
   Invitrogen Corp.*                                                       1,000              71,690
                                                                                     ---------------
MEDICAL-DRUGS -- 1.8%
   Celgene Corp.*                                                            700              33,355
   First Horizon
    Pharmaceutical Corp.*                                                  2,100              33,096
   Valeant Pharmaceuticals
    International                                                          1,300              31,031
                                                                                     ---------------
                                                                                              97,482
                                                                                     ---------------
MEDICAL-HMO -- 3.4%
   Coventry Health Care, Inc.*                                             2,000              84,660
   Humana, Inc.*                                                           3,100              58,962
   WellChoice, Inc.*                                                       1,100              40,590
                                                                                     ---------------
                                                                                             184,212
                                                                                     ---------------
MEDICAL-HOSPITALS -- 0.5%
   United Surgical
    Partners International, Inc.*                                            800              27,152
                                                                                     ---------------
MEDICAL-NURSING HOMES -- 0.5%
   Kindred Healthcare, Inc.*                                                 500              25,150
                                                                                     ---------------
METAL-COPPER -- 0.6%
   Southern Peru Copper Corp.                                                800              32,360
                                                                                     ---------------
MISCELLANEOUS MANUFACTURING -- 0.7%
   Armor Holdings, Inc.*                                                   1,100              36,410
                                                                                     ---------------
NETWORKING PRODUCTS -- 0.4%
   Foundry Networks, Inc.*                                                 1,100              18,887
                                                                                     ---------------
OFFICE FURNISHINGS-ORIGINAL -- 0.9%
   HON Industries, Inc.                                                    1,300              48,308
                                                                                     ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.4%
   Clayton Williams Energy, Inc.*                                          1,300              45,110
   Plains Exploration &
    Product Company*                                                       2,000              37,280
   Pogo Producing Co.                                                      1,000              45,870
                                                                                     ---------------
                                                                                             128,260
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

OPTICAL SUPPLIES -- 0.7%
   Advanced Medical Optics, Inc.*                                          1,600     $        39,040
                                                                                     ---------------
PAPER & RELATED PRODUCTS -- 0.8%
   Potlatch Corp.                                                          1,100              44,825
                                                                                     ---------------
PIPELINES -- 1.6%
   Questar Corp.                                                             800              29,152
   Williams Cos., Inc.                                                     6,000              57,420
                                                                                     ---------------
                                                                                              86,572
                                                                                     ---------------
PROPERTY/CASUALTY INSURANCE -- 2.4%
   Berkley Corp.                                                           1,800              71,784
   Landamerica Financial
    Group, Inc.                                                            1,200              54,312
                                                                                     ---------------
                                                                                             126,096
                                                                                     ---------------
RETAIL-ARTS & CRAFTS -- 1.2%
   Michaels Stores, Inc.                                                   1,300              63,206
                                                                                     ---------------
RETAIL-AUTO PARTS -- 1.0%
   Pep Boys                                                                2,000              55,500
                                                                                     ---------------
RETAIL-BOOKSTORE -- 0.9%
   Borders Group, Inc.                                                     2,100              49,854
                                                                                     ---------------
RETAIL-CATALOG SHOPPING -- 0.7%
   Coldwater Creek, Inc.*                                                  1,800              38,376
                                                                                     ---------------
RETAIL-COMPUTER EQUIPMENT -- 0.6%
   Insight Enterprises, Inc.*                                              1,600              30,800
                                                                                     ---------------
RETAIL-CONVENIENCE STORE -- 1.3%
   Seven-Eleven, Inc.*                                                     2,400              36,408
   The Pantry, Inc.*                                                       1,600              31,872
                                                                                     ---------------
                                                                                              68,280
                                                                                     ---------------
RETAIL-MAJOR DEPARTMENT STORES -- 1.1%
   Saks, Inc.*                                                             3,300              58,080
                                                                                     ---------------
RETAIL-RESTAURANTS -- 0.5%
   Cec Entertainment, Inc.*                                                  750              26,025
                                                                                     ---------------
RUBBER-TIRES -- 0.7%
   Bandag, Inc.                                                              700              34,839
                                                                                     ---------------
SAVINGS & LOANS/THRIFTS-SOUTHERN US -- 1.0%
   BankAtlantic Bancorp, Inc. Cl. A                                        1,300              22,048
   Harbor Florida Bancshares, Inc.                                         1,000              28,940
                                                                                     ---------------
                                                                                              50,988
                                                                                     ---------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 2.1%
   Atmel Corp.*                                                           10,100              65,650
   Cypress Semiconductor Corp.*                                            1,300              26,611
   SIPEX Corp.*                                                            3,200              20,160
                                                                                     ---------------
                                                                                             112,421
                                                                                     ---------------
SEMICONDUCTOR EQUIPMENT -- 1.9%
   Amkor Technology, Inc.*                                                 4,900     $        71,720
   ASE Test, Ltd.*                                                         2,600              28,600
                                                                                     ---------------
                                                                                             100,320
                                                                                     ---------------
TELECOMMUNICATIONS EQUIPMENT -- 1.2%
   CommScope, Inc.*                                                        2,100              34,965
   NMS Communications Corp.*                                               4,100              29,356
                                                                                     ---------------
                                                                                              64,321
                                                                                     ---------------
TELECOMMUNICATIONS SERVICES -- 1.3%
   Aspect Communications Corp.*                                            4,400              68,948
                                                                                     ---------------
THERAPEUTICS -- 0.7%
   Imclone Systems, Inc.*                                                    700              35,602
                                                                                     ---------------
TOYS -- 0.9%
   Hasbro, Inc.                                                            2,300              50,025
                                                                                     ---------------
TRANSACTIONAL SOFTWARE -- 1.0%
   Transaction Systems
    Architects, Inc. Cl. A*                                                2,400              55,536
                                                                                     ---------------
TRANSPORT-SERVICES -- 0.5%
   Pacer International, Inc.*                                              1,300              28,652
                                                                                     ---------------
WIRE & CABLE PRODUCTS -- 0.8%
   Encore Wire Corp.*                                                      1,100              40,975
                                                                                     ---------------
WIRELESS EQUIPMENT -- 0.9%
   American Tower Systems Cl. A*                                           4,200              47,670
                                                                                     ---------------
TOTAL COMMON STOCK
   (Cost: $5,286,078)                                                                      5,305,441
                                                                                     ---------------

                                                                    PRINCIPAL
                                                                      AMOUNT
----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 2.5%

TIME DEPOSIT -- 2.5%
   Wells Fargo Bank Nassau
    0.490%, 04/01/04
    (Cost: $131,940)                                             $       131,940     $       131,940
                                                                                     ---------------
TOTAL INVESTMENTS -- 101.7%
   (Cost: $5,418,018)                                                                      5,437,381
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (1.7%)                                                                          (90,075)
                                                                                     ---------------
NET ASSETS -- 100.0%                                                                 $     5,347,306
                                                                                     ===============

----------
*    Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. CONVERTIBLE FUND (FORMERLY CONVERTIBLE FUND)

     MANAGEMENT TEAM: DOUGLAS G. FORSYTH, CFA, Lead Portfolio Manager; WILLIAM
L. STICKNEY, Portfolio Manager; MICHAEL E. YEE, Portfolio Manager; JUSTIN KASS, Portfolio Manager; ELIZABETH LEMESEVSKI, Investment Analyst; NICOLE D. LARRABEE, Fixed Income Trading Assistant

     CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

     GOAL: The U.S. Convertible Fund seeks to maximize total return consisting of capital appreciation and current income by investing primarily in convertible securities of U.S. companies across all market capitalizations.

     MARKET OVERVIEW: From April 1, 2003 through March 31, 2004, prices of convertible securities climbed substantially higher. Strong gains were due to the sharp rally in equity prices and tightening credit spreads.

     The period was characterized by a pickup in economic activity and rising corporate profits. Telecom companies successfully lowered costs and showed a dramatic improvement in earnings. Technology firms benefited from a rebound in computing and wireless demand. Companies in other industries, including autos and basic materials, also demonstrated strong earnings momentum.

     Amid economic and earnings growth, total-return and equity-sensitive convertibles outperformed yield-oriented, or "busted," issues. In addition, smaller companies did better than their larger-cap counterparts.

     New issuance in the convertible market was plentiful during the fiscal year. 2003 was the second-largest year of new issuance in history, with 267 deals totaling $86.8 billion in proceeds. 2004 started on a positive note, with more than $15 billion in new issuance.

     PERFORMANCE: The Fund rose 34.15% during the twelve-month period ended March 31, 2004. This compared favorably to a 27.17% increase in the CS First Boston Convertible Index.

     PORTFOLIO SPECIFICS: There were two key drivers of the Fund's strong absolute and relative performance:

     -  Our focus on owning total-return and equity-sensitive convertibles

     - Tightening credit spreads and accelerating corporate profits in a variety of industries

     For example, select issuers in the technology and healthcare sectors benefited the Fund. The securities of Comverse Technology and Symantec traded up in response to better-than-expected earnings and earnings outlooks. In healthcare, Anthem and Advanced Medical also appreciated due to higher profit expectations. Celgene and Protein Design Labs, both biotechnology firms, moved up because of accelerating revenues and improving drug pipeline visibility.

     The Fund's conversion premium was 22% as of March 31, 2004, compared to the market's premium of 46%. The Fund continued to be well positioned to participate in the upside of an improving economic environment.

     MARKET OUTLOOK: Our outlook for convertible securities remains positive. Corporate profits are the healthiest they've been in years, and we believe even better earnings are on the horizon. Many companies have significantly improved their balance sheets over the past few quarters, and demand in end markets has increased.

     We continue to build the Fund one security at a time by finding companies that are opportunistically capitalizing on change. We are also maintaining our discipline of identifying the best convertibles with the optimal risk/reward profile: 70-80% of the upside and 40-50% of the downside.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. CONVERTIBLE FUND CLASS I SHARES WITH THE CS FIRST BOSTON CONVERTIBLE INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/04

              1 YEAR                 5 YEARS                  10 YEARS
              34.15%                  5.67%                    11.44%

                                                 CONVERTIBLE FUND   CS FIRST BOSTON
                                                  CLASS I SHARES   CONVERTIBLE INDEX
  12/31/86                                         $    250,000      $    250,000
   1/31/87                                         $    274,317      $    268,000
   2/28/87                                         $    285,198      $    279,095
   3/31/87                                         $    282,650      $    281,970
   4/30/87                                         $    278,260      $    282,054
   5/31/87                                         $    280,365      $    282,901
   6/30/87                                         $    283,328      $    288,813
   7/31/87                                         $    299,355      $    300,597
   8/31/87                                         $    305,960      $    306,609
   9/30/87                                         $    298,974      $    302,102
  10/31/87                                         $    232,383      $    245,276
  11/30/87                                         $    235,466      $    237,403
  12/31/87                                         $    242,192      $    249,487
   1/31/88                                         $    244,945      $    256,422
   2/29/88                                         $    252,824      $    268,218
   3/31/88                                         $    256,810      $    267,306
   4/30/88                                         $    265,199      $    272,839
   5/31/88                                         $    265,482      $    270,138
   6/30/88                                         $    277,739      $    280,538
   7/31/88                                         $    274,841      $    277,621
   8/31/88                                         $    271,424      $    272,707
   9/30/88                                         $    277,006      $    277,616
  10/31/88                                         $    280,155      $    281,141
  11/30/88                                         $    285,973      $    276,587
  12/31/88                                         $    290,338      $    283,004
   1/31/89                                         $    309,259      $    295,711
   2/28/89                                         $    315,650      $    295,651
   3/31/89                                         $    324,951      $    299,495
   4/30/89                                         $    335,404      $    309,558
   5/31/89                                         $    344,549      $    315,842
   6/30/89                                         $    343,056      $    313,536
   7/31/89                                         $    356,390      $    322,535
   8/31/89                                         $    362,935      $    329,631
   9/30/89                                         $    363,685      $    326,763
  10/31/89                                         $    358,218      $    316,437
  11/30/89                                         $    366,087      $    321,595
  12/31/89                                         $    372,774      $    321,949
   1/31/90                                         $    365,269      $    309,135
   2/28/90                                         $    378,297      $    313,247
   3/31/90                                         $    390,390      $    318,039
   4/30/90                                         $    378,509      $    310,947
   5/31/90                                         $    413,735      $    326,028
   6/30/90                                         $    412,936      $    325,637
   7/31/90                                         $    407,388      $    322,739
   8/31/90                                         $    386,680      $    304,149
   9/30/90                                         $    365,477      $    290,888
  10/31/90                                         $    351,247      $    279,980
  11/30/90                                         $    368,587      $    293,671
  12/31/90                                         $    379,633      $    299,838
   1/31/91                                         $    399,057      $    313,300
   2/28/91                                         $    421,630      $    332,005
   3/31/91                                         $    436,753      $    340,139
   4/30/91                                         $    438,878      $    343,574
   5/31/91                                         $    463,134      $    353,778
   6/30/91                                         $    444,500      $    343,908
   7/31/91                                         $    466,711      $    356,976
   8/31/91                                         $    486,250      $    370,291
   9/30/91                                         $    492,798      $    369,588
  10/31/91                                         $    497,020      $    374,910
  11/30/91                                         $    492,332      $    365,912
  12/31/91                                         $    525,252      $    387,172
   1/31/92                                         $    535,845      $    398,361
   2/29/92                                         $    541,828      $    408,519
   3/31/92                                         $    528,860      $    405,578
   4/30/92                                         $    515,886      $    410,485
   5/31/92                                         $    525,155      $    417,628
   6/30/92                                         $    509,645      $    415,707
   7/31/92                                         $    514,419      $    426,058
   8/31/92                                         $    515,636      $    423,374
   9/30/92                                         $    529,747      $    431,841
  10/31/92                                         $    542,444      $    432,877
  11/30/92                                         $    563,581      $    445,388
  12/31/92                                         $    576,919      $    455,275
   1/31/93                                         $    590,400      $    469,480
   2/28/93                                         $    569,126      $    471,076
   3/31/93                                         $    600,579      $    488,600
   4/30/93                                         $    607,790      $    488,502
   5/31/93                                         $    632,102      $    497,051
   6/30/93                                         $    652,314      $    501,773
   7/31/93                                         $    658,540      $    506,941
   8/31/93                                         $    696,855      $    520,832
   9/30/93                                         $    709,451      $    526,717
  10/31/93                                         $    727,803      $    539,147
  11/30/93                                         $    711,383      $    531,006
  12/31/93                                         $    733,164      $    539,768
   1/31/94                                         $    758,080      $    555,259
   2/28/94                                         $    749,598      $    546,431
   3/31/94                                         $    716,094      $    524,136
   4/30/94                                         $    710,211      $    514,597
   5/31/94                                         $    703,259      $    515,729
   6/30/94                                         $    683,418      $    509,901
   7/31/94                                         $    692,602      $    524,281
   8/31/94                                         $    706,108      $    534,609
   9/30/94                                         $    697,897      $    525,146
  10/31/94                                         $    696,803      $    529,663
  11/30/94                                         $    676,036      $    510,436
  12/31/94                                         $    677,511      $    514,315
   1/31/95                                         $    672,827      $    513,647
   2/28/95                                         $    681,610      $    530,443
   3/31/95                                         $    701,637      $    544,447
   4/30/95                                         $    709,919      $    556,805
   5/31/95                                         $    723,526      $    573,231
   6/30/95                                         $    751,213      $    594,097
   7/31/95                                         $    786,501      $    615,187
   8/31/95                                         $    799,061      $    621,647
   9/30/95                                         $    817,602      $    630,909
  10/31/95                                         $    804,308      $    611,540
  11/30/95                                         $    821,228      $    632,822
  12/31/95                                         $    828,291      $    636,302
   1/31/96                                         $    851,452      $    650,365
   2/29/96                                         $    875,222      $    667,860
   3/31/96                                         $    888,874      $    673,470
   4/30/96                                         $    912,865      $    689,161
   5/31/96                                         $    941,161      $    704,530
   6/30/96                                         $    920,308      $    687,832
   7/31/96                                         $    870,662      $    661,007
   8/31/96                                         $    924,031      $    685,596
   9/30/96                                         $    967,782      $    703,490
  10/31/96                                         $    969,033      $    707,852
  11/30/96                                         $    994,434      $    729,937
  12/31/96                                         $  1,002,376      $    724,390
   1/31/97                                         $  1,040,722      $    747,425
   2/28/97                                         $  1,026,594      $    743,539
   3/31/97                                         $  1,016,638      $    728,147
   4/30/97                                         $  1,028,183      $    735,502
   5/31/97                                         $  1,081,154      $    769,555
   6/30/97                                         $  1,124,210      $    791,949
   7/31/97                                         $  1,193,276      $    835,348
   8/31/97                                         $  1,178,232      $    835,933
   9/30/97                                         $  1,235,810      $    871,209
  10/31/97                                         $  1,211,066      $    847,338
  11/30/97                                         $  1,214,520      $    842,254
  12/31/97                                         $  1,235,942      $    846,971
   1/31/98                                         $  1,223,825      $    846,717
   2/28/98                                         $  1,281,560      $    884,565
   3/31/98                                         $  1,339,722      $    916,498
   4/30/98                                         $  1,355,534      $    924,655
   5/31/98                                         $  1,324,628      $    898,024
   6/30/98                                         $  1,376,377      $    902,694
   7/31/98                                         $  1,386,306      $    882,113
   8/31/98                                         $  1,185,964      $    773,878
   9/30/98                                         $  1,252,764      $    786,569
  10/31/98                                         $  1,280,031      $    814,807
  11/30/98                                         $  1,361,092      $    853,673
  12/31/98                                         $  1,502,171      $    902,418
   1/31/99                                         $  1,591,233      $    931,747
   2/28/99                                         $  1,512,562      $    899,415
   3/31/99                                         $  1,606,751      $    937,550
   4/30/99                                         $  1,657,498      $    975,521
   5/31/99                                         $  1,630,632      $    966,546
   6/30/99                                         $  1,708,640      $  1,008,301
   7/31/99                                         $  1,657,770      $    994,991
   8/31/99                                         $  1,670,488      $    997,976
   9/30/99                                         $  1,677,943      $  1,000,571
  10/31/99                                         $  1,784,886      $  1,035,191
  11/30/99                                         $  1,946,806      $  1,114,693
  12/31/99                                         $  2,275,956      $  1,284,127
 1/31/2000                                         $  2,288,828      $  1,264,737
 2/29/2000                                         $  2,673,454      $  1,397,534
 3/31/2000                                         $  2,557,758      $  1,367,487
 4/30/2000                                         $  2,389,874      $  1,300,754
 5/31/2000                                         $  2,237,183      $  1,231,033
 6/30/2000                                         $  2,405,319      $  1,311,050
 7/31/2000                                         $  2,311,397      $  1,271,457
 8/31/2000                                         $  2,550,402      $  1,369,232
 9/30/2000                                         $  2,548,505      $  1,349,789
10/31/2000                                         $  2,415,706      $  1,287,833
11/30/2000                                         $  2,062,949      $  1,131,877
12/31/2000                                         $  2,192,212      $  1,183,603
 1/31/2001                                         $  2,263,724      $  1,253,318
 2/28/2001                                         $  2,040,969      $  1,157,188
 3/31/2001                                         $  1,915,235      $  1,110,091
 4/30/2001                                         $  2,023,660      $  1,184,911
 5/31/2001                                         $  1,988,897      $  1,178,157
 6/30/2001                                         $  1,942,291      $  1,155,890
 7/31/2001                                         $  1,872,118      $  1,133,119
 8/31/2001                                         $  1,818,653      $  1,104,111
 9/30/2001                                         $  1,706,250      $  1,028,700
10/31/2001                                         $  1,745,910      $  1,054,315
11/30/2001                                         $  1,804,979      $  1,091,637
12/31/2001                                         $  1,825,174      $  1,107,575
 1/31/2002                                         $  1,797,108      $  1,093,398
 2/28/2002                                         $  1,769,041      $  1,060,596
 3/31/2002                                         $  1,828,954      $  1,105,990
 4/30/2002                                         $  1,808,395      $  1,084,423
 5/31/2002                                         $  1,786,978      $  1,074,013
 6/30/2002                                         $  1,685,341      $  1,012,257
 7/31/2002                                         $  1,554,836      $    948,991
 8/31/2002                                         $  1,574,714      $    955,064
 9/30/2002                                         $  1,534,427      $    926,508
10/31/2002                                         $  1,561,531      $    952,913
11/30/2002                                         $  1,610,492      $  1,028,670
12/31/2002                                         $  1,580,274      $  1,017,560
 1/31/2003                                         $  1,577,626      $  1,039,133
 2/28/2003                                         $  1,561,735      $  1,040,899
 3/31/2003                                         $  1,578,593      $  1,056,304
 4/30/2003                                         $  1,658,770      $  1,111,760
 5/31/2003                                         $  1,747,855      $  1,161,123
 6/30/2003                                         $  1,760,519      $  1,168,670
 7/31/2003                                         $  1,791,989      $  1,173,929
 8/31/2003                                         $  1,824,358      $  1,193,181
 9/30/2003                                         $  1,829,759      $  1,199,863
10/31/2003                                         $  1,946,668      $  1,239,099
11/30/2003                                         $  1,989,262      $  1,266,978
12/31/2003                                         $  2,026,371      $  1,302,327
 1/31/2004                                         $  2,104,764      $  1,322,904
 2/29/2004                                         $  2,107,499      $  1,337,588
 3/31/2004                                         $  2,117,594      $  1,343,340

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the CS First Boston Convertible Index for the periods indicated. Class I shares have a shareholder services fee of up to ..25% of their average daily net assets. Performance is shown for Class I shares only. Class II-IV shares are new and have no prior performance. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Fund's performance includes historical performance of comparable managed institutional separate accounts managed by the Investment Adviser prior to the Nicholas-Applegate Mutual Fund's inception. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged CS First Boston Convertible Index is a market weighted index representing the universe of convertible securities including convertible preferred stocks or convertible bonds. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

U.S. CONVERTIBLE FUND

                                                                    PRINCIPAL
                                                                      AMOUNT              VALUE
----------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BOND -- 68.4%

APPLICATIONS SOFTWARE -- 2.9%
   Actuant Corp. 144A
    2.000%, 11/15/23#                                            $       690,000     $       848,700
   Red Hat, Inc. 144A
    0.500%, 01/15/24#                                                    525,000             618,844
                                                                                     ---------------
                                                                                           1,467,544
                                                                                     ---------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 1.5%
   Lear Corp.
    0.000%, 02/20/22                                                   1,410,000             757,875
                                                                                     ---------------
AUTO-MEDIUM & HEAVY DUTY TRUCKS -- 0.5%
   Navistar International
    2.500%, 12/15/07                                                     165,000             248,531
                                                                                     ---------------
CABLE TV -- 2.0%
   Charter Communications, Inc.
    5.750%, 10/15/05                                                     380,000             370,500
   Echostar Communication Corp.
    5.750%, 05/15/08                                                     625,000             650,781
                                                                                     ---------------
                                                                                           1,021,281
                                                                                     ---------------
CASINO HOTELS -- 1.5%
   Mandalay Resort Group
    1.860%, 03/21/33++                                                   550,000             743,875
                                                                                     ---------------
CELLULAR TELECOMMUNICATIONS -- 3.7%
   Nextel Communications
    6.000%, 06/01/11                                                     630,000             700,087
   Nextel Partners, Inc.
    1.500%, 11/15/08                                                     255,000             465,694
   NII Holdings, Inc. 144A
    3.500%, 09/15/33#                                                    430,000             669,725
                                                                                     ---------------
                                                                                           1,835,506
                                                                                     ---------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 1.4%
   Electronics for Imaging, Inc.
    1.500%, 06/01/23                                                     615,000             711,094
                                                                                     ---------------
CRUISE LINES -- 1.6%
   Carnival Corp.
    0.000%, 10/24/21                                                   1,040,000             824,200
                                                                                     ---------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.8%
   Tyco International Group S.A.
    3.125%, 01/15/23                                                     623,000             913,474
                                                                                     ---------------
ELECTRIC-INTEGRATED -- 1.6%
   PPL Energy Supply LLC
    2.625%, 05/15/23                                                     745,000             785,975
                                                                                     ---------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.5%
   Flextronics International, Ltd.
    1.000%, 08/01/10                                                     550,000             738,375
                                                                                     ---------------
ELECTRONIC DESIGN AUTOMATION -- 1.0%
   Magma Design Automation, Inc.
    0.000%, 05/15/08                                             $       455,000     $       508,462
                                                                                     ---------------
ELECTRONIC MEASURE INSTRUMENTS -- 1.5%
   Agilent Technologies, Inc.
    3.000%, 12/01/21++                                                   675,000             766,125
                                                                                     ---------------
ELECTRONICS-MILITARY -- 1.4%
   L-3 Communications Holdings
    4.000%, 09/15/11++                                                   600,000             699,750
                                                                                     ---------------
ENTERPRISE SOFTWARE/SERVICES -- 1.5%
   Computer Associates International, Inc.
    1.625%, 12/15/09                                                     500,000             757,500
                                                                                     ---------------
INSTRUMENTS-SCIENTIFIC -- 1.5%
   Fisher Scientific International, Inc.
    2.500%, 10/01/23                                                     550,000             768,625
                                                                                     ---------------
INTERNET CONTENT-INFO/NEWS -- 1.4%
   Ask Jeeves, Inc.
    0.000%, 06/01/08                                                     320,000             712,400
                                                                                     ---------------
INTERNET INFRASTRUCTURE SOFTWARE -- 1.0%
   Openwave Systems, Inc.
    2.750%, 09/09/08                                                     440,000             481,800
                                                                                     ---------------
INTERNET SECURITY -- 1.7%
   Symantec Corp.
    3.000%, 11/01/06                                                     308,000             839,300
                                                                                     ---------------
LOTTERY SERVICES -- 1.6%
   GTECH Holdings Corp.
    1.750%, 12/15/21                                                     372,000             808,170
                                                                                     ---------------
MEDICAL-BIOMEDICAL/GENETICS -- 1.5%
   Protein Design Labs, Inc.
    2.750%, 08/16/23                                                     525,000             744,187
                                                                                     ---------------
MEDICAL-DRUGS -- 6.7%
   Celgene Corp.
    1.750%, 06/01/08                                                     655,000             791,731
   K-V Pharmaceutical Co.
    2.500%, 05/16/33                                                     615,000             760,294
   Ligand Pharmaceuticals, Inc.
    6.000%, 11/16/07                                                     160,000             534,200
   Sepracor, Inc. Cl. B 144A
    0.000%, 12/15/10#                                                    315,000             538,256
   Teva Pharmaceutical Finance
    0.375%, 11/15/22                                                     480,000             726,600
                                                                                     ---------------
                                                                                           3,351,081
                                                                                     ---------------
METAL-DIVERSIFIED -- 2.8%
   Freeport-McMoran
    Copper & Gold, Inc.
    7.000%, 02/11/11                                                     460,000             744,050
   Inco Ltd.
    0.000%, 03/29/21                                                     670,000             654,925
                                                                                     ---------------
                                                                                           1,398,975
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                    PRINCIPAL
                                                                      AMOUNT              VALUE
----------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BOND (Continued)

MONEY CENTER BANKS -- 1.4%
   Deutsche Bank AG 144A
    1.330%, 05/01/12#++                                          $       460,000     $       708,975
                                                                                     ---------------
NETWORKING PRODUCTS -- 0.8%
   Juniper Networks, Inc.
    0.000%, 06/15/08                                                     270,000             401,287
                                                                                     ---------------
OIL & GAS DRILLING -- 0.9%
   Pride International, Inc.
    2.500%, 03/01/07                                                     372,000             435,240
                                                                                     ---------------
OPTICAL SUPPLIES -- 3.4%
   Advanced Medical Optics, Inc.
    3.500%, 04/15/23                                                     665,000             939,312
   Bausch & Lomb, Inc.
    1.710%, 08/01/23++                                                   595,000             759,369
                                                                                     ---------------
                                                                                           1,698,681
                                                                                     ---------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 1.1%
   Artesyn Technologies, Inc.
    5.500%, 08/15/10                                                     355,000             533,388
                                                                                     ---------------
PRINTING-COMMERCIAL -- 1.2%
   Bowne & Co., Inc.
    5.000%, 10/01/33                                                     505,000             595,269
                                                                                     ---------------
RETAIL-APPAREL/SHOE -- 3.3%
   Gap, Inc.
    5.750%, 03/15/09                                                     558,000             809,797
   Venator Group, Inc.
    5.500%, 06/01/08                                                     505,000             835,775
                                                                                     ---------------
                                                                                           1,645,572
                                                                                     ---------------
RETAIL-AUTO PARTS -- 0.8%
   Pep Boys-Manny Moe Jack
    4.250%, 06/01/07                                                     305,000             406,794
                                                                                     ---------------
RETAIL-BUILDING PRODUCTS -- 1.6%
   Lowe's Cos., Inc.
    0.000%, 02/16/21                                                     870,000             809,100
                                                                                     ---------------
RETAIL-MAJOR DEPARTMENT STORES -- 1.6%
   JC Penney Co., Inc.
    5.000%, 10/15/08                                                     640,000             814,400
                                                                                     ---------------
RETAIL-MUSIC STORE -- 1.6%
   Guitar Center, Inc.
    4.000%, 07/15/13                                                     600,000             785,250
                                                                                     ---------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.5%
   Cypress Semiconductor Corp.
    1.250%, 06/15/08                                                     505,000             750,556
                                                                                     ---------------
TELECOMMUNICATIONS EQUIPMENT -- 2.7%
   Andrew Corp.
    3.250%, 08/15/13                                                     405,000             631,800
   Comverse Technology, Inc.
    0.000%, 05/15/23                                                     595,000             719,206
                                                                                     ---------------
                                                                                           1,351,006
                                                                                     ---------------
TOYS -- 1.5%
   Hasbro, Inc.
    2.750%, 12/01/21                                             $       635,000     $       758,825
                                                                                     ---------------
WIRELESS EQUIPMENT -- 1.4%
   Crown Castle International Corp.
    4.000%, 07/15/10                                                     480,000             707,400
                                                                                     ---------------
TOTAL CONVERTIBLE CORPORATE BOND
   (Cost: $29,402,989)                                                                    34,285,848
                                                                                     ---------------

                                                                     NUMBER
                                                                    OF SHARES
----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 26.4%

AUTO-CARS/LIGHT TRUCKS -- 3.6%
   Ford Motor Co.
    6.500%, 01/15/32                                                      15,362             814,954
   General Motors Corp. Ser. C
    6.250%, 07/15/33                                                      31,750             971,868
                                                                                     ---------------
                                                                                           1,786,822
                                                                                     ---------------
COAL -- 1.6%
   Arch Coal, Inc.
    5.000%, 12/29/49                                                       9,485             812,153
                                                                                     ---------------
COMMERCIAL SERVICES -- 1.6%
   Cendant Corp.
    7.750%, 08/17/04                                                      15,831             824,478
                                                                                     ---------------
ELECTRIC-GENERATION -- 1.6%
   AES Trust III
    6.750%, 10/15/29                                                      17,953             789,932
                                                                                     ---------------
FINANCE-CREDIT CARD -- 1.6%
   Capital One Financial Corp.
    6.250%, 05/17/05                                                      15,211             829,000
                                                                                     ---------------
FINANCIAL GUARANTEE INSURANCE -- 1.5%
   PMI Group, Inc.
    5.875%, 11/15/06                                                      29,210             746,316
                                                                                     ---------------
MEDICAL-HMO -- 1.8%
   Anthem, Inc.
    6.000%, 11/15/04                                                       8,494             892,295
                                                                                     ---------------
MULTI-LINE INSURANCE -- 1.6%
   Prudential Financial, Inc.
    6.750%, 11/15/04                                                      11,369             780,141
                                                                                     ---------------
OFFICE AUTOMATION & EQUIPMENT -- 1.6%
   Xerox Corp. 144A
    7.500%, 11/27/21#                                                      9,800             817,075
                                                                                     ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.6%
   Chesapeake Energy Corp.
    6.000%, 12/31/49                                                      10,895             808,954
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (Continued)

OIL REFINING & MARKETING -- 1.6%
   Valero Energy Corp.
    2.000%, 07/01/06                                                      25,195     $       781,045
                                                                                     ---------------
RADIO -- 0.9%
   Radio One, Inc.
    6.500%, 07/15/05                                                         414             442,980
                                                                                     ---------------
REINSURANCE -- 1.6%
   Platinum Underwriters Holdings, Inc.
    7.000%, 11/16/05                                                      25,000             798,125
                                                                                     ---------------
STEEL-PRODUCERS -- 1.7%
   U.S. Steel Corp. Ser. B
    7.000%, 06/15/06                                                       6,745             842,282
                                                                                     ---------------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS -- 1.3%
   Corning, Inc. Ser. C
    7.000%, 08/16/05                                                       1,093             636,809
                                                                                     ---------------
TELECOMMUNICATIONS SERVICES -- 1.2%
   Nortel Networks Corp.
    7.000%, 08/15/05                                                           6             618,771
                                                                                     ---------------
TOTAL CONVERTIBLE PREFERRED STOCK
   (Cost: $10,172,476)                                                                    13,207,178
                                                                                     ---------------

COMMON STOCK -- 2.6%

MEDICAL-BIOMEDICAL/GENETICS -- 0.5%
   Nektar Therapeutics*                                                   11,894             256,672
                                                                                     ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.1%
   Apache Corp.                                                           13,240             571,571
                                                                                     ---------------
PROPERTY/CASUALTY INSURANCE -- 1.0%
   Ace, Ltd.                                                              11,527             491,742
                                                                                     ---------------
TOTAL COMMON STOCK
   (Cost: $936,536)                                                                        1,319,985
                                                                                     ---------------

                                                                    PRINCIPAL
                                                                      AMOUNT              VALUE
----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 5.5%

MONEY MARKET FUNDS -- 3.2%
   Federated Prime Cash
    Obligated Fund**                                             $     1,604,080     $     1,604,080
                                                                                     ---------------
TIME DEPOSIT -- 2.3%
   Bank of America London
    0.490%, 04/01/04                                                   1,161,505           1,161,505
                                                                                     ---------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $2,765,585)                                                                      2,765,585
                                                                                     ---------------
TOTAL INVESTMENTS -- 102.9%
   (Cost: $43,277,586)                                                                    51,578,596
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (2.9%)                                                                       (1,475,790)
                                                                                     ---------------
NET ASSETS -- 100.0%                                                                 $    50,102,806
                                                                                     ===============

----------
*    Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
# 144A Security. Certain conditions for public sale may exist. Total market value of 144A securities owned at March 31, 2004 was $4,201,575 or 8.4% of net assets
++   Variable rate security. Coupon represents rate at 3/31/04

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

GLOBAL SELECT FUND

     MANAGEMENT TEAM: NICHOLAS MELHUISH, Lead Portfolio Manager; PEDRO V. MARCAL, Lead Portfolio Manager; STEPHEN ROSS, Lead Portfolio Manager; ANDREW BEAL, Lead Portfolio Manager; MELISA A. GRIGOLITE, CFA, Portfolio Manager

     CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

     GOAL: The Global Select Fund seeks to maximize long-term capital appreciation by investing in companies that, in the opinion of the Investment Adviser, represent the "best of the best" globally.

     MARKET OVERVIEW: Global equity markets surged during the fiscal year ended March 31, 2004. Investors sent stock prices higher in response to:

     -  Positive economic trends in many countries

     - Continuation of the improvement in corporate earnings that began in the latter part of 2002

     In the United States, consumer spending remained brisk due to tax refunds and mortgage refinancing activity. Manufacturing accelerated as a result of strong consumer demand, a higher pace of export growth and inventory rebuilding. Business confidence rose, and there were signs of life in the job market. Against this backdrop, corporate profits soared to an all-time high as a percentage of GDP.

     Economic indicators were more subdued in Europe, particularly in Germany. In addition, the strength of the euro versus the dollar negatively affected European companies' earnings. That said, stocks rallied sharply off the depressed levels at which they had started the period.

     In the Asia-Pacific region, easy monetary policy and a robust export business with the United States and China helped propel stock prices higher. Japan was a notable bright spot amid signs of a sustainable economic recovery and positive growth in corporate profits for the first time in many years.

     PERFORMANCE: During the twelve months ended March 31, 2004, the Fund posted a 51.85% increase in the value of its I-Shares. This compared favorably to the MSCI All Country World Index, which gained 46.00%.

     PORTFOLIO SPECIFICS: Holdings in all countries and sectors of investment made a positive contribution to return. On a relative basis, stock selection in the United States, Japan and Canada had the biggest positive impact on performance versus the benchmark. An overweight in U.S. stocks, which lagged international equities, was a negative. From a sector perspective, issue selection among commercial/industrial, financial services and technology companies was particularly strong. In contrast, the Fund's energy holdings detracted from relative performance.

     Another positive influence on results versus the index was the Fund's higher exposure to smaller-cap companies. This was a plus because smaller-cap issues outperformed their larger-cap counterparts in both U.S. and non-U.S. markets.

     Some of the Fund's best-performing holdings during the fiscal year were Mitsubishi Tokyo Financial Group, a major Japanese bank; U.S.-based Tyco, an industrial conglomerate; and Canada-based Nortel Networks, a provider of networking and communications services and infrastructure.

     MARKET OUTLOOK: The Federal Reserve is expected to begin the process of normalizing U.S. interest rates over the coming twelve months. Uncertainty about the precise timing and magnitude of rate hikes will likely create some near-term volatility in equity prices. Nonetheless, we remain optimistic in our outlook for global stock markets and the Fund. Expectations are that corporate earnings will be strong in the first quarter of 2004. Leading indicators point to healthy growth in most economies, which should drive further strength in earnings. We're also encouraged by the recent signs of job growth we've seen, particularly in the U.S. employment statistics.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN GLOBAL SELECT FUND CLASS I SHARES WITH THE MSCI ALL COUNTRY WORLD INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/04

                                                               SINCE
             1 YEAR                   5 YEAR                 INCEPTION
             51.85%                   10.18%                   16.41%

                                             GLOBAL SELECT FUND   MSCI ALL COUNTRY
                                               CLASS I SHARES       WORLD INDEX
   9/30/97                                      $    250,000        $    250,000
  10/31/97                                      $    235,000        $    236,800
  11/30/97                                      $    236,200        $    240,950
  12/31/97                                      $    247,000        $    243,846
   1/31/98                                      $    255,800        $    250,601
   2/28/98                                      $    275,000        $    267,512
   3/31/98                                      $    296,200        $    278,768
   4/30/98                                      $    310,400        $    281,450
   5/31/98                                      $    311,200        $    277,881
   6/30/98                                      $    325,800        $    284,433
   7/31/98                                      $    334,000        $    283,935
   8/31/98                                      $    277,000        $    246,029
   9/30/98                                      $    286,800        $    250,338
  10/31/98                                      $    298,200        $    272,925
  11/30/98                                      $    319,687        $    289,113
  12/31/98                                      $    361,061        $    303,194
   1/31/99                                      $    397,187        $    309,789
   2/28/99                                      $    377,610        $    301,504
   3/31/99                                      $    413,333        $    314,013
   4/30/99                                      $    428,469        $    326,348
   5/31/99                                      $    414,745        $    314,379
   6/30/99                                      $    463,385        $    328,998
   7/31/99                                      $    473,678        $    327,967
   8/31/99                                      $    491,842        $    327,339
   9/30/99                                      $    507,786        $    324,120
  10/31/99                                      $    557,636        $    340,924
  11/30/99                                      $    652,092        $    350,471
  12/31/99                                      $    828,075        $    378,795
 1/31/2000                                      $    772,143        $    357,059
 2/29/2000                                      $    903,653        $    357,979
 3/31/2000                                      $    870,639        $    382,678
 4/30/2000                                      $    805,975        $    366,453
 5/31/2000                                      $    766,140        $    357,132
 6/30/2000                                      $    816,070        $    369,113
 7/31/2000                                      $    792,060        $    358,678
 8/31/2000                                      $    854,814        $    370,301
 9/30/2000                                      $    789,332        $    350,568
10/31/2000                                      $    724,941        $    344,651
11/30/2000                                      $    659,497        $    323,683
12/31/2000                                      $    702,601        $    328,876
 1/31/2001                                      $    693,118        $    335,209
 2/28/2001                                      $    596,133        $    306,842
 3/31/2001                                      $    554,322        $    286,636
 4/30/2001                                      $    615,099        $    307,765
 5/31/2001                                      $    601,737        $    303,755
 6/30/2001                                      $    594,840        $    294,195
 7/31/2001                                      $    578,030        $    290,263
 8/31/2001                                      $    533,201        $    276,301
 9/30/2001                                      $    472,855        $    251,931
10/31/2001                                      $    489,235        $    256,743
11/30/2001                                      $    536,218        $    271,891
12/31/2001                                      $    559,495        $    273,577
 1/31/2002                                      $    553,891        $    265,260
 2/28/2002                                      $    552,598        $    262,926
 3/31/2002                                      $    589,237        $    274,495
 4/30/2002                                      $    573,288        $    265,162
 5/31/2002                                      $    562,081        $    265,613
 6/30/2002                                      $    515,097        $    249,463
 7/31/2002                                      $    465,958        $    228,409
 8/31/2002                                      $    470,269        $    228,797
 9/30/2002                                      $    437,078        $    203,606
10/31/2002                                      $    467,682        $    218,612
11/30/2002                                      $    495,269        $    230,374
12/31/2002                                      $    454,320        $    219,177
 1/31/2003                                      $    448,285        $    212,492
 2/28/2003                                      $    440,096        $    208,774
 3/31/2003                                      $    442,251        $    208,210
 4/30/2003                                      $    475,872        $    226,803
 5/31/2003                                      $    510,787        $    239,867
 6/30/2003                                      $    522,425        $    244,113
 7/31/2003                                      $    538,805        $    249,117
 8/31/2003                                      $    571,564        $    254,548
 9/30/2003                                      $    561,650        $    256,152
10/31/2003                                      $    599,151        $    271,393
11/30/2003                                      $    603,461        $    275,599
12/31/2003                                      $    632,341        $    292,962
 1/31/2004                                      $    653,031        $    297,737
 2/29/2004                                      $    663,807        $    302,829
 3/31/2004                                      $    671,566        $    300,951

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Morgan Stanley Capital International All Country World Index ("MSCI ACWI") over the periods indicated. Performance is shown for the Fund's Class I shares only. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for Class I shares only. Class II-IV shares are new and have no prior performance. The Fund's Class II shares have less than a year's performance. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.
The MSCI ACWI Index is a market capitalization weighted index composed of over 2000 companies. The MSCI ACWI Index is representative of the market structure of 21 countries in North America, Europe, and the Pacific Rim, excluding closed markets and those shares in otherwise free markets that are not purchasable by foreigners.
The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

GLOBAL SELECT FUND

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 94.9%

AUSTRALIA -- 0.7%
   News Corp., Ltd. -- ADR                                                21,300     $       766,374
                                                                                     ---------------
BRAZIL -- 1.6%
   Petroleo Brasileiro
    S.A. -- ADR                                                           39,400           1,163,876
   Telesp Celular
    Part -- Spons. ADR*                                                   79,900             729,487
                                                                                     ---------------
                                                                                           1,893,363
                                                                                     ---------------
CANADA -- 2.0%
   Cott Corp.*                                                            38,800           1,140,332
   Encana Corp.                                                           26,200           1,129,744
                                                                                     ---------------
                                                                                           2,270,076
                                                                                     ---------------
FRANCE -- 3.1%
   Christian Dior S.A.                                                    18,350           1,213,207
   JC Decaux S.A.*                                                        40,200             898,618
   Societe Generale Cl. A                                                  8,905             760,563
   Vivendi Universal S.A.*                                                27,192             720,788
                                                                                     ---------------
                                                                                           3,593,176
                                                                                     ---------------
GERMANY -- 2.2%
   Hypo Real Estate
    Holding AG*                                                           22,869             641,608
   SAP AG                                                                  6,273             991,749
   Siemens AG                                                             11,476             847,159
                                                                                     ---------------
                                                                                           2,480,516
                                                                                     ---------------
HONG KONG -- 3.0%
   Dickson Concepts
    International, Ltd.                                                  510,500             556,950
   Henderson Land Development
    Co., Ltd.                                                            115,000             550,564
   Jardine Matheson Holdings
    Limited                                                               69,200             754,280
   New World Development
    Co., Ltd.                                                            633,600             581,463
   Sino Land Company, Ltd.                                             1,527,000             955,465
                                                                                     ---------------
                                                                                           3,398,722
                                                                                     ---------------
IRELAND -- 1.3%
   CRH PLC                                                                38,794             789,004
   Elan Corporation PLC*                                                  31,677             650,095
                                                                                     ---------------
                                                                                           1,439,099
                                                                                     ---------------
ISRAEL -- 0.7%
   Teva Pharmaceutical Industries,
    Ltd. -- ADR                                                           13,200             837,012
                                                                                     ---------------
JAPAN -- 12.1%
   Daiwa Securities Group, Inc.                                          125,000           1,021,291
   DENTSU, Inc.                                                              131             400,423
   DENTSU, Inc.*                                                             131             390,349
   Fuji Photo Film Co., Ltd.                                              22,000             699,957
   ITO-YOKADO Co., Ltd.                                                   19,000     $       865,670
   Mitsubishi Corporation                                                 81,000             957,658
   Mitsubishi Tokyo Financial
    Group, Inc.                                                              174           1,722,689
   Mizuho Financial Group, Inc.                                              312           1,343,548
   Nissan Motor Co., Ltd.                                                 87,900             984,318
   Nitto Denko Corp.                                                      11,400             626,789
   NTT DoCoMo, Inc.                                                          655           1,448,070
   Sekisui House, Ltd.                                                    88,000             992,205
   Tokyo Broadcasting
    System, Inc.                                                          31,500             632,816
   Tokyu Corp.                                                           146,000             915,000
   Yamada Denki Co., Ltd.                                                 21,200             829,375
                                                                                     ---------------
                                                                                          13,830,158
                                                                                     ---------------
MALAYSIA -- 0.6%
   Public Bank Berhad                                                    778,600             721,229
                                                                                     ---------------
MEXICO -- 1.3%
   America Movil S.A. de
    CV -- Ser L -- ADR                                                    23,200             896,680
   Wal-Mart de Mexico
    S.A. -- Ser. V                                                       178,800             544,404
                                                                                     ---------------
                                                                                           1,441,084
                                                                                     ---------------
NETHERLANDS -- 2.5%
   Hagemeyer NV                                                          252,641             527,800
   ING Groep NV                                                           63,945           1,405,046
   Philips Electronics NV                                                 30,797             890,527
                                                                                     ---------------
                                                                                           2,823,373
                                                                                     ---------------
REPUBLIC OF CHINA -- 0.3%
   Sohu.com, Inc.*                                                        15,200             378,328
                                                                                     ---------------
SINGAPORE -- 1.1%
   Flextronics International,
    Ltd.*                                                                 70,600           1,215,732
                                                                                     ---------------
SOUTH KOREA -- 3.1%
   LG Electronics, Inc.                                                   14,480             867,701
   Samsung Electronics
    Co., Ltd.                                                              2,950           1,471,848
   Samsung Securities
    Co., Ltd.*                                                            23,220             529,638
   Shinhan Financial Group
    Co., Ltd.                                                             40,090             737,842
                                                                                     ---------------
                                                                                           3,607,029
                                                                                     ---------------
SPAIN -- 0.7%
   Sogecable S.A.*                                                        18,725             784,910
                                                                                     ---------------
SWEDEN -- 2.0%
   Autoliv, Inc.                                                          15,200             618,779
   Skandia Forsakrings AB                                                247,000             976,039
   Telefonaktiebolaget LM
    Ericsson -- ADR*                                                      24,800             688,200
                                                                                     ---------------
                                                                                           2,283,018
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

SWITZERLAND -- 3.5%
   Actelion, Ltd.*                                                         4,100     $       443,383
   Adecco SA-Reg                                                          12,297             679,473
   Holcim Ltd.-Reg                                                        15,165             811,011
   The Swatch Group AG-Reg                                                35,316             924,123
   UBS AG                                                                 14,994           1,113,735
                                                                                     ---------------
                                                                                           3,971,725
                                                                                     ---------------
UNITED KINGDOM -- 3.8%
   Aegis Group PLC                                                       382,835             682,486
   Amdocs, Ltd.*                                                          46,500           1,292,235
   Man Group PLC                                                          21,100             678,238
   Punch Taverns PLC                                                      77,468             780,213
   Xstrata PLC                                                            66,373             884,381
                                                                                     ---------------
                                                                                           4,317,553
                                                                                     ---------------
UNITED STATES -- 49.3%
   3COM Corp.*                                                           115,500             815,430
   3M Co.                                                                  8,600             704,082
   Affiliated Managers
    Group, Inc.*                                                          21,450           1,170,741
   Amcol International Corp.                                              18,900             329,805
   American Express Co.                                                   37,300           1,934,005
   American International
    Group, Inc.                                                           15,200           1,084,520
   Amgen, Inc.*                                                           15,200             884,184
   Apache Corp.                                                           27,200           1,174,224
   Barr Laboratories, Inc.*                                               21,300             977,670
   BJ Services Co.*                                                       24,900           1,077,423
   Cisco Systems, Inc.*                                                   47,500           1,117,200
   Citigroup, Inc.                                                        22,000           1,137,400
   Clear Channel
    Communications, Inc.                                                  20,300             859,705
   Coca-Cola Co.                                                          20,400           1,026,120
   ConocoPhillips                                                         11,800             823,758
   E*Trade Financial Corp.*                                               50,300             671,505
   Electronic Arts, Inc.*                                                 14,800             798,608
   Eyetech Pharmaceuticals,
    Inc.*                                                                 16,300             541,160
   Fairchild Semiconductor
    International, Inc. Cl. A*                                            28,800             692,064
   Fossil, Inc.*                                                          22,500             750,375
   Genesee & Wyoming,
    Inc. Cl. A*                                                           29,100             718,770
   Goldman Sachs
    Group, Inc.                                                           12,800           1,335,680
   GTECH Holdings Corp.                                                   23,300           1,377,962
   Halliburton Co.                                                        40,800           1,239,912
   Harris & Harris Group, Inc.*                                           16,600             278,880
   Ingersoll-Rand Co. Cl. A                                               19,700           1,332,705
   Intel Corp.                                                            45,800           1,245,760
   J.P. Morgan Chase & Co.                                                39,900           1,673,805
   McDonalds Corp.                                                        45,900           1,311,363
   Microsoft Corp.                                                        83,800           2,092,486
   Motorola, Inc.                                                         78,600           1,383,360
   Nabors Industries, Ltd.*                                               32,700     $     1,496,025
   Nike, Inc. Cl. B                                                       14,400           1,121,328
   Pfizer, Inc.                                                           30,700           1,076,035
   Praxair, Inc.                                                          36,900           1,369,728
   Procter & Gamble Co.                                                   13,400           1,405,392
   QUALCOMM, Inc.                                                         17,500           1,162,350
   Quiksilver, Inc.*                                                      32,000             699,200
   Rockwell Automation, Inc.                                              38,500           1,334,795
   Sierra Health Services, Inc.*                                          26,000             946,400
   Silicon Laboratories, Inc.*                                            19,400           1,025,872
   Staples, Inc.*                                                         39,600           1,005,444
   Supervalu, Inc.                                                        46,800           1,429,272
   Symantec Corp.*                                                        34,800           1,611,240
   Texas Instuments, Inc.                                                 35,000           1,022,700
   Time Warner, Inc.*                                                     52,100             878,406
   Tyco International, Ltd.                                               67,100           1,922,415
   UnitedHealth Group, Inc.                                               19,600           1,263,024
   Walt Disney Co.                                                        33,300             832,167
   Williams Cos., Inc.                                                    82,272             787,343
   Yahoo!, Inc.*                                                          28,400           1,379,956
                                                                                     ---------------
                                                                                          56,329,754
                                                                                     ---------------
TOTAL COMMON STOCK
   (Cost: $91,394,710)                                                                   108,382,231
                                                                                     ---------------

PREFERRED STOCK -- 1.0%

GERMANY -- 0.5%
   ProSiebenSat.1 Media AG                                                28,161             557,174
                                                                                     ---------------
SOUTH KOREA -- 0.5%
   Hyundai Motor Co., Ltd.                                                26,240             577,923
                                                                                     ---------------
TOTAL PREFERRED STOCK
   (Cost: $980,529)                                                                        1,135,097
                                                                                     ---------------

EQUITY-LINKED SECURITIES -- 2.9%

TAIWAN -- 2.9%
   Credit Suisse FB Taiwan Hon Hai
    Precision Industry
    Co., Ltd. -- 11/22/04                                                188,000             813,100
   Credit Suisse FB United
    Microelectronics
    Corp. -- 01/26/07                                                  1,199,000           1,076,702
   Credit Suisse FB Yageo
    Corp. 9/15/04*                                                       932,000             506,076
   UBS AG Chinatrust Financial
    Holding Co., Ltd. -- 10/29/04                                        718,000             860,882
                                                                                     ---------------
                                                                                           3,256,760
                                                                                     ---------------
TOTAL EQUITY-LINKED SECURITIES
   (Cost: $3,305,010)                                                                      3,256,760
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.0%

FRANCE -- 0.0%
   Axa S.A. 0% 12/21/04
    (Cost: $40,924)                                                        2,481     $        48,630
                                                                                     ---------------

                                                                    PRINCIPAL
                                                                      AMOUNT              VALUE
----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 8.7%

MONEY MARKET FUNDS -- 4.2%
   Federated Prime Cash
    Obligated Fund**                                             $     4,781,813           4,781,813
                                                                                     ---------------
TIME DEPOSIT -- 4.5%
   Brown Brothers Harriman & Co.
    0.490%, 04/01/04                                                   5,134,220           5,134,220
                                                                                     ---------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $9,916,033)                                                                      9,916,033
                                                                                     ---------------
TOTAL INVESTMENTS -- 107.5%
   (Cost: $105,637,206)                                                                  122,738,751
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (7.5%)                                                                       (8,594,863)
                                                                                     ---------------
NET ASSETS -- 100.0%                                                                 $   114,143,888
                                                                                     ===============

----------
*    Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
ADR -- American Depository Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 2004

GLOBAL SELECT FUND

                                                                     PERCENTAGE OF
INDUSTRY                                                               NET ASSETS
--------                                                             -------------
Advertising Services                                                       2.1%
Apparel Manufacturers                                                      0.6
Applications Software                                                      1.8
Athletic Footwear                                                          1.0
Auto/Truck Parts & Equipment -- Original                                   0.5
Auto -- Cars/Light Trucks                                                  1.4
Beverages -- non-Alcoholic                                                 1.9
Broadcast Services/Programming                                             0.7
Building & Construction Products --
   Miscellaneous                                                           0.7
Building & Construction -- Miscellaneous                                   0.5
Building Products-Cement/Aggregate                                         0.7
Building -- Residential/Commercial                                         0.9
Cable TV                                                                   0.7
Cellular Telecommunications                                                2.7
Chemicals -- Diversified                                                   0.6
Commercial Banks Non-US                                                    2.6
Computers -- Peripheral Equipment                                          0.7
Consumer Products -- Miscellaneous                                         0.7
Cosmetics & Toiletries                                                     2.3
Distribution/Wholesale                                                     0.5
Diversified Financial Services                                             0.7
Diversified Manufacturing Operations                                       3.0
Diversified Minerals                                                       1.1
Diversified Operations                                                     0.7
Diversified Operations/Commercial
   Services                                                                0.6
Electric Products -- Miscellaneous                                         0.8
Electronic Components -- Miscellaneous                                     2.3
Electronic Components -- Semiconductors                                    4.8
Enterprise Software/Services                                               0.9
Entertainment Software                                                     0.7
Finance -- Credit Card                                                     1.7
Finance -- Investment Bankers/Brokers                                      4.7
Finance -- Leasing Company                                                 0.9
Finance -- Other Services                                                  0.6
Food -- Wholesale/Distribution                                             1.2
Human Resources                                                            0.6
Import/Export                                                              0.8
Industrial Automation/Robotics                                             1.2
Industrial Gases                                                           1.2
Internet Security                                                          1.4
Investment Companies                                                       0.2%
Investment Management/Advisor
   Services                                                                1.0
Lottery Services                                                           1.2
Machinery -- General Industry                                              1.2
Medical -- Biomedical/Genetics                                             0.8
Medical -- Drugs                                                           2.6
Medical -- Generic Drugs                                                   0.9
Medical -- HMO                                                             1.9
Money Center Banks                                                         3.1
Mortgage Banks                                                             0.6
Multi-line Insurance                                                       3.1
Multimedia                                                                 2.7
Networking Products                                                        1.7
Oil & Gas Drilling                                                         1.3
Oil Companies -- Exploration &
   Production                                                              1.0
Oil Companies -- Integrated                                                2.7
Oil-Field Services                                                         2.0
Photo Equipment & Supplies                                                 0.6
Pipelines                                                                  0.7
Real Estate Operation/Development                                          1.3
Retail -- Consumer Electronics                                             0.7
Retail -- Discount                                                         0.5
Retail -- Jewelry                                                          1.3
Retail -- Miscellaneous/Diversified                                        0.8
Retail -- Office Supplies                                                  0.9
Retail -- Pubs                                                             0.7
Retail -- Restaurants                                                      1.1
Semiconductor Components-Integrated
   Circuits                                                                0.9
Telecommunications Equipment                                               1.6
Telecommunications Services                                                1.1
Television                                                                 0.5
Therapeutics                                                               0.5
Transport -- Rail                                                          1.4
Web Portals/ISP                                                            1.5
Wireless Equipment                                                         1.2
Short Term Investments                                                     8.7
Liabilities in excess of other assets                                     (7.5)
                                                                         -----
NET ASSETS                                                               100.0%
                                                                         =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL GROWTH FUND (FORMERLY INTERNATIONAL CORE GROWTH FUND)

     MANAGEMENT TEAM: HORACIO A. VALEIRAS, CFA, Lead Portfolio Manager and Chief Investment Officer; ANDREW BEAL, Lead Portfolio Manager; LINDA Ba, Portfolio Manager; JASON CAMPBELL, Portfolio Manager; MELISA A. GRIGOLITE, CFA, Portfolio Manager; REBECCA K. HAGSTROM, CFA, Investment Analyst; FLORA KIM, Investment Analyst; KARL RICHTENBURG, Investment Analyst; ERIC SAGMEISTER, Investment Analyst; MICHAEL J. FREDERICKS, Product Specialist

     GOAL: The International Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

     MARKET OVERVIEW: Stock markets across developed non-U.S. countries posted steep increases during the twelve months ended March 31, 2004. Relative to the broad U.S. stock market, international equities outperformed. This was mainly due to the appreciation of the euro and yen versus the U.S. dollar, which enhanced returns for U.S.-based investors.

     Within the international equity market, gains were broad-based. Stocks in every country within the MSCI EAFE Index rose more than 20% in local currencies. Japanese equities did notably well amid signs of major improvement in the country's economy and corporate profits. The macro environment was not as favorable in Europe, causing many economists to trim their 2004 GDP forecasts. Nonetheless, European equities rallied sharply off the severely depressed valuations at which they had started the fiscal year.

     Looking at sectors, all groups generated strong returns. On a relative basis, economically sensitive stocks, such as those in the technology and producers/manufacturing areas, outperformed.

     PERFORMANCE: The Fund's Class I Shares registered a 49.17% increase during the fiscal year ended March 31, 2004. The MSCI EAFE Index advanced 58.15%.

     PORTFOLIO SPECIFICS: The Fund produced a strong, positive return during the period. Relative to the benchmark, however, performance lagged. This was primarily due to the fact that international value stocks outperformed growth stocks this period by a wide margin. The Fund's holdings are concentrated in growth stocks, but the style-neutral MSCI EAFE Index contains a mix of growth and value names. Stock selection in Canada and the consumer durables sector also hurt relative performance.

     On the plus side, the Fund's exposure to several emerging markets helped results versus the index, as did issue selection in the financial services sector. Top-performing names included South Korea-based Samsung Electronics, a consumer electronics manufacturer, and Japanese banks UFJ Holdings and Mizuho Financial Group.

     The portfolio remained positioned for economic recovery and strong earnings growth at the end of the period. As a result of our bottom-up investment decisions, the Fund was overweight stocks in Asia and the technology and consumer discretionary sectors. It was underweight European stocks and the utilities and energy sectors.

     MARKET OUTLOOK: Nicholas-Applegate maintains a positive outlook for international equities. We expect the favorable trends in global economic and earnings growth to continue as 2004 unfolds. Strong demand from the United States is expected to aid companies exporting to America. Domestically oriented businesses should benefit from the steady growth many local economies are experiencing.

     As always, we remain committed to our investment philosophy centered on positive, sustainable change. We are confident this will benefit the Fund over the long term.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL GROWTH FUND CLASS I SHARES WITH THE MSCI EAFE INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/04

                                                             SINCE
               1 YEAR                5 YEARS               INCEPTION
               49.17%                 0.61%                  7.56%

                                        INTERNATIONAL GROWTH FUND     MSCI EAFE
                                             CLASS I SHARES             INDEX
  12/27/96                                     $    250,000         $    250,000
  12/31/96                                     $    252,400         $    249,475
   1/31/97                                     $    274,600         $    240,744
   2/28/97                                     $    277,200         $    244,682
   3/31/97                                     $    282,600         $    245,568
   4/30/97                                     $    286,600         $    246,871
   5/31/97                                     $    313,200         $    262,935
   6/30/97                                     $    331,200         $    277,436
   7/31/97                                     $    352,400         $    281,924
   8/31/97                                     $    334,000         $    260,869
   9/30/97                                     $    358,600         $    275,482
  10/31/97                                     $    328,800         $    254,307
  11/30/97                                     $    325,131         $    251,715
  12/31/97                                     $    329,722         $    253,910
   1/31/98                                     $    341,826         $    265,523
   2/28/98                                     $    365,199         $    282,560
   3/31/98                                     $    386,902         $    291,261
   4/30/98                                     $    398,171         $    293,566
   5/31/98                                     $    407,979         $    292,141
   6/30/98                                     $    412,779         $    294,353
   7/31/98                                     $    431,143         $    297,337
   8/31/98                                     $    369,373         $    260,500
   9/30/98                                     $    351,843         $    252,514
  10/31/98                                     $    358,312         $    278,836
  11/30/98                                     $    379,862         $    293,121
  12/31/98                                     $    400,734         $    304,685
   1/31/99                                     $    416,179         $    303,785
   2/28/99                                     $    399,064         $    296,545
   3/31/99                                     $    411,796         $    308,923
   4/30/99                                     $    426,823         $    321,440
   5/31/99                                     $    410,335         $    304,887
   6/30/99                                     $    442,685         $    316,773
   7/31/99                                     $    457,296         $    326,189
   8/31/99                                     $    464,392         $    327,380
   9/30/99                                     $    471,488         $    330,675
  10/31/99                                     $    502,378         $    343,061
  11/30/99                                     $    567,497         $    354,981
  12/31/99                                     $    677,509         $    386,841
 1/31/2000                                     $    629,265         $    362,261
 2/29/2000                                     $    705,704         $    372,013
 3/31/2000                                     $    665,814         $    386,434
 4/30/2000                                     $    610,886         $    366,099
 5/31/2000                                     $    578,515         $    357,157
 6/30/2000                                     $    609,633         $    371,125
 7/31/2000                                     $    582,692         $    355,566
 8/31/2000                                     $    606,083         $    358,652
 9/30/2000                                     $    566,819         $    341,189
10/31/2000                                     $    530,897         $    333,129
11/30/2000                                     $    504,920         $    320,637
12/31/2000                                     $    521,115         $    332,033
 1/31/2001                                     $    505,364         $    331,862
 2/28/2001                                     $    462,991         $    306,983
 3/31/2001                                     $    426,165         $    286,519
 4/30/2001                                     $    455,671         $    306,430
 5/31/2001                                     $    441,029         $    295,615
 6/30/2001                                     $    423,281         $    283,526
 7/31/2001                                     $    413,076         $    278,367
 8/31/2001                                     $    395,994         $    271,324
 9/30/2001                                     $    364,270         $    243,839
10/31/2001                                     $    363,827         $    250,081
11/30/2001                                     $    371,147         $    259,309
12/31/2001                                     $    375,362         $    260,839
 1/31/2002                                     $    358,724         $    246,989
 2/28/2002                                     $    361,164         $    248,718
 3/31/2002                                     $    380,909         $    262,173
 4/30/2002                                     $    379,134         $    263,904
 5/31/2002                                     $    378,690         $    267,255
 6/30/2002                                     $    365,823         $    256,618
 7/31/2002                                     $    331,215         $    231,290
 8/31/2002                                     $    328,109         $    230,758
 9/30/2002                                     $    296,385         $    205,975
10/31/2002                                     $    306,812         $    217,036
11/30/2002                                     $    315,242         $    226,889
12/31/2002                                     $    303,263         $    219,266
 1/31/2003                                     $    292,614         $    210,122
 2/28/2003                                     $    288,399         $    205,310
 3/31/2003                                     $    284,628         $    201,430
 4/30/2003                                     $    309,696         $    221,412
 5/31/2003                                     $    329,219         $    235,029
 6/30/2003                                     $    334,987         $    240,834
 7/31/2003                                     $    339,202         $    246,710
 8/31/2003                                     $    352,734         $    252,705
 9/30/2003                                     $    352,512         $    260,539
10/31/2003                                     $    377,803         $    276,797
11/30/2003                                     $    380,771         $    282,997
12/31/2003                                     $    405,459         $    305,127
 1/31/2004                                     $    415,023         $    309,460
 2/29/2004                                     $    420,138         $    316,671
 3/31/2004                                     $    424,142         $    318,571

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE") over the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for class I shares only. Class II-V shares are new and have no prior performance. Performance is shown for Class I shares only. The Fund's Class II shares have less than a year's performance. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.
The MSCI EAFE Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

INTERNATIONAL GROWTH FUND

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 94.7%

AUSTRALIA -- 1.4%
   Westpac Banking Corp.                                                 137,843     $     1,846,896
                                                                                     ---------------
AUSTRIA -- 0.8%
   Telekom Austria AG*                                                    80,701           1,160,329
                                                                                     ---------------
CANADA -- 1.4%
   Magna International, Inc. Cl. A                                        14,600           1,148,337
    Precision Drilling Corp.*                                             16,700             777,886
                                                                                     ---------------
                                                                                           1,926,223
                                                                                     ---------------
DENMARK -- 0.6%
   TDC A/S                                                                21,000             766,063
                                                                                     ---------------
FINLAND -- 0.9%
   Nokia Corp. -- ADR                                                     59,400           1,204,632
                                                                                     ---------------
FRANCE -- 10.2%
   Alcatel S.A. Cl. A*                                                    50,700             799,999
   Aventis S.A.                                                           17,136           1,317,205
   Axa S.A.                                                               65,695           1,370,839
   Bouygues S.A.                                                          38,861           1,337,176
   Carrefour S.A.                                                         21,425           1,056,853
   Christian Dior S.A.                                                    20,567           1,359,784
   L'Oreal S.A.                                                           19,541           1,496,068
   Societe Generale Cl. A                                                 18,669           1,594,492
   Thales S.A.                                                            32,743           1,253,007
   TotalFinaElf S.A.                                                       7,458           1,369,271
   Veolia Environment                                                     38,880           1,084,598
                                                                                     ---------------
                                                                                          14,039,292
                                                                                     ---------------
GERMANY -- 3.7%
   Deutsche Bank AG                                                       14,175           1,178,440
   Deutsche Post AG-Reg                                                   56,722           1,268,643
   SAP AG                                                                  8,328           1,316,640
   Siemens AG                                                             18,550           1,369,361
                                                                                     ---------------
                                                                                           5,133,084
                                                                                     ---------------
HONG KONG -- 0.8%
   Henderson Land Development
    Co., Ltd.                                                            217,000           1,038,891
                                                                                     ---------------
ITALY -- 3.0%
   ENI SpA                                                                55,000           1,105,764
   Mediaset SpA                                                          108,800           1,207,350
   Saipem SpA                                                             72,800             724,658
   Telecom Italia Mobile SpA                                             189,500           1,071,232
                                                                                     ---------------
                                                                                           4,109,004
                                                                                     ---------------
JAPAN -- 23.7%
   Ajinomoto Co., Inc.                                                   116,000           1,382,612
   Asahi Glass Co., Ltd.                                                 152,300           1,645,458
   Canon, Inc.                                                            14,000             725,333
   Chugai Pharmaceutical Co.,
    Ltd.                                                                  94,100           1,497,857
   Daiwa Securities Group, Inc.                                          202,000     $     1,650,406
   Fuji Photo Film Co., Ltd.                                              47,000           1,495,362
   ITO-YOKADO Co., Ltd.                                                   46,000           2,095,833
   JFE Holdings, Inc.                                                     30,600             836,805
   Kyocera Corp.                                                          26,800           2,251,473
   Matsushita Electric
    Industries                                                            95,000           1,468,352
   Mitsubishi Estate                                                     160,000           2,170,039
   Mizuho Financial Group, Inc.                                              645           2,777,527
   Nintendo Co., Ltd.                                                     12,500           1,262,796
   NTT DoCoMo, Inc.                                                          873           1,930,024
   Sumitomo Corp.                                                        186,000           1,675,225
   Tokyo Gas Co., Ltd.                                                   446,000           1,689,085
   Toppan Printing Co., Ltd.                                             119,000           1,533,897
   Toyota Motor Corp.                                                     46,300           1,726,765
   UFJ Holdings, Inc.                                                        418           2,659,836
                                                                                     ---------------
                                                                                          32,474,685
                                                                                     ---------------
MEXICO -- 1.2%
   America Movil S.A.
    de CV -- Ser L -- ADR                                                 42,900           1,658,085
                                                                                     ---------------
NETHERLANDS -- 4.0%
   ASM International NV*                                                  42,331             929,608
   ASM Lithography Holding NV*                                            79,100           1,449,903
   ING Groep NV                                                           71,688           1,575,181
   Koninklijke Royal
    Philips Electronics NV                                                20,200             585,396
   Philips Electronics NV                                                 32,071             927,366
                                                                                     ---------------
                                                                                           5,467,454
                                                                                     ---------------
NORWAY -- 0.9%
   Telenor ASA                                                           183,013           1,268,804
                                                                                     ---------------
RUSSIAN FEDERATION -- 1.9%
   Gazprom -- Reg -- ADR                                                  20,500             774,900
   LUKOIL Oil Co. -- ADR                                                  14,800           1,848,461
                                                                                     ---------------
                                                                                           2,623,361
                                                                                     ---------------
SINGAPORE -- 1.5%
   DBS Group Holdings, Ltd.                                              148,000           1,271,409
   Keppel Corp., Ltd.                                                    175,000             762,118
                                                                                     ---------------
                                                                                           2,033,527
                                                                                     ---------------
SOUTH KOREA -- 4.2%
   Kookmin Bank*                                                          22,330             905,705
   LG Electronics, Inc.                                                   23,200           1,390,239
   NHN Corp.                                                               7,156             526,190
   Pohang Iron & Steel Co., Ltd.                                          12,750           1,801,649
   SK Telecom Co., Ltd.                                                    5,690           1,064,595
                                                                                     ---------------
                                                                                           5,688,378
                                                                                     ---------------
SPAIN -- 0.9%
   Banco Bilbao Vizcaya Argentaria
    S.A.                                                                  88,800           1,175,290
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

SWEDEN -- 1.6%
   Skandinaviska Enskilda Banken
    AB Cl. A                                                              92,500     $     1,355,370
   Telefonaktiebolaget LM
    Ericsson -- ADR*                                                      30,700             851,925
                                                                                     ---------------
                                                                                           2,207,295
                                                                                     ---------------
SWITZERLAND -- 8.5%
   Adecco SA-Reg                                                          25,865           1,429,175
   Compagnie Financiere Richemont
    AG Cl. A                                                              54,346           1,460,695
   Holcim Ltd.-Reg                                                        36,588           1,956,693
   Nestle SA-Reg                                                           4,089           1,042,544
   Novartis AG                                                            26,165           1,111,163
   Roche Holding
    AG -- Genusschein                                                     31,370           3,064,323
   UBS AG                                                                 20,901           1,552,500
                                                                                     ---------------
                                                                                          11,617,093
                                                                                     ---------------
THAILAND -- 0.6%
   Advanced Info Service PCL                                             413,100             877,930
                                                                                     ---------------
UNITED KINGDOM -- 22.9%
   Aegis Group PLC                                                       453,756             808,917
   Berkley Group                                                          82,886           1,602,533
   BHP Billiton, Ltd.                                                    157,623           1,436,850
   British Sky Broadcasting Group
    PLC                                                                  112,100           1,397,866
   Carnival PLC                                                           27,001           1,264,910
   Celltech Group PLC*                                                   207,935           1,778,924
   Diageo PLC                                                            144,751           1,886,157
   Electrocomponents PLC                                                 160,249           1,005,764
   George Wimpey PLC                                                     226,900           1,824,411
   HSBC Holdings PLC                                                     147,736           2,196,569
   Imperial Tobacco Group PLC                                             59,412           1,294,997
   InterContinental Hotels Group
    PLC                                                                  133,594           1,220,263
   Man Group PLC                                                          62,700           2,015,429
   MMO2 PLC*                                                             779,468           1,439,708
   Next PLC                                                               52,890           1,390,016
   Reckitt Benckiser PLC                                                  56,600           1,399,100
   Royal Bank of Scotland Group
    PLC                                                                   56,639           1,725,878
   Tesco PLC                                                             224,900           1,015,765
   United Business Media PLC                                             148,659           1,352,404
   Vodafone Group PLC                                                    869,046           2,056,364
   Xstrata PLC                                                            96,822           1,290,096
                                                                                     ---------------
                                                                                          31,402,921
                                                                                     ---------------
TOTAL COMMON STOCK
   (Cost: $108,711,427)                                                                  129,719,237
                                                                                     ---------------

EQUITY-LINKED SECURITIES -- 3.0%

TAIWAN -- 3.0%
   Credit Suisse FB
    United Microelectronics
    Corp. -- 01/26/07                                                  1,586,000     $     1,424,228
   Credit Suisse FB Yageo
    Corp. 9/15/04*                                                     1,184,000             642,912
   Merrill Lynch Advanced
    Semiconductor Engineering,
    Inc. 10/18/05                                                        909,000           1,065,348
   UBS AG Chinatrust
    Financial Holding
    Co., Ltd. -- 10/29/04                                                379,000             454,421
   UBS Formosa Plastics
    Corp. -- 05/24/04                                                    344,378             548,594
                                                                                     ---------------
                                                                                           4,135,503
                                                                                     ---------------
TOTAL EQUITY-LINKED SECURITIES
   (Cost: $3,736,666)                                                                      4,135,503
                                                                                     ---------------

                                                                    PRINCIPAL
                                                                      AMOUNT
----------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.1%

FRANCE -- 0.1%
   Axa S.A. 0% 12/21/04
    (Cost: $81,612)                                              $         4,943              96,888
                                                                                     ---------------

SHORT TERM INVESTMENTS -- 8.4%

MONEY MARKET FUNDS -- 5.6%
   Federated Prime Cash
    Obligated Fund**                                                   7,733,459           7,733,459
                                                                                     ---------------
TIME DEPOSIT -- 2.8%
   Brown Brothers Harriman & Co.
    0.490%, 04/01/04                                                   3,830,885           3,830,885
                                                                                     ---------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $11,564,344)                                                                    11,564,344
                                                                                     ---------------
TOTAL INVESTMENTS -- 106.2%
   (Cost: $124,094,049)                                                                  145,515,972
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (6.2%)                                                                       (8,522,730)
                                                                                     ---------------
NET ASSETS -- 100.0%                                                                 $   136,993,242
                                                                                     ===============

----------
*    Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
ADR -- American Depository Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 2004

INTERNATIONAL GROWTH FUND

                                                                     PERCENTAGE OF
INDUSTRY                                                               NET ASSETS
--------                                                             -------------
Advertising Services                                                       0.6%
Aerospace/Defense                                                          0.9
Audio/Video Products                                                       1.1
Auto/Truck Parts & Equipment -- Original                                   0.8
Auto -- Cars/Light Trucks                                                  1.3
Beverages -- Wine/Spirits                                                  1.4
Building & Construction -- Miscellaneous                                   1.0
Building Products -- Cement/Aggregate                                      1.4
Building Products -- Doors & Windows                                       1.2
Building -- Residential/Commercial                                         2.5
Cable TV                                                                   1.0
Cellular Telecommunications                                                6.6
Chemicals -- Plastics                                                      0.4
Commercial Banks Non-US                                                    5.4
Cosmetics & Toiletries                                                     2.1
Cruise Lines                                                               0.9
Diversified Manufacturing Operations                                       1.0
Diversified Minerals                                                       2.0
Diversified Operations                                                     0.6
Electric Products -- Miscellaneous                                         1.0
Electronic Components -- Miscellaneous                                     3.2
Electronic Parts Distribution                                              0.7
Enterprise Software/Services                                               1.0
Finance -- Leasing Company                                                 1.2
Finance -- Other Services                                                  1.5
Food -- Miscellaneous/Diversified                                          1.8
Food -- Retail                                                             1.5
Gas -- Distribution                                                        1.8
Hotels&Motels                                                              0.9
Human Resources                                                            1.0
Import/Export                                                              1.2
Medical -- Drugs                                                           5.1
Money Center Banks                                                         9.7%
Multi-line Insurance                                                       2.2
Office Automation & Equipment                                              0.5
Oil & Gas Drilling                                                         0.6
Oil Companies -- Integrated                                                3.2
Oil -- Field Services                                                      0.5
Photo Equipment & Supplies                                                 1.1
Printing -- Commercial                                                     1.1
Publishing -- Periodicals                                                  1.0
Real Estate Management/Services                                            1.6
Real Estate Operation/Development                                          0.8
Retail -- Apparel/Shoe                                                     1.0
Retail -- Jewelry                                                          1.1
Retail -- Miscellaneous/Diversified                                        1.5
Semiconductor Components --
   Integrated Circuits                                                     1.0
Semiconductor Equipment                                                    2.5
Soap & Cleaning Products                                                   1.0
Steel -- Producers                                                         1.9
Telecommunications Equipment                                               2.1
Telecommunications Services                                                1.7
Telephone -- Integrated                                                    1.4
Television                                                                 0.9
Therapeutics                                                               1.3
Tobacco                                                                    1.0
Toys                                                                       0.9
Transport -- Services                                                      0.9
Water                                                                      0.8
Web Portals/ISP                                                            0.4
Short Term Investments                                                     8.4
Liabilities in excess of other assets                                     (6.2)
                                                                         -----
NET ASSETS                                                               100.0%
                                                                         =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

     MANAGEMENT TEAM: CHRISTOPHER A. HERRERA, Portfolio Manager; ANDREW BEAL, Lead Portfolio Manager; LINDA Ba, Portfolio Manager; JASON CAMPBELL, Portfolio Manager; MELISA A. GRIGOLITE, CFA, Portfolio Manager; REBECCA K. HAGSTROM, CFA, Investment Analyst; FLORA KIM, Investment Analyst; KARL RICHTENBURG, Investment Analyst; ERIC SAGMEISTER, Investment Analyst; MICHAEL J. FREDERICKS, Product Specialist

     CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

     GOAL: The International Growth Opportunities Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the bottom 25% of publicly traded companies as measured by the market capitalization in each country.

     MARKET OVERVIEW: A combination of economic improvement and strong corporate earnings drove international stock prices higher between April 1, 2003 and March 31, 2004. Gains in the euro and yen versus the U.S. currency boosted investment returns translated back into dollar terms. In addition to currency movements, another key theme this period was sharply rising commodity prices.

     Investors were particularly enthusiastic about small-cap stocks, which substantially outperformed large caps in both non-U.S. and U.S. markets. In general, small companies are more economically sensitive than larger ones and tend to lead as the economic cycle turns. This period was no exception.

     Within the international small cap market, returns were notably strong in Asia. For example, robust exports in Hong Kong and favorable economic indicators in Japan helped drive equity markets higher in those countries. From a sector perspective, technology was the top performer amid signs the technology-spending freeze had started to thaw.

     PERFORMANCE: During the twelve months ended March 31, 2004, returns for the Fund's I-Shares rose 69.24%. The Citigroup World ex-U.S. EMI was up 76.30%.

     PORTFOLIO SPECIFICS: The Fund participated in this period's strong rally, with holdings in all sectors and nearly every country generating sharp gains. Compared to the benchmark, the Fund trailed. One reason for the underperformance was the fact that international small-cap value stocks outperformed growth stocks. This was unfavorable because the Fund invests primarily in growth stocks, while its style-neutral benchmark represents a blend of value and growth issues. Stock selection in Germany and the technology and healthcare sectors also hurt performance versus the index.

     On the plus side, holdings in the financial services sector helped relative results. The positive reflationary environment in Asia benefited Japan-based Bank of Yokohama and Leopalace21, a Japanese real estate company. Select European financials also did well, such as Ireland-based Anglo Irish Bank and U.K.-based Man Group, a publicly traded hedge fund.

     As of March 31, 2004, the Fund was underweight the United Kingdom, which we view as a more defensive market, as well as traditional non-cyclicals and utilities. We found better growth opportunities elsewhere, most notably in Japan and the technology sector where the Fund was overweight.

     MARKET OUTLOOK: We expect the positive global trends in economic activity and corporate profits to continue in the months ahead. As a result, we believe international small-cap stocks have the potential for additional price appreciation.

     We are especially optimistic in our outlook for the Fund. Many international small-cap firms are thinly covered by Wall Street analysts, creating an opportunity for diligent research to add value. We are confident the in-depth analysis we conduct will help us identify companies poised to outperform.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL GROWTH OPPORTUNITIES FUND CLASS I SHARES WITH THE CITIGROUP WORLD EX-US EMI.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/04

               1 YEAR                5 YEARS                10 YEARS
               69.24%                 12.84%                 14.57%

                         INTERNATIONAL GROWTH OPPORTUNITIES FUND   CITIGROUP WORLD
                                     CLASS I SHARES                  EX-US EMI
    6/7/90                            $    250,000                  $    250,000
   6/30/90                            $    253,508                  $    253,375
   7/31/90                            $    262,592                  $    266,316
   8/31/90                            $    231,248                  $    232,112
   9/30/90                            $    197,794                  $    197,161
  10/31/90                            $    227,469                  $    232,150
  11/30/90                            $    209,211                  $    209,952
  12/31/90                            $    206,310                  $    207,484
   1/31/91                            $    209,432                  $    204,940
   2/28/91                            $    232,917                  $    234,300
   3/31/91                            $    224,307                  $    225,361
   4/30/91                            $    226,378                  $    229,176
   5/31/91                            $    225,593                  $    224,707
   6/30/91                            $    212,832                  $    212,477
   7/31/91                            $    220,948                  $    217,806
   8/31/91                            $    214,702                  $    208,643
   9/30/91                            $    230,018                  $    225,305
  10/31/91                            $    231,797                  $    226,708
  11/30/91                            $    220,956                  $    212,776
  12/31/91                            $    230,619                  $    220,855
   1/31/92                            $    228,690                  $    217,526
   2/29/92                            $    222,706                  $    213,374
   3/31/92                            $    209,707                  $    198,620
   4/30/92                            $    211,266                  $    200,527
   5/31/92                            $    225,491                  $    216,535
   6/30/92                            $    218,712                  $    207,521
   7/31/92                            $    209,577                  $    194,374
   8/31/92                            $    215,075                  $    202,491
   9/30/92                            $    210,436                  $    196,432
  10/31/92                            $    199,500                  $    183,977
  11/30/92                            $    199,946                  $    184,706
  12/31/92                            $    202,112                  $    187,006
   1/31/93                            $    202,685                  $    188,708
   2/28/93                            $    206,968                  $    194,992
   3/31/93                            $    223,098                  $    214,983
   4/30/93                            $    245,660                  $    235,310
   5/31/93                            $    258,885                  $    247,896
   6/30/93                            $    252,215                  $    237,292
   7/31/93                            $    256,612                  $    245,128
   8/31/93                            $    272,864                  $    257,882
   9/30/93                            $    263,732                  $    252,664
  10/31/93                            $    260,312                  $    251,075
  11/30/93                            $    238,402                  $    229,401
  12/31/93                            $    254,717                  $    244,417
   1/31/94                            $    280,393                  $    269,570
   2/28/94                            $    279,781                  $    272,057
   3/31/94                            $    274,076                  $    267,700
   4/30/94                            $    283,857                  $    276,190
   5/31/94                            $    279,985                  $    272,020
   6/30/94                            $    284,876                  $    278,621
   7/31/94                            $    287,728                  $    281,650
   8/31/94                            $    294,453                  $    284,549
   9/30/94                            $    288,340                  $    275,834
  10/31/94                            $    294,453                  $    281,202
  11/30/94                            $    279,985                  $    263,978
  12/31/94                            $    276,653                  $    267,513
   1/31/95                            $    265,298                  $    258,948
   2/28/95                            $    259,724                  $    254,740
   3/31/95                            $    270,253                  $    265,549
   4/30/95                            $    281,195                  $    273,516
   5/31/95                            $    277,892                  $    268,279
   6/30/95                            $    274,382                  $    264,726
   7/31/95                            $    292,344                  $    280,435
   8/31/95                            $    289,247                  $    273,179
   9/30/95                            $    293,376                  $    275,273
  10/31/95                            $    282,641                  $    267,438
  11/30/95                            $    285,944                  $    269,925
  12/31/95                            $    293,257                  $    280,379
   1/31/96                            $    297,214                  $    285,297
   2/29/96                            $    300,963                  $    289,579
   3/31/96                            $    313,460                  $    296,312
   4/30/96                            $    327,206                  $    312,039
   5/31/96                            $    330,331                  $    309,346
   6/30/96                            $    333,246                  $    309,926
   7/31/96                            $    319,500                  $    298,238
   8/31/96                            $    322,624                  $    300,482
   9/30/96                            $    329,914                  $    301,978
  10/31/96                            $    330,955                  $    299,659
  11/30/96                            $    346,856                  $    304,054
  12/31/96                            $    346,835                  $    298,537
   1/31/97                            $    356,599                  $    290,589
   2/28/97                            $    361,268                  $    295,919
   3/31/97                            $    361,481                  $    292,628
   4/30/97                            $    359,358                  $    288,270
   5/31/97                            $    383,980                  $    306,466
   6/30/97                            $    409,452                  $    313,722
   7/31/97                            $    425,796                  $    307,607
   8/31/97                            $    408,178                  $    293,787
   9/30/97                            $    437,258                  $    297,639
  10/31/97                            $    406,268                  $    285,952
  11/30/97                            $    398,120                  $    274,544
  12/31/97                            $    395,704                  $    267,849
   1/31/98                            $    405,100                  $    280,379
   2/28/98                            $    446,979                  $    301,155
   3/31/98                            $    495,301                  $    315,330
   4/30/98                            $    521,878                  $    317,855
   5/31/98                            $    534,764                  $    325,204
   6/30/98                            $    536,107                  $    316,022
   7/31/98                            $    547,289                  $    315,274
   8/31/98                            $    460,817                  $    278,284
   9/30/98                            $    454,523                  $    269,869
  10/31/98                            $    472,584                  $    289,168
  11/30/98                            $    505,474                  $    298,687
  12/31/98                            $    539,504                  $    305,718
   1/31/99                            $    582,111                  $    304,521
   2/28/99                            $    571,044                  $    298,892
   3/31/99                            $    584,324                  $    309,589
   4/30/99                            $    619,184                  $    325,485
   5/31/99                            $    595,114                  $    316,770
   6/30/99                            $    660,961                  $    327,486
   7/31/99                            $    717,955                  $    340,109
   8/31/99                            $    764,712                  $    345,345
   9/30/99                            $    787,399                  $    344,223
  10/31/99                            $    841,073                  $    341,362
  11/30/99                            $  1,033,636                  $    353,349
  12/31/99                            $  1,230,678                  $    375,827
 1/31/2000                            $  1,269,363                  $    366,121
 2/29/2000                            $  1,604,446                  $    379,193
 3/31/2000                            $  1,424,659                  $    382,466
 4/30/2000                            $  1,278,826                  $    358,379
 5/31/2000                            $  1,196,725                  $    352,320
 6/30/2000                            $  1,290,515                  $    375,154
 7/31/2000                            $  1,254,056                  $    361,970
 8/31/2000                            $  1,315,006                  $    371,582
 9/30/2000                            $  1,233,183                  $    353,106
10/31/2000                            $  1,138,002                  $    333,956
11/30/2000                            $  1,028,242                  $    321,558
12/31/2000                            $  1,081,308                  $    334,180
 1/31/2001                            $  1,059,500                  $    337,210
 2/28/2001                            $    992,259                  $    324,565
 3/31/2001                            $    886,127                  $    298,502
 4/30/2001                            $    939,920                  $    319,188
 5/31/2001                            $    933,378                  $    317,656
 6/30/2001                            $    886,854                  $    305,839
 7/31/2001                            $    864,683                  $    297,826
 8/31/2001                            $    831,244                  $    297,618
 9/30/2001                            $    745,830                  $    259,076
10/31/2001                            $    773,453                  $    269,983
11/30/2001                            $    788,355                  $    279,757
12/31/2001                            $    799,259                  $    279,393
 1/31/2002                            $    777,815                  $    272,325
 2/28/2002                            $    783,630                  $    277,662
 3/31/2002                            $    825,792                  $    295,738
 4/30/2002                            $    829,790                  $    301,948
 5/31/2002                            $    846,146                  $    312,819
 6/30/2002                            $    806,528                  $    301,932
 7/31/2002                            $    738,560                  $    275,936
 8/31/2002                            $    730,564                  $    273,646
 9/30/2002                            $    663,323                  $    248,251
10/31/2002                            $    665,504                  $    252,819
11/30/2002                            $    685,131                  $    262,199
12/31/2002                            $    676,044                  $    257,899
 1/31/2003                            $    651,692                  $    251,400
 2/28/2003                            $    641,152                  $    247,051
 3/31/2003                            $    632,065                  $    245,815
 4/30/2003                            $    684,404                  $    269,856
 5/31/2003                            $    744,376                  $    292,470
 6/30/2003                            $    759,641                  $    302,385
 7/31/2003                            $    784,720                  $    312,666
 8/31/2003                            $    829,427                  $    326,798
 9/30/2003                            $    843,965                  $    342,256
10/31/2003                            $    934,468                  $    366,522
11/30/2003                            $    947,189                  $    371,873
12/31/2003                            $  1,002,436                  $    394,297
 1/31/2004                            $  1,037,329                  $    409,162
 2/29/2004                            $  1,059,500                  $    421,887
 3/31/2004                            $  1,069,677                  $    432,856

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Citigroup World ex-US EMI Index for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for Class I shares only. The Fund's Class II-V shares have less than a year's performance. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Fund's performance includes historical performance of comparable managed institutional separate accounts managed by the Investment Adviser prior to the Nicholas-Applegate Mutual Fund's inception. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results. The Citigroup (formerly Salomon Smith Barney) World ex-US Extended Market Index (EMI) is a world market capitalization weighted index measuring capital appreciation excluding the U.S. Major corporate events such as extraordinary dividends, spin-offs, scrip issues in other securities, and shares repurchased via tender offers are accounted for in the calculation. Company eligibility is determined based upon market capitalization and investability criteria, representing capitalizations equal to or greater than US $100 Million. The index is unmanaged and does not include dividends; however, total rates of return, including all payments to shareholders, are calculated and published each month-end. The EMI defines the small-capitalization stock universe or bottom 20% of the available capital and includes approximately 75% of the Broad Market Index issues.

The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

INTERNATIONAL GROWTH OPPORTUNITIES FUND

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 96.2%

AUSTRALIA -- 0.8%
   Bluescope Steel, Ltd.                                                 186,764     $       898,285
                                                                                     ---------------
AUSTRIA -- 2.0%
   Erste Bank Der Oester Spark AG                                          7,900           1,182,472
   Wienberger AG                                                          31,954           1,060,243
                                                                                     ---------------
                                                                                           2,242,715
                                                                                     ---------------
BELGIUM -- 1.3%
   Colruyt S.A.                                                            5,600             622,118
   UCB S.A.                                                               23,000             883,837
                                                                                     ---------------
                                                                                           1,505,955
                                                                                     ---------------
CANADA -- 8.2%
   Agf Management, Ltd. Cl. B                                             53,000             760,167
   Ci Fund Management, Inc.                                               40,600             466,471
   Cognos, Inc.*                                                          32,800           1,018,768
   Cott Corp.*                                                            28,100             825,859
   Finning International, Inc.                                            16,600             375,134
   IPSO, Inc.                                                             50,500             954,860
   Kingsway Financial Services,
    Inc.*                                                                  1,200              13,787
   Kingsway Financial Services,
    Inc.*                                                                 38,400             442,368
   Precision Drilling Corp.*                                              19,100             889,678
   Rona, Inc.*                                                            44,600             992,280
   SunOpta, Inc.*                                                         91,100             900,979
   Teck Cominco, Ltd. Cl. B                                               51,980             967,815
   WestJet Airlines, Ltd.*                                                36,100             721,039
                                                                                     ---------------
                                                                                           9,329,205
                                                                                     ---------------
CAYMAN ISLAND -- 0.5%
   Kingboard Chemical Holdings
    Ltd.                                                                 296,000             569,881
                                                                                     ---------------
CHINA -- 1.0%
   Sinopec Shanghai
    Petrochem Cl. H                                                    2,600,000           1,159,657
                                                                                     ---------------
DENMARK -- 1.2%
   H. Lundbeck A/S                                                        44,600             857,657
   Jyske Bank -- Reg*                                                      9,700             515,561
                                                                                     ---------------
                                                                                           1,373,218
                                                                                     ---------------
FINLAND -- 1.9%
   Nokian Renkaat OYJ*                                                    11,550             929,126
   Tietoenator OYJ                                                        40,600           1,236,856
                                                                                     ---------------
                                                                                           2,165,982
                                                                                     ---------------
FRANCE -- 5.0%
   Dassault Systems S.A.                                                  21,100             876,427
   Essilor International                                                  12,800             778,474
   Gemplus International S.A.*                                           440,200             984,550
   Ipsos                                                                   4,300             430,404
   JC Decaux S.A.*                                                        52,500           1,173,569
   Neopost S.A.                                                           15,500     $       834,681
   Vinci S.A.                                                              6,500             623,851
                                                                                     ---------------
                                                                                           5,701,956
                                                                                     ---------------
GERMANY -- 4.6%
   Continental AG                                                         13,900             546,956
   Gfk AG                                                                 17,900             603,826
   GPC Biotech AG*                                                        27,900             454,636
   Hochtief AG                                                            32,200             904,979
   Hypo Real Estate Holding AG*                                           45,800           1,284,955
   Mg Technologies AG                                                     68,700             960,761
   Singulus Technologies AG*                                              24,949             525,816
                                                                                     ---------------
                                                                                           5,281,929
                                                                                     ---------------
GREECE -- 1.2%
   Coca-Cola Hellenic Bottling
    Co. S.A.                                                              19,500             497,004
   Cosmote Mobile Communications
    S.A.-Reg                                                              57,600             898,965
                                                                                     ---------------
                                                                                           1,395,969
                                                                                     ---------------
HONG KONG -- 4.3%
   First Pacific Co., Ltd.*                                            3,322,000             827,185
   Hopewell Holdings, Ltd.                                               421,000             826,751
   Hysan Development Co.                                                 304,000             526,755
   Kerry Properties, Ltd.                                                438,000             711,158
   New World Development Co.,
    Ltd.                                                                 719,600             660,387
   Television Broadcasting, Ltd.                                         171,000             803,301
   Wing Hang Bank, Ltd.                                                   98,000             621,376
                                                                                     ---------------
                                                                                           4,976,913
                                                                                     ---------------
IRELAND -- 2.1%
   Anglo Irish Bank Corp. PLC                                            117,200           1,872,352
   Grafton Group PLC*                                                     70,000             494,632
                                                                                     ---------------
                                                                                           2,366,984
                                                                                     ---------------
ISRAEL -- 0.5%
   Taro Pharmaceuticals Industries,
    Ltd.*                                                                  9,300             539,307
                                                                                     ---------------
ITALY -- 5.1%
   Banca Nazionale del Lavoro*                                           377,900             856,820
   Banco Popolare Di Verona
    e Novara Scrl                                                         42,000             683,367
   Bulgari SpA                                                            99,300             906,681
   Buzzi Unicem SpA                                                       82,000             957,313
   Fondiaria -- Sai SpA                                                   54,800           1,289,632
   Saipem SpA                                                            116,400           1,158,656
                                                                                     ---------------
                                                                                           5,852,469
                                                                                     ---------------
JAPAN -- 23.8%
   Aoyama Trading Co., Ltd.                                               29,700             732,258
   Bank of Fukuoka, Ltd.                                                 257,000           1,284,568
   Bank of Yokohama, Ltd.                                                310,000           1,823,617
   C&S Co., Ltd.                                                          39,600             923,055

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

JAPAN (CONTINUED)
   Familymart                                                             42,800     $     1,316,480
   Funai Electric Co., Ltd.                                                6,200             899,889
   Hitachi Software Engineering
    Co., Ltd.                                                             29,700             819,330
   Hogy Medical Co., Ltd.                                                 16,400             747,210
   Hokuto Corp.                                                            6,400             100,766
   JSR Corp.                                                              36,400             780,237
   Kamigumi Co.                                                           63,000             504,436
   Keihin Elec Express Railway                                            58,800             398,462
   Kinden Corp.                                                          104,000             596,799
   Kobe Steel, Ltd.                                                      922,000           1,409,122
   Komeri Co., Ltd.                                                       16,676             468,855
   Leopalace 21 Corp.                                                     90,000           1,405,777
   Marubeni Corp.                                                        581,000           1,580,458
   Marui Co., Ltd.                                                        64,600           1,016,487
   Mitsui Mining & Smelting Co.                                          246,000           1,073,523
   Nippon Electric Glass Co.                                              43,000           1,004,374
   Pioneer Corp.                                                          29,600             876,320
   Sega Corp.*                                                            82,000             893,815
   Sumitomo Corp.                                                         70,000             630,461
   Sumitomo Trust & Banking Co.                                          159,000           1,059,134
   Taiyo Yuden Co., Ltd.                                                  63,000           1,052,473
   Toho Gas Co., Ltd.                                                     87,000             317,778
   Tokyo Broadcasting System,
    Inc.                                                                  51,000           1,024,559
   Umc Japan*                                                                422             395,492
   Uni-Charm Corp.                                                        32,200           1,541,366
   Victor Company of Japan, Ltd.                                          52,000             525,823
                                                                                     ---------------
                                                                                          27,202,924
                                                                                     ---------------
LUXEMBOURG -- 1.3%
   SBS Broadcasting S.A.*                                                 24,500             877,835
   Tenaris S.A. -- ADR                                                    17,826             584,515
                                                                                     ---------------
                                                                                           1,462,350
                                                                                     ---------------
NETHERLANDS -- 2.3%
   ASM International NV*                                                  35,400             777,400
   Oce NV                                                                 49,400             842,015
   Vedior NV                                                              72,437           1,052,191
                                                                                     ---------------
                                                                                           2,671,606
                                                                                     ---------------
NORWAY -- 2.7%
   Frontline, Ltd.                                                        43,000           1,221,262
   Golar LNG, Ltd.*                                                       69,100           1,049,204
   Smedvig ASA                                                            83,200             769,490
                                                                                     ---------------
                                                                                           3,039,956
                                                                                     ---------------
RUSSIAN FEDERATION -- 0.7%
   AO VimpelCom -- ADR*                                                    7,700             800,723
                                                                                     ---------------
SINGAPORE -- 0.5%
   Singapore Exchange, Ltd.                                              600,000             594,183
                                                                                     ---------------
SOUTH KOREA -- 1.9%
   Daegu Bank                                                            143,100     $       855,018
   Samsung SDI Co., Ltd.                                                   4,700             688,735
   You Eal Electronics Co., Ltd.                                          19,800             608,792
                                                                                     ---------------
                                                                                           2,152,545
                                                                                     ---------------
SPAIN -- 1.2%
   Red Electrica De Espana S.A.                                           77,900           1,316,306
                                                                                     ---------------
SWEDEN -- 2.8%
   Alfa Laval AB                                                          47,900             631,993
   Autoliv, Inc.                                                          27,300           1,111,360
   Oriflame Cosmetics SA*                                                 10,850             305,733
   Skandia Forsakrings AB                                                293,600           1,160,182
                                                                                     ---------------
                                                                                           3,209,268
                                                                                     ---------------
SWITZERLAND -- 3.6%
   Actelion, Ltd.*                                                         7,900             854,324
   Micronas Semiconductor-Reg*                                            25,400           1,200,979
   Saurer AG-Reg*                                                         16,440             724,120
   SGS Societe Generale de
    Surveillance Holding S.A.                                                900             499,428
   Swiss Life Holding*                                                     5,750             887,339
                                                                                     ---------------
                                                                                           4,166,190
                                                                                     ---------------
TAIWAN -- 0.1%
   Siliconware Precision -- ADR*                                          27,800             142,614
                                                                                     ---------------
UNITED KINGDOM -- 15.6%
   Acambis PLC*                                                          161,000           1,037,108
   Aggregate Industries PLC                                              625,000             976,358
   Antofagasta PLC                                                        20,000             380,435
   Barrat Developments PLC                                                70,900             810,488
   Burberry Group PLC                                                    101,000             662,210
   Capital Radio PLC                                                      59,357             530,174
   Celltech Group PLC*                                                   113,100             967,592
   Close Brothers Group PLC                                               79,500           1,168,873
   Daily Mail & General Trust Cl. A                                       53,000             640,932
   De Vere Group PLC                                                     109,100             892,267
   EMI Group PLC                                                         206,500           1,053,157
   Exel PLC                                                               81,400           1,053,191
   Man Group PLC                                                          43,800           1,407,907
   Premier Farnell PLC                                                   178,000             798,215
   Punch Taverns PLC                                                     144,500           1,455,320
   Rexam PLC                                                              64,782             524,458
   Smg PLC                                                               363,300             787,875
   Taylor Woodrow                                                        255,500           1,392,277
   Telewest Communications
    PLC*                                                              15,455,037             431,741
   Xstrata PLC                                                            69,000             919,384
                                                                                     ---------------
                                                                                          17,889,962
                                                                                     ---------------
TOTAL COMMON STOCK
   (Cost: $83,866,120)                                                                   110,009,052
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.9%

GERMANY -- 0.9%
   ProSiebenSat.1 Media AG
    (Cost: $458,953)                                                      50,000     $       989,265
                                                                                     ---------------

                                                                    PRINCIPAL
                                                                      AMOUNT
----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 13.3%

MONEY MARKET FUNDS -- 10.6%
   Federated Prime Cash
    Obligated Fund**                                             $    12,145,374          12,145,374
                                                                                     ---------------

                                                                    PRINCIPAL
                                                                      AMOUNT             VALUE
----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (Continued)

TIME DEPOSIT-- 2.7%
   Bank of America London
    0.490%, 04/01/04                                             $     2,595,074     $     2,595,074
   Brown Brothers Harriman & Co.
    0.490%, 04/01/04                                                     536,743             536,743
                                                                                     ---------------
                                                                                           3,131,817
                                                                                     ---------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $15,277,191)                                                                    15,277,191
                                                                                     ---------------
TOTAL INVESTMENTS -- 110.4%
   (Cost: $99,602,264)                                                                   126,275,508
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (10.4%)                                                                     (11,865,818)
                                                                                     ---------------
NET ASSETS -- 100.0%                                                                 $   114,409,690
                                                                                     ===============

----------
*    Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
ADR -- American Depository Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 2004

INTERNATIONAL GROWTH OPPORTUNITIES FUND

                                                                      PERCENTAGE OF
INDUSTRY                                                                NET ASSETS
--------                                                              -------------
Advertising Services                                                       1.4%
Agricultural Operations                                                    0.1
Airlines                                                                   0.6
Apparel Manufacturers                                                      0.6
Audio/Video Products                                                       1.2
Auto/Truck Parts & Equipment -- Original                                   1.0
Beverages -- non-Alcoholic                                                 1.2
Building & Construction Products --
   Miscellaneous                                                           0.9
Building & Construction -- Miscellaneous                                   2.6
Building Products -- Cement/Aggregate                                      0.8
Building -- Heavy Construction                                             0.6
Building -- Residential/Commercial                                         0.7
Capacitors                                                                 0.9
Cellular Telecommunications                                                1.5
Chemicals -- Other                                                         0.5
Commercial Banks Non-US                                                    6.8
Commercial Services                                                        0.4
Computer Aided Design                                                      0.8
Computer Data Security                                                     0.9
Computer Services                                                          1.1
Consulting Services                                                        0.5
Containers -- Metal/Glass                                                  0.5
Cooperative Banks                                                          0.6
Cosmetics & Toiletries                                                     1.6
Decision Support Software                                                  0.9
Diversified Minerals                                                       2.0
Diversified Operations                                                     1.6
Electric Products -- Miscellaneous                                         0.8
Electric -- Transmission                                                   1.1
Electronic Components -- Miscellaneous                                     1.5
Electronic Components --
   Semiconductors                                                          1.4
Electronic Parts Distribution                                              0.7
Engineering/R & D Services                                                 0.5
Enterprise Software/Services                                               0.7
Filtration/Separate Products                                               0.6
Finance -- Investment Bankers/Brokers                                      1.0
Finance -- Other Services                                                  1.7
Food -- Miscellaneous/Diversified                                          0.8
Food -- Retail                                                             0.5
Gas -- Distribution                                                        0.3%
Hotels & Motels                                                            0.8
Human Resources                                                            0.9
Import/Export                                                              1.9
Investment Management/Advisor
   Services                                                                1.1
Life/Health Insurance                                                      0.8
Machinery Tools & Related Products                                         0.3
Machinery -- General Industry                                              1.1
Medical Products                                                           0.6
Medical -- Biomedical/Genetics                                             0.4
Medical -- Drugs                                                           3.2
Medical -- Generic Drugs                                                   0.5
Metal -- Diversified                                                       0.9
Money Center Banks                                                         2.0
Mortgage Banks                                                             1.1
Multi-line Insurance                                                       2.1
Multimedia                                                                 0.9
Music                                                                      0.9
Office Automation & Equipment                                              1.5
Oil & Gas Drilling                                                         0.8
Oil -- Field Services                                                      2.2
Optical Supplies                                                           0.7
Petrochemicals                                                             1.0
Property/Casualty Insurance                                                0.4
Publishing -- Newspapers                                                   0.6
Quarrying                                                                  0.8
Radio                                                                      0.5
Real Estate Operation/Development                                          3.0
Retail -- Apparel/Shoe                                                     0.6
Retail -- Building Products                                                1.7
Retail -- Convenience Store                                                2.0
Retail -- Jewelry                                                          0.8
Retail -- Major Department Stores                                          0.9
Retail -- Pubs                                                             1.3
Rubber & Vinyl                                                             0.7
Rubber -- Tires                                                            1.3
Semiconductor Equipment                                                    0.8
Steel -- Producers                                                         2.8
Telephone -- Integrated                                                    0.4
Television                                                                 3.0

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                      PERCENTAGE OF
INDUSTRY                                                                NET ASSETS
--------                                                              -------------
Therapeutics                                                               0.9%
Toys                                                                       0.8
Transport -- Marine                                                        2.0
Transport -- Rail                                                          0.4
Transport -- Services                                                      0.9
Warehousing & Harbor Transportation
   Services                                                                0.4
Wireless Equipment                                                         0.5
Short Term Investments                                                    13.3
Liabilities in excess of other assets                                    (10.4)
                                                                         -----
NET ASSETS                                                               100.0%
                                                                         =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL SYSTEMATIC FUND (FORMERLY INTERNATIONAL STRUCTURED FUND)

     MANAGEMENT TEAM: DAVID VAUGHN, CFA, Portfolio Manager; ANTONIO RAMOS, Investment Analyst; MARK P. ROEMER, Product Specialist

     CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

     GOAL: The International Systematic Fund seeks to maximize long-term capital appreciation through investments primarily in companies located in the developed countries represented in the MSCI EAFE Index. The Investment Adviser identifies investment opportunities using a quantitative model that integrates stock, sector, country and currency selection decisions.

     MARKET OVERVIEW: International stock markets delivered impressive performance during the twelve months ended March 31, 2004. Adding to gains for U.S.-based investors was the strong appreciation of the euro and yen versus the U.S. dollar.

     The fiscal year started on a positive note, with the end of major military conflict in Iraq and the diminished threat of SARS in Asia. As the period progressed, equities continued to climb higher due to attractive valuations, rising corporate profits and improvement in economies worldwide.

     Stock market strength was widespread, with equities in most every developed non-U.S. country posting sharp gains. On a relative basis, European stocks lagged, as economic fundamentals were subdued throughout the region. After lowering short-term interest rates in June, the European Central Bank (ECB) disappointed investors by the lack of subsequent rate cuts.

     In contrast, the macro environment in Japan was quite favorable. Non-performing bank loans fell significantly, and the Japanese Consumer Price Index was positive for the first time since 1998. These and other encouraging developments helped make Japan one of the best-performing countries in the MSCI EAFE Index.

     PERFORMANCE: The Fund gained 66.48% from April 1, 2003 through March 31, 2004, outperforming the MSCI EAFE Index, which rose 58.15%.

     PORTFOLIO SPECIFICS: During the period, holdings in the United Kingdom, Japan and France made the biggest contribution to return and had the most favorable impact on relative results. From a sector perspective, positions in the heavily weighted consumer durables and financial services groups added the most to return, while stock selection among consumer-oriented industries drove outperformance versus the index. The Fund's results were overwhelmingly positive; however, issue selection in Greece and the healthcare sector detracted from relative returns.

     In terms of specific stocks, top contributors included Aviva, a U.K. insurance company; Toyota Industries, a Japanese maker of auto parts; and Renault, the French auto manufacturer. Kawasaki Kisen, a Japan-based shipping enterprise, was another strong performer. The company benefited from an increase in bulk freight rates fueled by Asian imports of raw materials and tight vessel capacity in the industry.

     MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the MSCI EAFE Index in both up and down markets. Through consistent application of this approach, we believe we will continue to identify companies with excellent growth potential for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL SYSTEMATIC FUND CLASS I SHARES WITH THE MSCI EAFE INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/04

                                                           SINCE
                 1 YEAR                                  INCEPTION
                 66.48%                                    6.93%

[CHART]

             INTERNATIONAL SYSTEMATIC FUND          MSCI EAFE
                    CLASS I SHARES                   INDEX
5/8/2001             $   250,000                  $    250,000
5/31/2001            $   245,800                  $    238,625
6/30/2001            $   238,200                  $    228,865
7/31/2001            $   231,600                  $    224,700
8/31/2001            $   229,600                  $    219,015
9/30/2001            $   207,000                  $    196,829
10/31/2001           $   215,200                  $    201,868
11/30/2001           $   224,400                  $    209,317
12/31/2001           $   224,424                  $    210,551
1/31/2002            $   215,165                  $    199,371
2/28/2002            $   215,970                  $    200,767
3/31/2002            $   227,443                  $    211,628
4/30/2002            $   230,865                  $    213,025
5/31/2002            $   237,306                  $    215,730
6/30/2002            $   228,852                  $    207,144
7/31/2002            $   207,919                  $    186,699
8/31/2002            $   207,315                  $    186,270
9/30/2002            $   185,376                  $    166,264
10/31/2002           $   194,031                  $    175,193
11/30/2002           $   206,137                  $    183,147
12/31/2002           $   198,014                  $    176,993
1/31/2003            $   191,312                  $    169,612
2/28/2003            $   186,844                  $    165,728
3/31/2003            $   182,376                  $    162,596
4/30/2003            $   202,888                  $    178,725
5/31/2003            $   218,526                  $    189,717
6/30/2003            $   222,791                  $    194,403
7/31/2003            $   228,274                  $    199,146
8/31/2003            $   230,915                  $    203,986
9/30/2003            $   237,820                  $    210,309
10/31/2003           $   251,021                  $    223,433
11/30/2003           $   258,530                  $    228,437
12/31/2003           $   282,430                  $    246,301
1/31/2004            $   288,457                  $    249,799
2/29/2004            $   295,107                  $    255,619
3/31/2004            $   303,628                  $    257,153

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE") over the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for Class I shares only. Class II-IV shares are new and have no prior performance. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI EAFE Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

INTERNATIONAL SYSTEMATIC FUND

                                                                      NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 98.8%

AUSTRALIA -- 1.3%
   Broken Hill Proprietary, Ltd.                                           2,400     $        22,464
   St George Bank, Ltd.                                                    1,600              25,823
   Westfield Trust                                                        30,300              84,665
                                                                                     ---------------
                                                                                             132,952
                                                                                     ---------------
BELGIUM -- 0.4%
   Fortis NV                                                               1,800              38,290
                                                                                     ---------------
DENMARK -- 0.1%
   Danske Bank A/S                                                           700              15,830
                                                                                     ---------------
FINLAND -- 3.3%
   Nokia OYJ                                                              15,144             310,422
   Rautaruukki OYJ                                                         3,500              28,130
                                                                                     ---------------
                                                                                             338,552
                                                                                     ---------------
FRANCE -- 10.1%
   Bouygues S.A.                                                           1,200              41,291
   Compagnie De Saint-Gobain                                                 400              20,208
   Compagnie Generale des
    Establissements Michelin Cl. B                                         3,600             163,070
   France Telecom S.A.*                                                    2,400              61,406
   Renault S.A.                                                            3,237             224,157
   Societe Generale Cl. A                                                    611              52,185
   TotalFinaElf S.A.                                                       1,451             266,400
   Vinci S.A.                                                              2,200             211,150
                                                                                     ---------------
                                                                                           1,039,867
                                                                                     ---------------
GERMANY -- 6.6%
   Deutsche Bank AG                                                        2,000             166,270
   Deutsche Telekom AG*                                                    4,500              80,849
   E.On AG                                                                 1,970             129,762
   Hannover Rueckversicherungs AG                                          5,000             167,253
   Infineon Technologies AG*                                               3,000              43,872
   Metro AG                                                                2,100              89,911
                                                                                     ---------------
                                                                                             677,917
                                                                                     ---------------
HONG KONG -- 5.1%
   Cathay Pacific Airways, Ltd.                                           20,000              40,816
   CLP Holdings, Ltd.                                                     17,548              96,399
   First Pacific Co., Ltd.*                                              274,000              68,227
   Hang Lung Properties, Ltd.                                            142,000             200,485
   Sino Land Company, Ltd.                                                75,000              46,929
   Varitronix International, Ltd.                                         41,000              43,678
   Wheelock and Co., Ltd.                                                 25,000              31,286
                                                                                     ---------------
                                                                                             527,820
                                                                                     ---------------
ITALY -- 2.8%
   Enel SpA                                                               20,793             168,136
   ENI SpA                                                                 4,243              85,305
   UniCredito Italiano SpA                                                 6,700              31,946
                                                                                     ---------------
                                                                                             285,387
                                                                                     ---------------
JAPAN -- 26.8%
   Bosch Automotive Systems Corp.                                         15,000     $        54,789
   Canon, Inc.                                                             1,000              51,809
   Chubu Electric Power Co., Inc.                                          1,554              34,281
   Daio Paper Corp.                                                       23,000             213,563
   Daiwa House Industry Co., Ltd.                                          6,706              85,602
   Denso Corp.                                                             1,951              44,445
   Hitachi, Ltd.                                                          17,400             134,972
   Honda Motor Co., Ltd.                                                   3,200             147,643
   Isuzu Motors, Ltd.*                                                    13,000              27,116
   JFE Holdings, Inc.                                                      1,000              27,347
   Kawasaki Kisen Kaisha, Ltd.                                            37,000             192,051
   Kddi Corporation                                                           14              78,993
   Keyence Corp.                                                             100              24,376
   Mitsubishi Corporation                                                  3,000              35,469
   Mitsui O.S.K Lines, Ltd.                                               23,000             118,499
   Nippon Telegraph &
    Telephone Corp.                                                           44             249,531
   Nissan Motor Co., Ltd.                                                  4,900              54,871
   Omron Corp.                                                             8,500             213,654
   Ricoh Company, Ltd.                                                     5,000             102,850
   Sapporo Hokuyo Holdings, Inc.                                               6              33,969
   Sega Corp.*                                                             2,000              21,800
   Seino Transportation                                                    5,000              51,377
   Takeda Chemical Industries, Ltd.                                          432              19,267
   TDK Corp.                                                               2,000             152,833
   Tokyo Gas Co., Ltd.                                                    46,000             174,211
   Toyota Motor Corp.                                                      4,325             161,301
   UFJ Holdings, Inc.                                                          4              25,453
   West Japan Railway Co.                                                     19              76,157
   Yamaha Motor Co., Ltd.                                                  7,000              96,285
   Yamanouchi Pharmaceutical Co.,
    Ltd.                                                                     771              26,531
   Yaskawa Electric Corp.*                                                 4,000              33,220
                                                                                     ---------------
                                                                                           2,764,265
                                                                                     ---------------
LUXEMBOURG -- 0.3%
   Arcelor S.A.                                                            2,000              36,277
                                                                                     ---------------
NETHERLANDS -- 1.7%
   ABN AMRO Holding NV                                                     1,033              23,041
   ASML Holding NV*                                                        3,900              71,459
   ING Groep NV                                                            3,600              79,102
                                                                                     ---------------
                                                                                             173,602
                                                                                     ---------------
NORWAY -- 1.2%
   Frontline, Ltd.                                                         1,300              36,922
   Norsk Hydro ASA                                                         1,320              83,055
   Yara International ASA*                                                   220               1,596
                                                                                     ---------------
                                                                                             121,573
                                                                                     ---------------
SINGAPORE -- 3.3%
   Cycle & Carriage, Ltd.                                                 40,000             153,915
   GP Batteries International, Ltd.                                       56,000             128,954
   Neptune Orient Lines, Ltd.*                                            42,100              55,003
                                                                                     ---------------
                                                                                             337,872
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                      NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

SPAIN -- 4.3%
   Banco Bilbao Vizcaya Argentaria
    S.A.                                                                   1,820     $        24,088
   Banco Santander Central Hispano
    S.A.                                                                  17,451             189,793
   Repsol YPF S. A.                                                        7,500             155,394
   Telefonica S.A.*                                                        4,600              69,588
                                                                                     ---------------
                                                                                             438,863
                                                                                     ---------------
SWEDEN -- 7.9%
   Foreningssparbanken AB                                                  9,800             181,931
   Nordea AB                                                              28,000             191,214
   Saab AB Cl. B                                                          12,500             164,096
   Skandinaviska Enskilda Banken
    AB Cl. A                                                               4,800              70,333
   Svenska Handelsbanken
    AB Cl. A                                                               2,600              49,129
   TelefonaktiebolAGet LM Ericsson
    AB Cl. B*                                                             57,200             158,524
                                                                                     ---------------
                                                                                             815,227
                                                                                     ---------------
SWITZERLAND -- 4.7%
   Credit Suisse Group                                                     2,200              76,236
   Forbo Holding AG-Reg*                                                     500             134,586
   Novartis AG                                                               400              16,987
   UBS AG                                                                  2,143             159,179
   Zurich Financial Services AG*                                             600              94,605
                                                                                     ---------------
                                                                                             481,593
                                                                                     ---------------
UNITED KINGDOM -- 18.9%
   Abbey National PLC                                                      1,600              13,380
   Alliance & Leicester PLC                                                3,071              49,329
   AstraZeneca PLC                                                           519              24,065
   Aviva PLC                                                              10,440             101,308
   Barclays PLC                                                           21,205             186,771
   Barrat Developments PLC                                                 6,000              68,589
   Berkley Group                                                           4,100              79,270
   BP Amoco PLC                                                            4,601              38,559
   Galen Holdings PLC                                                        800              12,137
   George Wimpey PLC                                                       7,965              64,043
   GlaxoSmithKline PLC                                                     7,426             145,759
   HBOS PLC                                                               11,288             153,103
   HSBC Holdings PLC                                                       1,900              28,250
   J. Sainsbury PLC                                                       11,448              54,861
   Legal & General Group PLC                                             123,100             214,362
   Lloyds TSB Group PLC                                                   11,966              90,936
   Mothercare PLC*                                                        14,300              90,145
   Next PLC                                                                8,400     $       220,763
   Northern Rock PLC                                                       1,200              17,125
   Pace Micro Technology*                                                 15,000              20,262
   Persimmon                                                               5,700              72,387
   Scottish & Southern Energy PLC                                          3,252              41,090
   Vodafone Group PLC                                                     69,841             165,260
                                                                                     ---------------
                                                                                           1,951,754
                                                                                     ---------------
TOTAL COMMON STOCK
   (Cost: $8,828,451)                                                                     10,177,641
                                                                                     ---------------

                                                                   PRINCIPAL
                                                                    AMOUNT
----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 8.9%

MONEY MARKET FUNDS -- 8.5%
   Federated Prime Cash
    Obligated Fund**                                             $       878,735             878,735
                                                                                     ---------------
TIME DEPOSIT -- 0.4%
   Brown Brothers Harriman & Co.
    0.490%, 04/01/04                                                      37,688              37,688
                                                                                     ---------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $916,423)                                                                          916,423
                                                                                     ---------------
TOTAL INVESTMENTS -- 107.7%
   (Cost: $9,744,874)                                                                     11,094,064
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (7.7%)                                                                         (789,003)
                                                                                     ---------------
NET ASSETS -- 100.0%                                                                 $    10,305,061
                                                                                     ===============

----------
*    Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 2004

INTERNATIONAL SYSTEMATIC FUND

                                                                  PERCENTAGE OF
INDUSTRY                                                            NET ASSETS
--------                                                          -------------
Aerospace/Defense                                                      1.6%
Agricultural Chemicals                                                 0.0
Airlines                                                               0.4
Audio/Video Products                                                   0.2
Auto/Truck Parts & Equipment -- Original                               1.0
Auto -- Cars/Light Trucks                                              6.0
Batteries/Battery Systems                                              1.3
Building & Construction Products --
   Miscellaneous                                                       1.5
Building & Construction -- Miscellaneous                               0.4
Building -- Heavy Construction                                         2.1
Building -- Residential/Commercial                                     3.6
Cellular Telecommunications                                            1.6
Commercial Banks Non-US                                                6.4
Computers -- Memory Devices                                            1.5
Diversified Manufacturing Operations                                   0.8
Diversified Minerals                                                   0.2
Diversified Operations                                                 1.0
Electric Products -- Miscellaneous                                     1.3
Electric -- Integrated                                                 4.6
Electronic Components --
   Miscellaneous                                                       2.8
Electronic Components --
   Semiconductors                                                      0.4
Electronic Measure Instruments                                         0.2
Food -- Retail                                                         1.4
Gas -- Distribution                                                    1.7
Import/Export                                                          0.3%
Life/Health Insurance                                                  2.1
Medical -- Drugs                                                       2.4
Money Center Banks                                                    11.2
Mortgage Banks                                                         0.8
Multi-line Insurance                                                   2.7
Office Automation & Equipment                                          1.5
Oil Companies -- Integrated                                            5.3
Paper & Related Products                                               2.1
Property Trust                                                         0.8
Real Estate Operation/Development                                      2.4
Recreational Vehicles                                                  0.9
Reinsurance                                                            1.6
Retail -- Apparel/Shoe                                                 3.0
Retail -- Automobile                                                   1.5
Rubber -- Tires                                                        1.6
Semiconductor Equipment                                                0.7
Steel -- Producers                                                     0.9
Telecommunications Equipment                                           4.5
Telephone -- Integrated                                                5.2
Toys                                                                   0.2
Transport -- Marine                                                    3.9
Transport -- Rail                                                      0.7
Transport -- Truck                                                     0.5
Short Term Investments                                                 8.9
Liabilities in excess of other assets                                 (7.7)
                                                                     -----
NET ASSETS                                                           100.0%
                                                                     =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EMERGING COUNTRIES FUND

     MANAGEMENT TEAM: ANDREW BEAL, Lead Portfolio Manager; LINDA Ba, Portfolio Manager; JASON CAMPBELL, Portfolio Manager; MELISA A. GRIGOLITE, CFA, Portfolio Manager; CHRISTOPHER A. HERRERA, Portfolio Manager; REBECCA K. HAGSTROM, CFA, Investment Analyst; FLORA KIM, Investment Analyst; KARL RICHTENBURG, Investment Analyst; ERIC SAGMEISTER, Investment Analyst; MICHAEL J. FREDERICKS, Product Specialist

     CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

     GOAL: The Emerging Countries Fund seeks to maximize long-term capital appreciation through investments in companies located in developing countries around the world.

     MARKET OVERVIEW: Stock markets in emerging countries registered sharp increases during the fiscal year ended March 31, 2004. Gains were due to:

     - Increasing optimism about the pace and scope of the global economic recovery, highlighted by the major upturn in U.S. GDP growth

     - Rising commodity prices, which further confirmed the favorable cyclical outlook

     During the period, emerging market equities outperformed stocks in both the U.S. and non-U.S. developed countries. Progress on structural reforms, strong company-level operating performance and attractive valuations all contributed to investor enthusiasm for the asset class. Weakness in the U.S. dollar relative to currencies worldwide enhanced emerging market returns for U.S.-based investors.

     Stock prices rose in nearly all emerging countries, with several markets showing gains of more than 100% in local currencies. One such example was Russia, which benefited from high energy prices and sweeping reforms that earned the country an investment-grade rating on its sovereign debt.

     PERFORMANCE: During the twelve months ended March 31, 2004, the Fund's I-Shares gained 86.21%. This compared favorably to the MSCI Emerging Markets Index, which rose 82.16%.

     PORTFOLIO SPECIFICS: Every country and sector of investment made a positive contribution to the Fund's performance this period. Relative to the benchmark, stock selection in South Korea, Mexico and the technology and financial services sectors helped drive outperformance. While relative results were positive overall, issue selection and an overweight in Taiwan hurt relative results. Stock selection in the energy group was another negative.

     Looking at individual holdings, South Korea-based Samsung Electronics, Indonesia-based Bank Mandiri and Mexico-based America Movil, a telecommunications service provider, were among the best performers. Kumba Resources, a mining firm headquartered in South Africa, also did well due to improvements in coal and iron ore pricing.

     At the end of the fiscal year, the Fund was leveraged to the theme of improving domestic demand. For example, we have made select investments in Asian banks given our belief that loan growth is picking up in the region.

     MARKET OUTLOOK: U.S. economic strength increases the likelihood that the Federal Reserve will start raising interest rates and the U.S. dollar will appreciate. Given the magnitude of this period's rally in emerging market equities, this could lead to a pullback in stock prices over the next few months. Longer term, however, fundamentals in emerging countries, including robust commodity prices, pave the way for further equity gains. In addition, valuations in emerging countries remain compelling relative to developed markets. These positive factors, along with our focus on identifying companies benefiting from change, bode well for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN EMERGING COUNTRIES FUND CLASS I SHARES WITH THE MSCI EMERGING MARKETS INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/04

                                              SINCE
               1 YEAR         5 YEARS       INCEPTION
               86.21%          6.30%          5.47%

                EMERGING COUNTRIES FUND CLASS I SHARES       MSCI EM INDEX
  11/28/94                   $    250,000                     $   250,000
  11/30/94                   $    251,800                     $   254,738
  12/31/94                   $    237,014                     $   234,279
   1/31/95                   $    217,797                     $   209,353
   2/28/95                   $    215,595                     $   203,984
   3/31/95                   $    218,398                     $   205,280
   4/30/95                   $    231,009                     $   214,489
   5/31/95                   $    248,825                     $   225,900
   6/30/95                   $    251,427                     $   226,568
   7/31/95                   $    268,243                     $   231,654
   8/31/95                   $    266,841                     $   226,197
   9/30/95                   $    267,042                     $   225,124
  10/31/95                   $    254,230                     $   216,506
  11/30/95                   $    248,625                     $   212,645
  12/31/95                   $    253,511                     $   222,076
   1/31/96                   $    276,630                     $   237,862
   2/29/96                   $    280,651                     $   234,080
   3/31/96                   $    281,857                     $   235,903
   4/30/96                   $    299,951                     $   245,335
   5/31/96                   $    310,204                     $   244,239
   6/30/96                   $    310,807                     $   245,764
   7/31/96                   $    298,946                     $   228,968
   8/31/96                   $    311,812                     $   234,829
   9/30/96                   $    317,441                     $   236,863
  10/31/96                   $    309,199                     $   230,546
  11/30/96                   $    321,453                     $   234,409
  12/31/96                   $    324,696                     $   235,469
   1/31/97                   $    348,815                     $   251,531
   2/28/97                   $    359,557                     $   262,302
   3/31/97                   $    353,679                     $   255,412
   4/30/97                   $    356,720                     $   255,864
   5/31/97                   $    378,001                     $   263,186
   6/30/97                   $    406,782                     $   277,271
   7/31/97                   $    426,442                     $   281,410
   8/31/97                   $    393,810                     $   245,601
   9/30/97                   $    421,983                     $   252,406
  10/31/97                   $    354,693                     $   210,990
  11/30/97                   $    344,552                     $   203,291
  12/31/97                   $    357,563                     $   208,190
   1/31/98                   $    336,925                     $   191,862
   2/28/98                   $    363,844                     $   211,887
   3/31/98                   $    384,705                     $   221,082
   4/30/98                   $    397,043                     $   218,674
   5/31/98                   $    355,768                     $   188,707
   6/30/98                   $    331,318                     $   168,912
   7/31/98                   $    346,571                     $   174,268
   8/31/98                   $    245,169                     $   123,880
   9/30/98                   $    245,394                     $   131,738
  10/31/98                   $    265,900                     $   145,611
  11/30/98                   $    279,646                     $   157,721
  12/31/98                   $    281,674                     $   155,435
   1/31/99                   $    290,237                     $   152,927
   2/28/99                   $    284,378                     $   154,415
   3/31/99                   $    303,081                     $   174,765
   4/30/99                   $    337,558                     $   196,387
   5/31/99                   $    335,755                     $   195,245
   6/30/99                   $    378,795                     $   217,403
   7/31/99                   $    370,457                     $   211,498
   8/31/99                   $    370,232                     $   213,422
   9/30/99                   $    364,824                     $   206,199
  10/31/99                   $    371,133                     $   210,590
  11/30/99                   $    412,596                     $   229,472
  12/31/99                   $    504,083                     $   258,656
 1/31/2000                   $    496,647                     $   260,198
 2/29/2000                   $    547,574                     $   263,634
 3/31/2000                   $    533,828                     $   264,921
 4/30/2000                   $    459,241                     $   239,808
 5/31/2000                   $    435,130                     $   229,894
 6/30/2000                   $    460,367                     $   237,992
 7/31/2000                   $    430,623                     $   225,753
 8/31/2000                   $    443,016                     $   226,862
 9/30/2000                   $    400,878                     $   207,054
10/31/2000                   $    367,302                     $   192,042
11/30/2000                   $    318,515                     $   175,251
12/31/2000                   $    327,651                     $   179,482
 1/31/2001                   $    349,224                     $   204,197
 2/28/2001                   $    315,469                     $   188,208
 3/31/2001                   $    284,252                     $   169,722
 4/30/2001                   $    295,927                     $   178,108
 5/31/2001                   $    298,211                     $   180,234
 6/30/2001                   $    290,597                     $   176,535
 7/31/2001                   $    272,070                     $   165,379
 8/31/2001                   $    262,426                     $   163,742
 9/30/2001                   $    219,534                     $   138,395
10/31/2001                   $    228,163                     $   146,989
11/30/2001                   $    255,827                     $   162,335
12/31/2001                   $    278,922                     $   175,224
 1/31/2002                   $    286,282                     $   181,164
 2/28/2002                   $    291,866                     $   184,135
 3/31/2002                   $    307,855                     $   195,220
 4/30/2002                   $    308,870                     $   196,489
 5/31/2002                   $    302,779                     $   193,365
 6/30/2002                   $    277,146                     $   178,863
 7/31/2002                   $    252,274                     $   165,198
 8/31/2002                   $    253,797                     $   167,742
 9/30/2002                   $    219,280                     $   149,642
10/31/2002                   $    232,478                     $   159,354
11/30/2002                   $    254,558                     $   170,318
12/31/2002                   $    238,569                     $   164,663
 1/31/2003                   $    238,061                     $   163,939
 2/28/2003                   $    232,985                     $   159,512
 3/31/2003                   $    220,803                     $   154,998
 4/30/2003                   $    243,645                     $   168,808
 5/31/2003                   $    262,172                     $   180,929
 6/30/2003                   $    276,131                     $   191,242
 7/31/2003                   $    292,374                     $   203,214
 8/31/2003                   $    317,246                     $   216,849
 9/30/2003                   $    318,515                     $   218,432
10/31/2003                   $    345,925                     $   237,021
11/30/2003                   $    344,909                     $   239,936
12/31/2003                   $    373,081                     $   257,331
 1/31/2004                   $    387,801                     $   266,467
 2/29/2004                   $    407,090                     $   278,751
 3/31/2004                   $    414,704                     $   282,347

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Morgan Stanley Capital International Emerging Markets Index ("MSCI EM") for the periods indicated. Class I shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for Class I shares only. The Fund's Class II-V shares have less than a year's performance. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI EM Index is a market capitalization weighted index composed of over 800 companies representative of the market structure of emerging countries in Europe, Latin America, Africa, Middle East and Asia. The MSCI EM Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

EMERGING COUNTRIES FUND

                                                                      NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 84.9%

BRAZIL -- 8.1%
   Banco Itau S.A. -- ADR                                                  6,000     $       280,620
   Brasil Telecom Participacoes
    S.A. -- ADR                                                            6,600             225,390
   Companhia Brasileira de
    Distribuicao Grupo Pao
    de Acucar -- ADR                                                      14,800             311,540
   Companhia de Bebidas
    das Americas -- ADR                                                    9,500             190,000
   Companhia de Saneamento
    Basico do Estado de Sal Paulo                                      3,990,000             195,120
   Companhia Vale Do Rio
    Doce -- ADR                                                            3,800             178,030
   Empresa Brasiliera de Aeronautica
    S.A. -- ADR                                                            7,100             227,910
   Petroleo Brasileiro S.A. -- ADR                                        13,500             398,790
   Petroleo Brasileiro S.A. -- ADR                                        43,800           1,467,300
   Tele Norte Leste Participacoes
    S.A. -- ADR                                                           15,800             205,084
   Telecelular Sul Participacoes
    S.A. -- ADR                                                           11,000             164,890
   Telecomunicacoes Brasileiras
    S.A. -- ADR                                                            7,800             248,430
   Telesp Celular Part -- Spons.
    ADR*                                                                  38,600             352,418
   Uniao de Bancos Brasileiros
    S.A. -- ADR                                                           25,300             619,091
   Usinas Siderurgicas de Minas
    Gerais -- Ser A                                                       33,700             456,655
   Votorantim Celulose e Papel
    S.A. -- ADR                                                           10,500             365,295
                                                                                     ---------------
                                                                                           5,886,563
                                                                                     ---------------
CHILE -- 0.7%
   Compania de Petroleos de
    Chile S.A.                                                            65,935             493,831
                                                                                     ---------------
CZECH REPUBLIC -- 0.6%
   Komercni Banka A.S.                                                     3,288             398,376
                                                                                     ---------------
INDIA -- 1.6%
   ICICI Bank, Ltd. -- ADR                                                42,700             681,065
   India Tobacco, Ltd. -- GDR 144A#                                       20,200             484,477
                                                                                     ---------------
                                                                                           1,165,542
                                                                                     ---------------
INDONESIA -- 2.2%
   Bank Mandiri                                                        3,273,100             535,101
   PT Bank Central Asia Tbk                                              647,100             275,812
   PT Indofood Sukses Makmur Tbk                                       1,981,500             185,111
   PT Perusahaan Gas Negara*                                           1,843,400             285,223
   PT Telekomunikasi Indonesia Tbk                                       416,700             340,620
                                                                                     ---------------
                                                                                           1,621,867
                                                                                     ---------------
MALAYSIA -- 6.2%
   AMMB Holdings Berhad                                                  634,220     $       674,276
   Commerce Asset -
    Holding Berhad                                                       532,300             728,411
   IOI Corp. Berhad                                                      226,000             642,316
   Magnum Corp. Berhad                                                   395,900             322,971
   Maxis Communications Berhad                                           184,700             447,168
   Puncak Niaga Holdings Berhad*                                         263,900             255,566
   Tanjong PLC                                                           107,100             363,576
   Tenaga Nasional Berhad                                                374,100           1,082,921
                                                                                     ---------------
                                                                                           4,517,205
                                                                                     ---------------
MEXICO -- 6.4%
   America Movil S.A. de CV --
    Ser L -- ADR                                                          31,100           1,202,015
   Cemex S.A de CV -- ADR                                                 25,570             762,497
   Corporacion Geo S.A. -- Ser. B*                                        46,600             308,720
   Grupo Elektra S.A.                                                    221,000           1,462,122
   Grupo Telavisa S.A. -- ADR                                             10,500             497,070
   Telefonos de Mexico S.A. de CV
    (Telmex) -- ADR                                                       11,100             387,501
                                                                                     ---------------
                                                                                           4,619,925
                                                                                     ---------------
PHILIPPINES -- 0.5%
   Philippine Long Distance
    Telephone Co.*                                                        22,300             377,125
                                                                                     ---------------
POLAND -- 0.9%
   Bank Pekao S.A.                                                         8,947             301,063
   Bank Zachodni Wbk S.A.                                                  6,687             148,856
   Softbank S.A. -- GDR*                                                  15,297             106,161
   Telekomunikacja Polska S.A.                                            27,300             110,589
                                                                                     ---------------
                                                                                             666,669
                                                                                     ---------------
REPUBLIC OF CHINA -- 6.0%
   Byd Co., Ltd. Cl. H                                                   158,400             546,901
   China Mobile Hong Kong, Ltd.                                          290,300             858,854
   China Mobile Hong Kong,
    Ltd. -- ADR                                                           22,400             329,056
   China Petroleum &
    Chemical Corp.                                                     2,321,600             893,943
   Great Wall Automobile Holding
    Co., Ltd.*                                                           253,600             421,522
   Huaneng Power International,
    Inc. -- Ser. H                                                       421,200             832,550
   Sohu.com, Inc.*                                                        18,700             465,443
                                                                                     ---------------
                                                                                           4,348,269
                                                                                     ---------------
RUSSIAN FEDERATION -- 7.1%
   Gazprom -- Reg -- ADR                                                  22,800             861,840
   Irkutskenergo                                                         948,876             204,008
   LUKOIL Oil Co. -- ADR                                                   9,300           1,161,533
   Mining and Metallurgical Co.
    Norilsk Nickel -- ADR                                                  9,100             691,600
   North - West Telecom                                                  221,404             141,699
   RAO Unified Energy System --
    Reg -- GDR                                                             7,264             229,760

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                      NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

RUSSIAN FEDERATION (CONTINUED)
   Red October                                                             1,582     $        18,193
   Sibirtelecom                                                        2,609,410             132,689
   Slavneft -- Megionneftgas*                                              9,100             178,952
   Uralelektromed*                                                         1,582              99,666
   YUKOS Corp. -- ADR                                                     23,214           1,409,090
                                                                                     ---------------
                                                                                           5,129,030
                                                                                     ---------------
SOUTH AFRICA -- 8.0%
   African Bank Investment, Ltd.                                         425,565             806,902
   Edgars Consolidated Stores, Ltd.                                        6,362             143,431
   FirstRand                                                             244,567             381,063
   Foshini, Ltd.                                                          38,173             120,833
   Gold Fields, Ltd.                                                      28,000             374,296
   Harmony Gold Mining Co.,
    Ltd. -- ADR                                                           29,626             457,129
   Investec, Ltd.                                                          9,100             181,350
   Kumba Resources, Ltd.                                                 162,500           1,093,217
   Metropolitan Holdings, Ltd.                                           149,498             170,787
   Nampak, Ltd.                                                          146,649             308,306
   Network Healthcare
    Holdings, Ltd.*                                                      446,815             326,116
   Reunert, Ltd.                                                          45,299             177,530
   Sasol, Ltd.                                                            68,100           1,058,913
   Shoprite Holdings, Ltd.                                               133,974             212,573
                                                                                     ---------------
                                                                                           5,812,446
                                                                                     ---------------
SOUTH KOREA -- 15.6%
   Daishin Securities Co., Ltd.*                                          26,390             384,415
   Hanaro Telecom, Inc.*                                                 213,479             612,627
   Kookmin Bank*                                                          15,848             642,795
   Kookmin Bank -- Spon. ADR                                              12,700             513,842
   LG Chemical, Ltd.                                                      10,750             503,533
   LG Electronics, Inc.                                                   14,220             852,121
   NHN Corp.                                                               9,547             702,004
   Pohang Iron & Steel Co., Ltd.                                           5,140             726,312
   Samsung Electronics Co., Ltd.*                                          5,597           2,792,520
   Samsung Electronics Co., Ltd.
    144A -- GDR#                                                           2,000             495,000
   Samsung Securities Co., Ltd.*                                          29,900             682,005
   Shinhan Financial Group
    Co., Ltd.                                                             35,880             660,359
   Shinsegae Co., Ltd.                                                     2,940             725,736
   SK Telecom Co., Ltd.                                                    1,830             342,392
   SK Telecom Co., Ltd. -- ADR                                            29,500             628,350
                                                                                     ---------------
                                                                                          11,264,011
                                                                                     ---------------
TAIWAN -- 11.1%
   Cathay Financial Holding Co., Ltd.                                    310,000             559,788
   Chinatrust Financial Holding                                          536,000             642,549
   Compeq Manufacturing Co., Ltd.*                                     1,815,000             930,910
   Formosa Plastics Corp.                                                330,900             527,231
   Fubon Financial Holding Corp.                                         610,000             640,546
   Largan Precision Co., Ltd.                                             30,200             359,284
   Nanya Technology Corp.*                                                19,690              16,672
   Optimax Technology Corp.                                              137,880     $       500,050
   Phoenix Precision Tech Corp.*                                         864,000             833,845
   Siliconware Precision
    Industries Co.*                                                      863,000             869,548
   Taiwan Semiconductor
    Manufacturing Co., Ltd.*                                             661,680           1,204,880
   Taiwan Styrene Monomer Corp.                                          567,400             480,439
   United Microelectronics Corp.*                                        538,280             483,554
                                                                                     ---------------
                                                                                           8,049,296
                                                                                     ---------------
THAILAND -- 3.3%
   Advanced Info Service PCL                                             313,800             666,895
   Bangkok Bank Public Co.*                                              483,700           1,126,458
   Krung Thai Bank, Ltd.                                               2,173,800             544,971
   Thai Olefins Public Co.*                                               51,800              73,171
                                                                                     ---------------
                                                                                           2,411,495
                                                                                     ---------------
TURKEY -- 3.1%
   Aksigorta A.S.                                                     74,091,500             257,967
   Arcelik A.S.                                                       31,008,000             195,865
   Finansbank A.S.*                                                  422,516,998             553,066
   Haci Omer Sabanci Holding                                         114,759,000             545,848
   Hurriyet Gazetecilik ve
    Matbaacilik A.S.*                                                 56,494,300             200,998
   Turk Otomobil Fabrikasi A.S.*                                     131,445,907             327,614
   Yapi ve Kredi Bankasi A.S.*                                        63,682,800             179,320
                                                                                     ---------------
                                                                                           2,260,678
                                                                                     ---------------
UNITED KINGDOM -- 3.5%
   Anglo American PLC                                                     84,427           2,022,765
   Antofagasta PLC                                                        14,800             281,522
   Old Mutual PLC                                                        101,582             188,416
                                                                                     ---------------
                                                                                           2,492,703
                                                                                     ---------------
TOTAL COMMON STOCK
   (Cost: $43,725,628)                                                                    61,515,031
                                                                                     ---------------
PREFERRED STOCK -- 7.0%

BRAZIL -- 2.1%
   Banco Bradesco S.A.                                                     6,263             298,647
   Braskem S.A. Cl. A*                                                14,570,000             374,871
   Caemi Mineracao E Metal*                                            1,191,000             559,750
   Companhia Energetica de
    Minas Gerais                                                       8,400,000             145,955
   Tele Sudeste Celular
    Participacoes S.A.                                                63,800,000             130,883
                                                                                     ---------------
                                                                                           1,510,106
                                                                                     ---------------
INDIA -- 0.7%
   Doctor Reddys Laboratories,
    Ltd. ADR                                                              21,100             505,345
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                      NUMBER
                                                                    OF SHARES             VALUE
----------------------------------------------------------------------------------------------------
PREFERRED STOCK (Continued)

SOUTH KOREA -- 4.2%
   Daishin Securities Co., Ltd.*                                          31,930     $       237,571
   Hyundai Motor Co., Ltd.                                                26,380             581,007
   Samsung Electronics Co., Ltd.                                           7,540           2,213,101
                                                                                     ---------------
                                                                                           3,031,679
                                                                                     ---------------
TOTAL PREFERRED STOCK
   (Cost: $2,278,536)                                                                      5,047,130
                                                                                     ---------------
EQUITY-LINKED SECURITIES -- 4.2%

INDIA -- 2.2%
   UBS AG London -- Bharat
    Petroleum Corp.*                                                      94,339           1,040,276
   UBS AG Satyam Computers
    Services, Ltd. -- 01/10/05                                            84,309             569,929
                                                                                     ---------------
                                                                                           1,610,205
                                                                                     ---------------
RUSSIAN FEDERATION -- 1.0%
        Transneft -- 4/15/04*                                                720             690,592
                                                                                     ---------------
TAIWAN -- 1.0%
   Credit Suisse FB United
    Microelectronics
    Corp. -- 01/26/07                                                    809,871             727,264
                                                                                     ---------------

THAILAND -- 0.0%
   Quality Houses Public
    Co., Ltd. -- 09/11/08*
    (Cost: $4,380)                                                       252,366              14,131
                                                                                     ---------------

TOTAL EQUITY-LINKED SECURITIES
   (Cost: $1,823,455)                                                                      3,028,061
                                                                                     ---------------

                                                                   PRINCIPAL
                                                                    AMOUNT               VALUE
----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 4.5%

MONEY MARKET FUNDS -- 2.7%
   Federated Prime Cash
    Obligated Fund**                                             $     1,980,930     $     1,980,930
                                                                                     ---------------
TIME DEPOSIT -- 1.8%
   Brown Brothers Harriman & Co.
    0.490%, 04/01/04                                                   1,304,821           1,304,821
                                                                                     ---------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $3,285,751)                                                                      3,285,751
                                                                                     ---------------
TOTAL INVESTMENTS -- 100.6%
   (Cost: $51,117,750)                                                                    72,890,104
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (0.6%)                                                                         (423,732)
                                                                                     ---------------
NET ASSETS -- 100.0%                                                                 $    72,466,372
                                                                                     ===============

----------
*    Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
# 144A Security. Certain conditions for public sale may exist. Total market value of 144A securities owned at March 31, 2004 was $979,477 or 1.4% of net assests
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 2004

EMERGING COUNTRIES FUND

                                                                  PERCENTAGE OF
INDUSTRY                                                            NET ASSETS
--------                                                          -------------
Aerospace/Defense                                                      0.3%
Agricultural Operations                                                0.9
Appliances                                                             0.3
Auto -- Cars/Light Trucks                                              1.8
Batteries/Battery Systems                                              0.8
Brewery                                                                0.3
Broadcast Services/Programming                                         0.7
Building Products -- Cement/Aggregate                                  1.1
Building -- Residential/Commercial                                     0.4
Cellular Telecommunications                                            5.3
Chemicals -- Plastics                                                  1.4
Circuit Boards                                                         1.3
Commercial Banks Non-US                                               13.1
Computer Services                                                      0.2
Computers                                                              0.8
Containers -- Paper/Plastic                                            0.4
Diversified Financial Services                                         2.0
Diversified Minerals                                                   4.2
Diversified Operations                                                 1.4
Electric Products -- Miscellaneous                                     1.2
Electric -- Generation                                                 1.1
Electric -- Integrated                                                 2.3
Electronic Components -- Miscellaneous                                 2.1
Electronic Components -- Semiconductors                                7.6
Finance -- Consumer Loans                                              1.1
Finance -- Investment Bankers/Brokers                                  1.8
Food -- Confectionery                                                  0.0
Food -- Miscellaneous/Diversified                                      0.3
Food -- Retail                                                         0.7
Gambling (Non-Hotel)                                                   0.5
Gas -- Distribution                                                    2.5
Gold Mining                                                            1.2
Internet Connectivity Services                                         0.9%
Life/Health Insurance                                                  1.7
Lottery Services                                                       0.5
Medical -- Drugs                                                       0.7
Metal -- Diversified                                                   2.6
Money Center Banks                                                     1.4
Oil Companies -- Exploration & Production                              0.3
Oil Companies -- Integrated                                            8.8
Paper & Related Products                                               0.5
Petrochemicals                                                         1.3
Photo Equipment & Supplies                                             0.5
Property/Casualty Insurance                                            0.4
Publishing -- Newspapers                                               0.3
Real Estate Operation/Development                                      0.0
Retail -- Apparel/Shoe                                                 0.2
Retail -- Consumer Electronics                                         2.0
Retail -- Major Department Stores                                      1.0
Retail -- Miscellaneous/Diversified                                    0.2
Semiconductor Components -- Integrated Circuits                        3.3
Semiconductor Equipment                                                1.2
Steel -- Producers                                                     1.6
Telecommunications Services                                            1.8
Telephone -- Integrated                                                2.9
Tobacco                                                                0.7
Water                                                                  0.3
Water Treatment Systems                                                0.4
Web Portals/ISP                                                        1.5
Short Term Investments                                                 4.5
Liabilities in excess of other assets                                 (0.6)
                                                                     -----
NET ASSETS                                                           100.0%
                                                                     =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. HIGH YIELD BOND FUND (FORMERLY HIGH YIELD BOND FUND)

     MANAGEMENT TEAM: DOUGLAS G. FORSYTH, CFA, Lead Portfolio Manager; WILLIAM
L. STICKNEY, Portfolio Manager; MICHAEL E. YEE, Portfolio Manager; JUSTIN KASS, Portfolio Manager; ELIZABETH LEMESEVSKI, Investment Analyst; NICOLE D. LARRABEE, Fixed Income Trading Assistant

     CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

     GOAL: The U.S. High Yield Bond Fund seeks to deliver total return via high current income and capital growth from a diversified portfolio consisting primarily of lower-rated U.S. corporate fixed-income securities.

     MARKET OVERVIEW: Prices of high yield bonds rose significantly during the twelve months ended March 31, 2004. The convergence of many positive factors led to some of the most impressive performance of the last decade. Among those factors were:

     - Low interest rates and highly accommodative capital markets, which allowed issuers to refinance at more favorable terms

     -    Accelerating economic growth

     - Rising corporate earnings and better visibility into companies' future operating results

     Against this backdrop, the default rate declined and high yield bond prices surged. Additionally, investors become more tolerant of risk as economic and financial market conditions improved. The highest-risk, lowest-quality issues in the market -- those rated CCC and below -- produced the best returns as a result. Toward the end of the period, however, more interest-rate-sensitive high yield bonds outperformed due to weaker-than-expected employment statistics in February and March. BB-rated bonds with tight spreads to Treasury securities outperformed, as did "crossover credits:" bonds rated BB by one credit rating agency and investment grade by another.

     PERFORMANCE: The Fund rose 16.67% from April 1, 2003 through March 31, 2004, returns are calculated for the I-Shares. During the same period, the Merrill Lynch High Yield Master II Index increased 22.21%.

     PORTFOLIO SPECIFICS: The Fund produced a strong, positive return during the period. Relative to the benchmark, however, performance lagged. This was largely due to our below-index exposure to the lower-quality issues that outperformed. Throughout the period, we adhered to our investment disciplines, staying focused on owning securities of creditworthy companies showing fundamental improvement. Investors did not reward these attributes in what could be characterized as a 'buy anything' environment.

     On the plus side, select positions in a variety of industries favorably impacted the Fund's performance. For example, a number of holdings benefited from improving business conditions, including AK Steel, Lyondell Chemical and Calpine, a power generation company. In addition, several issuers were upgraded, such as Nextel Communications, a wireless communications firm, and Extendicare, an operator of long-term healthcare facilities.

     MARKET OUTLOOK: We believe high yield bonds remain a very attractive area of investment as corporate earnings continue to rise. In addition, many companies have improved their balance sheets significantly over the past year. That economic strength has driven defaults lower. Despite all of this improvement, however, high yield bond spreads remain compelling versus ten-year Treasuries.

     At Nicholas-Applegate, we recognize that the long-term driver of total return in a high yield portfolio is company fundamentals. As such, we continue to build the Fund one security at a time, by identifying companies that are opportunistically capitalizing on change.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. HIGH YIELD BOND FUND CLASS I SHARES WITH THE MERRILL LYNCH HIGH YIELD MASTER II INDEX.

[CHART]

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/04

                                           SINCE
             1 YEAR       5 YEARS         INCEPTION
             16.67%        5.98%            9.05%

             HIGH YIELD BOND FUND    MERRILL LYNCH HIGH YIELD
                CLASS I SHARES         MASTER II INDEX
   7/31/96        $  250,000             $   250,000
   8/31/96        $  256,780             $   253,100
   9/30/96        $  265,702             $   258,997
  10/31/96        $  268,927             $   261,251
  11/30/96        $  273,926             $   266,502
  12/31/96        $  278,314             $   268,714
   1/31/97        $  283,685             $   270,729
   2/28/97        $  289,776             $   274,898
   3/31/97        $  284,740             $   271,132
   4/30/97        $  285,969             $   274,603
   5/31/97        $  298,355             $   280,397
   6/30/97        $  305,705             $   284,743
   7/31/97        $  315,198             $   292,289
   8/31/97        $  318,279             $   291,938
   9/30/97        $  331,438             $   297,193
  10/31/97        $  332,537             $   298,708
  11/30/97        $  336,209             $   301,516
  12/31/97        $  337,882             $   304,411
   1/31/98        $  349,162             $   309,251
   2/28/98        $  353,474             $   310,519
   3/31/98        $  357,326             $   313,469
   4/30/98        $  360,503             $   314,817
   5/31/98        $  361,564             $   316,706
   6/30/98        $  363,444             $   318,352
   7/31/98        $  366,798             $   320,390
   8/31/98        $  346,504             $   304,210
   9/30/98        $  338,199             $   305,001
  10/31/98        $  329,809             $   298,474
  11/30/98        $  349,778             $   313,965
  12/31/98        $  353,159             $   313,400
   1/31/99        $  361,234             $   317,631
   2/28/99        $  360,705             $   315,471
   3/31/99        $  363,377             $   319,130
   4/30/99        $  374,002             $   324,970
   5/31/99        $  369,987             $   321,981
   6/30/99        $  372,230             $   321,176
   7/31/99        $  374,483             $   321,593
   8/31/99        $  371,599             $   318,184
   9/30/99        $  371,449             $   316,912
  10/31/99        $  372,224             $   315,200
  11/30/99        $  380,164             $   319,298
  12/31/99        $  386,897             $   321,214
 1/31/2000        $  387,057             $   319,993
 2/29/2000        $  390,727             $   320,665
 3/31/2000        $  386,070             $   315,951
 4/30/2000        $  389,146             $   315,951
 5/31/2000        $  385,409             $   311,970
 6/30/2000        $  395,091             $   317,991
 7/31/2000        $  397,567             $   319,708
 8/31/2000        $  397,746             $   322,842
 9/30/2000        $  391,185             $   320,065
10/31/2000        $  380,829             $   309,887
11/30/2000        $  363,795             $   297,987
12/31/2000        $  373,720             $   304,782
 1/31/2001        $  395,712             $   324,074
 2/28/2001        $  400,493             $   329,000
 3/31/2001        $  389,078             $   322,420
 4/30/2001        $  385,667             $   318,035
 5/31/2001        $  388,021             $   323,633
 6/30/2001        $  378,357             $   315,121
 7/31/2001        $  383,154             $   320,226
 8/31/2001        $  385,571             $   322,756
 9/30/2001        $  362,546             $   300,453
10/31/2001        $  375,106             $   310,068
11/30/2001        $  387,099             $   320,982
12/31/2001        $  384,991             $   318,447
 1/31/2002        $  385,179             $   320,198
 2/28/2002        $  383,435             $   315,971
 3/31/2002        $  390,696             $   323,934
 4/30/2002        $  395,842             $   329,117
 5/31/2002        $  395,842             $   326,583
 6/30/2002        $  384,206             $   301,305
 7/31/2002        $  380,163             $   289,614
 8/31/2002        $  385,460             $   296,855
 9/30/2002        $  380,946             $   292,224
10/31/2002        $  381,201             $   289,769
11/30/2002        $  400,056             $   307,880
12/31/2002        $  400,266             $   312,375
 1/31/2003        $  402,378             $   321,746
 2/28/2003        $  405,796             $   326,090
 3/31/2003        $  416,531             $   334,698
 4/30/2003        $  435,321             $   354,144
 5/31/2003        $  435,110             $   358,217
 6/30/2003        $  448,232             $   368,247
 7/31/2003        $  446,464             $   363,239
 8/31/2003        $  450,461             $   367,888
 9/30/2003        $  460,276             $   377,858
10/31/2003        $  468,138             $   385,680
11/30/2003        $  471,537             $   391,002
12/31/2003        $  482,499             $   400,269
 1/31/2004        $  487,775             $   406,753
 2/29/2004        $  484,768             $   406,306
 3/31/2004        $  485,937             $   409,028

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Merrill Lynch High Yield Master II Index for the periods indicated. Class I Shares have a shareholder services fee of up to .25% of their average daily net assets. Performance is shown for Class I Shares only. The Fund's Class II-IV shares have less than a year's performance. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining till maturity. All bonds must have a credit rating below investment grade but not in default.

The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested income and dividends. One cannot invest directly in an index.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

U.S. HIGH YIELD BOND FUND

                                                                    PRINCIPAL
                                                                     AMOUNT               VALUE
----------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 87.2%

AIRLINES -- 1.6%
   Delta Air Lines, Inc.
    7.900%, 12/15/09                                             $     1,780,000     $     1,192,600
   Northwest Airlines, Inc.
    9.875%, 03/15/07                                                   1,780,000           1,521,900
                                                                                     ---------------
                                                                                           2,714,500
                                                                                     ---------------
APPAREL MANUFACTURERS -- 1.4%
   Oxford Industries 144A
    8.875%, 06/01/11#                                                  1,455,000           1,564,125
   Phillips-Van Heusen Corp.
    8.125%, 05/01/13                                                     745,000             802,737
                                                                                     ---------------
                                                                                           2,366,862
                                                                                     ---------------
APPLIANCES -- 0.3%
   Salton, Inc.
    10.750%, 12/15/05                                                    465,000             448,725
                                                                                     ---------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 1.9%
   Collins & Aikman Corp.
    11.500%, 04/15/06                                                    880,000             864,600
   Collins & Aikman Corp.
    10.750%, 12/31/11                                                  1,205,000           1,238,137
   HLI Operating Co., Inc.
    10.500%, 06/15/10                                                  1,080,000           1,228,500
                                                                                     ---------------
                                                                                           3,331,237
                                                                                     ---------------
BUILDING PRODUCTS-CEMENT/AGGREGATE -- 1.1%
   U.S. Concrete, Inc. 144A
    8.375%, 04/01/14#                                                  1,815,000           1,851,300
                                                                                     ---------------
BUILDING-MAINTENANCE & SERVICE -- 0.9%
   Integrated Electrical
    Services, Inc. Ser. C
    9.375%, 02/01/09                                                   1,502,000           1,573,345
                                                                                     ---------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 0.7%
   Standard-Pacific Corp.
    9.500%, 09/15/10                                                   1,085,000           1,212,488
                                                                                     ---------------
CABLE TV -- 4.9%
   Cablevision Systems Corp. 144A
    8.000%, 04/15/12#                                                    795,000             793,012
   Charter Communications
    Holdings LLC
    10.750%, 10/01/09                                                  1,565,000           1,369,375
   CSC Holdings, Inc.
    7.250%, 07/15/08                                                   1,800,000           1,899,000
   Echostar DBS Corp.
    9.125%, 01/15/09                                                   1,590,000           1,796,700
   LodgeNet Entertainment Corp.
    9.500%, 06/15/13                                                   2,270,000           2,519,700
                                                                                     ---------------
                                                                                           8,377,787
                                                                                     ---------------
CELLULAR TELECOMMUNICATIONS -- 4.5%
   Nextel Communications, Inc.
    9.375%, 11/15/09                                             $     2,375,000     $     2,582,812
   Nextel Communications, Inc.
    9.500%, 02/01/11                                                     235,000             267,900
   Nextel Partners, Inc.
    11.000%, 03/15/10                                                  2,255,000           2,503,050
   Triton PSC, Inc.
    9.375%, 02/01/11                                                   2,460,000           2,373,900
                                                                                     ---------------
                                                                                           7,727,662
                                                                                     ---------------
CHEMICALS-DIVERSIFIED -- 1.7%
   Lyondell Chemical Co.
    10.875%, 05/01/09                                                    490,000             488,775
   Lyondell Chemical Co. Ser. A
    9.625%, 05/01/07                                                   2,390,000           2,473,650
                                                                                     ---------------
                                                                                           2,962,425
                                                                                     ---------------
CHEMICALS-PLASTICS -- 2.2%
   Applied Extrusion Tech Ser. B
    10.750%, 07/01/11                                                  2,000,000           1,647,500
   PolyOne Corp.
    10.625%, 05/15/10                                                  2,040,000           2,085,900
                                                                                     ---------------
                                                                                           3,733,400
                                                                                     ---------------
CHEMICALS-SPECIALTY -- 1.5%
   Huntsman Co. LLC
    11.625%, 10/15/10                                                  2,095,000           2,199,750
   OM Group, Inc.
    9.250%, 12/15/11                                                     295,000             303,850
                                                                                     ---------------
                                                                                           2,503,600
                                                                                     ---------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 3.1%
   Central Garden & Pet Co.
    9.125%, 02/01/13                                                   2,410,000           2,693,175
   Jarden Corp.
    9.750%, 05/01/12                                                   2,335,000           2,591,850
                                                                                     ---------------
                                                                                           5,285,025
                                                                                     ---------------
CONTAINERS-PAPER/PLASTIC -- 0.9%
   Solo Cup Co. 144A
    8.500%, 02/15/14#                                                  1,515,000           1,569,919
                                                                                     ---------------
ELECTRIC-GENERATION -- 1.8%
   AES Corp.
    9.500%, 06/01/09                                                   2,755,000           2,989,175
                                                                                     ---------------
ELECTRIC-INTEGRATED -- 0.7%
   Sierra Pacific Resources 144A
    8.625%, 03/15/14#                                                  1,150,000           1,167,250
                                                                                     ---------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.7%
   Sanmina-SCI Corp.
    10.375%, 01/15/10                                                    500,000             590,000
   Stoneridge, Inc.
    11.500%, 05/01/12                                                  1,880,000           2,241,900
                                                                                     ---------------
                                                                                           2,831,900
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                    PRINCIPAL
                                                                     AMOUNT               VALUE
----------------------------------------------------------------------------------------------------
CORPORATE BONDS (Continued)

ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.2%
   Fairchild Semiconductor Corp.
    10.500%, 02/01/09                                            $     1,820,000     $     2,008,825
                                                                                     ---------------
ENGINEERING/R & D SERVICES -- 0.5%
   URS Corp. Ser. B
    12.250%, 05/01/09                                                    760,000             809,400
                                                                                     ---------------
FINANCE-COMMERCIAL -- 0.9%
   Finova Group, Inc.
    7.500%, 11/15/09                                                   2,540,000           1,568,450
                                                                                     ---------------
FUNERAL SERVICES & RELATED ITEMS -- 0.7%
   Service Corp. International 144A
    6.750%, 04/01/16#                                                  1,240,000           1,246,200
                                                                                     ---------------
HAZARDOUS WASTE DISPOSAL -- 0.2%
   Stericycle, Inc. Ser. B
    12.375%, 11/15/09                                                    363,000             419,265
                                                                                     ---------------
HOME FURNISHINGS -- 0.6%
   Sealy Mattress Co. 144A
    8.250%, 06/15/14#                                                    990,000             990,000
                                                                                     ---------------
INDEPENDENT POWER PRODUCER -- 2.6%
   Calpine Corp.
    8.500%, 02/15/11                                                   1,205,000             885,675
   Calpine Corp. 144A
    8.500%, 07/15/10#                                                    935,000             860,200
   Reliant Resources, Inc.
    9.500%, 07/15/13                                                   2,455,000           2,706,637
                                                                                     ---------------
                                                                                           4,452,512
                                                                                     ---------------
INTIMATE APPAREL -- 0.6%
   Warnaco, Inc.
    8.875%, 06/15/13                                                   1,023,000           1,102,283
                                                                                     ---------------
MACHINERY-FARM -- 1.5%
   Case New Holland, Inc. 144A
    9.250%, 08/01/11#                                                  2,285,000           2,582,050
                                                                                     ---------------
MEDICAL  PRODUCTS -- 1.1%
   Hanger Orthopedic Group, Inc.
    10.375%, 02/15/09                                                  1,740,000           1,957,500
                                                                                     ---------------
MEDICAL-HOSPITALS -- 1.5%
   Triad Hospitals, Inc. Ser. B
    8.750%, 05/01/09                                                   2,285,000           2,490,650
                                                                                     ---------------
MEDICAL-NURSING HOMES -- 3.0%
   Extendicare Health Services, Inc.
    9.350%, 12/15/07                                                   2,495,000           2,576,088
   Genesis HealthCare Corp. 144A
    8.000%, 10/15/13#                                                  2,420,000           2,577,300
                                                                                     ---------------
                                                                                           5,153,388
                                                                                     ---------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE -- 1.4%
   Select Medical Corp.
    9.500%, 06/15/09                                                   2,195,000           2,414,500
                                                                                     ---------------
NON-HAZARDOUS WASTE DISPOSAL -- 1.8%
   Allied Waste
    North America, Inc. Ser. B
    10.000%, 08/01/09                                            $     2,795,000     $     2,997,637
                                                                                     ---------------
OFFICE AUTOMATION & EQUIPMENT -- 0.9%
   Xerox Corp.
    9.750%, 01/15/09                                                   1,295,000           1,508,675
                                                                                     ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.4%
   Energy Partners, Ltd.
    8.750%, 08/01/10                                                   1,425,000           1,524,750
   KCS Energy, Inc. 144A
    7.125%, 04/01/12#                                                    655,000             658,275
   Stone Container Corp.
    8.375%, 07/01/12                                                   1,755,000           1,917,338
                                                                                     ---------------
                                                                                           4,100,363
                                                                                     ---------------
PAPER & RELATED PRODUCTS -- 1.7%
   Georgia-Pacific Corp.
    9.375%, 02/01/13                                                   2,440,000           2,873,100
                                                                                     ---------------
PIPELINES -- 2.0%
   Sonat, Inc.
    7.625%, 07/15/11                                                   2,865,000           2,485,388
   The Williams Companies, Inc.
    7.125%, 09/01/11                                                     825,000             866,250
                                                                                     ---------------
                                                                                           3,351,638
                                                                                     ---------------
POULTRY -- 1.6%
   Pilgrim's Pride Corp.
    9.625%, 09/15/11                                                   1,355,000           1,460,012
   PPC Escrow Corp. 144A
    9.250%, 11/15/13#                                                  1,170,000           1,222,650
                                                                                     ---------------
                                                                                           2,682,662
                                                                                     ---------------
RACETRACKS -- 1.6%
   Penn National Gaming, Inc.
    8.875%, 03/15/10                                                   1,445,000           1,575,050
   Penn National Gaming, Inc. Ser. B
    11.125%, 03/01/08                                                  1,100,000           1,234,750
                                                                                     ---------------
                                                                                           2,809,800
                                                                                     ---------------
RADIO -- 0.7%
   Salem Communications
    Holding Corp. Ser. B
    9.000%, 07/01/11                                                   1,065,000           1,162,181
                                                                                     ---------------
RECREATIONAL CENTERS -- 3.3%
   Bally Total Fitness Holdings Corp.
    10.500%, 07/15/11                                                    385,000             361,900
   Bally Total Fitness
    Holdings Corp. Ser. D
    9.875%, 10/15/07                                                   3,100,000           2,542,000
   Equinox Holdings, Ltd. 144A
    9.000%, 12/15/09#                                                  2,665,000           2,804,913
                                                                                     ---------------
                                                                                           5,708,813
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                    PRINCIPAL
                                                                     AMOUNT               VALUE
----------------------------------------------------------------------------------------------------
CORPORATE BONDS (Continued)

REITS-HOTELS -- 1.6%
   Host Marriott Corp. Ser. I
    9.500%, 01/15/07                                             $       995,000     $     1,114,400
   Host Marriott Corp. Ser. B
    7.875%, 08/01/08                                                     690,000             716,737
   La Quinta Properties
    8.875%, 03/15/11                                                     755,000             853,150
                                                                                     ---------------
                                                                                           2,684,287
                                                                                     ---------------
RENTAL AUTO/EQUIPMENT -- 2.0%
   United Rentals, Inc. Ser. B
    9.000%, 04/01/09                                                   2,480,000           2,600,280
   United Rentals
    North America, Inc. 144A
    7.000%, 02/15/14#                                                    915,000             860,100
                                                                                     ---------------
                                                                                           3,460,380
                                                                                     ---------------
RESORTS/THEME PARKS -- 0.7%
   Gaylord Entertainment Co. 144A
    8.000%, 11/15/13#                                                  1,115,000           1,188,869
                                                                                     ---------------
RETAIL-APPAREL/SHOE -- 0.6%
   Mothers Work, Inc.
    11.250%, 08/01/10                                                    965,000           1,037,375
                                                                                     ---------------
RETAIL-ARTS & CRAFTS -- 1.7%
   Michaels Stores, Inc.
    9.250%, 07/01/09                                                   2,695,000           2,967,869
                                                                                     ---------------
RETAIL-AUTO PARTS -- 1.0%
   CSK Auto, Inc. 144A
    7.000%, 01/15/14#                                                  1,755,000           1,763,775
                                                                                     ---------------
RETAIL-AUTOMOBILE -- 1.5%
   United Auto Group
    9.625%, 03/15/12                                                   2,265,000           2,525,475
                                                                                     ---------------
RETAIL-DRUG STORE -- 1.5%
   Rite Aid Corp.
    11.250%, 07/01/08                                                  2,275,000           2,508,188
                                                                                     ---------------
RETAIL-RESTAURANTS -- 1.5%
   Friendly Ice Cream Corp. 144A
    8.375%, 06/15/12#                                                  2,490,000           2,564,700
                                                                                     ---------------
RETAIL-VIDEO RENTAL -- 0.5%
   Hollywood Entertainment Corp.
    9.625%, 03/15/11                                                     780,000             904,800
                                                                                     ---------------
SEMICONDUCTOR EQUIPMENT -- 1.2%
   Amkor Technology, Inc.
    10.500%, 05/01/09                                                  2,005,000           2,105,250
                                                                                     ---------------
SPECIAL  PURPOSE ENTITY -- 0.7%
   Hanger Orthopedic Group, Inc.
    11.250%, 06/15/09                                                  1,075,000           1,150,250
                                                                                     ---------------
STEEL-PRODUCERS -- 1.5%
   AK Steel Corp.
    7.875%, 02/15/09                                             $     2,810,000     $     2,571,150
                                                                                     ---------------
TELECOMMUNICATIONS SERVICES -- 1.6%
   Time Warner Telecom, Inc.
    10.125%, 02/01/11                                                  2,435,000           2,268,616
   Time Warner Telecom, Inc.
    9.750%, 07/15/08                                                     500,000             463,750
                                                                                     ---------------
                                                                                           2,732,366
                                                                                     ---------------
TELEPHONE-INTEGRATED -- 1.6%
   Primus Telecommunications
    Group, Inc. 144A
    8.000%, 01/15/14#                                                  2,925,000           2,793,375
                                                                                     ---------------
TELEVISION -- 1.5%
   Sinclair Broadcast Group, Inc.
    8.750%, 12/15/11                                                   2,310,000           2,558,325
                                                                                     ---------------
VETERINARY DIAGNOSTICS -- 0.9%
   Vicar Operating, Inc.
    9.875%, 12/01/09                                                   1,425,000           1,596,000
                                                                                     ---------------
WIRELESS EQUIPMENT -- 2.9%
   Crown Castle International Corp.
    10.750%, 08/01/11                                                  3,015,000           3,376,800
   SBA Communications Corp.
    10.250%, 02/01/09                                                  1,605,000           1,580,925
                                                                                     ---------------
                                                                                           4,957,725
                                                                                     ---------------
TOTAL CORPORATE BONDS
   (Cost: $141,648,769)                                                                  149,106,651
                                                                                     ---------------
FOREIGN CORPORATE BONDS -- 9.5%

CELLULAR TELECOMMUNICATIONS -- 1.6%
   Millicom International
    Cellular S.A. 144A
    10.000%, 12/01/13#                                                 2,690,000           2,797,600
                                                                                     ---------------
CRUISE LINES -- 1.2%
   Royal Caribbean Cruises, Ltd.
    8.750%, 02/02/11                                                   1,815,000           2,123,550
                                                                                     ---------------
INDUSTRIAL AUDIO&VIDEO PRODUCTS -- 1.4%
   Imax Corp. 144A
    9.625%, 12/01/10#                                                  2,350,000           2,444,000
                                                                                     ---------------
MOTION PICTURES&SERVICES -- 1.4%
   Alliance Atlantis
    Communications, Inc.
    13.000%, 12/15/09                                                  2,140,000           2,396,800
                                                                                     ---------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.2%
   Paramount Resources, Ltd.
    7.875%, 11/01/10                                                     330,000             331,650
                                                                                     ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                    PRINCIPAL
                                                                     AMOUNT               VALUE
----------------------------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS (Continued)

OIL-FIELD SERVICES -- 1.0%
   Petroleum Geo Services ASA
    10.000%, 11/05/10                                            $     1,500,000     $     1,638,750
                                                                                     ---------------
RESORTS/THEME PARKS -- 0.9%
   Intrawest Corp.
    10.500%, 02/01/10                                                  1,416,000           1,552,290
                                                                                     ---------------
SPECIAL  PURPOSE ENTITY -- 0.5%
   New Asat Finance, Ltd. 144A
    9.250%, 02/01/11#                                                    800,000             858,000
                                                                                     ---------------
TELECOMMUNICATIONS EQUIPMENT -- 1.3%
   Nortel Networks, Ltd.
    6.125%, 02/15/06                                                   2,105,000           2,157,625
                                                                                     ---------------
TOTAL FOREIGN CORPORATE BONDS
   (Cost: $15,549,859)                                                                    16,300,265
                                                                                     ---------------
SHORT TERM INVESTMENTS -- 3.5%

TIME DEPOSIT -- 3.5%
   Wells Fargo Bank Nassau
    0.490%, 04/01/04
    (Cost: $5,955,163)                                           $     5,955,163     $     5,955,163
                                                                                     ---------------
TOTAL INVESTMENTS -- 100.2%
   (Cost: $163,153,791)                                                                  171,362,079
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (0.2%)                                                                         (300,792)
                                                                                     ---------------
NET ASSETS -- 100.0%                                                                 $   171,061,287
                                                                                     ===============

----------
# 144A Security. Certain conditions for public sale may exist. Total market value of 144A securities owned at March 31, 2004 was $35,157,613 or 20.6% of net assests

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a Class I share outstanding during the period indicated

                                                 NET ASSET           NET            NET REALIZED        TOTAL FROM
                                                  VALUE,          INVESTMENT       AND UNREALIZED       INVESTMENT
                                                 BEGINNING      INCOME (LOSS) (2)   GAINS (LOSS)        OPERATIONS
---------------------------------------------------------------------------------------------------------------------
                                                  U.S. EQUITY FUNDS
U.S. MINI CAP GROWTH
   For the year ended 03/31/04                $          7.44   $           (0.13) $          7.38    $          7.25
   For the year ended 03/31/03                          10.88               (0.12)           (3.32)             (3.44)
   For the year ended 03/31/02                           9.05               (0.13)            1.96               1.83
   For the year ended 03/31/01                          42.54               (0.14)          (17.58)            (17.72)
   For the year ended 3/31/00                           20.24               (0.35)           27.92              27.57
U.S. EMERGING GROWTH
   For the year ended 03/31/04                $          6.32   $           (0.09) $          3.38    $          3.29
   For the year ended 03/31/03                           9.59               (0.07)           (3.20)             (3.27)
   For the year ended 03/31/02                           9.57               (0.04)            0.06               0.02
   For the year ended 03/31/01                          27.03               (0.01)          (12.37)            (12.38)
   For the period 5/7/99 through 3/31/00                14.02               (0.12)           13.51              13.39
   For the period 4/1/99 through 5/7/99 (1)             13.53               (0.01)            0.50               0.49
U.S. SMALL CAP VALUE
   For the year ended 03/31/04                $         10.23   $            0.03  $          7.86    $          7.89
   For the year ended 03/31/03                          15.62                0.07            (3.29)             (3.22)
   For the year ended 03/31/02                          12.50                0.10             3.06               3.16
U.S. LARGE CAP VALUE
   For the year ended 03/31/04                $         18.20   $            0.32  $          6.44    $          6.76
   For the year ended 03/31/03                          24.46                0.25            (6.20)             (5.95)
   For the year ended 03/31/02                          23.42                0.22             1.24               1.46
   For the year ended 03/31/01                          21.74                0.24             1.64               1.88
   For the period 5/7/99 through 3/31/00                22.99                0.18            (1.30)             (1.12)
   For the period 4/1/99 through 5/7/99 (1)             20.90               (0.01)            2.10               2.09
U.S. LARGE CAP SELECT GROWTH
   For the year ended 03/31/04                $         12.73   $           (0.02) $          2.35    $          2.33
   For the year ended 03/31/03                          18.08               (0.05)           (5.30)             (5.35)
   For the year ended 03/31/02                          22.61               (0.11)           (4.42)             (4.53)
   For the year ended 03/31/01                          49.86               (0.19)          (26.03)            (26.22)
   For the period 5/7/99 through 3/31/00                29.18               (0.14)           20.82              20.68
   For the period 4/1/99 through 5/7/99 (1)             26.89               (0.01)            2.30               2.29
U.S. EQUITY GROWTH
   For the year ended 03/31/04                $          7.94   $           (0.03) $          2.48    $          2.45
   For the year ended 03/31/03                          11.40               (0.06)           (3.40)             (3.46)
   For the year ended 03/31/02                          13.60               (0.09)           (2.11)             (2.20)
   For the year ended 03/31/01                          41.51               (0.20)          (19.98)            (20.18)
   For the period 5/7/99 through 3/31/00                19.44               (0.15)           22.22              22.07
   For the period 4/1/99 through 5/7/99 (1)             19.17               (0.01)            0.28               0.27
U.S. SYSTEMATIC SMID GROWTH
   2/27/04 (Commenced) to 03/31/04            $         10.00   $              --  $         (0.11)   $         (0.11)
U.S. CONVERTIBLE
   For the year ended 03/31/04                $         17.72   $            0.55  $          5.43    $          5.98
   For the year ended 03/31/03                          21.35                0.63            (3.55)             (2.92)
   For the year ended 03/31/02                          23.14                0.64            (1.69)             (1.05)
   For the year ended 03/31/01                          33.67                0.70            (8.94)             (8.24)
   For the period 5/7/99 through 3/31/00                22.21                0.49            11.44              11.93
   For the period 4/1/99 through 5/7/99 (1)             21.53                0.05             0.63               0.68

                                                      DISTRIBUTIONS FROM:
                                              ----------------------------------
                                                   NET                NET
                                                INVESTMENT          REALIZED             TOTAL
                                                  INCOME          CAPITAL GAINS      DISTRIBUTIONS
---------------------------------------------------------------------------------------------------
                                          U.S. EQUITY FUNDS
U.S. MINI CAP GROWTH
   For the year ended 03/31/04                $            --    $            --    $            --
   For the year ended 03/31/03                             --                 --                 --
   For the year ended 03/31/02                             --                 --                 --
   For the year ended 03/31/01                             --             (15.77)            (15.77)
   For the year ended 3/31/00                              --              (5.27)             (5.27)
U.S. EMERGING GROWTH
   For the year ended 03/31/04                $            --    $            --    $            --
   For the year ended 03/31/03                             --                 --                 --
   For the year ended 03/31/02                             --                 --                 --
   For the year ended 03/31/01                             --              (5.08)             (5.08)
   For the period 5/7/99 through 3/31/00                   --              (0.38)             (0.38)
   For the period 4/1/99 through 5/7/99 (1)                --                 --                 --
U.S. SMALL CAP VALUE
   For the year ended 03/31/04                $         (0.02)   $         (0.46)   $         (0.48)
   For the year ended 03/31/03                          (0.12)             (2.05)             (2.17)
   For the year ended 03/31/02                          (0.04)                --              (0.04)
U.S. LARGE CAP VALUE
   For the year ended 03/31/04                $         (0.56)   $            --    $         (0.56)
   For the year ended 03/31/03                          (0.31)                --              (0.31)
   For the year ended 03/31/02                          (0.05)             (0.37)             (0.42)
   For the year ended 03/31/01                          (0.20)                --              (0.20)
   For the period 5/7/99 through 3/31/00                (0.13)                --              (0.13)
   For the period 4/1/99 through 5/7/99 (1)                --                 --                 --
U.S. LARGE CAP SELECT GROWTH
   For the year ended 03/31/04                             --                 --    $            --
   For the year ended 03/31/03                             --                 --                 --
   For the year ended 03/31/02                             --                 --                 --
   For the year ended 03/31/01                             --              (1.03)             (1.03)
   For the period 5/7/99 through 3/31/00                   --                 --                 --
   For the period 4/1/99 through 5/7/99 (1)                --                 --                 --
U.S. EQUITY GROWTH
   For the year ended 03/31/04                             --    $            --    $            --
   For the year ended 03/31/03                             --                 --                 --
   For the year ended 03/31/02                             --                 --                 --
   For the year ended 03/31/01                             --              (7.73)             (7.73)
   For the period 5/7/99 through 3/31/00                   --                 --                 --
   For the period 4/1/99 through 5/7/99 (1)                --                 --                 --
U.S. SYSTEMATIC SMID GROWTH
   2/27/04 (Commenced) to 03/31/04                         --                 --    $            --
U.S. CONVERTIBLE
   For the year ended 03/31/04                $         (0.59)                --    $         (0.59)
   For the year ended 03/31/03                          (0.71)                --              (0.71)
   For the year ended 03/31/02                          (0.74)                --              (0.74)
   For the year ended 03/31/01                          (0.66)             (1.63)             (2.29)
   For the period 5/7/99 through 3/31/00                (0.47)                --              (0.47)
   For the period 4/1/99 through 5/7/99 (1)                --                 --                 --

----------
(1)  Unaudited.
(2) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(3)  Total returns are not annualized for periods less than one year.
(4) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(5)  Net expenses include certain items not subject to expense reimbursement.
(6) The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) of the U.S. Mini Cap Growth, U.S. Large Cap Value, U.S. Large Cap Select Growth, Global Select, International Growth, Emerging Countries and U.S. High Yield Bond do not exceed 1.56%, 1.00%, 1.00%, 1.20%, 1.40%, 1.65% and 0.75% for the period 4/1/02 to
     6/30/02, 1.56%, 0.85%, 0.90%, 1.05%, 1.15%, 1.50% and 0.75% for the period
     7/1/02 to 1/21/03, 1.40%, 1.00%, 1.00%, 1.10%, 1.15%, 1.65% and 0.80% for
     the period 1/22/03 to 3/31/03, respectively. U.S. Emerging Growth, U.S. Small Cap Value, U.S. Equity Growth, Convertible, International Growth Opportunities and International Systematic had rates throughout the year of 1.25%, 1.30%, 1.00%, 1.00%, 1.40% and 1.25%, respectively.
(7) On May 18, 2001 the Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses of the U.S. Emerging Growth, excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.25% representing a .08% increase in the Fund's expense cap.
(8) Due to the realignment of the Fund's portfolio in connection with the combination with Global Technology Fund and Global HealthCare Fund, the cost of purchases of $27,251,277 and proceeds from sales of $35,006,695 have been excluded from the Portfolio Turnover calculation.
(9) The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) of the U.S. Mini Cap Growth, U.S. Emerging Growth, U.S. Large Cap Value, U.S. Large Cap Select Growth, U.S. Equity Growth, U.S. Convertible, Global Select, International Growth, International Growth Opportunities, International Systematic, and U.S. High Yield Bond do not exceed 1.40%, 1.25%, 0.75%, 1.00%, 1.00%, 1.00%, 1.10%,
     1.15%, 1.40%, 1.25%, and 0.60% for the period 4/1/03 to 7/28/03, 1.56%,
     1.48%, 0.81%, 1.12%, 1.23%, 1.02%, 1.16%, 1.41%, 1.56%, 1.39%, and 0.63%
     for the period 7/29/03 to 3/31/04, respectively. U.S. Small Cap Value and Emerging Countries do not exceed 1.30% and 1.65% for the period 4/1/03 to 7/28/03, 1.45% and 1.73% for the period 7/29/03 to 2/23/04, 1.30% and 1.65%
     for the period 2/24/04 to 3/31/04, respectively. U.S. Systematic SMID Growth will not exceed 1.33% for the period 2/24/04 to 3/31/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     RATIOS TO AVERAGE NET ASSETS (4)
                                                                                    -----------------------------------
                                                NET ASSET                                NET
                                                 VALUE,             TOTAL             INVESTMENT             TOTAL
                                                 ENDING           RETURN (3)         INCOME (LOSS)          EXPENSES
-----------------------------------------------------------------------------------------------------------------------
                                                   U.S. EQUITY FUNDS
U.S. MINI CAP GROWTH
   For the year ended 03/31/04                $         14.69             97.45%              (1.08%)              1.64%
   For the year ended 03/31/03                           7.44            (31.62%)             (1.36%)              1.75%
   For the year ended 03/31/02                          10.88             20.22%              (1.31%)              1.60%
   For the year ended 03/31/01                           9.05            (48.41%)             (0.66%)              1.62%
   For the year ended 3/31/00                           42.54            151.76%              (1.32%)              1.76%
U.S. EMERGING GROWTH
   For the year ended 03/31/04                $          9.61             52.06%              (1.04%)              1.48%
   For the year ended 03/31/03                           6.32            (34.10%)             (0.96%)              1.45%
   For the year ended 03/31/02                           9.59              0.21%              (0.46%)              1.34%
   For the year ended 03/31/01                           9.57            (49.55%)             (0.07%)              1.30%
   For the period 5/7/99 through 3/31/00                27.03             96.49%              (0.68%)              1.38%
   For the period 4/1/99 through 5/7/99 (1)             14.02              3.70%              (0.87%)              1.17%
U.S. SMALL CAP VALUE
   For the year ended 03/31/04                $         17.64             77.64%               0.18%               1.35%
   For the year ended 03/31/03                          10.23            (21.54%)              0.47%               1.54%
   For the year ended 03/31/02                          15.62             25.33%               0.79%               1.44%
U.S. LARGE CAP VALUE
   For the year ended 03/31/04                $         24.40             37.44%               1.38%               1.27%
   For the year ended 03/31/03                          18.20            (24.41%)              1.24%               1.28%
   For the year ended 03/31/02                          24.46              6.35%               0.89%               1.14%
   For the year ended 03/31/01                          23.42              8.64%               1.04%               1.21%
   For the period 5/7/99 through 3/31/00                21.74             (4.87%)              0.97%               1.26%
   For the period 4/1/99 through 5/7/99 (1)             22.99             10.00%               0.45%               2.48%
U.S. LARGE CAP SELECT GROWTH
   For the year ended 03/31/04                $         15.06             18.30%              (0.16%)              1.33%
   For the year ended 03/31/03                          12.73            (29.59%)             (0.34%)              1.27%
   For the year ended 03/31/02                          18.08            (20.04%)             (0.54%)              1.09%
   For the year ended 03/31/01                          22.61            (53.26%)             (0.51%)              1.09%
   For the period 5/7/99 through 3/31/00                49.86             70.86%              (0.44%)              1.20%
   For the period 4/1/99 through 5/7/99 (1)             29.18              8.52%              (0.40%)              0.98%
U.S. EQUITY GROWTH
   For the year ended 03/31/04                $         10.39             30.86%              (0.28%)              1.12%
   For the year ended 03/31/03                           7.94            (30.35%)             (0.72%)              1.22%
   For the year ended 03/31/02                          11.40            (16.18%)             (0.70%)              1.08%
   For the year ended 03/31/01                          13.60            (53.95%)             (0.68%)              1.03%
   For the period 5/7/99 through 3/31/00                41.51            113.48%              (0.60%)              1.09%
   For the period 4/1/99 through 5/7/99 (1)             19.44              1.41%              (0.70%)              0.99%
U.S. SYSTEMATIC SMID GROWTH
   2/27/04 (Commenced) to 03/31/04            $          9.89             (1.10%)             (0.43%)              4.39%
U.S. CONVERTIBLE
   For the year ended 03/31/04                $         23.11             34.15%               2.57%               1.10%
   For the year ended 03/31/03                          17.72            (13.69%)              3.17%               1.16%
   For the year ended 03/31/02                          21.35             (4.51%)              2.87%               1.05%
   For the year ended 03/31/01                          23.14            (25.12%)              2.40%               1.04%
   For the period 5/7/99 through 3/31/00                33.67             54.31%               2.02%               1.27%
   For the period 4/1/99 through 5/7/99 (1)             22.21              3.16%               2.15%               0.99%

                                                        RATIOS TO AVERAGE NET ASSETS (4)
                                              ----------------------------------------------------
                                                                   EXPENSES        EXPENSES NET OF        FUND'S
                                                  EXPENSE           NET OF          REIMBURSEMENT/       PORTFOLIO       NET ASSETS,
                                               REIMBURSEMENT/    REIMBURSEMENT/      RECOUPMENT           TURNOVER         ENDING
                                                RECOUPMENT         RECOUPMENT        OFFSETS (5)            RATE          (IN 000'S)
------------------------------------------------------------------------------------------------------------------------------------
                                                          U.S. EQUITY FUNDS
U.S. MINI CAP GROWTH
   For the year ended 03/31/04                          (0.07%)            1.57%              1.19%(9)            298%   $    68,876
   For the year ended 03/31/03                          (0.16%)            1.59%              1.55%(6)            164%        35,625
   For the year ended 03/31/02                          (0.03%)            1.57%              1.57%               170%        88,311
   For the year ended 03/31/01                          (0.04%)            1.58%              1.58%               118%        47,810
   For the year ended 3/31/00                           (0.19%)            1.57%              1.57%               141%        92,221
U.S. EMERGING GROWTH
   For the year ended 03/31/04                             --              1.48%              1.26%(9)            166%   $    32,095
   For the year ended 03/31/03                          (0.17%)            1.28%              1.26%(6)            118%        36,756
   For the year ended 03/31/02                          (0.12%)            1.22%              1.22%(7)            138%       173,053
   For the year ended 03/31/01                          (0.12%)            1.18%              1.18%               120%       138,022
   For the period 5/7/99 through 3/31/00                (0.19%)            1.19%              1.19%                84%       276,556
   For the period 4/1/99 through 5/7/99 (1)                --              1.17%              1.17%                18%       197,120
U.S. SMALL CAP VALUE
   For the year ended 03/31/04                          (0.01%)            1.34%              1.19%(9)            101%   $    65,791
   For the year ended 03/31/03                          (0.26%)            1.28%              1.25%(6)            109%        10,980
   For the year ended 03/31/02                          (0.14%)            1.30%              1.30%                84%        58,833
U.S. LARGE CAP VALUE
   For the year ended 03/31/04                          (0.45%)            0.82%              0.79%(9)             51%   $    12,644
   For the year ended 03/31/03                          (0.34%)            0.94%              0.93%(6)            139%        27,659
   For the year ended 03/31/02                          (0.13%)            1.01%              1.01%                99%        39,358
   For the year ended 03/31/01                          (0.19%)            1.02%              1.02%               120%        46,672
   For the period 5/7/99 through 3/31/00                (0.24%)            1.02%              1.02%               143%        23,185
   For the period 4/1/99 through 5/7/99 (1)             (1.50%)            0.98%              0.98%                 7%        27,818
U.S. LARGE CAP SELECT GROWTH
   For the year ended 03/31/04                          (0.20%)            1.13%              0.93%(9)            172%   $     3,518
   For the year ended 03/31/03                          (0.30%)            0.97%              0.95%(6)            193%        18,328
   For the year ended 03/31/02                          (0.09%)            1.00%              1.00%               224%        57,769
   For the year ended 03/31/01                          (0.09%)            1.00%              1.00%               160%        60,882
   For the period 5/7/99 through 3/31/00                (0.19%)            1.01%              1.01%               154%        37,982
   For the period 4/1/99 through 5/7/99 (1)                --              0.98%              0.98%                18%         6,043
U.S. EQUITY GROWTH
   For the year ended 03/31/04                             --              1.12%              0.73%(9)            245%   $    29,747
   For the year ended 03/31/03                          (0.20%)            1.02%              1.00%(6)            206%        42,084
   For the year ended 03/31/02                          (0.07%)            1.01%              1.01%               154%       110,347
   For the year ended 03/31/01                          (0.03%)            1.00%              1.00%               186%       113,952
   For the period 5/7/99 through 3/31/00                (0.08%)            1.01%              1.01%               110%       252,377
   For the period 4/1/99 through 5/7/99 (1)                --              0.99%              0.99%                25%       128,710
U.S. SYSTEMATIC SMID GROWTH
   2/27/04 (Commenced) to 03/31/04                      (3.04%)            1.35%              1.35%(9)             14%   $     5,347
U.S. CONVERTIBLE
   For the year ended 03/31/04                          (0.06%)            1.04%              1.00%(9)            103%   $    50,103
   For the year ended 03/31/03                          (0.15%)            1.01%              1.00%(6)            114%        44,901
   For the year ended 03/31/02                          (0.05%)            1.00%              1.00%               181%       120,359
   For the year ended 03/31/01                          (0.03%)            1.01%              1.01%               118%       126,826
   For the period 5/7/99 through 3/31/00                (0.24%)            1.03%              1.03%               149%       114,655
   For the period 4/1/99 through 5/7/99 (1)                --              0.99%              0.99%                11%        90,843

                                                 NET ASSET            NET           NET REALIZED        TOTAL FROM
                                                  VALUE,           INVESTMENT      AND UNREALIZED       INVESTMENT
                                                 BEGINNING      INCOME (LOSS) (2)   GAINS (LOSS)        OPERATIONS
---------------------------------------------------------------------------------------------------------------------
                                                 GLOBAL EQUITY FUNDS
GLOBAL SELECT
   For the year ended 03/31/04                $         10.26   $           (0.01) $          5.33    $          5.32
   For the year ended 03/31/03                          13.67               (0.02)           (3.39)             (3.41)
   For the year ended 03/31/02                          12.86               (0.06)            0.87               0.81
   For the year ended 03/31/01                          31.91               (0.06)          (10.00)            (10.06)
   For the year ended 3/31/00                           20.48               (0.21)           19.90              19.69
INTERNATIONAL GROWTH
   For the year ended 03/31/04                $         12.83   $            0.30  $          6.00    $          6.30
   For the year ended 03/31/03                          17.17                0.12            (4.46)             (4.34)
   For the year ended 03/31/02                          19.21                0.06            (2.10)             (2.04)
   For the year ended 03/31/01                          31.88                0.04           (11.29)            (11.25)
   For the period 5/7/99 through 3/31/00                20.61               (0.09)           11.38              11.29
   For the period 4/1/99 through 5/7/99 (1)             19.73               (0.02)            0.90               0.88
INTERNATIONAL GROWTH OPPORTUNITIES
   For the year ended 03/31/04                $         17.39   $            0.18  $         11.86    $         12.04
   For the year ended 03/31/03                          22.72                0.07            (5.40)             (5.33)
   For the year ended 03/31/02                          24.38                0.09            (1.75)             (1.66)
   For the year ended 03/31/01                          51.19               (0.09)          (17.92)            (18.01)
   For the period 5/7/99 through 3/31/00                22.38               (0.24)           29.26              29.02
   For the period 4/1/99 through 5/7/99 (1)             21.12               (0.01)            1.27               1.26
INTERNATIONAL SYSTEMATIC
   For the year ended 03/31/04                $          8.98   $            0.19  $          5.73    $          5.92
   For the year ended 03/31/03                          11.30                0.13            (1.56)             (1.43)
   For the year ended 03/31/02                          12.50                0.09            (1.22)             (1.13)
EMERGING COUNTRIES
   For the year ended 03/31/04                $          8.70   $            0.20  $          7.30    $          7.50
   For the year ended 03/31/03                          12.13                0.02            (3.45)             (3.43)
   For the year ended 03/31/02                          11.20                0.04             0.89               0.93
   For the year ended 03/31/01                          23.69               (0.02)          (10.84)            (10.86)
   For the period 5/7/99 through 3/31/00                15.88               (0.10)            7.91               7.81
   For the period 4/1/99 through 5/7/99 (1)             13.44               (0.02)            2.46               2.44
                                                  FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
   For the year ended 03/31/04                $          9.65   $            0.86  $          0.63    $          1.49
   For the year ended 03/31/03                           9.88                0.83            (0.23)              0.60
   For the year ended 03/31/02                          10.82                0.93            (0.91)              0.02
   For the year ended 03/31/01                          11.95                1.31            (1.22)              0.09
   For the period 5/7/99 through 3/31/00                12.58                1.05            (0.64)              0.41
   For the period 4/1/99 through 5/7/99 (1)             12.37                0.13             0.18               0.31

                                                      DISTRIBUTIONS FROM:
                                              ----------------------------------
                                                   NET               NET
                                                INVESTMENT         REALIZED             TOTAL
                                                  INCOME         CAPITAL GAINS      DISTRIBUTIONS
---------------------------------------------------------------------------------------------------
                                        GLOBAL EQUITY FUNDS
GLOBAL SELECT
   For the year ended 03/31/04                             --                 --    $            --
   For the year ended 03/31/03                             --                 --                 --
   For the year ended 03/31/02                             --                 --                 --
   For the year ended 03/31/01                             --              (8.99)             (8.99)
   For the year ended 3/31/00                              --              (8.26)             (8.26)
INTERNATIONAL GROWTH
   For the year ended 03/31/04                $         (0.04)                --    $         (0.04)
   For the year ended 03/31/03                             --                 --                 --
   For the year ended 03/31/02                             --                 --                 --
   For the year ended 03/31/01                             --              (1.42)             (1.42)
   For the period 5/7/99 through 3/31/00                (0.02)                --              (0.02)
   For the period 4/1/99 through 5/7/99 (1)                --                 --                 --
INTERNATIONAL GROWTH OPPORTUNITIES
   For the year ended 03/31/04                             --                 --    $            --
   For the year ended 03/31/03                             --                 --                 --
   For the year ended 03/31/02                             --                 --                 --
   For the year ended 03/31/01                          (0.13)             (8.67)             (8.80)
   For the period 5/7/99 through 3/31/00                   --              (0.21)             (0.21)
   For the period 4/1/99 through 5/7/99 (1)                --                 --                 --
INTERNATIONAL SYSTEMATIC
   For the year ended 03/31/04                $         (0.29)                --    $         (0.29)
   For the year ended 03/31/03                          (0.89)                --              (0.89)
   For the year ended 03/31/02                          (0.07)                --              (0.07)
EMERGING COUNTRIES
   For the year ended 03/31/04                             --                 --    $            --
   For the year ended 03/31/03                             --                 --                 --
   For the year ended 03/31/02                             --                 --                 --
   For the year ended 03/31/01                             --              (1.63)             (1.63)
   For the period 5/7/99 through 3/31/00                   --                 --                 --
   For the period 4/1/99 through 5/7/99 (1)                --                 --                 --
                                         FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
   For the year ended 03/31/04                $         (0.80)                --    $         (0.80)
   For the year ended 03/31/03                          (0.83)                --              (0.83)
   For the year ended 03/31/02                          (0.96)                --              (0.96)
   For the year ended 03/31/01                          (1.22)                --              (1.22)
   For the period 5/7/99 through 3/31/00                (1.04)                --              (1.04)
   For the period 4/1/99 through 5/7/99 (1)             (0.10)                --              (0.10)

----------
(1)  Unaudited.
(2) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(3)  Total returns are not annualized for periods less than one year.
(4) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(5)  Net expenses include certain items not subject to expense reimbursement.
(6) The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) of the U.S. Mini Cap Growth, U.S. Large Cap Value, U.S. Large Cap Select Growth, Global Select, International Growth, Emerging Countries and U.S. High Yield Bond do not exceed 1.56%, 1.00%, 1.00%, 1.20%, 1.40%, 1.65% and 0.75% for the period 4/1/02 to
     6/30/02, 1.56%, 0.85%, 0.90%, 1.05%, 1.15%, 1.50% and 0.75% for the period
     7/1/02 to 1/21/03, 1.40%, 1.00%, 1.00%, 1.10%, 1.15%, 1.65% and 0.80% for
     the period 1/22/03 to 3/31/03, respectively. U.S. Emerging Growth, U.S. Small Cap Value, U.S. Equity Growth, Convertible, International Growth Opportunities and International Systematic had rates throughout the year of 1.25%, 1.30%, 1.00%, 1.00%, 1.40% and 1.25%, respectively.
(7) On May 18, 2001 the Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses of the U.S. Emerging Growth, excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.25% representing a .08% increase in the Fund's expense cap.
(8) Due to the realignment of the Fund's portfolio in connection with the combination with Global Technology Fund and Global HealthCare Fund, the cost of purchases of $27,251,277 and proceeds from sales of $35,006,695 have been excluded from the Portfolio Turnover calculation.
(9) The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) of the U.S. Mini Cap Growth, U.S. Emerging Growth, U.S. Large Cap Value, U.S. Large Cap Select Growth, U.S. Equity Growth, U.S. Convertible, Global Select, International Growth, International Growth Opportunities, International Systematic, and U.S. High Yield Bond do not exceed 1.40%, 1.25%, 0.75%, 1.00%, 1.00%, 1.00%, 1.10%,
     1.15%, 1.40%, 1.25%, and 0.60% for the period 4/1/03 to 7/28/03, 1.56%,
     1.48%, 0.81%, 1.12%, 1.23%, 1.02%, 1.16%, 1.41%, 1.56%, 1.39%, and 0.63%
     for the period 7/29/03 to 3/31/04, respectively. U.S. Small Cap Value and Emerging Countries do not exceed 1.30% and 1.65% for the period 4/1/03 to 7/28/03, 1.45% and 1.73% for the period 7/29/03 to 2/23/04, 1.30% and 1.65%
     for the period 2/24/04 to 3/31/04, respectively. U.S. Systematic SMID Growth will not exceed 1.33% for the period 2/24/04 to 3/31/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     RATIOS TO AVERAGE NET ASSETS (4)
                                                                                    ---------------------------------
                                                NET ASSET                                NET
                                                 VALUE,               TOTAL           INVESTMENT          TOTAL
                                                 ENDING             RETURN (3)       INCOME (LOSS)       EXPENSES
---------------------------------------------------------------------------------------------------------------------
                                                  GLOBAL EQUITY FUNDS
GLOBAL SELECT
   For the year ended 03/31/04                $         15.58             51.85%             (0.05%)             1.28%
   For the year ended 03/31/03                          10.26            (24.95%)            (0.16%)             1.42%
   For the year ended 03/31/02                          13.67              6.30%             (0.43%)             1.37%
   For the year ended 03/31/01                          12.86            (36.33%)            (0.21%)             1.78%
   For the year ended 3/31/00                           31.91            110.64%             (0.81%)             1.82%
INTERNATIONAL GROWTH
   For the year ended 03/31/04                $         19.09             49.17%              1.35%              1.49%
   For the year ended 03/31/03                          12.83            (25.28%)             0.76%              1.46%
   For the year ended 03/31/02                          17.17            (10.62%)             0.32%              1.36%
   For the year ended 03/31/01                          19.21            (35.99%)             0.15%              1.32%
   For the period 5/7/99 through 3/31/00                31.88             54.78%             (0.36%)             1.38%
   For the period 4/1/99 through 5/7/99 (1)             20.61              4.46%             (0.97%)             1.39%
INTERNATIONAL GROWTH OPPORTUNITIES
   For the year ended 03/31/04                $         29.43             69.24%              0.74%              1.47%
   For the year ended 03/31/03                          17.39            (23.46%)             0.36%              1.54%
   For the year ended 03/31/02                          22.72             (6.81%)             0.40%              1.42%
   For the year ended 03/31/01                          24.38            (37.80%)            (0.24%)             1.37%
   For the period 5/7/99 through 3/31/00                51.19            130.09%             (0.73%)             1.45%
   For the period 4/1/99 through 5/7/99 (1)             22.38              5.97%             (0.37%)             1.39%
INTERNATIONAL SYSTEMATIC
   For the year ended 03/31/04                $         14.61             66.48%              1.55%              2.25%
   For the year ended 03/31/03                           8.98            (19.81%)             1.33%              2.40%
   For the year ended 03/31/02                          11.30             (9.02%)             0.88%             15.82%
EMERGING COUNTRIES
   For the year ended 03/31/04                $         16.20             86.21%              1.67%              1.89%
   For the year ended 03/31/03                           8.70            (28.28%)             0.19%              2.25%
   For the year ended 03/31/02                          12.13              8.30%              0.35%              1.89%
   For the year ended 03/31/01                          11.20            (46.75%)            (0.11%)             1.72%
   For the period 5/7/99 through 3/31/00                23.69             49.18%             (0.62%)             1.77%
   For the period 4/1/99 through 5/7/99 (1)             15.88             18.07%             (1.22%)             1.64%
                                                  FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
   For the year ended 03/31/04                $         10.34             16.67%              8.43%              0.87%
   For the year ended 03/31/03                           9.65              6.61%              8.78%              1.01%
   For the year ended 03/31/02                           9.88              0.42%              9.28%              1.03%
   For the year ended 03/31/01                          10.82              0.78%             10.75%              1.29%
   For the period 5/7/99 through 3/31/00                11.95              3.39%              9.97%              1.31%
   For the period 4/1/99 through 5/7/99 (1)             12.58              2.52%             10.66%              0.58%

                                                        RATIOS TO AVERAGE NET ASSETS (4)
                                              ----------------------------------------------------
                                                                   EXPENSES        EXPENSES NET OF        FUND'S
                                                  EXPENSE           NET OF          REIMBURSEMENT/       PORTFOLIO       NET ASSETS,
                                               REIMBURSEMENT/    REIMBURSEMENT/      RECOUPMENT           TURNOVER         ENDING
                                                RECOUPMENT         RECOUPMENT        OFFSETS (5)            RATE          (IN 000'S)
------------------------------------------------------------------------------------------------------------------------------------
                                                         GLOBAL EQUITY FUNDS
GLOBAL SELECT
   For the year ended 03/31/04                          (0.10%)            1.18%              1.01%(9)           226%    $    78,327
   For the year ended 03/31/03                          (0.27%)            1.15%              1.13%(6)           230%(8)      69,776
   For the year ended 03/31/02                          (0.14%)            1.23%              1.23%              401%         41,219
   For the year ended 03/31/01                          (0.48%)            1.30%              1.30%              440%         15,023
   For the year ended 3/31/00                           (0.49%)            1.33%              1.33%              348%         24,742
INTERNATIONAL GROWTH
   For the year ended 03/31/04                          (0.04%)            1.45%              1.19%(9)           186%    $    51,450
   For the year ended 03/31/03                          (0.21%)            1.25%              1.23%(6)           203%         88,029
   For the year ended 03/31/02                           0.01%             1.37%              1.37%              232%        214,920
   For the year ended 03/31/01                           0.08%             1.40%              1.40%              234%        215,602
   For the period 5/7/99 through 3/31/00                 0.02%             1.40%              1.40%              171%        303,536
   For the period 4/1/99 through 5/7/99 (1)                --              1.39%              1.39%               30%        117,365
INTERNATIONAL GROWTH
   OPPORTUNITIES
   For the year ended 03/31/04                             --              1.47%              1.28%(9)           124%    $    54,015
   For the year ended 03/31/03                          (0.10%)            1.44%              1.42%(6)           129%         65,351
   For the year ended 03/31/02                          (0.01%)            1.41%              1.41%              168%        144,429
   For the year ended 03/31/01                           0.05%             1.42%              1.42%              160%        193,934
   For the period 5/7/99 through 3/31/00                (0.04%)            1.41%              1.41%              151%        270,159
   For the period 4/1/99 through 5/7/99 (1)                --              1.39%              1.39%               23%         71,738
INTERNATIONAL SYSTEMATIC
   For the year ended 03/31/04                          (0.86%)            1.39%              1.35%(9)           163%    $    10,305
   For the year ended 03/31/03                          (1.19%)            1.21%              1.20%(6)           282%          5,581
   For the year ended 03/31/02                         (14.46%)            1.36%              1.36%              244%            910
EMERGING COUNTRIES
   For the year ended 03/31/04                          (0.07%)            1.82%              1.70%(9)           100%    $    19,966
   For the year ended 03/31/03                          (0.42%)            1.83%              1.80%(6)           222%         49,526
   For the year ended 03/31/02                          (0.20%)            1.69%              1.69%              260%        117,070
   For the year ended 03/31/01                          (0.04%)            1.68%              1.68%              244%        140,538
   For the period 5/7/99 through 3/31/00                (0.10%)            1.67%              1.67%              180%        300,085
   For the period 4/1/99 through 5/7/99 (1)                --              1.64%              1.64%               34%        178,902
                                                         FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
   For the year ended 03/31/04                          (0.23%)            0.64%              0.61%(9)           134%    $   102,110
   For the year ended 03/31/03                          (0.24%)            0.77%              0.77%(6)           137%        120,182
   For the year ended 03/31/02                          (0.27%)            0.76%              0.76%              113%         71,369
   For the year ended 03/31/01                          (0.53%)            0.76%              0.76%              132%         42,622
   For the period 5/7/99 through 3/31/00                (0.50%)            0.81%              0.81%              113%         21,552
   For the period 4/1/99 through 5/7/99 (1)             (0.02%)            0.56%              0.56%               25%         11,412

For a Class II share outstanding during the period indicated

                                                                                               DISTRIBUTIONS FROM:
                                                                                            -------------------------
                                   NET ASSET       NET           NET REALIZED   TOTAL FROM     NET          NET
                                     VALUE,     INVESTMENT      AND UNREALIZED  INVESTMENT  INVESTMENT    REALIZED        TOTAL
                                   BEGINNING INCOME (LOSS) (1)   GAINS (LOSS)   OPERATIONS    INCOME    CAPITAL GAINS DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                            GLOBAL FUNDS
GLOBAL SELECT
   6/30/03 (Commenced) to 03/31/04 $   12.12    $      (0.01)   $         3.47  $     3.46  $       --  $          -- $          --
INTERNATIONAL GROWTH
   6/30/03 (Commenced) to 03/31/04 $   15.10    $       0.03    $         4.02  $     4.05  $    (0.07) $          -- $       (0.07)
INTERNATIONAL GROWTH
   OPPORTUNITIES
   6/05/03 (Commenced) to 03/31/04 $   20.85    $       0.14    $         8.48  $     8.62  $       --  $          -- $          --
EMERGING COUNTRIES
   9/08/03 (Commenced) to 03/31/04 $   12.90    $       0.06    $         3.23  $     3.29  $       --  $          -- $          --
                                                         FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
   6/30/03 (Commenced) to 03/31/04 $   10.18    $       0.66    $         0.10  $     0.76  $    (0.61) $          -- $       (0.61)

----------
(1) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)  Total returns are not annualized for periods less than one year.
(3) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(4)  Net expenses include certain items not subject to expense reimbursement.

For a Class III share outstanding during the period indicated

                                                                                               DISTRIBUTIONS FROM:
                                                                                            -------------------------
                                   NET ASSET       NET           NET REALIZED   TOTAL FROM     NET          NET
                                     VALUE,     INVESTMENT      AND UNREALIZED  INVESTMENT  INVESTMENT    REALIZED        TOTAL
                                   BEGINNING INCOME (LOSS) (1)   GAINS (LOSS)   OPERATIONS    INCOME    CAPITAL GAINS DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                            GLOBAL FUNDS
INTERNATIONAL GROWTH
  10/01/03 (Commenced) to 03/31/04 $   16.19    $       0.04    $         2.93  $     2.97  $    (0.07) $          -- $       (0.07)

----------
(1) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)  Total returns are not annualized for periods less than one year.
(3) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(4)  Net expenses include certain items not subject to expense reimbursement.

For a Class IV share outstanding during the period indicated

                                                                                               DISTRIBUTIONS FROM:
                                                                                            -------------------------
                                   NET ASSET       NET           NET REALIZED   TOTAL FROM     NET          NET
                                     VALUE,     INVESTMENT      AND UNREALIZED  INVESTMENT  INVESTMENT    REALIZED        TOTAL
                                   BEGINNING INCOME (LOSS) (1)   GAINS (LOSS)   OPERATIONS    INCOME    CAPITAL GAINS DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                            GLOBAL FUNDS
INTERNATIONAL GROWTH
  10/01/03 (Commenced) to 03/31/04 $   16.19    $       0.06    $         2.93  $     2.99  $    (0.07) $          -- $       (0.07)

----------
(1) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)  Total returns are not annualized for periods less than one year.
(3) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(4)  Net expenses include certain items not subject to expense reimbursement.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              RATIOS TO AVERAGE NET ASSETS (3)
                                                         ---------------------------------------------------------------------------
                                                                                                       EXPENSES      EXPENSES NET OF
                                   NET ASSET                 NET                       EXPENSE          NET OF        REIMBURSEMENT/
                                    VALUE,     TOTAL      INVESTMENT      TOTAL     REIMBURSEMENT/   REIMBURSEMENT/    RECOUPMENT
                                    ENDING   RETURN (2)  INCOME (LOSS)   EXPENSES     RECOUPMENT       RECOUPMENT      OFFSETS (4)
------------------------------------------------------------------------------------------------------------------------------------
                                                            GLOBAL FUNDS
GLOBAL SELECT
   6/30/03 (Commenced) to 03/31/04 $   15.58      28.55%         (0.08%)     1.24%           (0.12%)           1.12%           0.94%
INTERNATIONAL GROWTH
   6/30/03 (Commenced) to 03/31/04 $   19.08      26.85%          0.19%      1.26%            0.01%            1.27%           1.08%
INTERNATIONAL GROWTH
   OPPORTUNITIES
   6/05/03 (Commenced) to 03/31/04 $   29.47      41.34%          0.66%      1.29%              --             1.29%           1.11%
EMERGING COUNTRIES
   9/08/03 (Commenced) to 03/31/04 $   16.19      25.50%          0.77%      1.56%            0.07%            1.63%           1.52%
                                                         FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
   6/30/03 (Commenced) to 03/31/04 $   10.33       8.43%          8.68%      0.82%           (0.24%)           0.58%           0.57%

                                    FUND'S
                                   PORTFOLIO      NET ASSETS,
                                    TURNOVER       ENDING
                                      RATE        (IN 000'S)
--------------------------------------------------------------
                         GLOBAL FUNDS
GLOBAL SELECT
   6/30/03 (Commenced) to 03/31/04       226%  $        35,817
INTERNATIONAL GROWTH
   6/30/03 (Commenced) to 03/31/04       186%  $        15,758
INTERNATIONAL GROWTH
   OPPORTUNITIES
   6/05/03 (Commenced) to 03/31/04       124%  $        60,394
EMERGING COUNTRIES
   9/08/03 (Commenced) to 03/31/04       123%  $        52,500
                       FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
   6/30/03 (Commenced) to 03/31/04       134%  $        68,952

                                                                              RATIOS TO AVERAGE NET ASSETS (3)
                                                         ---------------------------------------------------------------------------
                                                                                                       EXPENSES      EXPENSES NET OF
                                   NET ASSET                 NET                       EXPENSE          NET OF        REIMBURSEMENT/
                                    VALUE,     TOTAL      INVESTMENT      TOTAL     REIMBURSEMENT/   REIMBURSEMENT/    RECOUPMENT
                                    ENDING   RETURN (2)  INCOME (LOSS)   EXPENSES     RECOUPMENT       RECOUPMENT      OFFSETS (4)
------------------------------------------------------------------------------------------------------------------------------------
                                                            GLOBAL FUNDS
INTERNATIONAL GROWTH
  10/01/03 (Commenced) to 03/31/04 $   19.09      18.37%          0.40%      1.11%            0.05%            1.16%           0.94%

                                    FUND'S
                                   PORTFOLIO     NET ASSETS,
                                    TURNOVER       ENDING
                                      RATE        (IN 000'S)
--------------------------------------------------------------
                           GLOBAL FUNDS
INTERNATIONAL GROWTH
  10/01/03 (Commenced) to 03/31/04       186%  $        36,830

                                                                              RATIOS TO AVERAGE NET ASSETS (3)
                                                         ---------------------------------------------------------------------------
                                                                                                       EXPENSES      EXPENSES NET OF
                                   NET ASSET                 NET                       EXPENSE          NET OF        REIMBURSEMENT/
                                    VALUE,     TOTAL      INVESTMENT      TOTAL     REIMBURSEMENT/   REIMBURSEMENT/    RECOUPMENT
                                    ENDING   RETURN (2)  INCOME (LOSS)   EXPENSES     RECOUPMENT       RECOUPMENT      OFFSETS (4)
------------------------------------------------------------------------------------------------------------------------------------
                                                            GLOBAL FUNDS
INTERNATIONAL GROWTH
  10/01/03 (Commenced) to 03/31/04 $   19.11      18.49%          0.62%      0.97%            0.03%            1.00%           0.77%

                                    FUND'S
                                   PORTFOLIO     NET ASSETS,
                                    TURNOVER       ENDING
                                      RATE        (IN 000'S)
--------------------------------------------------------------
                           GLOBAL FUNDS
INTERNATIONAL GROWTH
  10/01/03 (Commenced) to 03/31/04       186%  $        23,719

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2004

                                                 U.S. MINI CAP    U.S. EMERGING    U.S. SMALL CAP   U.S. LARGE CAP
                                                     GROWTH           GROWTH           VALUE            VALUE
ASSETS
Investments, at value*                           $   79,760,066   $   38,176,895   $   69,556,185   $   20,834,014
Foreign currencies, at value**                               --               --               --               --
Cash                                                     14,365               --               --               --
Receivables:
  Investment securities sold                          1,837,452          787,087          332,709        3,496,221
  Capital shares sold                                    11,668            3,254           13,208           33,100
  Dividends                                               2,863            3,904           77,402           20,253
  Foreign taxes receivable                                   --               21               --               --
  Interest                                                   --               --               --               --
  From investment advisor                                    --               --               --               --
  Expense offset and other                              195,383           33,859           29,512            4,121
Other assets                                             28,032           21,854           20,978           18,275
                                                 --------------   --------------   --------------   --------------
    Total assets                                     81,849,829       39,026,874       70,029,994       24,405,984
                                                 --------------   --------------   --------------   --------------
LIABILITIES
Payables:
  Bank overdraft                                 $           --   $           --   $           --   $           --
  Investments purchased                               1,577,054          923,353          503,847               --
  Capital shares redeemed                                17,559           29,815            1,620        3,326,801
  Collateral on securities loaned                    11,192,104        1,936,781        3,620,065               --
  Dividends                                                  --               --               --               --
  Distributions fee                                          --              872               --            1,937
  To investment advisor                                  65,005           33,217           46,936            1,403
Other Liabilites                                        121,616           60,036           66,262           27,356
                                                 --------------   --------------   --------------   --------------
    Total Liabilities                                12,973,338        2,984,074        4,238,730        3,357,497
                                                 --------------   --------------   --------------   --------------
NET ASSETS                                           68,876,491       36,042,800       65,791,264       21,048,487
                                                 ==============   ==============   ==============   ==============
  * Investments, at cost                             70,037,315       31,544,107       54,517,371       16,780,339
                                                 ==============   ==============   ==============   ==============
 ** Foreign currencies, at cost                              --               --               --               --
                                                 ==============   ==============   ==============   ==============
NET ASSETS CONSIST OF:
Paid-in capital                                  $   55,679,560   $   63,336,090   $   46,769,196   $   24,309,021
Undistributed net investment income (loss)                   --               --           55,186          308,286
Accumulated net realized gain (loss) on
  investments and foreign currencies                  3,474,180      (33,926,078)       3,928,068       (7,622,495)
Net unrealized appreciation (depreciation) of
  investments and of other assets and
  liabilities denominated in foreign currencies       9,722,751        6,632,788       15,038,814        4,053,675
                                                 --------------   --------------   --------------   --------------
Net Assets applicable to all shares outstanding  $   68,876,491   $   36,042,800   $   65,791,264   $   21,048,487
                                                 ==============   ==============   ==============   ==============
Net Assets of Class I Shares                     $   68,876,491   $   32,094,580   $   65,791,264   $   12,643,598
Net Assets of Class II Shares                                --               --               --               --
Net Assets of Class III Shares                               --               --               --               --
Net Assets of Class IV Shares                                --               --               --               --
Net Assets of Class R Shares                                 --        3,948,220               --        8,404,889
                                                 ==============   ==============   ==============   ==============
Class I Shares outstanding                            4,688,956        3,339,408        3,730,169          518,139
Class II Shares outstanding                                  --               --               --               --
Class III Shares outstanding                                 --               --               --               --
Class IV Shares outstanding                                  --               --               --               --
Class R Shares outstanding                                   --          414,784               --          345,431
                                                 ==============   ==============   ==============   ==============
Net Asset Value -- Class I Share                 $        14.69   $         9.61   $        17.64   $        24.40
Net Asset Value -- Class II Share                $           --   $           --   $           --   $           --
Net Asset Value -- Class III Share               $           --   $           --   $           --   $           --
Net Asset Value -- Class IV Share                $           --   $           --   $           --   $           --
Net Asset Value -- Class R Share                 $           --   $         9.52   $           --   $        24.33
                                                 ==============   ==============   ==============   ==============

                                                 U.S. LARGE CAP    U.S. EQUITY
                                                 SELECT GROWTH        GROWTH
ASSETS
Investments, at value*                           $   14,001,796   $   32,899,421
Foreign currencies, at value**                               --               --
Cash                                                         --               --
Receivables:
  Investment securities sold                                 --          507,381
  Capital shares sold                                        --               --
  Dividends                                              15,705            7,358
  Foreign taxes receivable                                   --               --
  Interest                                                   --               --
  From investment advisor                                    --               --
  Expense offset and other                               25,576          117,001
Other assets                                             17,689           20,929
                                                 --------------   --------------
    Total assets                                     14,060,766       33,552,090
                                                 --------------   --------------
LIABILITIES
Payables:
  Bank overdraft                                 $           --   $           --
  Investments purchased                                      --          304,269
  Capital shares redeemed                                 2,840        2,412,612
  Collateral on securities loaned                       257,400        1,003,675
  Dividends                                                  --               --
  Distributions fee                                       2,362               --
  To investment advisor                                  17,237           23,601
Other Liabilites                                         33,866           61,362
                                                 --------------   --------------
    Total Liabilities                                   313,705        3,805,519
                                                 --------------   --------------
NET ASSETS                                           13,747,061       29,746,571
                                                 ==============   ==============
  * Investments, at cost                             12,076,820       27,642,485
                                                 ==============   ==============
 ** Foreign currencies, at cost                              --               --
                                                 ==============   ==============
NET ASSETS CONSIST OF:
Paid-in capital                                  $  119,310,759   $   42,810,558
Undistributed net investment income (loss)                   --               --
Accumulated net realized gain (loss) on
  investments and foreign currencies               (107,488,674)     (18,320,923)
Net unrealized appreciation (depreciation) of
  investments and of other assets and
  liabilities denominated in foreign currencies       1,924,976        5,256,936
                                                 --------------   --------------
Net Assets applicable to all shares outstanding  $   13,747,061   $   29,746,571
                                                 ==============   ==============
Net Assets of Class I Shares                     $    3,518,063   $   29,746,571
Net Assets of Class II Shares                                --               --
Net Assets of Class III Shares                               --               --
Net Assets of Class IV Shares                                --               --
Net Assets of Class R Shares                         10,228,998               --
                                                 ==============   ==============
Class I Shares outstanding                              233,572        2,862,909
Class II Shares outstanding                                  --               --
Class III Shares outstanding                                 --               --
Class IV Shares outstanding                                  --               --
Class R Shares outstanding                              686,611               --
                                                 ==============   ==============
Net Asset Value -- Class I Share                 $        15.06   $        10.39
Net Asset Value -- Class II Share                $           --   $           --
Net Asset Value -- Class III Share               $           --   $           --
Net Asset Value -- Class IV Share                $           --   $           --
Net Asset Value -- Class R Share                 $        14.90   $           --
                                                 ==============   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                 U.S. SYSTEMATIC                          GLOBAL       INTERNATIONAL
                                                   SMID GROWTH     U.S. CONVERTIBLE       SELECT           GROWTH
ASSETS
Investments, at value*                           $     5,437,381   $     51,578,596   $  122,738,751   $ 145,515,972
Foreign currencies, at value**                                --                 --            4,264           1,325
Cash                                                          --                 --               --              --
Receivables:
  Investment securities sold                             185,463            466,115        4,501,604       2,063,847
  Capital shares sold                                        696                 --           83,534          40,417
  Dividends                                                2,576             21,399          162,791         508,995
  Foreign taxes receivable                                    --                 --           19,008         105,560
  Interest                                                    --            182,357               --              --
  From investment advisor                                  6,693                 --               --              --
  Expense offset and other                                    20              2,978           75,722         140,361
Other assets                                               3,556             11,020           21,955          36,000
                                                 ---------------   ----------------   --------------   -------------
    Total assets                                       5,636,385         52,262,465      127,607,629     148,412,477
                                                 ---------------   ----------------   --------------   -------------
LIABILITIES
Payables:
  Bank overdraft                                 $            --   $             --   $           --   $          --
  Investments purchased                                  279,883            322,471        5,028,789       3,342,158
  Capital shares redeemed                                     --            160,913        3,452,440          58,701
  Collateral on securities loaned                             --          1,604,080        4,781,813       7,733,459
  Dividends                                                   --                325               --              --
  Distributions fee                                           --                 --               --           2,047
  To investment advisor                                       --             24,101           64,049          76,742
Other Liabilites                                           9,196             47,769          136,650         206,128
                                                 ---------------   ----------------   --------------   -------------
    Total Liabilities                                    289,079          2,159,659       13,463,741      11,419,235
                                                 ---------------   ----------------   --------------   -------------
NET ASSETS                                             5,347,306         50,102,806      114,143,888     136,993,242
                                                 ===============   ================   ==============   =============
  * Investments, at cost                               5,418,018         43,277,586      105,637,206     124,094,049
                                                 ===============   ================   ==============   =============
 ** Foreign currencies, at cost                               --                 --            4,248           1,262
                                                 ===============   ================   ==============   =============
NET ASSETS CONSIST OF:
Paid-in capital                                  $     5,332,168   $     56,001,605   $  103,265,742   $ 142,336,132
Undistributed net investment income (loss)                    --                340         (140,311)        (16,421)
Accumulated net realized gain (loss) on
  investments and foreign currencies                      (4,225)       (14,200,149)      (6,080,941)    (26,767,273)
Net unrealized appreciation (depreciation) of
  investments and of other assets and
  liabilities denominated in foreign currencies           19,363          8,301,010       17,099,398      21,440,804
                                                 ---------------   ----------------   --------------   -------------
Net Assets applicable to all shares outstanding  $     5,347,306   $     50,102,806   $  114,143,888   $  136,993,242
                                                 ===============   ================   ==============   =============
Net Assets of Class I Shares                     $     5,347,306   $     50,102,806   $   78,326,513   $  51,450,212
Net Assets of Class II Shares                                 --                 --       35,817,375      15,758,322
Net Assets of Class III Shares                                --                 --               --      36,829,863
Net Assets of Class IV Shares                                 --                 --               --      23,718,618
Net Assets of Class R Shares                                  --                 --               --       9,236,227
                                                 ===============   ================   ==============   =============
Class I Shares outstanding                               540,645          2,167,917        5,027,541       2,694,516
Class II Shares outstanding                                   --                 --        2,299,209         825,784
Class III Shares outstanding                                  --                 --               --       1,928,808
Class IV Shares outstanding                                   --                 --               --       1,241,199
Class R Shares outstanding                                    --                 --               --         488,018
                                                 ===============   ================   ==============   =============
Net Asset Value -- Class I Share                 $          9.89   $          23.11   $        15.58   $       19.09
Net Asset Value -- Class II Share                $            --   $             --   $        15.58   $       19.08
Net Asset Value -- Class III Share               $            --   $             --   $           --   $       19.09
Net Asset Value -- Class IV Share                $            --   $             --   $           --   $       19.11
Net Asset Value -- Class R Share                 $            --   $             --   $           --   $       18.93
                                                 ===============   ================   ==============   =============

                                                 INTERNATIONAL
                                                     GROWTH       INTERNATIONAL       EMERGING      U.S. HIGH YIELD
                                                 OPPORTUNITIES      SYSTEMATIC       COUNTRIES           BOND
ASSETS
Investments, at value*                           $  126,275,508   $   11,094,064   $   72,890,104   $   171,362,079
Foreign currencies, at value**                        1,071,662               --          912,957                --
Cash                                                         --               --               --                --
Receivables:
  Investment securities sold                          4,070,306        2,439,075          316,218         1,506,108
  Capital shares sold                                        --        1,000,000          195,095           142,769
  Dividends                                             508,747           67,089          282,746                --
  Foreign taxes receivable                               57,304            3,853              588                --
  Interest                                                   --               --               --         3,760,324
  From investment advisor                                    --               --               --                --
  Expense offset and other                               58,320              467           41,713             5,635
Other assets                                             20,554            2,629           15,756            31,131
                                                 --------------   --------------   --------------   ---------------
    Total assets                                    132,062,401       14,607,177       74,655,177       176,808,046
                                                 --------------   --------------   --------------   ---------------
LIABILITIES
Payables:
  Bank overdraft                                 $           --   $           --   $           --   $            --
  Investments purchased                               5,295,934        3,402,210            2,528         5,364,164
  Capital shares redeemed                                    --               --           11,933           191,359
  Collateral on securities loaned                    12,145,374          878,735        1,980,930                --
  Dividends                                                  --               --               --                --
  Distributions fee                                          --               --               --                --
  To investment advisor                                  82,227            4,021           66,676            40,394
Other Liabilites                                        129,176           17,150          126,738           150,842
                                                 --------------   --------------   --------------   ---------------
    Total Liabilities                                17,652,711        4,302,116        2,188,805         5,746,759
                                                 --------------   --------------   --------------   ---------------
NET ASSETS                                          114,409,690       10,305,061       72,466,372       171,061,287
                                                 ==============   ==============   ==============   ===============
  * Investments, at cost                             99,602,264        9,744,874       51,117,750       163,153,791
                                                 ==============   ==============   ==============   ===============
 ** Foreign currencies, at cost                       1,031,271               --          897,591                --
                                                 ==============   ==============   ==============   ===============
NET ASSETS CONSIST OF:
Paid-in capital                                  $  170,883,192   $    9,452,072   $   76,137,482   $   168,667,612
Undistributed net investment income (loss)              244,443           70,290          621,348           144,172
Accumulated net realized gain (loss) on
  investments and foreign currencies                (83,444,717)        (567,584)     (26,085,206)       (5,958,785)
Net unrealized appreciation (depreciation) of
  investments and of other assets and
  liabilities denominated in foreign currencies      26,726,772        1,350,283       21,792,748         8,208,288
                                                 --------------   --------------   --------------   ---------------
Net Assets applicable to all shares outstanding  $  114,409,690   $   10,305,061   $   72,466,372   $   171,061,287
                                                 ==============   ==============   ==============   ===============
Net Assets of Class I Shares                     $   54,015,211   $   10,305,061   $   19,966,438   $   102,109,599
Net Assets of Class II Shares                        60,394,479               --       52,499,934        68,951,688
Net Assets of Class III Shares                               --               --               --                --
Net Assets of Class IV Shares                                --               --               --                --
Net Assets of Class R Shares                                 --               --               --                --
                                                 ==============   ==============   ==============   ===============
Class I Shares outstanding                            1,835,091          705,162        1,232,759         9,875,281
Class II Shares outstanding                           2,049,271               --        3,242,301         6,677,688
Class III Shares outstanding                                 --               --               --                --
Class IV Shares outstanding                                  --               --               --                --
Class R Shares outstanding                                   --               --               --                --
                                                 ==============   ==============   ==============   ===============
Net Asset Value -- Class I Share                 $        29.43   $        14.61   $        16.20   $         10.34
Net Asset Value -- Class II Share                $        29.47   $           --   $        16.19   $         10.33
Net Asset Value -- Class III Share               $           --   $           --   $           --   $            --
Net Asset Value -- Class IV Share                $           --   $           --   $           --   $            --
Net Asset Value -- Class R Share                 $           --   $           --   $           --   $            --
                                                 ==============   ==============   ==============   ===============

STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2004

                                                 U.S. MINI CAP    U.S. EMERGING    U.S. SMALL CAP   U.S. LARGE CAP
                                                     GROWTH           GROWTH           VALUE            VALUE
INVESTMENT INCOME
Dividends, net of foreign taxes*                 $       63,481   $       75,895   $      608,906   $      518,924
Interest                                                  9,272           11,960               --               --
Securities lending                                       10,305            8,498               36                3
                                                 --------------   --------------   --------------   --------------
  Total Income                                           83,058           96,353          608,942          518,927
                                                 --------------   --------------   --------------   --------------
EXPENSES
Advisory fee                                            767,627          322,665          329,325          107,968
Accounting and administration fees                       76,462           40,039           44,541           26,888
Custodian fees                                           73,367           62,572           22,731           26,712
Transfer agent fees and expenses                         33,844           29,937           27,908           29,056
Shareholder servicing fees                               99,791           64,998           57,083           51,414
Administrative services fees                             92,115           51,626           52,692           28,791
Professional fees                                        33,675           10,366           17,577            9,467
Shareholder reporting                                    24,128           18,101           15,268           16,011
Registration fees                                        29,253           22,794           12,008           16,225
Trustees' fees and expenses                               8,638            7,201            4,210            3,237
Interest and credit facility fee                          2,736            2,458            1,467            1,360
Insurance                                                 5,766            2,834            3,423            1,384
Miscellaneous                                            10,171            8,495            6,171            7,022
                                                 --------------   --------------   --------------   --------------
    Total Expenses                                    1,257,573          644,086          594,404          325,535
Expenses (reimbursed)/recouped                          (54,589)              --           (3,843)        (108,482)
Expense offset                                         (288,907)         (91,483)         (61,337)          (6,412)
                                                 --------------   --------------   --------------   --------------
  Net Expenses                                          914,077          552,603          529,224          210,641
                                                 --------------   --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)                           (831,019)        (456,250)          79,718          308,286
                                                 --------------   --------------   --------------   --------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain from:
  Investments                                        37,785,454       10,945,194        6,083,730        2,036,857
  Foreign currency transactions                              --               --               --               --
                                                 --------------   --------------   --------------   --------------
    Net realized gain (loss)                         37,785,454       10,945,194        6,083,730        2,036,857
                                                 --------------   --------------   --------------   --------------
Change in unrealized depreciation of:
  Investments                                         7,991,605        7,023,694       15,123,825        6,130,411
  Other assets and liabilities denominated
   in foreign currencies                                     --               --               --               --
                                                 --------------   --------------   --------------   --------------
    Net unrealized appreciation (depreciation)        7,991,605        7,023,694       15,123,825        6,130,411
                                                 --------------   --------------   --------------   --------------
NET GAIN ON INVESTMENTS                              45,777,059       17,968,888       21,207,555        8,167,268
                                                 --------------   --------------   --------------   --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                      $   44,946,040   $   17,512,638   $   21,287,273   $    8,475,554
                                                 ==============   ==============   ==============   ==============
  * Foreign taxes withheld                       $           --   $          201   $           --   $           --
                                                 --------------   --------------   --------------   --------------

                                                 U.S. LARGE CAP    U.S. EQUITY
                                                 SELECT GROWTH        GROWTH
INVESTMENT INCOME
Dividends, net of foreign taxes*                 $      186,400   $      196,387
Interest                                                    160            2,750
Securities lending                                           --            1,014
                                                 --------------   --------------
  Total Income                                          186,560          200,151
                                                 --------------   --------------
EXPENSES
Advisory fee                                            108,229          268,072
Accounting and administration fees                       20,880           38,934
Custodian fees                                           26,585           28,361
Transfer agent fees and expenses                         28,997           31,045
Shareholder servicing fees                               62,215           35,747
Administrative services fees                             36,076           31,275
Professional fees                                         6,674           15,903
Shareholder reporting                                    23,776           15,405
Registration fees                                        15,514           15,030
Trustees' fees and expenses                               3,748            6,219
Interest and credit facility fee                          1,358            2,192
Insurance                                                 1,526            3,148
Miscellaneous                                             7,730            8,144
                                                 --------------   --------------
    Total Expenses                                      343,308          499,475
Expenses (reimbursed)/recouped                          (44,721)              --
Expense offset                                          (48,564)        (174,040)
                                                 --------------   --------------
  Net Expenses                                          250,023          325,435
                                                 --------------   --------------
NET INVESTMENT INCOME (LOSS)                            (63,463)        (125,284)
                                                 --------------   --------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain from:
  Investments                                         3,077,381       10,589,305
  Foreign currency transactions                              --               --
                                                 --------------   --------------
    Net realized gain (loss)                          3,077,381       10,589,305
                                                 --------------   --------------
Change in unrealized depreciation of:
  Investments                                         1,280,165        1,670,436
  Other assets and liabilities denominated
   in foreign currencies                                     --               --
                                                 --------------   --------------
    Net unrealized appreciation (depreciation)        1,280,165        1,670,436
                                                 --------------   --------------
NET GAIN ON INVESTMENTS                               4,357,546       12,259,741
                                                 --------------   --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                      $    4,294,083   $   12,134,457
                                                 ==============   ==============
  * Foreign taxes withheld                       $        1,017   $           --
                                                 --------------   --------------

----------
(1) Commenced operations on 2/27/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                 U.S. SYSTEMATIC                         GLOBAL        INTERNATIONAL
                                                 SMID GROWTH(1)    U.S. CONVERTIBLE      SELECT           GROWTH
INVESTMENT INCOME
Dividends, net of foreign taxes*                 $         2,763   $        825,355   $      879,403   $    2,324,581
Interest                                                      --            866,054            4,235            1,122
Securities lending                                            --                108              130            1,834
                                                 ---------------   ----------------   --------------   --------------
  Total Income                                             2,763          1,691,517          883,768        2,327,537
                                                 ---------------   ----------------   --------------   --------------
EXPENSES
Advisory fee                                               2,090            260,399          606,834          585,059
Accounting and administration fees                           300             49,061           92,191           80,796
Custodian fees                                             4,000             26,968          137,060          182,960
Transfer agent fees and expenses                           1,800             29,399           53,007           34,918
Shareholder servicing fees                                   299             47,345           68,138          255,782
Administrative services fees                                 299             47,345           60,985          229,985
Professional fees                                          1,369             16,283           55,646           67,209
Shareholder reporting                                        991             16,889           61,436           73,097
Registration fees                                            488              5,845           12,162           24,590
Trustees' fees and expenses                                  313              6,194           11,891           17,435
Interest and credit facility fee                              93              2,277            3,683            4,029
Insurance                                                     --              3,099            6,083            9,207
Miscellaneous                                              1,106              8,810           16,464           24,922
                                                 ---------------   ----------------   --------------   --------------
    Total Expenses                                        13,148            519,914        1,185,580        1,589,989
Expenses (reimbursed)/recouped                            (9,082)           (30,303)         (95,040)         (11,722)
Expense offset                                               (20)           (15,761)        (155,027)        (278,606)
                                                 ---------------   ----------------   --------------   --------------
  Net Expenses                                             4,046            473,850          935,513        1,299,661
                                                 ---------------   ----------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)                              (1,283)         1,217,667          (51,745)       1,027,876
                                                 ---------------   ----------------   --------------   --------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain from:
  Investments                                             (4,225)         4,847,891       21,877,600       24,065,249
  Foreign currency transactions                               --                 --         (239,264)        (662,007)
                                                 ---------------   ----------------   --------------   --------------
    Net realized gain (loss)                              (4,225)         4,847,891       21,638,336       23,403,242
                                                 ---------------   ----------------   --------------   --------------
Change in unrealized depreciation of:
  Investments                                             19,363          7,377,158       15,004,200       22,575,184
  Other assets and liabilities denominated
   in foreign currencies                                      --                 --              122           (2,729)
                                                 ---------------   ----------------   --------------   --------------
    Net unrealized appreciation (depreciation)            19,363          7,377,158       15,004,322       22,572,455
                                                 ---------------   ----------------   --------------   --------------
NET GAIN ON INVESTMENTS                                   15,138         12,225,049       36,642,658       45,975,697
                                                 ---------------   ----------------   --------------   --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                      $        13,855   $     13,442,716   $   36,590,913   $   47,003,573
                                                 ===============   ================   ==============   ==============
  * Foreign taxes withheld                       $            --   $             --   $       41,626   $      286,914
                                                 ---------------   ----------------   --------------   --------------

                                              INTERNATIONAL GROWTH  INTERNATIONAL     EMERGING       U.S. HIGH YIELD
                                                 OPPORTUNITIES       SYSTEMATIC       COUNTRIES           BOND
INVESTMENT INCOME
Dividends, net of foreign taxes*                 $    1,828,781     $     220,571   $    1,629,869   $            --
Interest                                                    201                35               --        14,171,308
Securities lending                                        3,871                21              387                --
                                                 --------------     -------------   --------------   ---------------
  Total Income                                        1,832,853           220,627        1,630,256        14,171,308
                                                 --------------     -------------   --------------   ---------------
EXPENSES
Advisory fee                                            661,064            37,994          476,282           631,038
Accounting and administration fees                       80,085             4,635           58,166           171,891
Custodian fees                                          191,700            65,682          113,938            41,023
Transfer agent fees and expenses                         34,812            23,250           33,538            51,399
Shareholder servicing fees                              120,105            13,678           95,368           111,191
Administrative services fees                            117,026            12,918           92,982           100,421
Professional fees                                        48,164             3,379           46,095            93,069
Shareholder reporting                                    35,188             2,206           27,798            67,304
Registration fees                                         9,309             1,630           10,209            13,359
Trustees' fees and expenses                              11,397               630            7,985            19,263
Interest and credit facility fee                          3,318               370            3,380             6,764
Insurance                                                 6,462               494            3,685            11,066
Miscellaneous                                            17,242             3,869            8,684            24,159
                                                 --------------     -------------   --------------   ---------------
    Total Expenses                                    1,335,872           170,735          978,110         1,341,947
Expenses (reimbursed)/recouped                               --           (65,528)          (5,748)         (369,494)
Expense offset                                         (180,824)           (2,620)         (63,282)          (28,216)
                                                 --------------     -------------   --------------   ---------------
  Net Expenses                                        1,155,048           102,587          909,080           944,237
                                                 --------------     -------------   --------------   ---------------
NET INVESTMENT INCOME (LOSS)                            677,805           118,040          721,176        13,227,071
                                                 --------------     -------------   --------------   ---------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain from:
  Investments                                        18,995,467         1,796,032        9,812,536         5,562,753
  Foreign currency transactions                        (318,870)          (12,683)         (56,936)               --
                                                 --------------     -------------   --------------   ---------------
    Net realized gain (loss)                         18,676,597         1,783,349        9,755,600         5,562,753
                                                 --------------     -------------   --------------   ---------------
Change in unrealized depreciation of:
  Investments                                        27,043,461         1,822,787       22,282,199         5,159,984
  Other assets and liabilities denominated
   in foreign currencies                                 39,656               864           39,039                --
                                                 --------------     -------------   --------------   ---------------
    Net unrealized appreciation (depreciation)       27,083,117         1,823,651       22,321,238         5,159,984
                                                 --------------     -------------   --------------   ---------------
NET GAIN ON INVESTMENTS                              45,759,714         3,607,000       32,076,838        10,722,737
                                                 --------------     -------------   --------------   ---------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                      $   46,437,519     $   3,725,040   $   32,798,014   $    23,949,808
                                                 ==============     =============   ==============   ===============
  * Foreign taxes withheld                       $      200,096     $      24,149   $      186,489   $            --
                                                 --------------     -------------   --------------   ---------------

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED MARCH 31

                                                 U.S. MINI CAP GROWTH                U.S. EMERGING GROWTH
                                           ---------------------------------------------------------------------
                                                2004              2003              2004              2003
                                           ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             $      (831,019)  $      (693,511)  $      (456,250)  $    (1,078,446)
  Net realized gain (loss)                      37,785,454       (10,966,645)       10,945,194       (37,914,813)
  Net unrealized appreciation
    (depreciation)                               7,991,605       (13,360,080)        7,023,694       (16,855,667)
                                           ---------------   ---------------   ---------------   ---------------
    Net increase (decrease) in net
      assets from investment operations         44,946,040       (25,020,236)       17,512,638       (55,848,926)
                                           ---------------   ---------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            --                --                --                --
  From net realized gains                               --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------
    Total distributions                                 --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class I                                     54,475,831        11,668,360        11,253,913         8,440,975
    Class R                                             --                --         1,179,622         1,339,322
  Distributions reinvested
    Class I                                             --                --                --                --
    Class R                                             --                --                --                --
  Cost of shares redeemed
    Class I                                    (66,169,978)      (39,334,576)      (32,008,789)      (90,421,686)
    Class R                                             --                --        (1,529,721)       (1,525,264)
                                           ---------------   ---------------   ---------------   ---------------
    Net increase (decrease) in net assets
      from share transactions                  (11,694,147)      (27,666,216)      (21,104,975)      (82,166,653)
                                           ---------------   ---------------   ---------------   ---------------
    Net Increase (Decrease) in Net Assets       33,251,893       (52,686,452)       (3,592,337)     (138,015,579)
NET ASSETS
  Beginning                                     35,624,598        88,311,050        39,635,137       177,650,716
                                           ---------------   ---------------   ---------------   ---------------
  Ending                                   $    68,876,491   $    35,624,598   $    36,042,800   $    39,635,137
                                           ===============   ===============   ===============   ===============
Undistributed net investment income,
  ending                                   $            --   $            --   $            --   $            --
                                           ===============   ===============   ===============   ===============
CLASS I -- CAPITAL SHARE ACTIVITY
  Shares sold                                    5,105,054         1,435,876         1,534,091         1,088,572
  Distributions reinvested                              --                --                --                --
  Shares redeemed                               (5,202,821)       (4,764,230)       (4,012,939)      (13,312,953)
                                           ---------------   ---------------   ---------------   ---------------
  Net Class I Share Activity                       (97,767)       (3,328,354)       (2,478,848)      (12,224,381)
                                           ===============   ===============   ===============   ===============
CLASS R -- CAPITAL SHARE ACTIVITY
  Shares sold                                           --                --           139,728           182,675
  Distributions reinvested                              --                --                --                --
  Shares redeemed                                       --                --          (183,884)         (205,556)
                                           ===============   ===============   ===============   ===============
  Net Class R Share Activity                            --                --           (44,156)          (22,881)
                                           ===============   ===============   ===============   ===============

                                                 U.S. SMALL CAP VALUE
                                           ---------------------------------
                                                2004              2003
                                           ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             $        79,718   $       115,809
  Net realized gain (loss)                       6,083,730          (538,307)
  Net unrealized appreciation
    (depreciation)                              15,123,825        (8,339,563)
                                           ---------------   ---------------
    Net increase (decrease) in net
      assets from investment operations         21,287,273        (8,762,061)
                                           ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                       (58,291)         (103,762)
  From net realized gains                       (1,558,819)       (1,777,522)
                                           ---------------   ---------------
    Total distributions                         (1,617,110)       (1,881,284)
                                           ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class I                                     38,131,382        11,058,032
    Class R                                             --                --
  Distributions reinvested
    Class I                                      1,473,567         1,879,944
    Class R                                             --                --
  Cost of shares redeemed
    Class I                                     (4,463,749)      (50,147,772)
    Class R                                             --                --
                                           ---------------   ---------------
    Net increase (decrease) in net assets
      from share transactions                   35,141,200       (37,209,796)
                                           ---------------   ---------------
    Net Increase (Decrease) in Net Assets       54,811,363       (47,853,141)
NET ASSETS
  Beginning                                     10,979,901        58,833,042
                                           ---------------   ---------------
  Ending                                   $    65,791,264   $    10,979,901
                                           ===============   ===============
Undistributed net investment income,
  ending                                   $        55,186   $        58,295
                                           ===============   ===============
CLASS I -- CAPITAL SHARE ACTIVITY
  Shares sold                                    2,859,617           774,483
  Distributions reinvested                          93,264           171,841
  Shares redeemed                                 (295,642)       (3,638,944)
                                           ---------------   ---------------
  Net Class I Share Activity                     2,657,239        (2,692,620)
                                           ===============   ===============
CLASS R -- CAPITAL SHARE ACTIVITY
  Shares sold                                           --                --
  Distributions reinvested                              --                --
  Shares redeemed                                       --                --
                                           ===============   ===============
  Net Class R Share Activity                            --                --
                                           ===============   ===============

----------
(1) Commenced operations on 2/27/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                 U.S. LARGE CAP VALUE            U.S. LARGE CAP SELECT GROWTH
                                           ---------------------------------------------------------------------
                                                2004              2003              2004              2003
                                           ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             $       308,286   $       518,003   $       (63,463)  $      (281,622)
  Net realized gain (loss)                       2,036,857        (7,113,597)        3,077,381       (20,782,303)
  Net unrealized appreciation
    (depreciation)                               6,130,411        (7,331,775)        1,280,165        (6,331,873)
                                           ---------------   ---------------   ---------------   ---------------
    Net increase (decrease) in net
      assets from investment operations          8,475,554       (13,927,369)        4,294,083       (27,395,798)
                                           ---------------   ---------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                      (518,008)         (508,667)               --                --
  From net realized gains                               --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------
    Total distributions                           (518,008)         (508,667)               --                --
                                           ---------------   ---------------   ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class I                                      7,248,568        14,654,872         1,400,861         5,181,870
    Class R                                        970,722         1,748,375         1,503,639         5,555,103
  Distributions reinvested
    Class I                                        336,468           383,704                --                --
    Class R                                        181,381           114,832                --                --
  Cost of shares redeemed
    Class I                                    (28,279,823)      (15,177,108)      (18,861,142)      (28,865,061)
    Class R                                     (1,774,921)       (3,661,668)       (1,969,935)      (23,251,903)
                                           ---------------   ---------------   ---------------   ---------------
    Net increase (decrease) in net assets
      from share transactions                  (21,317,605)       (1,936,993)      (17,926,577)      (41,379,991)
                                           ---------------   ---------------   ---------------   ---------------
    Net Increase (Decrease) in Net Assets      (13,360,059)      (16,373,029)      (13,632,494)      (68,775,789)
NET ASSETS
  Beginning                                     34,408,546        50,781,575        27,379,555        96,155,344
                                           ---------------   ---------------   ---------------   ---------------
  Ending                                   $    21,048,487   $    34,408,546   $    13,747,061   $    27,379,555
                                           ===============   ===============   ===============   ===============
Undistributed net investment income,
  ending                                   $       308,286   $       518,007   $            --   $            --
                                           ===============   ===============   ===============   ===============
CLASS I -- CAPITAL
  SHARE ACTIVITY
  Shares sold                                      316,713           674,339            97,300           376,371
  Distributions reinvested                          15,061            19,359                --                --
  Shares redeemed                               (1,333,258)         (783,019)       (1,304,016)       (2,131,229)
                                           ---------------   ---------------   ---------------   ---------------
  Net Class I Share Activity                    (1,001,484)          (89,321)       (1,206,716)       (1,754,858)
                                           ===============   ===============   ===============   ===============
CLASS R -- CAPITAL
  SHARE ACTIVITY
  Shares sold                                       44,394            88,765           104,959           398,538
  Distributions reinvested                           8,137             5,805                --                --
  Shares redeemed                                  (78,872)         (191,075)         (136,216)       (1,817,930)
                                           ===============   ===============   ===============   ===============
  Net Class R Share Activity                       (26,341)          (96,505)          (31,257)       (1,419,392)
                                           ===============   ===============   ===============   ===============

                                                  U.S. EQUITY GROWTH            U.S. SYSTEMATIC SMID GROWTH(1)
                                           ---------------------------------------------------------------------
                                                2004              2003              2004              2003
                                           ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             $      (125,284)  $      (530,748)  $        (1,283)  $            --
  Net realized gain (loss)                      10,589,305       (23,863,890)           (4,225)               --
  Net unrealized appreciation
    (depreciation)                               1,670,436        (8,274,469)           19,363                --
                                           ---------------   ---------------   ---------------   ---------------
    Net increase (decrease) in net
      assets from investment operations         12,134,457       (32,669,107)           13,855                --
                                           ---------------   ---------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            --                --                --                --
  From net realized gains                               --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------
    Total distributions                                 --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class I                                      3,124,845        10,632,435         5,333,451                --
    Class R                                             41             4,469                --                --
  Distributions reinvested
    Class I                                             --                --                --                --
    Class R                                             --                --                --                --
  Cost of shares redeemed
    Class I                                    (27,596,227)      (46,230,038)               --                --
    Class R                                         (4,185)           (9,860)               --                --
                                           ---------------   ---------------   ---------------   ---------------
    Net increase (decrease) in net assets
      from share transactions                  (24,475,526)      (35,602,994)        5,333,451                --
                                           ---------------   ---------------   ---------------   ---------------
    Net Increase (Decrease) in Net Assets      (12,341,069)      (68,272,101)        5,347,306                --
NET ASSETS
  Beginning                                     42,087,640       110,359,741                --                --
                                           ---------------   ---------------   ---------------   ---------------
  Ending                                   $    29,746,571   $    42,087,640   $     5,347,306   $            --
                                           ===============   ===============   ===============   ===============
Undistributed net investment income,
  ending                                   $            --   $            --   $            --   $            --
                                           ===============   ===============   ===============   ===============
CLASS I -- CAPITAL
  SHARE ACTIVITY
  Shares sold                                      340,353         1,238,125           540,645                --
  Distributions reinvested                              --                --                --                --
  Shares redeemed                               (2,777,862)       (5,615,141)               --                --
                                           ---------------   ---------------   ---------------   ---------------
  Net Class I Share Activity                    (2,437,509)       (4,377,016)          540,645                --
                                           ===============   ===============   ===============   ===============
CLASS R -- CAPITAL
  SHARE ACTIVITY
  Shares sold                                            4               525                --                --
  Distributions reinvested                              --                --                --                --
  Shares redeemed                                     (467)           (1,216)               --                --
                                           ===============   ===============   ===============   ===============
  Net Class R Share Activity                          (463)             (691)               --                --
                                           ===============   ===============   ===============   ===============

                                                   U.S. CONVERTIBLE                     GLOBAL SELECT
                                           ---------------------------------------------------------------------
                                                2004              2003              2004              2003
                                           ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  INVESTMENT OPERATIONS:
  Net investment income (loss)             $     1,217,667   $     2,258,095   $       (51,745)  $       (80,350)
  Net realized gain (loss)                       4,847,891       (14,703,727)       21,638,336       (11,945,706)
  Net unrealized appreciation
    (depreciation)                               7,377,158        (4,051,222)       15,004,322          (782,702)
                                           ---------------   ---------------   ---------------   ---------------
    Net increase (decrease)in net assets
      from investment operations                13,442,716       (16,496,854)       36,590,913       (12,808,758)
                                           ---------------   ---------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                    (1,328,041)       (2,506,882)               --                --
  From net realized gains                               --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------
    Total distributions                         (1,328,041)       (2,506,882)               --                --
                                           ---------------   ---------------   ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class I                                     13,773,947         7,960,659        30,115,574        43,789,347
    Class II                                            --                --        29,015,479                --
    Class III                                           --                --                --                --
    Class IV                                            --                --                --                --
    Class R                                             --                --                --                --
  Distributions reinvested
    Class I                                      1,094,960         2,286,697                --                --
    Class II                                            --                --                --                --
    Class III                                           --                --                --                --
    Class IV                                            --                --                --                --
    Class R                                             --                --                --                --
  Cost of shares redeemed
    Class I                                    (21,782,247)      (66,700,757)      (51,140,124)      (25,637,395)
    Class II                                            --                --          (213,688)               --
    Class III                                           --                --                --                --
    Class IV                                            --                --                --                --
    Class R                                             --                --                --              (150)
    Net assets received in conjunction
      with merger agreement                             --                --                --        23,213,633
                                           ---------------   ---------------   ---------------   ---------------
    Net increase (decrease) in net assets
      from share transactions                   (6,913,340)      (56,453,401)        7,777,241        41,365,435
                                           ---------------   ---------------   ---------------   ---------------
    Net Increase (Decrease) in Net Assets        5,201,335       (75,457,137)       44,368,154        28,556,677
NET ASSETS
  Beginning                                     44,901,471       120,358,608        69,775,734        41,219,057
                                           ---------------   ---------------   ---------------   ---------------
  Ending                                   $    50,102,806   $    44,901,471   $   114,143,888   $    69,775,734
                                           ===============   ===============   ===============   ===============
Undistributed net investment income
  (loss), ending                           $           340   $            43   $      (140,311)  $       (23,949)
                                           ===============   ===============   ===============   ===============

                                                 INTERNATIONAL GROWTH
                                           ---------------------------------
                                                2004              2003
                                           ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  INVESTMENT OPERATIONS:
  Net investment income (loss)             $     1,027,876   $     1,587,352
  Net realized gain (loss)                      23,403,242       (48,880,945)
  Net unrealized appreciation
    (depreciation)                              22,572,455       (15,763,359)
                                           ---------------   ---------------
    Net increase (decrease)in net assets
      from investment operations                47,003,573       (63,056,952)
                                           ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                      (484,596)               --
  From net realized gains                               --                --
                                           ---------------   ---------------
    Total distributions                           (484,596)               --
                                           ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class I                                     25,196,139        85,519,973
    Class II                                    34,143,763                --
    Class III                                   36,914,124                --
    Class IV                                    19,914,459                --
    Class R                                      1,493,312         7,437,115
  Distributions reinvested
    Class I                                        102,636                --
    Class II                                       145,987                --
    Class III                                      152,119                --
    Class IV                                        81,263                --
    Class R                                          2,197                --
  Cost of shares redeemed
    Class I                                    (87,368,940)     (152,231,153)
    Class II                                   (25,552,940)               --
    Class III                                   (7,096,631)               --
    Class IV                                       (42,831)               --
    Class R                                     (3,483,853)       (7,913,928)
    Net assets received in conjunction
      with merger agreement                             --                --
                                           ---------------   ---------------
    Net increase (decrease) in net assets
      from share transactions                   (5,399,196)      (67,187,993)
                                           ---------------   ---------------
    Net Increase (Decrease) in Net Assets       41,119,781      (130,244,945)
NET ASSETS
  Beginning                                     95,873,461       226,118,406
                                           ---------------   ---------------
  Ending                                   $   136,993,242   $    95,873,461
                                           ===============   ===============
Undistributed net investment income
  (loss), ending                           $       (16,421)  $       102,329
                                           ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           INTERNATIONAL GROWTH OPPORTUNITIES      INTERNATIONAL SYSTEMATIC
                                           ---------------------------------------------------------------------
                                                2004              2003              2004              2003
                                           ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  INVESTMENT OPERATIONS:
  Net investment income (loss)             $       677,805   $       439,579   $       118,040   $       103,008
  Net realized gain (loss)                      18,676,597       (25,325,230)        1,783,349        (2,133,066)
  Net unrealized appreciation
    (depreciation)                              27,083,117       (11,738,608)        1,823,651          (483,647)
                                           ---------------   ---------------   ---------------   ---------------
    Net increase (decrease)in net assets
      from investment operations                46,437,519       (36,624,259)        3,725,040        (2,513,705)
                                           ---------------   ---------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            --                --          (178,850)          (83,900)
  From net realized gains                               --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------
    Total distributions                                 --                --          (178,850)          (83,900)
                                           ---------------   ---------------   ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class I                                     24,025,571        50,414,148         1,004,538        15,672,415
    Class II                                    47,089,441                --                --                --
    Class III                                           --                --                --                --
    Class IV                                            --                --                --                --
    Class R                                             --                --                --                --
  Distributions reinvested
    Class I                                             --                --           178,827            83,892
    Class II                                            --                --                --                --
    Class III                                           --                --                --                --
    Class IV                                            --                --                --                --
    Class R                                             --                --                --                --
  Cost of shares redeemed
    Class I                                    (68,433,518)      (92,868,570)           (5,108)       (8,488,290)
    Class II                                       (60,135)               --                --                --
    Class III                                           --                --                --                --
    Class IV                                            --                --                --                --
    Class R                                             --              (127)               --                --
    Net assets received in conjunction
      with merger agreement                             --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------
    Net increase (decrease) in net assets
      from share transactions                    2,621,359       (42,454,549)        1,178,257         7,268,017
                                           ---------------   ---------------   ---------------   ---------------
    Net Increase (Decrease) in Net Assets       49,058,878       (79,078,808)        4,724,447         4,670,412
NET ASSETS
  Beginning                                     65,350,812       144,429,620         5,580,614           910,202
                                           ---------------   ---------------   ---------------   ---------------
  Ending                                   $   114,409,690   $    65,350,812   $    10,305,061   $     5,580,614
                                           ===============   ===============   ===============   ===============
Undistributed net investment income
  (loss), ending                           $       244,443   $      (114,492)  $        70,290   $        51,061
                                           ===============   ===============   ===============   ===============

                                                  EMERGING COUNTRIES                 U.S. HIGH YIELD BOND
                                           ---------------------------------------------------------------------
                                                2004              2003              2004              2003
                                           ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  INVESTMENT OPERATIONS:
  Net investment income (loss)             $       721,176   $       165,187   $    13,227,071   $     6,427,855
  Net realized gain (loss)                       9,755,600        (9,205,471)        5,562,753        (4,021,971)
  Net unrealized appreciation
    (depreciation)                              22,321,238       (19,854,894)        5,159,984         1,807,612
                                           ---------------   ---------------   ---------------   ---------------
    Net increase (decrease)in net assets
      from investment operations                32,798,014       (28,895,178)       23,949,808         4,213,496
                                           ---------------   ---------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            --                --       (13,664,562)       (6,475,272)
  From net realized gains                               --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------
    Total distributions                                 --                --       (13,664,562)       (6,475,272)
                                           ---------------   ---------------   ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class I                                     18,773,501        74,998,770        30,593,692        88,304,500
    Class II                                    43,525,917                --        70,435,949                --
    Class III                                           --                --                --                --
    Class IV                                            --                --                --                --
    Class R                                             --                --                --                --
  Distributions reinvested
    Class I                                             --                --         8,139,916         5,860,662
    Class II                                            --                --         2,972,685                --
    Class III                                           --                --                --                --
    Class IV                                            --                --                --                --
    Class R                                             --                --                --                 5
  Cost of shares redeemed
    Class I                                    (71,487,521)     (113,646,870)      (65,318,322)      (43,090,008)
    Class II                                      (669,828)               --        (6,230,020)               --
    Class III                                           --                --                --                --
    Class IV                                            --                --                --                --
    Class R                                             --               (97)               --              (165)
    Net assets received in conjunction
      with merger agreement                             --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------
    Net increase (decrease) in net assets
      from share transactions                   (9,857,931)      (38,648,197)       40,593,900        51,074,994
                                           ---------------   ---------------   ---------------   ---------------
    Net Increase (Decrease) in Net Assets       22,940,083       (67,543,375)       50,879,146        48,813,218
NET ASSETS
  Beginning                                     49,526,289       117,069,664       120,182,141        71,368,923
                                           ---------------   ---------------   ---------------   ---------------
  Ending                                   $    72,466,372   $    49,526,289   $   171,061,287   $   120,182,141
                                           ===============   ===============   ===============   ===============
Undistributed net investment income
  (loss), ending                           $       621,348   $       (42,892)  $       144,172   $       112,232
                                           ===============   ===============   ===============   ===============

                                                   U.S. CONVERTIBLE                     GLOBAL SELECT
                                           ---------------------------------------------------------------------
                                                2004              2003              2004              2003
                                           ---------------   ---------------   ---------------   ---------------
CLASS I -- CAPITAL SHARE ACTIVITY
  Shares sold                                      670,048           439,755         2,241,701         3,909,346
  Distributions reinvested                          52,280           124,729                --                --
  Shares redeemed                               (1,088,105)       (3,667,509)       (4,015,500)       (2,405,209)
  Shares received in conjunction with
    merger agreement                                    --                --                --         2,281,214
                                           ---------------   ---------------   ---------------   ---------------
  Net Class I Share Activity                      (365,777)       (3,103,025)       (1,773,799)        3,785,351
                                           ===============   ===============   ===============   ===============
CLASS II -- CAPITAL SHARE ACTIVITY
  Shares sold                                           --                --         2,314,351                --
  Distributions reinvested                              --                --                --                --
  Shares redeemed                                       --                --           (15,142)               --
                                           ===============   ===============   ===============   ===============
  Net Class II Share Activity                           --                --         2,299,209                --
                                           ===============   ===============   ===============   ===============
CLASS III -- CAPITAL SHARE ACTIVITY
  Shares sold                                           --                --                --                --
  Distributions reinvested                              --                --                --                --
  Shares redeemed                                       --                --                --                --
                                           ===============   ===============   ===============   ===============
  Net Class III Share Activity                          --                --                --                --
                                           ===============   ===============   ===============   ===============
CLASS IV -- CAPITAL SHARE ACTIVITY
  Shares sold                                           --                --                --                --
  Distributions reinvested                              --                --                --                --
  Shares redeemed                                       --                --                --                --
                                           ===============   ===============   ===============   ===============
  Net Class IV Share Activity                           --                --                --                --
                                           ===============   ===============   ===============   ===============
CLASS R -- CAPITAL SHARE ACTIVITY
  Shares sold                                           --                --                --                --
  Distributions reinvested                              --                --                --                --
  Shares redeemed                                       --                --                --               (12)
                                           ===============   ===============   ===============   ===============
  Net Class R Share Activity                            --                --                --               (12)
                                           ===============   ===============   ===============   ===============

                                                 INTERNATIONAL GROWTH
                                           ---------------------------------
                                                2004              2003
                                           ---------------   ---------------
CLASS I -- CAPITAL SHARE ACTIVITY
  Shares sold                                    1,541,651         5,521,489
  Distributions reinvested                           6,030                --
  Shares redeemed                               (5,715,622)      (11,173,144)
  Shares received in conjunction with
    merger agreement                                    --                --
                                           ---------------   ---------------
  Net Class I Share Activity                    (4,167,941)       (5,651,655)
                                           ===============   ===============
CLASS II -- CAPITAL SHARE ACTIVITY
  Shares sold                                    2,225,984                --
  Distributions reinvested                           8,587                --
  Shares redeemed                               (1,408,787)               --
                                           ===============   ===============
  Net Class II Share Activity                      825,784                --
                                           ===============   ===============
CLASS III -- CAPITAL SHARE ACTIVITY
  Shares sold                                    2,315,001                --
  Distributions reinvested                           8,943                --
  Shares redeemed                                 (395,136)               --
                                           ===============   ===============
  Net Class III Share Activity                   1,928,808                --
                                           ===============   ===============
CLASS IV -- CAPITAL SHARE ACTIVITY
  Shares sold                                    1,238,937                --
  Distributions reinvested                           4,777                --
  Shares redeemed                                   (2,515)               --
                                           ===============   ===============
  Net Class IV Share Activity                    1,241,199                --
                                           ===============   ===============
CLASS R -- CAPITAL SHARE ACTIVITY
  Shares sold                                       90,775           530,638
  Distributions reinvested                             130                --
  Shares redeemed                                 (219,722)         (569,965)
                                           ===============   ===============
  Net Class R Share Activity                      (128,817)          (39,327)
                                           ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           INTERNATIONAL GROWTH OPPORTUNITIES      INTERNATIONAL SYSTEMATIC
                                           ---------------------------------------------------------------------
                                                2004              2003              2004              2003
                                           ---------------   ---------------   ---------------   ---------------
CLASS I -- CAPITAL SHARE ACTIVITY
  Shares sold                                    1,090,972         2,331,138            69,434         1,463,394
  Distributions reinvested                              --                --            14,480                --
  Shares redeemed                               (3,013,366)       (4,931,254)             (446)         (922,221)
  Shares received in conjunction with
    merger agreement                                    --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------
  Net Class I Share Activity                    (1,922,394)       (2,600,116)           83,468           541,173
                                           ===============   ===============   ===============   ===============
CLASS II -- CAPITAL SHARE ACTIVITY
  Shares sold                                    2,051,592                --                --                --
  Distributions reinvested                              --                --                --                --
  Shares redeemed                                   (2,321)               --                --                --
                                           ===============   ===============   ===============   ===============
  Net Class II Share Activity                    2,049,271                --                --                --
                                           ===============   ===============   ===============   ===============
CLASS III -- CAPITAL SHARE ACTIVITY
  Shares sold                                           --                --                --                --
  Distributions reinvested                              --                --                --                --
  Shares redeemed                                       --                --                --                --
                                           ===============   ===============   ===============   ===============
  Net Class III Share Activity                          --                --                --                --
                                           ===============   ===============   ===============   ===============
CLASS IV -- CAPITAL SHARE ACTIVITY
  Shares sold                                           --                --                --                --
  Distributions reinvested                              --                --                --                --
  Shares redeemed                                       --                --                --                --
                                           ===============   ===============   ===============   ===============
  Net Class IV Share Activity                           --                --                --                --
                                           ===============   ===============   ===============   ===============
CLASS R -- CAPITAL SHARE ACTIVITY
  Shares sold                                           --                --                --                --
  Distributions reinvested                              --                --                --                --
  Shares redeemed                                       --                (7)               --                --
                                           ===============   ===============   ===============   ===============
  Net Class R Share Activity                            --                (7)               --                --
                                           ===============   ===============   ===============   ===============

                                                  EMERGING COUNTRIES                 U.S. HIGH YIELD BOND
                                           ---------------------------------------------------------------------
                                                2004              2003              2004              2003
                                           ---------------   ---------------   ---------------   ---------------
CLASS I -- CAPITAL SHARE ACTIVITY
  Shares sold                                    1,452,218         7,285,784         3,014,621         9,302,631
  Distributions reinvested                              --                --           795,718           618,882
  Shares redeemed                               (5,914,453)      (11,240,396)       (6,392,009)       (4,686,211)
  Shares received in conjunction with
    merger agreement                                    --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------
  Net Class I Share Activity                    (4,462,235)       (3,954,612)       (2,581,670)        5,235,302
                                           ===============   ===============   ===============   ===============
CLASS II -- CAPITAL SHARE ACTIVITY
  Shares sold                                    3,287,650                --         6,980,951                --
  Distributions reinvested                              --                --           288,626                --
  Shares redeemed                                  (45,349)               --          (591,889)               --
                                           ===============   ===============   ===============   ===============
  Net Class II Share Activity                    3,242,301                --         6,677,688                --
                                           ===============   ===============   ===============   ===============
CLASS III -- CAPITAL SHARE ACTIVITY
  Shares sold                                           --                --                --                --
  Distributions reinvested                              --                --                --                --
  Shares redeemed                                       --                --                --                --
                                           ===============   ===============   ===============   ===============
  Net Class III Share Activity                          --                --                --                --
                                           ===============   ===============   ===============   ===============
CLASS IV -- CAPITAL SHARE ACTIVITY
  Shares sold                                           --                --                --                --
  Distributions reinvested                              --                --                --                --
  Shares redeemed                                       --                --                --                --
                                           ===============   ===============   ===============   ===============
  Net Class IV Share Activity                           --                --                --                --
                                           ===============   ===============   ===============   ===============
CLASS R -- CAPITAL SHARE ACTIVITY
  Shares sold                                           --                --                --                --
  Distributions reinvested                              --                --                --                 1
  Shares redeemed                                       --               (10)               --               (14)
                                           ===============   ===============   ===============   ===============
  Net Class R Share Activity                            --               (10)               --               (13)
                                           ===============   ===============   ===============   ===============

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE A -- ORGANIZATION

   Nicholas-Applegate Institutional Funds (formerly Nicholas-Applegate Investment Trust) (the "Trust") is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of fourteen separate portfolios (collectively the "Funds" and each a "Fund"). Each Fund's investment objectives, strategies and risks are discussed in the Funds' current prospectuses. All of the Funds have issued Class I shares ("Class I"), five Funds have issued Class II shares ("Class II"), one Fund has issued Class III shares ("Class III"), one Fund has issued Class IV shares ("Class IV") and four Funds have issued Class R shares ("Class R"). No shares have a sales charge. Class R has a distribution fee. All Funds have a shareholder services fee. The Funds offering Class I, Class II, Class III and Class IV shares are covered in this report.

   On January 15, 2004 the names of the following Funds were changed to more accurately reflect their investment policies.

OLD                          NEW
Growth Discovery             U.S. Mini Cap Growth
Emerging Growth              U.S. Emerging Growth
Value Opportunities          U.S. Small Cap Value
Large Cap Value              U.S. Large Cap Value
Convertible                  U.S. Convertible
International Core Growth    International Growth
International Structured     International Systematic
High Yield Bond              U.S. High Yield Bond

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

SECURITY VALUATIONS

   Equity securities, including ADRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. The Investment Adviser has determined the Xetra is the primary market in Germany.

   The Funds value long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and US Government and Agency issues, at the quoted bid price provided by an approved bond pricing service. Convertible securities are normally priced at the mean between the bid and ask prices. Short-term debt instruments, (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity of greater than 60 days, it will be valued at market price.

   Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser does not represent fair value, (Fair Value Securities), are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Investment Adviser's portfolio managers, traders, and research and credit analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Investment Adviser or Pricing Committee believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Investment Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

   Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

   Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

NON-U.S. CURRENCY TRANSACTIONS

   At each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at the spot rate at 11:00 a.m. Eastern Time against the U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Other Non-U.S. currency gains or losses are reported separately.

EQUITY-LINKED SECURITIES

   Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk there is of the underlying securities, there is a risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SECURITIES LENDING

   In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under the guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned on U.S. securities and 105% on non-U.S. securities.

   There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, loose the opportunity to sell securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. The market value of securities on loan and the related collateral at the period ended March 31, 2004 were:

           FUND                                    MARKET VALUE     COLLATERAL
           ----                                    -------------   -------------
U.S. Mini Cap Growth                               $  10,480,944   $  11,192,104
U.S. Emerging Growth                                   1,840,933       1,936,781
U.S. Small Cap Value                                   3,482,260       3,620,065
U.S. Large Cap Select Growth                             250,074         257,400
U.S. Equity Growth                                       972,082       1,003,675
U.S. Convertible                                       1,567,184       1,604,080
Global Select                                          4,569,688       4,781,813
International Growth                                   7,361,935       7,733,459
International Growth Opportunities                    10,555,254      12,145,374
International Systematic                                 832,677         878,735
Emerging Countries                                     1,912,459       1,980,930

CREDIT FACILITY

   The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in January 2005. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended March 31, 2004, the Funds did not borrow against the line of credit.

COMMITMENTS AND CONTINGENCIES

   In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS

   Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

   Many of the brokers with whom the Investment Adviser places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund. In addition, through arrangements with the Funds custodian, credits realized as a result of uninvested cash balances were used to reduce the Funds expenses. During the period, the credits used to reduce the Funds custody fees were:

                                           CREDIT        DIRECT         SECURITY
                                          INTEREST      BROKERAGE       LENDING
            FUND                           OFFSET        OFFSET          OFFSET
            ----                          --------      ---------       --------
U.S. Mini Cap Growth                         6,758        236,850         45,299
U.S. Emerging Growth                         4,276         61,759         25,448
U.S. Small Cap Value                         5,677         52,066          3,594
U.S. Large Cap Value                         2,272          4,131              9
U.S. Large Cap Select Growth                 2,323         45,857            384
U.S. Equity Growth                           7,177        164,624          2,239
U.S. Systematic SMID Growth                     20             --             --
U.S. Convertible                             6,200             --          9,561
Global Select                                3,607        126,346         25,074
International Growth                        19,448        209,361         49,797
International Growth Opportunities          12,224         81,137         87,463
International Systematic                       432            554          1,634
Emerging Countries                           2,256         54,328          6,698
U.S. High Yield Bond                        28,179             37             --

USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NICHOLAS-APPLEGATE SOUTHEAST ASIA FUND, LTD.

   The International Growth Opportunities Fund and the Emerging Countries Fund may, when appropriate, invest in the Indian stock market through Nicholas-Applegate Southeast Asia Fund Ltd., a company organized under the laws of Mauritius (the "Mauritius Company"). The Investment Adviser has been advised by counsel that the

Mauritius Company is entitled to Indian tax benefits afforded by a double taxation treaty between India and Mauritius, and believes the Mauritius Company is the most efficient means to invest in India. Each Fund holds a 100% interest in a separate class of securities issued by the Mauritius Company, represented by a separate, underlying portfolio of securities. The accounts of the Mauritius Company are reflected in the Fund using consolidation accounting principles.

NOTE C -- FEDERAL INCOME TAXES

   The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

   Capital loss carryforwards may be used to offset current or future capital gains until expiration.

DISTRIBUTIONS TO SHAREHOLDERS

   The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds' capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

     The tax character of distributions paid during the fiscal year ended March 31, 2004 were as follows:

                                                           DISTRIBUTION PAID FROM:
                                      ------------------------------------------------------------------
                                                      NET           TOTAL                      TOTAL
                                       ORDINARY    LONG TERM       TAXABLE     TAX RETURN  DISTRIBUTIONS
           FUND                         INCOME    CAPITAL GAIN  DISTRIBUTIONS  OF CAPITAL    PAID (1)
           ----                       ----------  ------------  -------------  ----------  -------------
U.S. Mini Cap Growth                          --            --             --          --             --
U.S. Emerging Growth                          --            --             --          --             --
U.S. Small Cap Value                   1,430,416       186,694      1,617,110          --      1,617,110
U.S. Large Cap Value                     518,008            --        518,008          --        518,008
U.S. Large Cap Select Growth                  --            --             --          --             --
U.S. Equity Growth                            --            --             --          --             --
U.S. Systematic SMID Growth                   --            --             --          --             --
U.S. Convertible                       1,328,041            --      1,328,041          --      1,328,041
Global Select                                 --            --             --          --             --
International Growth                     484,596            --        484,596          --        484,596
International Growth Opportunities            --            --             --          --             --
International Systematic                 178,850            --        178,850          --        178,850
Emerging Countries                            --            --             --          --             --
U.S. High Yield Bond                  13,664,562            --     13,664,562          --     13,664,562

     The tax character of distributions paid during the fiscal year ended March 31, 2003 were as follows:

                                                           DISTRIBUTION PAID FROM:
                                      ------------------------------------------------------------------
                                                      NET           TOTAL                      TOTAL
                                       ORDINARY    LONG TERM       TAXABLE     TAX RETURN  DISTRIBUTIONS
           FUND                         INCOME    CAPITAL GAIN  DISTRIBUTIONS  OF CAPITAL    PAID (1)
           ----                       ----------  ------------  -------------  ----------  -------------
U.S. Mini Cap Growth                          --            --             --          --             --
U.S. Emerging Growth                          --            --             --          --             --
U.S. Small Cap Value                   1,863,920        17,364      1,881,284          --      1,881,284
U.S. Large Cap Value                     508,667            --        508,667          --        508,667
U.S. Large Cap Select Growth                  --            --             --          --             --
U.S. Equity Growth                            --            --             --          --             --
U.S. Convertible                       2,506,882            --      2,506,882          --      2,506,882
Global Select                                 --            --             --          --             --
International Growth                          --            --             --          --             --
International Growth Opportunities            --            --             --          --             --
International Systematic                  83,900            --         83,900          --         83,900
Emerging Countries                            --            --             --          --             --
U.S. High Yield Bond                   6,475,272            --      6,475,272          --      6,475,272

   As of March 31, 2004 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                         COMPONENTS OF ACCUMULATED EARNINGS/(DEFICIT):
                                    -------------------------------------------------------
                                    UNDISTRIBUTED                UNDISTRIBUTED
                                      ORDINARY     DISTRIBUTION    LONG-TERM    ACCUMULATED
                FUND                   INCOME         PAYABLE    CAPITAL GAINS   EARNINGS
                ----                -------------  ------------  -------------  -----------
U.S. Mini Cap Growth                    1,735,907            --      2,600,524    4,336,431
U.S. Emerging Growth                           --            --             --           --
U.S. Small Cap Value                    2,804,258            --      1,257,334    4,061,592
U.S. Large Cap Value                      308,286            --             --      308,286
U.S. Large Cap Select Growth                   --            --             --           --
U.S. Equity Growth                                           --             --           --
U.S. Systematic SMID Growth                                  --             --           --
U.S. Convertible                        2,218,342          (325)            --    2,218,017
Global Select                           4,894,612            --      3,047,846    7,942,458
International Growth                      327,972            --      2,360,477    2,688,449
International Growth Opportunities        378,007            --             --      378,007
International Systematic                  234,002            --        253,133      487,135
Emerging Countries                        641,604            --             --      641,604
U.S. High Yield Bond                      144,172            --         83,410      227,582

                                        COMPONENTS OF ACCUMULATED EARNINGS/(DEFICIT):
                                    ------------------------------------------------------
                                     ACCUMULATED        UNREALIZED             TOTAL
                                     CAPITAL AND       APPRECIATION/        ACCUMULATED
                FUND                OTHER LOSSES      (DEPRECIATION)     EARNING/(DEFICIT)
                ----                ------------      --------------     -----------------
U.S. Mini Cap Growth                          --           8,860,500(3)         13,196,931
U.S. Emerging Growth                 (33,749,882)(2)       6,456,592(3)        (27,293,290)
U.S. Small Cap Value                          --          14,960,476(3)         19,022,068
U.S. Large Cap Value                  (7,402,796)(2)       3,833,976(3)         (3,260,534)
U.S. Large Cap Select Growth        (107,196,137)(2)       1,632,439(3)       (105,563,698)
U.S. Equity Growth                   (18,164,864)(2)       5,100,877(3)        (13,063,987)
U.S. Systematic SMID Growth               (1,701)(2)          16,839(3)             15,138
U.S. Convertible                     (16,279,877)(2)       8,163,061(3)         (5,898,799)
Global Select                        (13,809,574)(2)      16,745,262(3)         10,878,146
International Growth                 (29,072,171)(2)      21,040,832(3)         (5,342,890)
International Growth Opportunities   (83,571,970)(2)      26,720,461(3)        (56,473,502)
International Systematic                (939,765)(2)       1,305,619(4)            852,989
Emerging Countries                   (25,377,994)(2)      21,065,280(3)         (3,671,110)
U.S. High Yield Bond                  (5,945,408)(2)       8,111,501(3)          2,393,675

(1) Total distributions paid differ from the Statement of Changes in Net Assets because for the tax purposes dividends are recognized when actually paid.

(2)  The following Funds had net capital loss carryforwards of approximately:

                                   NET CAPITAL LOSS                  POST OCTOBER
                                     CARRYFORWARD       EXPIRATION      LOSSES
           FUND                       (IN 000'S)           DATE       (IN 000'S)
           ----                    ----------------     ----------   ------------
U.S. Emerging Growth                   $     21,097        3/31/10
                                             12,653        3/31/11
U.S. Large Cap Value                            743        3/31/10
                                              6,660        3/31/11
U.S. Large Cap Select Growth                  4,810        3/31/09
                                             75,903        3/31/10
                                             26,102        3/31/11
                                                382        3/31/12
U.S. Equity Growth                           14,836        3/31/10
                                              3,329        3/31/11
U.S. Systematic SMID Growth                      --             --   $          2
U.S. Convertible                              9,488        3/31/10
                                              6,792        3/31/11
Global Select                                 2,162        3/31/09            140
                                              6,778        3/31/10
                                              4,730        3/31/11
International Growth                         17,989        3/31/10            344
                                             10,739        3/31/11
International Growth Opportunities           57,876        3/31/10            134
                                             25,562        3/31/11
International Systematic                        940        3/31/11
Emerging Countries                           17,463        3/31/09             20
                                              3,947        3/31/10
                                              3,947        3/31/11
U.S. High Yield Bond                          2,998        3/31/10
                                              2,948        3/31/11

   To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The availability of loss carryforwards to any future years may be substantially limited as a result of past or future ownership changes as determined under Internal Revenue Code Section 382.

   Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended March 31, 2004, the Fund deferred to April 1, 2004, post October capital and currency losses.

(3) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(4) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

NOTE D -- TRANSACTIONS WITH AFFILIATES

   The Investment Adviser receives the following annual fees payable monthly based on the average daily net assets of each Fund.

               FUND                   ADVISORY FEE
               ----                   ------------
U.S. Mini Cap Growth                      1.00%
U.S. Emerging Growth                      0.75%
U.S. Small Cap Value                      0.75%
U.S. Large Cap Value                      0.45%
U.S. Large Cap Select Growth              0.45%
U.S. Equity Growth                        0.60%
U.S. Systematic SMID Growth               0.70%
U.S. Convertible                          0.55%
Global Select                             0.65%
International Growth                      0.50%
International Growth Opportunities        0.70%
International Systematic                  0.50%
Emerging Countries                        0.85%
U.S. High Yield Bond                      0.40%

   Pursuant to the Administrative Services agreement the Investment Adviser provides operational support services to the Funds and receives the following annual fees payable monthly based on average daily net assets of each Fund.

                                         ADMINISTRATIVE SERVICES FEE
                                    --------------------------------------
               FUND                 CLASS I  CLASS II  CLASS III  CLASS IV
               ----                 -------  --------  ---------  --------
U.S. Mini Cap Growth                 0.12%
U.S. Emerging Growth                 0.12%
U.S. Small Cap Value                 0.12%
U.S. Large Cap Value                 0.12%
U.S. Large Cap Select Growth         0.15%
U.S. Equity Growth                   0.07%
U.S. Systematic SMID Growth          0.10%
U.S. Convertible                     0.10%
Global Select                        0.07%    0.05%
International Growth                 0.25%    0.17%      0.12%      0.05%
International Growth Opportunities   0.15%    0.07%
International Systematic             0.17%
Emerging Countries                   0.20%    0.12%
U.S. High Yield Bond                 0.07%    0.05%

   Pursuant to the Shareholder Services agreement the Investment Adviser provides account servicing to the Funds and receives the following annual fees payable monthly based on the average daily net assets of each Fund.

                                           SHAREHOLDER SERVICES FEE
                                    --------------------------------------
               FUND                 CLASS I  CLASS II  CLASS III  CLASS IV
               ----                 -------  --------  ---------  --------
U.S. Mini Cap Growth                 0.13%
U.S. Emerging Growth                 0.13%
U.S. Small Cap Value                 0.13%
U.S. Large Cap Value                 0.13%
U.S. Large Cap Select Growth         0.15%
U.S. Equity Growth                   0.08%
U.S. Systematic SMID Growth          0.10%
U.S. Convertible                     0.10%
Global Select                        0.08%    0.05%
International Growth                 0.25%    0.18%      0.13%      0.05%
International Growth Opportunities   0.15%    0.08%
International Systematic             0.18%
Emerging Countries                   0.20%    0.13%
U.S. High Yield Bond                 0.08%    0.05%

   The Investment Adviser has agreed to waive its fees and absorb other operating expenses of the Funds so that total operating expenses are limited to certain levels through March 31, 2004. The Investment Adviser will recover expense reimbursements paid to the Funds to the extent of the difference between the Funds' actual expenses (exclusive of taxes, interest, brokerage and the expenses incurred from the operation of the Mauritius Company) when they fall below the limit in the year such reimbursement is paid.

   The Funds reduce expenses by offsets to custodial and other fees based upon the amount of securities lent to third parties and cash maintained with its custodian. These offset arrangements will have no effect on the amount of fees that the Investment Adviser must waive or expenses that it must otherwise reimburse under the Expense Limitation Agreement.

                                                              CLASS I                         CLASS II
                                                   --------------------------------------------------------------
                                                   4/1/03     7/29/03    2/24/04    4/1/03     7/29/03    2/24/04
                                                     TO         TO         TO         TO         TO         TO
       FUND                                        7/28/03    2/23/04    3/31/04    7/28/03    2/23/04    3/31/04
       ----                                        -------    -------    -------    -------    -------    -------
U.S. Mini Cap Growth                                  1.40%      1.56%      1.56%
U.S. Emerging Growth                                  1.25       1.48       1.48
U.S. Small Cap Value                                  1.30       1.45       1.30
U.S. Large Cap Value                                  0.75       0.81       0.81
U.S. Large Cap Select Growth                          1.00       1.12       1.12
U.S. Equity Growth                                    1.00       1.23       1.23
U.S. Systematic SMID Growth                            N/A        N/A       1.33
U.S. Convertible                                      1.00       1.02       1.02
Global Select                                         1.10       1.16       1.16       1.05       1.11       1.11
International Growth                                  1.15       1.41       1.41       1.00       1.26       1.26
International Growth Opportunities                    1.40       1.56       1.56       1.25       1.41       1.41
International Systematic                              1.25       1.39       1.39
Emerging Countries                                    1.65       1.73       1.65                  1.58       1.50
U.S. High Yield Bond                                  0.60       0.63       0.63       0.55       0.58       0.58

                                                    CLASS III   CLASS IV
                                                     4/1/03     4/1/03
                                                       TO         TO
       FUND                                          3/31/04    3/31/04
       ----                                         ---------   --------
International Growth                                  1.16%      1.01%

   Certain officers of the Trust are also officers of the Investment Adviser and Distributor. The Trustees who are not affiliated with the Investment Adviser receive annual compensation of approximately $35,500 each from the Trust.

NOTE E -- INVESTMENT TRANSACTIONS

   The following table presents purchases and sales of securities, excluding short-term investments, during the year ended March 31, 2004 to indicate the volume of transactions in each Fund. The tax cost of securities held at March 31, 2004, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                                                     GROSS          GROSS         UNREALIZED
                                                                                   UNREALIZED     UNREALIZED     APPRECIATION
                                       PURCHASES        SALES        TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
        FUND                           (IN 000'S)     (IN 000'S)    (IN 000'S)     (IN 000'S)     (IN 000'S)      (IN 000'S)
        ----                           ----------     ----------    ----------    ------------   ------------   --------------
U.S. Mini Cap Growth                   $  216,566     $  228,536    $   70,900    $     11,605   $     (2,745)  $        8,860
U.S. Emerging Growth                       68,642         89,162        31,720           7,439           (982)           6,457
U.S. Small Cap Value                       45,091         43,413        54,606          15,244           (294)          14,950
U.S. Large Cap Value                       12,039         34,289        17,000           4,172           (338)           3,834
U.S. Large Cap Select Growth               39,745         57,561        12,369           2,092           (459)           1,633
U.S. Equity Growth                        104,194        127,463        27,799           5,695           (595)           5,100
U.S. Systematic SMID Growth                 6,018            723         5,421             128           (112)              16
U.S. Convertible                           47,222         54,945        43,474           8,526           (421)           8,105
Global Select                             209,784        213,388       105,991          18,689         (1.941)          16,748
International Growth                      204,930        255,106       124,494          22,540         (1,518)          21,022
International Growth Opportunities        113,760        118,516        99,609          27,692         (1,025)          26,667
International Systematic                   13,572         12,434         9,790           1,433           (129)           1,304
Emerging Countries                         54,881         69,047        51,845          22,454         (1,409)          21,045
U.S. High Yield Bond                      242,876        200,195       163,506           9,166         (1,310)           7,856

   Gains and losses resulting from the redemptions-in-kind are included in the realized gain/loss from securities and non-U.S. currency transactions. During the period, the Large Cap Value Fund had a redemption-in-kind valued at $19,790,229.

NOTE F -- FINANCIAL INSTRUMENTS

   During the period, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward non-U.S. currency contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds' involvement in such contracts.

NOTE G -- PROXY VOTING (UNAUDITED)

   The Investment Adviser votes proxies on behalf of the Funds pursuant to written policies and procedures adopted by the Funds. To obtain free information on how your Funds' securities were voted, please call the Funds at 1-800-551-8043 or visit the Funds' website at www.nacm.com. You may also view how the Fund's securities were voted by visiting the Securities & Exchange Commission's website at www.sec.gov.

NOTE H -- ADDITIONAL FEDERAL TAX INFORMATION (UNAUDITED)

   The Funds intend to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by each Fund will be reported to shareholders on their 2004 Form 1099-DIV.

   The amounts which represent income derived from sources within, and taxes paid to non-U.S. countries or possessions of the United States are as follows:

                                                        FOREIGN
                                                        SOURCE
          FUND                                          INCOME       FTC TOTAL:
          ----                                       ------------   ------------
International Growth                                 $  2,561,838   $    254,389
International Growth Opportunities                      1,983,390        202,731
International Systematic                                  243,934         20,980
Emerging Countries                                      1,483,080        136,645

   The percentage of ordinary dividends paid by the Funds during the year ended March 31, 2004, which qualify for the Dividends Received Deduction available to corporate shareholders was:

          FUND                                                       PERCENTAGE:
          ----                                                       -----------
U.S. Small Cap Value                                                    28.16%
U.S. Large Cap Value                                                    99.82
U.S. Convertible                                                        57.28

   The Funds hereby designate the following approximate amounts as capital gains distributions for the purpose of the Dividends Paid Deduction:

          FUND                                                         AMOUNT:
          ----                                                       -----------
U.S. Small Cap Value                                                 $   186,694

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Nicholas-Applegate Institutional Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios comprising the Nicholas-Applegate Institutional Funds (collectively, the "Funds") at March 31, 2004, and the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for year ended March 31, 2002 and prior periods were audited by other independent accountants whose report dated May 1, 2002 expressed an unqualified opinion on those financial highlights.


/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
May 14, 2004

NOTE I -- CORPORATE GOVERNANCE (UNAUDITED)

                                                                                         NUMBER OF
                                            TERM OF                                    PORTFOLIOS IN
                           POSITION(S)     OFFICE AND                                  FUND COMPLEX
    NAME, ADDRESS (1)       HELD WITH    LENGTH OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN BY        OTHER DIRECTORSHIPS
        AND AGE               FUND         SERVED (2)         DURING PAST 5 YEARS         TRUSTEE            HELD BY TRUSTEE
-------------------------  -----------  ----------------  ---------------------------  -------------  ----------------------------
DISINTERESTED TRUSTEES:

WALTER E. AUCH (83)        Trustee      Since May 1999    Retired; prior thereto,            14       Trustee, LLBS Funds (since
                                                          Chairman and CEO of Chicago                 1994 and Brinson
                                                          Board of Options Exchange                   Supplementary Trust (since
                                                          (1979-1986); Senior                         1997); Director, Thompson
                                                          Executive Vice President                    Asset Management Corp
                                                          PaineWebber, Inc.                           (1987-1999; Direcotr, Smith
                                                                                                      Barney Trak Fund (since
                                                                                                      1992) (since 1992) and Smith
                                                                                                      Barney Advisors (since
                                                                                                      1992); Director, PIMCO
                                                                                                      Advisors L.P (since 1994);
                                                                                                      Director, Banyon Realty
                                                                                                      Trust (1988-2002), Banyon
                                                                                                      Mortgage Investment Fund
                                                                                                      (1989-2002) and Banyon Land
                                                                                                      Fund II (since 1988);
                                                                                                      Director, Express America
                                                                                                      Holdings Corp (1992-1999);
                                                                                                      Director, Legend Properties,
                                                                                                      Inc. (1987-1999); Director,
                                                                                                      Senele Group (since 1988);
                                                                                                      Director, Fort Dearborn
                                                                                                      Income Securities,
                                                                                                      Inc.(1987-1995); Trustee,
                                                                                                      Nicholas-Applegate Mutual
                                                                                                      Funds (1994-1999); Director,
                                                                                                      Geotek Industries, Inc.
                                                                                                      (1987-1998).

                                                                                         NUMBER OF
                                            TERM OF                                    PORTFOLIOS IN
                           POSITION(S)     OFFICE AND                                  FUND COMPLEX
    NAME, ADDRESS (1)       HELD WITH    LENGTH OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN BY        OTHER DIRECTORSHIPS
        AND AGE               FUND         SERVED (2)         DURING PAST 5 YEARS         TRUSTEE            HELD BY TRUSTEE
-------------------------  -----------  ----------------  ---------------------------  -------------  ----------------------------
DARLENE DeREMER (48)       Trustee      Since May 1999    Managing Director, Putnam          14       Founding Member and
                                                          Lovell NBF Private Equity                   Director, National Defined
                                                          (Since 2004); Managing                      Contribution Council (since
                                                          Director, NewRiver                          1997); Trustee, Boston
                                                          E-Business Advisory                         Alzheimer's Association
                                                          Services Division                           (since 1998); Director,
                                                          (2000-2003); Prior to,                      King's Wood Montessori
                                                          President and Founder,                      School (since 1995);
                                                          DeRemer Associates, a                       Editorial Board, National
                                                          strategic and marketing                     Association of Variable
                                                          consulting firm for the                     Annuities (since 1997);
                                                          financial services industry                 Director, Nicholas-Applegate
                                                          (1987-2003); Vice President                 Strategic Opportunities,
                                                          and Director, Asset                         Ltd. (1994-1997); Trustee,
                                                          Management Division, State                  Nicholas-Applegate Mutual
                                                          Street Bank and Trust                       Funds (1994-1999); Director,
                                                          Company, now referred to as                 Jurika & Voyles Fund Group
                                                          State Street Global                         (since 1994-2000); Director,
                                                          Advisers, (1982-1987); Vice                 Nicholas-Applegate Southeast
                                                          President, T. Rowe Price &                  Asia Fund, Ltd. (since
                                                          Associates (1979-1982);                     2004).
                                                          Member, Boston Club (since
                                                          1998); Member, Financial
                                                          Women's Association
                                                          Advisory Board (since
                                                          1995); Founder, Mutual Fund
                                                          Cafe Website

GEORGE F. KEANE (75)       Trustee      Since May 1999    Investment Consultant and          14       Director, Bramwell Funds
                                                          Director, (since 1994);                     (since 1994); Director,
                                                          President Emeritus and                      Longview Oil & Gas (since
                                                          founding Chief Executive                    2000); Director, Security
                                                          Officer, The Common Fund                    Capital U.S. Real Estate
                                                          (1971-1993); and Endowment                  (since 1997); Director, The
                                                          Advisors (1987-1999)                        Universal Bond Fund (since
                                                          (organizations that provide                 1997); Director, Universal
                                                          investment management                       Stainless & Alloy Products
                                                          programs for colleges and                   Inc. (since 1994); Director,
                                                          universities); Member,                      United Water Services and
                                                          Investment Advisory                         affiliated companies
                                                          Committee, New York State                   (1996-2000); Director, and
                                                          Common Retirement Fund                      former Chairman of the
                                                          (since 1985).                               Board, Trigen Energy
                                                                                                      Corporation (1994-2000);
                                                                                                      Trustee, Nicholas-Applegate
                                                                                                      Mutual Funds (1994-1999).

                                                                                         NUMBER OF
                                            TERM OF                                    PORTFOLIOS IN
                           POSITION(S)     OFFICE AND                                  FUND COMPLEX
    NAME, ADDRESS (1)       HELD WITH    LENGTH OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN BY        OTHER DIRECTORSHIPS
        AND AGE               FUND         SERVED (2)         DURING PAST 5 YEARS         TRUSTEE            HELD BY TRUSTEE
-------------------------  -----------  ----------------  ---------------------------  -------------  ----------------------------
INTERESTED TRUSTEES:

E. BLAKE MOORE, JR.(46)    President    Since April 2002  Managing Director (since           14       Chairman, President and
                                                          2004) and Secretary,                        Director, Nicholas-Applegate
                                                          Nicholas-Applegate Capital                  Fund, Inc. (since May 2002);
                                                          Management LLC,                             Director, Nicholas-Applegate
                                                          Nicholas-Applegate                          Southeast Asia Fund (Since
                                                          Securities LLC (Since                       2000); Director, Nicholas-
                                                          1995); General Counsel and                  Applegate India Fund (since
                                                          Secretary (1993-2004).                      2002).

OFFICERS:

CHARLES H. FIELD, JR.(48)  Secretary    Since May 2002    General Counsel, Nicholas-         14       NA
                                                          Applegate Capital
                                                          Management, LLC (since
                                                          2004); Deputy General
                                                          Counsel (1996-2004).

C. WILLIAM MAHER (43)      Treasurer    Since May 1999    Managing Director (since           14       NA
                                                          2004) and Chief Financial
                                                          Officer, Nicholas-Applegate
                                                          Capital Management,
                                                          Nicholas-Applegate
                                                          Securities, (Since 1998);
                                                          Co-Managing Chief Financial
                                                          Officer Nicholas-Applegate
                                                          Holdings LLC (Since 2001).
                                                          Formerly Chief Financial
                                                          Officer, Mitchell Hutchins
                                                          Asset Management, Inc.
                                                          (1990-1998).

(1) Unless otherwise noted, the address of the Trustees and Officers is c/o:
    Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.
(2) Each Trustee serves for an indefinite term, until her or his successor is elected.

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

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

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

               TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                          E. Blake Moore, Jr., CHAIRMAN
                                 Walter E. Auch
                               Darlene T. DeRemer
                                 George F. Keane


                                    OFFICERS

                         E. Blake Moore, Jr., PRESIDENT
                        Charles H. Field, Jr., SECRETARY
                     Deborah A. Wussow, ASSISTANT SECRETARY
                           C. William Maher, TREASURER
                     Thomas Muscarella, ASSISTANT TREASURER


                               INVESTMENT ADVISER

                      Nicholas-Applegate Capital Management


                                   DISTRIBUTOR

                          Nicholas-Applegate Securities


                                    CUSTODIAN

                 Brown Brothers Harriman & Co., Private Bankers


                                 TRANSFER AGENT

                          UMB Fund Services Group, Inc.


                              INDEPENDENT AUDITORS

                           PricewaterhouseCoopers LLP

[NICHOLAS-APPLEGATE(R) LOGO]

INSTITUTIONAL FUNDS
600 West Broadway
San Diego, California 92101
800 - 551 - 8643
Nicholas-Applegate Securities, Distributor


                                                                      ANN304INST

[NICHOLAS APPLEGATE(R) INSTITUTIONAL FUNDS LOGO]

ANNUAL REPORT

CLASS R SHARES

MARCH 31, 2004

LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDER,

   Equity investors were handsomely rewarded during the twelve months ended March 31, 2004. After registering steep declines in the prior fiscal year, stock markets worldwide came roaring back to post exceptionally strong gains.

   In this annual report, we review the performance of the financial markets and our mutual funds over the past twelve months. We also highlight some of the key themes that drove investment returns and share our outlook for the future.

   Global equity markets rallied sharply this period against a backdrop of accelerating economic growth. Third-quarter U.S. GDP grew at a blistering 8.2% annual pace -- its fastest rate since the first quarter of 1984. The economy followed up the strong third-quarter number with a healthy 4.1% gain in the final months of 2003. Investors were particularly encouraged by the improvement in corporate confidence that sparked a double-digit increase in business spending.

   Overseas, many Asian economies also expanded at a rapid clip. Led by exports, capital investment and private consumption, Japan's economy grew at a 7% annual rate in the fourth quarter of 2003 -- its best performance since 1990. Fueled by similar factors, the Chinese economy posted three straight quarters of annual growth of over 9%, with the country's material-intensive industries driving global commodity prices higher. While GDP grew less than 1% in Europe in 2003, Germany and France, the region's two largest economies, continued to press forward with structural reforms designed to stimulate hiring and capital investment.

   Currency movements provided another motivation for reforms in Europe. During the fiscal year, the euro appreciated 14.2% versus the U.S. dollar, making European exports less competitive. From an investment standpoint, a 10.9% drop in the dollar versus a basket of major currencies, including the euro and yen, boosted international equity returns for U.S.-based investors.

   As the global economy picked up steam, so did corporate profits. Earnings in developed markets began improving in the latter part of 2002, and momentum remained strong throughout the fiscal period. For example, year-over-year earnings growth for the S&P 500 Index was 28.3% in the fourth quarter of 2003 -- the best quarterly rate in a decade. In emerging countries, companies also experienced dramatic profit growth, illustrated by a 22.0% increase in aggregate return on equity from April 1, 2003 to March 31, 2004.

   In this environment, the MSCI All Country World Index generated a 46.0% gain during the twelve-month period. Small-capitalization stocks and emerging market equities performed especially well as investors became more willing to assume risk. Providing further evidence of investors' appetites for riskier securities, prices of high yield bonds advanced 22.2% during the fiscal year, as measured by the Merrill Lynch High Yield Master II Index.

   We are pleased to report that many of our mutual funds also produced impressive results during the period. Turning in the best performance was the Emerging Countries Fund, which took advantage of the rally in Emerging Markets and gained more than 85%. In addition, many of the funds outperformed or kept pace with their benchmarks in the strongly rising market. As a result of our investment philosophy, the funds were well positioned for the economic and earnings recovery that transpired.

   In our ongoing efforts to introduce new investment strategies in the mutual fund format, we launched the U.S. Systematic SMID Growth Fund in February 2004 and will offer Class R shares in May. The Fund provides exposure to small- and mid-cap growth stocks and is managed by Nicholas-Applegate's Systematic investment team. The team applies a disciplined investment process that integrates fundamental research with the latest quantitative techniques. This newly created Fund allows mutual fund investors to tap the expertise of the Systematic team, which currently manages approximately $850 million in small- and mid-cap separate account portfolios.

   Looking forward, we believe the economic and earnings environment we've witnessed over the last twelve months will continue. Leading indicators point to healthy growth in most economies. We are seeing improvement in corporate profits in all regions of the world. We are optimistic the European Central Bank will cut interest rates in the near future. And while it's likely the Federal Reserve will start normalizing monetary policy this year, U.S. interest rates should remain at historically low levels for some time.

   Our mutual funds remain positioned to capitalize on the favorable investment climate. We are confident that our focus on making timely investments in companies exhibiting positive, sustainable change will benefit shareholders over the long term.

   On behalf of everyone at Nicholas-Applegate, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate the opportunity you've given us to help you achieve your investment objectives.


Best Regards,


/s/ E. Blake Moore, Jr.

E. Blake Moore, Jr.
Chairman
March 31, 2004

TABLE OF CONTENTS

                                                                                                  PAGE
The Funds' Review and Outlook, Performance and Schedule of Investments
   U.S. Emerging Growth                                                                              1
   U.S. Large Cap Value                                                                              8
   U.S. Large Cap Select Growth                                                                     12
   International Growth                                                                             16
The Funds':
   Financial Highlights                                                                             22
   Statements of Assets and Liabilities                                                             24
   Statements of Operations                                                                         25
   Statements of Changes in Net Assets                                                              26
   Notes to Financial Statements                                                                    29
   Report of Independent Auditors                                                                   35

----------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Class R Shares. Distributor:
Nicholas-Applegate Securities.

                      (This page intentionally left blank)

U.S. EMERGING GROWTH FUND (FORMERLY EMERGING GROWTH FUND)

   MANAGEMENT TEAM: JOHN C. McCRAW, Lead Portfolio Manager; TRAVIS T. PRENTICE, Portfolio Manager; MICHAEL P. GIGGIE, Investment Analyst; MONTIE L. WEISENBERGER, Investment Analyst

   CHIEF INVESTMENT OFFICER:  HORACIO A. VALEIRAS, CFA

   GOAL: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with average market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

   MARKET OVERVIEW: U.S. equity prices surged during the twelve months ended March 31, 2004. Gains were broad-based, with stocks in nearly every sector, style and capitalization segment posting sharp increases. On a relative basis, small-cap stocks outperformed large- and mid-cap issues.

   The fiscal year started on a high note, with the end of major conflict in Iraq lifting investor confidence. Adding to favorable market sentiment were policymakers' efforts to stimulate economic growth. In May, President Bush signed the nation's third-largest tax-cut package into law. In June, the Federal Reserve lowered short-term interest rates for the 13th time since early 2001.

   As the period progressed, the massive fiscal and monetary stimulus began taking effect. Tax refunds, tax cuts and low refinancing costs encouraged consumer spending and housing activity. Companies took advantage of low interest rates to replace equipment and revamp production facilities after years of cutting costs. Improving business conditions resulted in a downward trend in initial unemployment claims.

   Against this economic backdrop, corporate profit growth soared to a level unseen for more than a decade. As the period drew to a close, investors were anticipating another quarter of positive earnings reports.

   PERFORMANCE: The Fund's Class R shares registered a 51.83% increase in the twelve months ended March 31, 2004. The Russell 2000 Growth Index advanced 63.17% during the same period.

   PORTFOLIO SPECIFICS: The Fund participated in the market's strong rally, with holdings in nearly every sector posting steep increases. Among the best-performing positions were Sepracor, a specialty pharmaceutical firm; Ask Jeeves, a provider of Internet search technology; and RSA Security, a supplier of electronic security solutions.

   Compared to the benchmark, stock selection in the commercial/industrial sector helped the Fund's performance. An underweight in financial services names, which trailed the broad small-cap market, was another plus. On the negative side, the Fund had a higher weighted-average market capitalization than the Russell 2000 Growth Index as a result of our bottom-up investment decisions. This hurt relative results since the smallest of the small-cap names within the index outperformed. The impact of the Fund's higher capitalization was most pronounced in the technology sector, where our stock selection was particularly unfavorable.

   MARKET OUTLOOK: A number of factors make us optimistic in our outlook for small-cap stocks. Among them are:

   - Expectations that many companies will continue to report strong operating results

   - Signs of recovery in the employment market, a key element of sustainable economic growth

   - Low interest rates, which will still be at historically low levels even once the Fed begins tightening monetary policy

   Our research-intensive investment process continues to uncover exciting small-cap opportunities. As such, we are also optimistic in our outlook for the Fund.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. EMERGING GROWTH FUND CLASS R SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/04

                                                          SINCE
           1 YEAR                5 YEARS                INCEPTION
           51.83%                 0.44%                   6.96%

             U.S. EMERGING GROWTH FUND
                  CLASS R SHARES         RUSSELL 2000 GROWTH INDEX
   10/1/93          $   250,000                 $  250,000
  10/31/93          $   250,400                 $  257,230
  11/30/93          $   237,400                 $  246,825
  12/31/93          $   249,920                 $  256,565
   1/31/94          $   257,143                 $  263,395
   2/28/94          $   255,286                 $  262,236
   3/31/94          $   234,855                 $  246,126
   4/30/94          $   235,474                 $  246,503
   5/31/94          $   229,076                 $  240,979
   6/30/94          $   217,519                 $  230,682
   7/31/94          $   222,679                 $  233,969
   8/31/94          $   237,744                 $  251,138
   9/30/94          $   240,633                 $  252,190
  10/31/94          $   243,935                 $  254,876
  11/30/94          $   231,553                 $  244,564
  12/31/94          $   241,147                 $  250,325
   1/31/95          $   231,007                 $  245,226
   2/28/95          $   243,351                 $  256,558
   3/31/95          $   255,254                 $  264,052
   4/30/95          $   259,442                 $  268,024
   5/31/95          $   261,426                 $  271,535
   6/30/95          $   284,571                 $  290,246
   7/31/95          $   312,124                 $  312,868
   8/31/95          $   313,006                 $  316,729
   9/30/95          $   319,619                 $  323,250
  10/31/95          $   307,055                 $  307,350
  11/30/95          $   320,721                 $  320,916
  12/31/95          $   327,708                 $  328,027
   1/31/96          $   323,033                 $  325,311
   2/29/96          $   342,668                 $  340,146
   3/31/96          $   352,952                 $  346,870
   4/30/96          $   389,650                 $  373,500
   5/31/96          $   411,388                 $  392,653
   6/30/96          $   386,378                 $  367,138
   7/31/96          $   341,966                 $  322,318
   8/31/96          $   372,353                 $  346,179
   9/30/96          $   397,130                 $  364,007
  10/31/96          $   379,833                 $  348,304
  11/30/96          $   383,574                 $  357,990
  12/31/96          $   389,595                 $  364,971
   1/31/97          $   394,413                 $  374,088
   2/28/97          $   351,961                 $  351,497
   3/31/97          $   332,993                 $  326,692
   4/30/97          $   327,874                 $  322,912
   5/31/97          $   379,961                 $  371,446
   6/30/97          $   407,660                 $  384,041
   7/31/97          $   436,865                 $  403,720
   8/31/97          $   445,295                 $  415,835
   9/30/97          $   487,145                 $  449,019
  10/31/97          $   452,521                 $  422,051
  11/30/97          $   435,017                 $  411,989
  12/31/97          $   436,748                 $  412,220
   1/31/98          $   426,704                 $  406,721
   2/28/98          $   464,803                 $  442,630
   3/31/98          $   490,779                 $  461,199
   4/30/98          $   490,779                 $  464,026
   5/31/98          $   452,334                 $  430,314
   6/30/98          $   468,959                 $  434,712
   7/31/98          $   468,959                 $  398,414
   8/31/98          $   325,073                 $  306,444
   9/30/98          $   358,956                 $  337,514
  10/31/98          $   363,545                 $  355,119
  11/30/98          $   401,944                 $  382,665
  12/31/98          $   455,854                 $  417,293
   1/31/99          $   500,962                 $  436,063
   2/28/99          $   447,786                 $  396,172
   3/31/99          $   495,828                 $  410,283
   4/30/99          $   525,167                 $  446,515
   5/31/99          $   504,263                 $  447,221
   6/30/99          $   567,342                 $  470,780
   7/31/99          $   569,542                 $  456,224
   8/31/99          $   564,775                 $  439,161
   9/30/99          $   581,645                 $  447,633
  10/31/99          $   636,288                 $  459,096
  11/30/99          $   719,417                 $  507,641
  12/31/99          $   881,445                 $  597,113
 1/31/2000          $   860,164                 $  591,554
 2/29/2000          $ 1,157,339                 $  729,185
 3/31/2000          $ 1,009,872                 $  652,533
 4/30/2000          $   866,884                 $  586,647
 5/31/2000          $   761,231                 $  535,280
 6/30/2000          $   917,285                 $  604,427
 7/31/2000          $   820,964                 $  552,628
 8/31/2000          $   940,805                 $  610,759
 9/30/2000          $   885,178                 $  580,416
10/31/2000          $   791,097                 $  533,304
11/30/2000          $   609,448                 $  436,472
12/31/2000          $   663,207                 $  463,180
 1/31/2001          $   674,385                 $  500,669
 2/28/2001          $   562,076                 $  432,038
 3/31/2001          $   508,317                 $  392,757
 4/30/2001          $   568,996                 $  440,842
 5/31/2001          $   571,125                 $  451,052
 6/30/2001          $   581,238                 $  463,352
 7/31/2001          $   543,979                 $  423,824
 8/31/2001          $   507,252                 $  397,335
 9/30/2001          $   421,557                 $  333,205
10/31/2001          $   456,687                 $  365,259
11/30/2001          $   492,881                 $  395,758
12/31/2001          $   515,236                 $  420,414
 1/31/2002          $   500,865                 $  405,447
 2/28/2002          $   469,461                 $  379,215
 3/31/2002          $   507,785                 $  412,169
 4/30/2002          $   499,801                 $  403,266
 5/31/2002          $   473,187                 $  379,675
 6/30/2002          $   439,654                 $  347,478
 7/31/2002          $   377,379                 $  294,071
 8/31/2002          $   376,314                 $  293,924
 9/30/2002          $   355,556                 $  272,703
10/31/2002          $   361,943                 $  286,501
11/30/2002          $   379,508                 $  314,894
12/31/2002          $   353,959                 $  293,166
 1/31/2003          $   343,846                 $  285,192
 2/28/2003          $   333,200                 $  277,577
 3/31/2003          $   333,733                 $  281,769
 4/30/2003          $   365,137                 $  308,424
 5/31/2003          $   397,605                 $  343,183
 6/30/2003          $   407,186                 $  349,807
 7/31/2003          $   438,057                 $  376,252
 8/31/2003          $   465,203                 $  396,457
 9/30/2003          $   442,848                 $  386,426
10/31/2003          $   483,833                 $  419,814
11/30/2003          $   496,075                 $  433,500
12/31/2003          $   487,026                 $  435,450
 1/31/2004          $   515,769                 $  458,312
 2/29/2004          $   506,720                 $  457,624
 3/31/2004          $   506,720                 $  459,775

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 2000 Growth Index for the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I shares have no sales charge or distribution fee, but have a shareholder service fee of up to .25% of their average daily net assets. Class R shares have distribution and shareholder services fees of up to ..25% of their average daily net assets. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee prior to the adoption of the shareholder services plan in 2003 and distribution fee applicable to class R shares which would have made returns slightly lower. The Fund's Class I shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

U.S. EMERGING GROWTH FUND

                                                                        NUMBER
                                                                       OF SHARES       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK -- 99.3%

ADVANCED MATERIALS/PRODUCTS -- 0.6%
   Ceradyne, Inc.*                                                         5,600   $     202,440
                                                                                   -------------
AEROSPACE/DEFENSE -- 0.4%
   Esterline Technologies Corp.*                                           5,900         146,615
                                                                                   -------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.5%
   Orbital Sciences Corp.*                                                12,900         161,637
                                                                                   -------------
APPAREL MANUFACTURERS -- 2.6%
   Carter's, Inc.*                                                         6,500         185,835
   Guess?, Inc.*                                                           8,500         153,255
   Kellwood Co.                                                            4,400         172,700
   Oxford Industries, Inc.                                                 4,600         212,474
   Quiksilver, Inc.*                                                      10,000         218,500
                                                                                   -------------
                                                                                         942,764
                                                                                   -------------
APPLIANCES -- 0.1%
   Applica, Inc.*                                                          3,500          39,340
                                                                                   -------------
APPLICATIONS SOFTWARE -- 0.8%
   Embarcadero Technologies, Inc.*                                        11,000         141,240
   Progress Software Corp.*                                                6,300         151,137
                                                                                   -------------
                                                                                         292,377
                                                                                   -------------
ATHLETIC FOOTWEAR -- 0.5%
   K-Swiss Cl. A                                                           7,700         188,419
                                                                                   -------------
AUDIO/VIDEO PRODUCTS -- 0.3%
   Digital Theater Systems, Inc.*                                          3,600          92,268
   Vialta, Inc.*                                                             193              62
                                                                                   -------------
                                                                                          92,330
                                                                                   -------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.5%
   Tenneco Automotive, Inc.*                                              12,700         161,163
                                                                                   -------------
B2B/E-COMMERCE -- 0.3%
   Agile Software Corp.*                                                  14,000         122,500
                                                                                   -------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 0.7%
   ElkCorp                                                                 4,900         132,741
   Simpson Manufacturing Co., Inc.*                                        2,100         102,795
                                                                                   -------------
                                                                                         235,536
                                                                                   -------------
BUILDING & CONSTRUCTION-MISCELLANEOUS -- 0.5%
   Dycom Industries, Inc.*                                                 6,600         175,032
                                                                                   -------------
BUILDING-HEAVY CONSTRUCTION -- 0.3%
   Chicago Bridge & Iron Co. N.V.                                          4,400         122,452
                                                                                   -------------
BUILDING-MOBIL HOME/MANUFACTURED HOUSING -- 0.5%
   Champion Enterprises, Inc.*                                            17,600         186,560
                                                                                   -------------
CASINO HOTELS -- 0.6%
   Boyd Gaming Corp.                                                      10,100         231,189
                                                                                   -------------
CASINO SERVICES -- 0.7%
   Alliance Gaming Corp.*                                                  7,600   $     244,188
                                                                                   -------------
CELLULAR TELECOMMUNICATIONS -- 1.1%
   NII Holdings, Inc. Cl. B*                                               6,900         241,707
   Western Wireless Corp. Cl. A*                                           6,400         149,568
                                                                                   -------------
                                                                                         391,275
                                                                                   -------------
CIRCUIT BOARDS -- 0.3%
   TTM Technologies, Inc.*                                                 9,400         115,808
                                                                                   -------------
COMMERCIAL BANKS-EASTERN US -- 0.1%
   The Bancorp Bank*                                                       2,500          45,000
                                                                                   -------------
COMMERCIAL BANKS-WESTERN US -- 1.0%
   Silicon Valley Bancshares*                                              3,800         123,272
   UCBH Holdings, Inc.                                                     5,800         232,232
                                                                                   -------------
                                                                                         355,504
                                                                                   -------------
COMMERCIAL SERVICES -- 0.8%
   Plexus Corp.*                                                           9,000         160,110
   Wireless Facilities, Inc.*                                             11,400         125,514
                                                                                   -------------
                                                                                         285,624
                                                                                   -------------
COMMUNICATIONS SOFTWARE -- 1.0%
   Digi International, Inc.*                                              12,800         126,336
   Inter-Tel, Inc.                                                         7,200         216,432
                                                                                   -------------
                                                                                         342,768
                                                                                   -------------
COMPUTER AIDED DESIGN -- 0.5%
   ANSYS, Inc.*                                                            1,200          47,688
   Aspen Technology, Inc.*                                                15,500         126,635
                                                                                   -------------
                                                                                         174,323
                                                                                   -------------
COMPUTER SERVICES -- 0.5%
   Ciber, Inc.*                                                           15,000         165,000
                                                                                   -------------
COMPUTERS -- 0.5%
   Mentor Corp.                                                            5,600         168,560
   PalmOne, Inc.*                                                          1,000          21,360
                                                                                   -------------
                                                                                         189,920
                                                                                   -------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.4%
   Radisys Corp.*                                                          7,300         152,570
                                                                                   -------------
COMPUTERS-MEMORY DEVICES -- 0.9%
   Komag, Inc.*                                                            5,000          92,000
   Silicon Storage Technology, Inc.*                                      18,100         234,214
                                                                                   -------------
                                                                                         326,214
                                                                                   -------------
CONSULTING SERVICES -- 0.7%
   Charles River Associates, Inc.*                                         2,800          91,801
   Navigant Consulting, Inc.*                                              8,300         167,909
                                                                                   -------------
                                                                                         259,710
                                                                                   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                        NUMBER
                                                                       OF SHARES       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

CONSUMER PRODUCTS-MISCELLANEOUS -- 1.2%
   Helen of Troy, Ltd.*                                                    4,900   $     151,949
   Jarden Corp.*                                                           8,200         291,182
                                                                                   -------------
                                                                                         443,131
                                                                                   -------------
COSMETICS & TOILETRIES -- 0.4%
   Elizabeth Arden, Inc.*                                                  6,300         133,056
                                                                                   -------------
DATA PROCESSING/MANAGEMENT -- 0.8%
   eFunds Corp.*                                                           8,800         144,320
   FileNET Corp.*                                                          5,400         143,910
                                                                                   -------------
                                                                                         288,230
                                                                                   -------------
DIAGNOSTIC EQUIPMENT -- 1.0%
   Cytyc Corp.*                                                            8,700         193,575
   Gen-Probe, Inc.*                                                        5,300         177,073
                                                                                   -------------
                                                                                         370,648
                                                                                   -------------
DIAGNOSTIC KITS -- 1.3%
   Dade Behring Holdings, Inc.*                                            5,800         257,984
   Idexx Laboratories, Inc.*                                               3,600         204,732
                                                                                   -------------
                                                                                         462,716
                                                                                   -------------
DISTRIBUTION/WHOLESALE -- 1.1%
   Brightpoint, Inc.*                                                     10,150         155,802
   LKQ Corp.*                                                              2,300          40,250
   SCP Pool Corp.*                                                         4,900         182,574
                                                                                   -------------
                                                                                         378,626
                                                                                   -------------
DIVERSIFIED MINERALS -- 0.3%
   Amcol International Corp.                                               6,700         116,915
                                                                                   -------------
DRUG DELIVERY SYSTEMS -- 0.7%
   Atrix Laboratories, Inc.*                                               2,800          71,400
   Noven Pharmaceuticals, Inc.*                                            8,000         171,760
                                                                                   -------------
                                                                                         243,160
                                                                                   -------------
E-COMMERCE/SERVICES -- 0.4%
   Priceline.Com, Inc.*                                                    5,800         156,368
                                                                                   -------------
EDUCATIONAL SOFTWARE -- 0.1%
   Skillsoft PLC -- ADR*                                                   3,100          39,990
                                                                                   -------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.6%
   DSP Group, Inc.*                                                        4,700         120,931
   NVE Corp.*                                                              2,100         100,128
                                                                                   -------------
                                                                                         221,059
                                                                                   -------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.0%
   Actel Corp.*                                                            5,100         115,413
   Conexant Systems, Inc.*                                                36,758         226,429
   Integrated Silicon Solution, Inc.*                                      8,900         157,886
   Microsemi Corp.*                                                        6,900          94,392
   Semtech Corp.*                                                          4,900         111,867
   Silicon Image, Inc.*                                                   18,600         191,580
   Staktek Holdings, Inc.*                                                 4,900   $      60,025
   Transmeta Corp.*                                                       28,700         113,652
                                                                                   -------------
                                                                                       1,071,244
                                                                                   -------------
ELECTRONIC MEASURE INSTRUMENTS -- 1.5%
   Itron, Inc.*                                                            9,200         171,212
   Measurement Specialties, Inc.*                                          9,000         174,420
   Trimble Navigation, Ltd.*                                               8,400         192,612
                                                                                   -------------
                                                                                         538,244
                                                                                   -------------
ELECTRONICS-MILITARY -- 0.8%
   EDO Corp.                                                               6,700         161,336
   Engineered Support Systems, Inc.                                        2,750         134,172
                                                                                   -------------
                                                                                         295,508
                                                                                   -------------
E-MARKETING/INFORMATION -- 0.6%
   Valueclick, Inc.*                                                      20,800         224,640
                                                                                   -------------
ENERGY-ALTERNATE SOURCES -- 0.9%
   Headwaters, Inc.*                                                       7,900         202,398
   Quantum Fuel Systems Technologies Worldwide, Inc.*                     16,000         126,880
                                                                                   -------------
                                                                                         329,278
                                                                                   -------------
ENGINES-INTERNAL COMBUST -- 1.1%
   Briggs & Stratton Corp.                                                 2,600         175,422
   Cummins, Inc.                                                           3,700         216,265
                                                                                   -------------
                                                                                         391,687
                                                                                   -------------
ENTERPRISE SOFTWARE/SERVICES -- 0.9%
   Microstrategy, Inc.*                                                    3,000         159,900
   Packeteer, Inc.*                                                       12,300         162,360
                                                                                   -------------
                                                                                         322,260
                                                                                   -------------
ENTERTAINMENT SOFTWARE -- 0.5%
   Take - Two Interactive Software, Inc.*                                  5,100         187,578
                                                                                   -------------
ENVIRON MONITORING&DET -- 0.4%
   Mine Safety Appliances Co.                                              4,900         138,964
                                                                                   -------------
E-SERVICES/CONSULTING -- 0.5%
   Digital Insight Corp.*                                                  3,900          80,808
   Websense, Inc.*                                                         3,100          91,791
                                                                                   -------------
                                                                                         172,599
                                                                                   -------------
FINANCE-AUTO LOANS -- 0.5%
   Westcorp                                                                3,900         171,873
                                                                                   -------------
FINANCE-CONSUMER LOANS -- 0.3%
   World Acceptance Corp.*                                                 6,300         122,913
                                                                                   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                        NUMBER
                                                                       OF SHARES       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

FINANCE-INVESTMENT BANKERS/BROKERS -- 1.3%
   Jefferies Group, Inc.                                                   4,000   $     141,320
   Knight Trading Group, Inc.*                                            13,600         172,176
   Raymond James Financial, Inc.                                           6,350         157,798
                                                                                   -------------
                                                                                         471,294
                                                                                   -------------
FINANCE-LEASING COMPANY -- 0.2%
   Marlin Business Services, Inc.*                                         4,000          67,320
                                                                                   -------------
FOOD-RETAIL -- 0.3%
   Wild Oats Markets, Inc.*                                                9,800         115,934
                                                                                   -------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.8%
   United Natural Foods, Inc.*                                             6,100         293,349
                                                                                   -------------
FOOTWEAR & RELATED APPAREL -- 0.6%
   Skechers USA, Inc. Cl. A*                                              15,200         199,272
                                                                                   -------------
HUMAN RESOURCES -- 1.5%
   AMN Healthcare Services, Inc.*                                          5,900         108,265
   CDI Corp.                                                               5,400         174,312
   Cross Country Healthcare, Inc.*                                         5,900          98,235
   Resources Connection, Inc.*                                             4,000         176,476
                                                                                   -------------
                                                                                         557,288
                                                                                   -------------
INDUSTRIAL AUDIO&VIDEO PRODUCTS -- 0.4%
   Sonic Solutions, Inc.*                                                  8,400         159,264
                                                                                   -------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.4%
   Cognex Corp.                                                            4,000         133,000
                                                                                   -------------
INSTRUMENTS-SCIENTIFIC -- 0.9%
   Dionex Corp.*                                                           4,400         232,320
   Varian, Inc.*                                                           2,500         100,425
                                                                                   -------------
                                                                                         332,745
                                                                                   -------------

INTERNET APPLICATIONS SOFTWARE -- 1.2%
   Tumbleweed Communications Corp.*                                       24,400         171,044
   WebEx Communications, Inc.*                                             8,200         243,786
                                                                                   -------------
                                                                                         414,830
                                                                                   -------------
INTERNET CONTENT-INFO/NEWS -- 0.9%
   Ask Jeeves, Inc.*                                                       8,800         314,424
                                                                                   -------------
INTERNET INCUBATORS -- 0.2%
   CMGI, Inc.*                                                            34,500          84,525
                                                                                   -------------
INTERNET INFRASTRUCTURE SOFTWARE -- 2.1%
   F5 Networks, Inc.*                                                      4,300         145,555
   Openwave Systems, Inc.*                                                14,966         199,646
   RADWARE, Ltd.*                                                          8,600         228,416
   Supportsoft, Inc.*                                                     15,461         170,226
                                                                                   -------------
                                                                                         743,843
                                                                                   -------------
INTERNET SECURITY -- 1.9%
   Aladdin Knowledge Systems, Ltd.*                                       12,400         232,004
   RSA Security, Inc.*                                                     7,000         131,530
   Secure Computing Corp.*                                                13,200   $     215,820
   WatchGuard Technologies, Inc.*                                         15,200         118,864
                                                                                   -------------
                                                                                         698,218
                                                                                   -------------
INVESTMENT COMPANIES -- 0.6%
   Harris & Harris Group, Inc.*                                           11,900         199,920
                                                                                   -------------
INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 0.5%
   Affiliated Managers Group, Inc.*                                        3,150         171,927
                                                                                   -------------
LASERS-SYSTEMS/COMPONENTS -- 0.4%
   Electronics for Imaging, Inc.*                                          5,300         130,221
                                                                                   -------------
LEISURE&RECREATIONAL PRODUCTS -- 1.5%
   K2, Inc.*                                                              12,100         193,963
   Multimedia Games, Inc.*                                                 4,400         108,856
   WMS Industries, Inc.*                                                   7,500         232,500
                                                                                   -------------
                                                                                         535,319
                                                                                   -------------
MACHINERY-CONSTRUCTION&MINING -- 0.5%
   Terex Corp.*                                                            4,700         173,759
                                                                                   -------------
MACHINERY-GENERAL INDUSTRY -- 0.4%
   Gardner Denver, Inc.*                                                   5,200         140,816
                                                                                   -------------
MACHINERY-PUMPS -- 0.7%
   Graco, Inc.                                                             8,700         253,257
                                                                                   -------------
MEDICAL INFORMATION SYSTEMS -- 0.6%
   IDX Systems Corp.*                                                      6,400         221,440
                                                                                   -------------
MEDICAL INSTRUMENTS -- 2.0%
   Abaxis, Inc.*                                                           9,500         192,375
   Advanced Neuromodulation Systems, Inc.*                                 3,850         138,947
   DJ Orthopedics, Inc.*                                                   8,100         209,385
   Kyphon, Inc.*                                                           6,800         162,588
                                                                                   -------------
                                                                                         703,295
                                                                                   -------------
MEDICAL LABS&TESTING SERVICES -- 0.4%
   Inveresk Research Group, Inc.*                                          5,400         153,468
                                                                                   -------------
MEDICAL LASER SYSTEMS -- 1.0%
   Biolase Technology, Inc.*                                              11,000         192,610
   Cutera Inc.*                                                            4,500          63,000
   VISX, Inc.*                                                             6,100         119,072
                                                                                   -------------
                                                                                         374,682
                                                                                   -------------
MEDICAL PRODUCTS -- 1.2%
   Possis Medical, Inc.*                                                   6,100         171,593
   Synovis Life Technologies, Inc.*                                        5,400          77,166
   Wright Medical Group, Inc.*                                             6,200         190,340
                                                                                   -------------
                                                                                         439,099
                                                                                   -------------
MEDICAL-BIOMEDICAL/GENETICS -- 2.4%
   Corgentech, Inc.*                                                       1,700          31,960
   Encysive Pharmaceuticals, Inc.*                                         3,000          30,840

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                        NUMBER
                                                                       OF SHARES       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

MEDICAL-BIOMEDICAL/GENETICS (CONTINUED)
   Integra LifeSciences Holdings*                                          3,600   $     110,232
   Martek Biosciences Corp.*                                               2,700         153,900
   Northfield Laboratories, Inc.*                                          7,200         116,136
   Serologicals Corp.*                                                     8,300         169,320
   Telik, Inc.*                                                            9,900         265,716
                                                                                   -------------
                                                                                         878,104
                                                                                   -------------
MEDICAL-DRUGS -- 3.1%
   Adolor Corp.*                                                          10,900         163,827
   Bradley Pharmaceuticals, Inc.*                                          6,300         158,634
   K-V Pharmaceutical Co. Cl. A*                                           7,600         186,656
   Ligand Pharmaceuticals, Inc. Cl. B*                                     9,100         182,910
   OSI Pharmaceuticals, Inc.*                                              1,400          53,760
   Salix Pharmaceuticals, Ltd.*                                            7,000         203,140
   Vaxgen, Inc.*                                                          14,400         163,296
                                                                                   -------------
                                                                                       1,112,223
                                                                                   -------------
MEDICAL-GENERIC DRUGS -- 1.1%
   Eon Labs, Inc.*                                                         2,500         167,700
   Impax Laboratories, Inc.*                                              10,700         239,359
                                                                                   -------------
                                                                                         407,059
                                                                                   -------------
MEDICAL-NURSING HOMES -- 0.5%
   Kindred Healthcare, Inc.*                                               3,500         176,050
                                                                                   -------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE -- 1.0%
   Select Medical Corp.                                                    9,900         165,330
   Vistacare, Inc. Cl. A*                                                  7,800         210,756
                                                                                   -------------
                                                                                         376,086
                                                                                   -------------
METAL-IRON -- 0.5%
   Cleveland Cliffs, Inc.*                                                 3,000         196,290
                                                                                   -------------
MULTILEVEL DIR SELLING -- 0.4%
   Nu Skin Enterprises, Inc. Cl. A                                         7,100         143,065
                                                                                   -------------
NETWORKING PRODUCTS -- 1.2%
   Aeroflex, Inc.*                                                        14,300         192,478
   Ixia*                                                                  13,300         143,906
   SafeNet, Inc.*                                                          3,000         112,620
                                                                                   -------------
                                                                                         449,004
                                                                                   -------------
OIL & GAS DRILLING -- 0.5%
   Grey Wolf, Inc.*                                                       29,600         122,544
   Todco Cl. A*                                                            4,900          71,540
                                                                                   -------------
                                                                                         194,084
                                                                                   -------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.5%
   Cheniere Energy, Inc.*                                                  4,800          83,232
   Evergreen Resources, Inc.*                                              2,200          75,570
   Swift Energy Co.*                                                       9,600         180,960
   Ultra Petroleum Corp.*                                                  1,800          54,018
   Unit Corp.*                                                             5,800         159,036
                                                                                   -------------
                                                                                         552,816
                                                                                   -------------
PHARMACY SERVICES -- 0.3%
   Healthextras, Inc.*                                                    10,400   $     119,392
                                                                                   -------------
PHYSICAL PRACTICE MANAGEMENT -- 0.4%
   American Healthways, Inc.*                                              6,300         153,846
                                                                                   -------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.3%
   Artesyn Technologies, Inc.*                                            12,800         121,856
                                                                                   -------------
RACETRACKS -- 0.4%
   Penn National Gaming, Inc.*                                             4,900         140,973
                                                                                   -------------
RADIO -- 0.9%
   Cumulus Media, Inc. Cl. A*                                              7,600         151,924
   Emmis Broadcasting Corp. Cl. A*                                         7,100         169,051
                                                                                   -------------
                                                                                         320,975
                                                                                   -------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.5%
   Jones Lang LaSalle, Inc.*                                               6,700         172,257
                                                                                   -------------
REAL ESTATE OPERATION/DEVELOPMENT -- 0.4%
   Corrections Corp. of America*                                           4,500         160,200
                                                                                   -------------
RESPIRATORY PRODUCTS -- 0.6%
   ResMed, Inc.*                                                           2,000          90,380
   Respironics, Inc.*                                                      2,200         118,844
                                                                                   -------------
                                                                                         209,224
                                                                                   -------------
RETAIL-APPAREL/SHOE -- 2.2%
   Aeropostale, Inc.*                                                      6,000         217,560
   Cache, Inc.*                                                            5,400         178,038
   Children's Place Retail
    Stores, Inc.*                                                          6,200         192,014
   Christopher & Banks Corp.                                               9,600         202,656
                                                                                   -------------
                                                                                         790,268
                                                                                   -------------
RETAIL-AUTO PARTS -- 0.5%
   TBC Corp.*                                                              6,200         182,094
                                                                                   -------------
RETAIL-DISCOUNT -- 0.5%
   Tuesday Morning Corp.*                                                  4,800         165,408
                                                                                   -------------
RETAIL-GARDENING PRODUCTS -- 0.2%
   Tractor Supply Co.*                                                     1,600          61,952
                                                                                   -------------
RETAIL-MAIL ORDER -- 0.2%
   J. Jill Group, Inc.*                                                    2,900          59,508
                                                                                   -------------
RETAIL-PET FOOD & SUPPLIES -- 0.3%
   Petco Animal Supplies, Inc.*                                            3,300          92,994
                                                                                   -------------
RETAIL-RESTAURANTS -- 0.7%
   Applebee's International, Inc.                                          4,450         184,008
   Buffalo Wild Wings, Inc.*                                                 700          20,041
   Red Robin Gourmet Burgers, Inc.*                                        1,900          53,960
                                                                                   -------------
                                                                                         258,009
                                                                                   -------------
RETAIL-SPORTING GOODS -- 0.6%
   Dick's Sporting Goods, Inc.*                                            3,600         209,304
                                                                                   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                        NUMBER
                                                                       OF SHARES       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK (Continued)

SCHOOLS -- 0.7%
   Strayer Education, Inc.                                                   200   $      23,394
   Sylvan Learning Systems, Inc.*                                          6,100         214,171
                                                                                   -------------
                                                                                         237,565
                                                                                   -------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.9%
   Integrated Device Technology, Inc.*                                     6,300          94,500
   TriQuint Semiconductor, Inc.*                                           5,600          40,880
   Vitesse Semiconductor Corp.*                                           24,100         170,869
                                                                                   -------------
                                                                                         306,249
                                                                                   -------------
SEMICONDUCTOR EQUIPMENT -- 3.1%
   August Technology Corp.*                                               10,400         156,000
   Axcelis Technologies, Inc.*                                             7,800          86,736
   Brooks Automation, Inc.*                                               10,700         224,486
   Kulicke & Soffa Industries, Inc.*                                      18,300         214,476
   LTX Corp.*                                                             13,300         200,830
   Tessera Technologies, Inc.*                                               700          12,810
   Varian Semiconductor Equipment Associates, Inc.*                        5,600         235,200
                                                                                   -------------
                                                                                       1,130,538
                                                                                   -------------
STEEL-PRODUCERS -- 0.6%
   Carpenter Technology Corp.                                              6,100         200,568
                                                                                   -------------
TELECOMMUNICATIONS EQUIPMENT -- 0.9%
   Arris Group, Inc.*                                                     12,200         112,240
   Ditech Communications Corp.*                                            4,338          72,314
   Tekelec*                                                                8,000         132,720
                                                                                   -------------
                                                                                         317,274
                                                                                   -------------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS -- 0.8%
   Avanex Corp.*                                                          33,600         145,152
   Harmonic, Inc.*                                                        13,000         125,450
                                                                                   -------------
                                                                                         270,602
                                                                                   -------------
TELECOMMUNICATIONS SERVICES -- 1.7%
   Aspect Communications Corp.*                                           20,400         319,668
   MasTec, Inc.*                                                          13,800         130,686
   PTEK Holdings, Inc.*                                                   18,900         173,691
                                                                                   -------------
                                                                                         624,045
                                                                                   -------------
THERAPEUTICS -- 5.1%
   Atherogenics, Inc.*                                                     9,600         219,552
   Connetics Corp.*                                                        6,400         141,888
   Eyetech Pharmaceuticals, Inc.*                                          5,300         175,960
   MGI Pharma, Inc.*                                                       2,900         177,654
   Nabi Biopharmaceuticals*                                               11,300         175,715
   NeoPharm, Inc.*                                                         8,800         165,088
   Neurocrine Biosciences, Inc.*                                           1,900         112,290
   NPS Pharmaceuticals, Inc.*                                              5,500         157,025
   Onyx Pharmaceuticals, Inc.*                                             5,600         226,576
   Tanox, Inc.*                                                            8,200         122,098
   Vicuron Pharmaceuticals, Inc.*                                          6,800         154,700
                                                                                   -------------
                                                                                       1,828,546
                                                                                   -------------
TRANSACTIONAL SOFTWARE -- 0.8%
   Open Solutions, Inc.*                                                   1,800   $      39,744
   Transaction Systems Architects, Inc. Cl. A*                            10,900         252,226
                                                                                   -------------
                                                                                         291,970
                                                                                   -------------
TRANSPORT-SERVICES -- 0.4%
   Pacer International, Inc.*                                              6,400         141,056
                                                                                   -------------
TRAVEL SERVICES -- 0.3%
   Orbitz, Inc. Cl. A*                                                     4,800         114,288
                                                                                   -------------
VITAMINS & NUTRITION PRODUCTS -- 0.6%
   NBTY, Inc.*                                                             6,200         230,516
                                                                                   -------------
WIRE & CABLE PRODUCTS -- 0.7%
   Encore Wire Corp.*                                                      7,200         268,200
                                                                                   -------------
WIRELESS EQUIPMENT -- 2.4%
   Audiovox Corp. Cl. A*                                                  12,400         248,000
   Novatel Wireless, Inc.*                                                10,500         225,750
   Powerwave Technologies, Inc.*                                          20,400         159,120
   Radyne ComStream, Inc.*                                                13,500         128,250
   RF Micro Devices, Inc.*                                                13,800         116,748
                                                                                   -------------
                                                                                         877,868
                                                                                   -------------

TOTAL COMMON STOCK
   (Cost: $29,160,992)                                                                35,793,780
                                                                                   -------------

                                                                      PRINCIPAL
                                                                        AMOUNT
------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 6.6%

MONEY MARKET FUNDS -- 5.4%
   Federated Prime Cash Obligated Fund**                            $  1,936,781       1,936,781
                                                                                   -------------
TIME DEPOSIT -- 1.2%
   Brown Brothers Harriman & Co.
    0.490%, 04/01/04                                                     446,334         446,334
                                                                                   -------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $2,383,115)                                                                  2,383,115
                                                                                   -------------
TOTAL INVESTMENTS -- 105.9%
   (Cost: $31,544,107)                                                                38,176,895
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (5.9%)                                                                   (2,134,095)
                                                                                   -------------
NET ASSETS -- 100.0%                                                               $  36,042,800
                                                                                   =============

----------
*   Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
ADR -- American Depository Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. LARGE CAP VALUE FUND (FORMERLY LARGE CAP VALUE FUND)

   MANAGEMENT TEAM: STEPHEN SEXAUER, Lead Portfolio Manager; MARK W. STUCKELMAN, Portfolio Manager; JOHN MAZUR, Investment Analyst; NELSON SHING, Investment Analyst; AERUS TRAN, Investment Analyst; MARK P. ROEMER, Product Specialist

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The U.S. Large Cap Value Fund seeks long-term capital appreciation through investments in a diversified portfolio comprised predominantly of U.S. companies with larger market capitalizations that, in the opinion of the Investment Adviser, are undervalued relative to other market measures.

   MARKET OVERVIEW: The powerful combination of economic expansion and rising corporate profits helped propel U.S. stock prices significantly higher during the twelve months ended March 31, 2004.

   Driven by fiscal and monetary stimulus, GDP grew at an annual rate of more than 6% in the second half of 2003. In particular, signs of improvement in the job market -- a key element of sustainable growth -- buoyed investor sentiment.

   Corporate earnings soared as a result of strengthening demand, productivity gains and cost-cutting measures. The depreciation of the dollar contributed to profit growth for large U.S. multinational companies. A lower dollar made prices of U.S. exports more competitive in world markets. In addition, revenues earned overseas were worth more when translated back into dollar terms.

   A key theme this period was the outperformance of small-cap stocks, which was apparent in all major U.S. equity indices. For example, the smallest stocks within the large-cap Russell 1000 Value Index turned in the best results. Investors' tolerance for risk increased, sparking enthusiasm for lower-quality stocks whose market capitalizations had fallen significantly from their March 2000 peaks.

   PERFORMANCE: The Fund's Class R Share delivered a 37.09% gain from April 1, 2003 through March 31, 2004. The Russell 1000 Value Index rose 40.81%, and the S&P 500 Index was up 35.11%.

   PORTFOLIO SPECIFICS: The Fund kept pace with the stock market's sharp rally. Positions in nearly every sector of investment posted double-digit gains, with notable strength among producers/manufacturing and retail names. Holdings in the heavily weighted financial services sector made the greatest contribution to return, with FleetBoston Financial among the best-performing stocks. The company benefited from a rebound in its credit quality and news it was being purchased by Bank of America. Other top performers this period included Citigroup, Federated Department Stores and McDonalds.

   Relative to the Russell 1000 Value Index, the Fund modestly trailed. This was mainly due to its below-benchmark exposure to many of the smaller-cap, lower-quality stocks that produced the best returns. While these companies were generally inexpensive, they did not meet our investment criteria for financial strength and positive fundamental change. As such, we did not own them.

   MARKET OUTLOOK: We anticipate this period's favorable trends in the economy and earnings will continue, driven by:

   -  Re-emergence of employment growth

   -  Low interest rates and low value of the U.S. dollar

   -  High rates of productivity among U.S. companies

   The stock market should continue to reward investors in this environment. As always, we remain focused on identifying attractively valued, large-cap companies exhibiting sustainable earnings growth for the Fund.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN LARGE CAP VALUE FUND CLASS R SHARES WITH THE RUSSELL 1000 VALUE INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/04

                                                          SINCE
           1 YEAR                5 YEARS                INCEPTION
           37.09%                 4.41%                  12.78%

             U.S. LARGE CAP VALUE FUND
                  CLASS R SHARES         RUSSELL 1000 VALUE INDEX
   4/30/96          $   250,000                 $  250,000
   5/31/96          $   256,600                 $  253,125
   6/30/96          $   263,800                 $  253,328
   7/31/96          $   257,600                 $  243,752
   8/31/96          $   264,800                 $  250,723
   9/30/96          $   278,800                 $  260,702
  10/31/96          $   288,600                 $  270,791
  11/30/96          $   311,581                 $  290,423
  12/31/96          $   310,622                 $  286,706
   1/31/97          $   327,247                 $  300,611
   2/28/97          $   331,246                 $  305,030
   3/31/97          $   316,936                 $  294,049
   4/30/97          $   333,350                 $  306,399
   5/31/97          $   358,183                 $  323,527
   6/30/97          $   369,758                 $  337,406
   7/31/97          $   412,900                 $  362,779
   8/31/97          $   403,430                 $  349,864
   9/30/97          $   428,684                 $  370,996
  10/31/97          $   412,269                 $  360,645
  11/30/97          $   425,854                 $  376,586
  12/31/97          $   436,586                 $  387,582
   1/31/98          $   434,531                 $  382,078
   2/28/98          $   469,924                 $  407,792
   3/31/98          $   500,065                 $  432,749
   4/30/98          $   502,805                 $  435,648
   5/31/98          $   500,750                 $  429,201
   6/30/98          $   511,938                 $  434,695
   7/31/98          $   501,864                 $  427,000
   8/31/98          $   424,288                 $  363,463
   9/30/98          $   448,323                 $  384,326
  10/31/98          $   479,972                 $  414,111
  11/30/98          $   502,997                 $  433,408
  12/31/98          $   524,487                 $  448,144
   1/31/99          $   530,983                 $  451,729
   2/28/99          $   512,743                 $  445,360
   3/31/99          $   522,238                 $  454,579
   4/30/99          $   563,217                 $  497,037
   5/31/99          $   554,721                 $  491,569
   6/30/99          $   570,214                 $  505,825
   7/31/99          $   558,719                 $  491,004
   8/31/99          $   538,729                 $  472,788
   9/30/99          $   516,741                 $  456,240
  10/31/99          $   546,226                 $  482,520
  11/30/99          $   530,983                 $  478,756
  12/31/99          $   570,488                 $  481,054
 1/31/2000          $   534,848                 $  465,372
 2/29/2000          $   491,679                 $  430,795
 3/31/2000          $   545,641                 $  483,352
 4/30/2000          $   545,641                 $  477,745
 5/31/2000          $   544,637                 $  482,761
 6/30/2000          $   520,291                 $  460,699
 7/31/2000          $   538,362                 $  466,458
 8/31/2000          $   568,229                 $  492,393
 9/30/2000          $   576,512                 $  496,923
10/31/2000          $   605,626                 $  509,147
11/30/2000          $   581,409                 $  490,258
12/31/2000          $   613,498                 $  514,819
 1/31/2001          $   622,847                 $  516,827
 2/28/2001          $   609,456                 $  502,459
 3/31/2001          $   591,010                 $  484,723
 4/30/2001          $   624,616                 $  508,474
 5/31/2001          $   644,830                 $  519,915
 6/30/2001          $   634,471                 $  508,373
 7/31/2001          $   634,471                 $  507,305
 8/31/2001          $   604,149                 $  486,962
 9/30/2001          $   556,141                 $  452,680
10/31/2001          $   553,361                 $  448,787
11/30/2001          $   593,537                 $  474,861
12/31/2001          $   605,624                 $  486,068
 1/31/2002          $   593,023                 $  482,325
 2/28/2002          $   597,394                 $  483,097
 3/31/2002          $   627,226                 $  505,948
 4/30/2002          $   602,538                 $  488,594
 5/31/2002          $   609,224                 $  491,037
 6/30/2002          $   563,963                 $  462,851
 7/31/2002          $   508,672                 $  419,806
 8/31/2002          $   506,101                 $  422,954
 9/30/2002          $   443,095                 $  375,922
10/31/2002          $   485,270                 $  403,778
11/30/2002          $   516,011                 $  429,216
12/31/2002          $   494,131                 $  410,588
 1/31/2003          $   486,577                 $  400,652
 2/28/2003          $   473,813                 $  389,954
 3/31/2003          $   473,032                 $  390,617
 4/30/2003          $   510,801                 $  424,991
 5/31/2003          $   543,101                 $  452,446
 6/30/2003          $   549,092                 $  458,101
 7/31/2003          $   557,167                 $  464,927
 8/31/2003          $   560,293                 $  472,180
 9/30/2003          $   556,646                 $  467,553
10/31/2003          $   591,290                 $  496,167
11/30/2003          $   592,708                 $  502,915
12/31/2003          $   628,404                 $  533,894
 1/31/2004          $   641,191                 $  543,291
 2/29/2004          $   654,510                 $  554,917
 3/31/2004          $   648,383                 $  550,034

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 1000 Value Index for the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I shares have no sales charge or distribution fee, but have a shareholder service fee of up to .25% of their average daily net assets. Class R shares have distribution and shareholder services fees up to ..25% of their average daily net assets. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee prior to the adoption of the shareholder services plan in 2003 or distribution fees applicable to Class R Shares, which would have made returns slightly lower. The Fund's Class I Shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds). Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

U.S. LARGE CAP VALUE FUND

                                                                        NUMBER
                                                                       OF SHARES       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK -- 98.7%

AEROSPACE/DEFENSE -- 0.8%
   Raytheon Co.                                                            5,700   $     178,638
                                                                                   -------------
APPLICATIONS SOFTWARE -- 3.3%
   Microsoft Corp.                                                        27,500         686,675
                                                                                   -------------
BEVERAGES-NON-ALCOHOLIC -- 1.3%
   PepsiCo, Inc.                                                           5,100         274,635
                                                                                   -------------
CABLE TV -- 0.5%
   Comcast Corp. Cl. A*                                                    3,900         112,086
                                                                                   -------------
COMMERCIAL BANKS-EASTERN US -- 1.0%
   North Fork Bancorporation                                               5,000         211,600
                                                                                   -------------
COMPUTERS -- 3.7%
   Hewlett-Packard Co.                                                    19,400         443,096
   International Business Machines Corp.                                   3,600         330,624
                                                                                   -------------
                                                                                         773,720
                                                                                   -------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.7%
   Fortune Brands, Inc.                                                    4,800         367,824
                                                                                   -------------
COSMETICS & TOILETRIES -- 2.8%
   Kimberly-Clark Corp.                                                    5,000         315,500
   Procter & Gamble Co.                                                    2,700         283,176
                                                                                   -------------
                                                                                         598,676
                                                                                   -------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 7.8%
   3M Co.                                                                  6,200         507,594
   ITT Industries, Inc.                                                    6,800         519,044
   Textron, Inc.                                                           5,300         281,695
   Tyco International, Ltd.                                               11,700         335,205
                                                                                   -------------
                                                                                       1,643,538
                                                                                   -------------
ELECTRIC-INTEGRATED -- 2.3%
   Public Services Enterprise Group                                        5,500         258,390
   TXU Corp.                                                               7,600         217,816
                                                                                   -------------
                                                                                         476,206
                                                                                   -------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.1%
   PPL Corp.                                                               5,000         228,000
                                                                                   -------------
FIDUCIARY BANKS -- 1.6%
   Bank of New York Co., Inc.                                             10,600         333,900
                                                                                   -------------
FINANCE-CREDIT CARD -- 1.5%
   American Express Co.                                                    6,100         316,285
                                                                                   -------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 11.4%
   Citigroup, Inc.                                                        12,800         661,760
   J.P. Morgan Chase & Co.                                                22,100         927,095
   Morgan Stanley Dean Witter & Co.                                       14,000         802,200
                                                                                   -------------
                                                                                       2,391,055
                                                                                   -------------
FINANCIAL GUARANTEE INSURANCE -- 1.8%
   Ambac Financial Group, Inc.                                             5,000   $     368,900
                                                                                   -------------
INDUSTRIAL GASES -- 2.3%
   Praxair, Inc.                                                          13,100         486,272
                                                                                   -------------
LIFE/HEALTH INSURANCE -- 1.3%
   Jefferson-Pilot Corp.                                                   5,100         280,551
                                                                                   -------------
MEDICAL-DRUGS -- 4.5%
   Abbott Laboratories                                                     8,600         353,460
   Pfizer, Inc.                                                           16,900         592,345
                                                                                   -------------
                                                                                         945,805
                                                                                   -------------
MEDICAL-HMO -- 1.5%
   Wellpoint Health Networks, Inc.*                                        2,700         307,044
                                                                                   -------------
MULTI-LINE INSURANCE -- 6.2%
   Allstate Corp.                                                          8,100         368,226
   American International Group, Inc.                                     13,000         927,550
                                                                                   -------------
                                                                                       1,295,776
                                                                                   -------------
MULTIMEDIA -- 5.7%
   Time Warner, Inc.*                                                     36,100         608,646
   Viacom, Inc. Cl. B                                                      8,300         325,443
   Walt Disney Co.                                                        10,200         254,898
                                                                                   -------------
                                                                                       1,188,987
                                                                                   -------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.8%
   Apache Corp.                                                            8,950         386,371
                                                                                   -------------
OIL COMPANIES-INTEGRATED -- 9.0%
   Chevrontexaco Corp.                                                     3,500         307,230
   ConocoPhillips                                                         12,210         852,380
   Exxon Mobil Corp.                                                      17,800         740,302
                                                                                   -------------
                                                                                       1,899,912
                                                                                   -------------
OIL-FIELD SERVICES -- 0.5%
   Weatherford International, Ltd.*                                        2,700         113,481
                                                                                   -------------
PROPERTY/CASUALTY INSURANCE -- 0.8%
   Travelers Property Casualty Corp. Cl. A                                10,357         177,623
                                                                                   -------------
RETAIL-DISCOUNT -- 1.6%
   TJX Cos., Inc.                                                         14,100         346,296
                                                                                   -------------
RETAIL-REGIONAL DEPARTMENT STORES -- 1.8%
   Federated Department Stores, Inc.                                       6,900         372,945
                                                                                   -------------
RETAIL-RESTAURANTS -- 0.8%
   McDonalds Corp.                                                         5,800         165,706
                                                                                   -------------
SAVINGS & LOANS/THRIFTS-WESTERN US -- 2.8%
   Washington Mutual, Inc.                                                14,000         597,940
                                                                                   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                        NUMBER
                                                                       OF SHARES       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

SUPER-REGIONAL BANKS-US -- 8.3%
   FleetBoston Financial Corp.                                            20,000   $     898,000
   Wells Fargo & Co.                                                      14,900         844,383
                                                                                   -------------
                                                                                       1,742,383
                                                                                   -------------
TELECOMMUNICATIONS EQUIPMENT -- 1.1%
   ADC Telecommunication, Inc.*                                           82,900         240,410
                                                                                   -------------
TELEPHONE-INTEGRATED -- 3.6%
   Verizon Communications, Inc.                                           20,600         752,724
                                                                                   -------------
WIRELESS EQUIPMENT -- 2.5%
   Motorola, Inc.                                                         29,400         517,440
                                                                                   -------------
TOTAL COMMON STOCK
   (Cost: $16,725,729)                                                                20,779,404
                                                                                   -------------

                                                                      PRINCIPAL
                                                                        AMOUNT         VALUE
------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 0.3%

TIME DEPOSIT -- 0.3%
   Brown Brothers Harriman & Co.
    0.490%, 04/01/04
    (Cost: $54,610)                                                 $     54,610   $      54,610
                                                                                   -------------
TOTAL INVESTMENTS -- 99.0%
   (Cost: $16,780,339)                                                                20,834,014
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 1.0%                                                                   214,473
                                                                                   -------------
NET ASSETS -- 100.0%                                                               $  21,048,487
                                                                                   =============

----------
* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. LARGE CAP SELECT GROWTH FUND

   MANAGEMENT TEAM: STEPHEN ROSS, Lead Portfolio Manager; MICHAEL W. BARRACLOUGH, Portfolio Manager; THOMAS J. SMITH, CFA, Portfolio Manager; CHRISTIANE BOYD, Investment Analyst; CARRIE L. BOYKO, Investment Analyst; JOSHUA
M. MOSS, Investment Analyst

   CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

   GOAL: The U.S. Large Cap Select Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index at time of purchase.

   MARKET OVERVIEW: U.S. stock prices climbed substantially higher from April 1, 2003 through March 31, 2004 driven by a number of positive catalysts. Early in the period, investors cheered the end of major military conflict in Iraq. In May, President Bush signed a $350-billion tax-cut package into law, and, in June, the Federal Reserve reduced short-term interest rates to 45-year lows. As the period progressed, the economy strengthened, with GDP growing at an annual rate of 6.2% in the second half of 2003. Importantly, the long-awaited rebound in the business sector of the economy began to unfold, demonstrated by increased capital spending and more hiring.

   Corporate profits soared to record-high levels during the period, supported by cost-cutting measures, productivity gains and revenue increases. Additionally, the decline in the U.S. dollar versus the euro and yen boosted the earnings of large U.S. multinational corporations. The falling dollar stimulated demand for U.S. exports, which were more price-competitive in global markets, and meant offshore revenues were worth more when translated back into dollar terms.

   PERFORMANCE: The Fund's Class R Shares advanced 18.16% during the fiscal year ended March 31, 2004 versus a 32.19% increase in the Russell 1000 Growth Index.

   PORTFOLIO SPECIFICS: The Fund registered a strong advance this period. Positions in the heavily weighted technology sector made the largest contribution to return, followed by consumer services holdings.

   Compared to the Russell 1000 Growth Index, the Fund underperformed. One area that hurt relative results was the Fund's higher exposure to larger-cap, more growth-oriented names than the benchmark. Within the universe of large-cap growth companies, stocks with lower market capitalizations and more value-oriented characteristics outperformed this period. Issue selection in the technology, retail and healthcare sectors also detracted from relative performance. On a positive note, an overweight in the technology sector and stock selection among consumer services companies helped results versus the benchmark.

   MARKET OUTLOOK: We remain positive in our outlook for U.S. equities given:

   -  Many economic indicators point to continued GDP growth

   -  Corporate profits are expected to stay strong

   - Interest rates should remain at low levels, even if the Federal Reserve raises rates later this year

   Our outlook is especially favorable for large-cap stocks, as the weaker dollar should continue to benefit major U.S. multinationals. In addition, small-cap stocks have outperformed large caps in each of the last five calendar years -- a leadership cycle we believe is overextended. Against this backdrop, our focus on identifying companies poised to benefit from change should lead us to stocks with attractive appreciation potential for the Fund.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. LARGE CAP SELECT GROWTH FUND CLASS R SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/04

                                                          SINCE
           1 YEAR                5 YEARS                INCEPTION
           18.16%                - 10.58%                 6.63%

             U.S. LARGE CAP SELECT GROWTH FUND
                      CLASS R SHARES              RUSSELL 1000 GROWTH INDEX
  12/27/96            $    250,000                      $    250,000
  12/31/96            $    247,420                      $    246,185
   1/31/97            $    272,446                      $    263,452
   2/28/97            $    267,802                      $    261,669
   3/31/97            $    260,062                      $    247,507
   4/30/97            $    269,866                      $    263,941
   5/31/97            $    300,052                      $    282,990
   6/30/97            $    311,146                      $    294,315
   7/31/97            $    349,845                      $    320,345
   8/31/97            $    341,847                      $    301,595
   9/30/97            $    359,133                      $    316,436
  10/31/97            $    358,617                      $    304,741
  11/30/97            $    354,231                      $    317,683
  12/31/97            $    360,423                      $    321,241
   1/31/98            $    365,583                      $    330,846
   2/28/98            $    399,123                      $    355,733
   3/31/98            $    423,633                      $    369,912
   4/30/98            $    437,049                      $    375,032
   5/31/98            $    425,955                      $    364,388
   6/30/98            $    456,656                      $    386,707
   7/31/98            $    446,852                      $    384,147
   8/31/98            $    372,291                      $    326,494
   9/30/98            $    418,473                      $    351,576
  10/31/98            $    449,690                      $    379,832
  11/30/98            $    492,518                      $    408,726
  12/31/98            $    577,915                      $    445,580
   1/31/99            $    642,931                      $    471,745
   2/28/99            $    629,257                      $    450,195
   3/31/99            $    694,014                      $    473,907
   4/30/99            $    730,134                      $    474,514
   5/31/99            $    735,294                      $    459,932
   6/30/99            $    766,254                      $    492,146
   7/31/99            $    755,934                      $    476,505
   8/31/99            $    751,290                      $    484,291
   9/30/99            $    765,480                      $    474,116
  10/31/99            $    820,691                      $    509,922
  11/30/99            $    915,119                      $    537,432
  12/31/99            $  1,131,321                      $    593,330
 1/31/2000            $  1,082,301                      $    565,509
 2/29/2000            $  1,240,196                      $    593,157
 3/31/2000            $  1,283,282                      $    635,615
 4/30/2000            $  1,184,727                      $    605,372
 5/31/2000            $  1,109,133                      $    574,886
 6/30/2000            $  1,226,006                      $    618,456
 7/31/2000            $  1,171,569                      $    592,673
 8/31/2000            $  1,324,045                      $    646,334
 9/30/2000            $  1,208,978                      $    585,197
10/31/2000            $  1,085,139                      $    557,505
11/30/2000            $    876,102                      $    475,324
12/31/2000            $    858,016                      $    460,284
 1/31/2001            $    836,207                      $    492,085
 2/28/2001            $    692,052                      $    408,544
 3/31/2001            $    598,962                      $    364,086
 4/30/2001            $    676,625                      $    410,132
 5/31/2001            $    646,305                      $    404,095
 6/30/2001            $    613,857                      $    394,736
 7/31/2001            $    578,483                      $    384,872
 8/31/2001            $    513,054                      $    353,389
 9/30/2001            $    429,540                      $    318,121
10/31/2001            $    453,309                      $    334,822
11/30/2001            $    508,669                      $    366,999
12/31/2001            $    505,727                      $    366,302
 1/31/2002            $    486,204                      $    359,818
 2/28/2002            $    454,913                      $    344,886
 3/31/2002            $    480,320                      $    356,819
 4/30/2002            $    452,239                      $    327,702
 5/31/2002            $    438,867                      $    319,772
 6/30/2002            $    390,728                      $    290,193
 7/31/2002            $    359,973                      $    274,232
 8/31/2002            $    361,577                      $    275,055
 9/30/2002            $    338,310                      $    246,532
10/31/2002            $    356,496                      $    269,139
11/30/2002            $    369,868                      $    283,753
12/31/2002            $    334,031                      $    264,146
 1/31/2003            $    327,345                      $    257,727
 2/28/2003            $    326,008                      $    256,541
 3/31/2003            $    337,240                      $    261,313
 4/30/2003            $    358,635                      $    280,650
 5/31/2003            $    368,798                      $    294,655
 6/30/2003            $    372,810                      $    298,721
 7/31/2003            $    383,507                      $    306,159
 8/31/2003            $    392,600                      $    313,782
 9/30/2003            $    381,903                      $    310,425
10/31/2003            $    399,821                      $    327,871
11/30/2003            $    404,368                      $    331,281
12/31/2003            $    403,565                      $    342,743
 1/31/2004            $    414,263                      $    349,735
 2/29/2004            $    411,053                      $    351,973
 3/31/2004            $    398,484                      $    345,427

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 1000 Growth Index for the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I shares have no sales charge or distribution fee, but have a shareholder service fee of up to .25% of their average daily net assets. Class R Shares have distribution and shareholder services fees up to ..25% of their daily net assets. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee prior to the adoption of the shareholder services plan in 2003 and distribution fees applicable to Class R Shares which would have made returns slightly lower. The Fund's Class I Shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

U.S. LARGE CAP SELECT GROWTH FUND

                                                                        NUMBER
                                                                       OF SHARES       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK -- 99.8%

ADVERTISING AGENCIES -- 2.0%
   Omnicom Group                                                           3,500   $     280,875
                                                                                   -------------
APPLICATIONS SOFTWARE -- 6.5%
   Infosys Technologies -- Spons. ADR                                      2,200         179,740
   Microsoft Corp.                                                        28,700         716,639
                                                                                   -------------
                                                                                         896,379
                                                                                   -------------
BEVERAGES-NON-ALCOHOLIC -- 2.5%
   Coca-Cola Co.                                                           6,800         342,040
                                                                                   -------------
CABLE TV -- 1.4%
   The Direct Tv Group, Inc.*                                             12,400         190,712
                                                                                   -------------
CASINO SERVICES -- 2.2%
   International Game Technology                                           6,800         305,728
                                                                                   -------------
CELLULAR TELECOMMUNICATIONS -- 1.4%
   Nextel Communications, Inc. Cl. A*                                      7,900         195,367
                                                                                   -------------
COMPUTERS -- 3.2%
   Dell, Inc.*                                                            13,200         443,784
                                                                                   -------------
COMPUTERS-MEMORY DEVICES -- 2.4%
   EMC Corp.*                                                             24,200         329,362
                                                                                   -------------
COSMETICS & TOILETRIES -- 7.7%
   Avon Products, Inc.                                                     3,200         242,784
   Procter & Gamble Co.                                                    4,400         461,472
   The Gillette Co.                                                        9,100         355,810
                                                                                   -------------
                                                                                       1,060,066
                                                                                   -------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 5.0%
   General Electric Co.                                                   22,700         692,804
                                                                                   -------------
E-COMMERCE/SERVICES -- 1.9%
   eBay, Inc.*                                                             3,800         263,454
                                                                                   -------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.5%
   Flextronics International, Ltd.*                                       11,900         204,918
                                                                                   -------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 5.9%
   Intel Corp.                                                            17,900         486,880
   Texas Instuments, Inc.                                                 11,300         330,186
                                                                                   -------------
                                                                                         817,066
                                                                                   -------------
ELECTRONIC MEASURE INSTRUMENTS -- 1.9%
   Agilent Technologies, Inc.*                                             8,100         256,203
                                                                                   -------------
FINANCE-CREDIT CARD -- 1.9%
   Capital One Financial Corp.                                             3,500         264,005
                                                                                   -------------
FINANCE-INVESTMENT BANKERS/BROKERS -- 1.9%
   J.P. Morgan Chase & Co.                                                 6,200         260,090
                                                                                   -------------
MEDICAL INSTRUMENTS -- 2.8%
   Boston Scientific Corp.*                                                9,000   $     381,420
                                                                                   -------------
MEDICAL-BIOMEDICAL/GENETICS -- 4.8%
   Amgen, Inc.*                                                            6,300         366,471
   Genentech, Inc.*                                                        2,700         285,714
                                                                                   -------------
                                                                                         652,185
                                                                                   -------------
MEDICAL-DRUGS -- 6.3%
   Forest Laboratories, Inc. Cl. A*                                        2,800         200,536
   Pfizer, Inc.                                                           19,100         669,455
                                                                                   -------------
                                                                                         869,991
                                                                                   -------------
MEDICAL-GENERIC DRUGS -- 2.3%
   Barr Laboratories, Inc.*                                                6,750         309,825
                                                                                   -------------
MEDICAL-HMO -- 2.8%
   UnitedHealth Group, Inc.                                                5,900         380,196
                                                                                   -------------
MULTI-LINE INSURANCE -- 2.8%
   American International Group, Inc.                                      5,400         385,290
                                                                                   -------------
MULTIMEDIA -- 1.9%
   Time Warner, Inc.*                                                     15,400         259,644
                                                                                   -------------
NETWORKING PRODUCTS -- 3.1%
   Cisco Systems, Inc.*                                                   17,800         418,656
                                                                                   -------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.9%
   Devon Energy Corp.                                                      4,500         261,675
                                                                                   -------------
OIL-FIELD SERVICES -- 2.0%
   Schlumberger, Ltd.                                                      4,400         280,940
                                                                                   -------------
RETAIL-BUILDING PRODUCTS -- 3.0%
   Lowe's Companies, Inc.                                                  7,400         415,362
                                                                                   -------------
RETAIL-CONSUMER ELECTRONICS -- 1.6%
   Best Buy Co., Inc.                                                      4,200         217,224
                                                                                   -------------
RETAIL-DISCOUNT -- 3.6%
   Wal-Mart Stores, Inc.                                                   8,300         495,427
                                                                                   -------------
RETAIL-JEWELRY -- 1.4%
   Tiffany & Co.                                                           5,000         190,850
                                                                                   -------------
RETAIL-REGIONAL DEPARTMENT STORES -- 1.9%
   Federated Department Stores, Inc.                                       4,700         254,035
                                                                                   -------------
RETAIL-RESTAURANTS -- 2.1%
   McDonalds Corp.                                                        10,100         288,557
                                                                                   -------------
SCHOOLS -- 1.7%
   Apollo Group, Inc. Cl. A*                                               2,700         232,497
                                                                                   -------------
SEMICONDUCTOR EQUIPMENT -- 1.9%
   Applied Materials, Inc.*                                               12,000         256,560
                                                                                   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                        NUMBER
                                                                       OF SHARES       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

TELECOMMUNICATIONS EQUIPMENT -- 2.6%
   Avaya, Inc.*                                                           11,700   $     185,796
   Nokia Corp.-- ADR                                                       8,600         174,408
                                                                                   -------------
                                                                                         360,204
                                                                                   -------------
TOTAL COMMON STOCK
   (Cost: $11,788,415)                                                                13,713,391
                                                                                   -------------

                                                                       PRINCIPAL
                                                                         AMOUNT
------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 2.1%

MONEY MARKET FUNDS -- 1.9%
   Federated Prime Cash Obligated Fund**                            $    257,400         257,400
                                                                                   -------------

                                                                       PRINCIPAL
                                                                         AMOUNT         VALUE
------------------------------------------------------------------------------------------------
TIME DEPOSIT -- 0.2%
   Brown Brothers Harriman & Co.
    0.490%, 04/01/04                                                $     31,005   $      31,005
                                                                                   -------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $288,405)                                                                      288,405
                                                                                   -------------
TOTAL INVESTMENTS -- 101.9%
   (Cost: $12,076,820)                                                                14,001,796
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (1.9%)                                                                     (254,735)
                                                                                   -------------
NET ASSETS -- 100.0%                                                               $  13,747,061
                                                                                   =============

----------
*   Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
ADR -- American Depository Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL GROWTH FUND (FORMERLY INTERNATIONAL CORE GROWTH FUND)

   MANAGEMENT TEAM: HORACIO A. VALEIRAS, CFA, Lead Portfolio Manager and Chief Investment Officer; ANDREW BEAL, Lead Portfolio Manager; LINDA BA, Portfolio Manager; JASON CAMPBELL, Portfolio Manager; MELISA A. GRIGOLITE, CFA, Portfolio Manager; REBECCA K. HAGSTROM, CFA, Investment Analyst; FLORA KIM, Investment Analyst; KARL RICHTENBURG, Investment Analyst; ERIC SAGMEISTER, Investment Analyst; MICHAEL J. FREDERICKS, Product Specialist

   GOAL: The International Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

   MARKET OVERVIEW: Stock markets across developed non-U.S. countries posted steep increases during the twelve months ended March 31, 2004. Relative to the broad U.S. stock market, international equities outperformed. This was mainly due to the appreciation of the euro and yen versus the U.S. dollar, which enhanced returns for U.S.-based investors.

   Within the international equity market, gains were broad-based. Stocks in every country within the MSCI EAFE Index rose more than 20% in local currencies. Japanese equities did notably well amid signs of major improvement in the country's economy and corporate profits. The macro environment was not as favorable in Europe, causing many economists to trim their 2004 GDP forecasts. Nonetheless, European equities rallied sharply off the severely depressed valuations at which they had started the fiscal year.

   Looking at sectors, all groups generated strong returns. On a relative basis, economically sensitive stocks, such as those in the technology and producers/manufacturing areas, outperformed.

   PERFORMANCE: The Fund's Class R Shares registered a 48.86% increase during the fiscal year ended March 31, 2004. The MSCI EAFE Index advanced 58.15%.

   PORTFOLIO SPECIFICS: The Fund produced a strong, positive return during the period. Relative to the benchmark, however, performance lagged. This was primarily due to the fact that international value stocks outperformed growth stocks this period by a wide margin. The Fund's holdings are concentrated in growth stocks, but the style-neutral MSCI EAFE Index contains a mix of growth and value names. Stock selection in Canada and the consumer durables sector also hurt relative performance.

   On the plus side, the Fund's exposure to several emerging markets helped results versus the index, as did issue selection in the financial services sector. Top-performing names included South Korea-based Samsung Electronics, a consumer electronics manufacturer, and Japanese banks UFJ Holdings and Mizuho Financial Group.

   The portfolio remained positioned for economic recovery and strong earnings growth at the end of the period. As a result of our bottom-up investment decisions, the Fund was overweight stocks in Asia and the technology and consumer discretionary sectors. It was underweight European stocks and the utilities and energy sectors.

   MARKET OUTLOOK: Nicholas-Applegate maintains a positive outlook for international equities. We expect the favorable trends in global economic and earnings growth to continue as 2004 unfolds. Strong demand from the United States is expected to aid companies exporting to America. Domestically oriented businesses should benefit from the steady growth many local economies are experiencing.

   As always, we remain committed to our investment philosophy centered on positive, sustainable change. We are confident this will benefit the Fund over the long term.

[CHART]

INTERNATIONAL GROWTH FUND

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL GROWTH FUND CLASS R SHARES WITH THE MSCI EAFE INDEX.

                            ANNUALIZED TOTAL RETURNS
                                  As of 3/31/04

                                                          SINCE
           1 YEAR                5 YEARS                INCEPTION
           48.86%                 0.39%                   7.40%

               INTERNATIONAL GROWTH FUND
                    CLASS R SHARES         MSCI EAFE INDEX
  12/27/96           $  250,000               $  250,000
  12/31/96           $  252,400               $  249,475
   1/31/97           $  274,600               $  240,744
   2/28/97           $  277,200               $  244,682
   3/31/97           $  282,600               $  245,568
   4/30/97           $  286,600               $  246,871
   5/31/97           $  313,200               $  262,935
   6/30/97           $  331,200               $  277,436
   7/31/97           $  352,400               $  281,924
   8/31/97           $  334,000               $  260,869
   9/30/97           $  358,600               $  275,482
  10/31/97           $  328,800               $  254,307
  11/30/97           $  325,131               $  251,715
  12/31/97           $  329,722               $  253,910
   1/31/98           $  341,826               $  265,523
   2/28/98           $  365,199               $  282,560
   3/31/98           $  386,902               $  291,261
   4/30/98           $  398,171               $  293,566
   5/31/98           $  407,979               $  292,141
   6/30/98           $  412,779               $  294,353
   7/31/98           $  431,143               $  297,337
   8/31/98           $  369,373               $  260,500
   9/30/98           $  351,843               $  252,514
  10/31/98           $  358,312               $  278,836
  11/30/98           $  379,862               $  293,121
  12/31/98           $  400,734               $  304,685
   1/31/99           $  416,179               $  303,785
   2/28/99           $  399,064               $  296,545
   3/31/99           $  411,796               $  308,923
   4/30/99           $  426,823               $  321,440
   5/31/99           $  410,543               $  304,887
   6/30/99           $  442,894               $  316,773
   7/31/99           $  457,087               $  326,189
   8/31/99           $  464,183               $  327,380
   9/30/99           $  471,071               $  330,675
  10/31/99           $  501,961               $  343,061
  11/30/99           $  566,871               $  354,981
  12/31/99           $  676,523               $  386,841
 1/31/2000           $  628,304               $  362,261
 2/29/2000           $  704,494               $  372,013
 3/31/2000           $  664,625               $  386,434
 4/30/2000           $  609,727               $  366,099
 5/31/2000           $  577,163               $  357,157
 6/30/2000           $  608,057               $  371,125
 7/31/2000           $  581,129               $  355,566
 8/31/2000           $  604,299               $  358,652
 9/30/2000           $  565,265               $  341,189
10/31/2000           $  529,362               $  333,129
11/30/2000           $  503,190               $  320,637
12/31/2000           $  519,379               $  332,033
 1/31/2001           $  503,412               $  331,862
 2/28/2001           $  461,054               $  306,983
 3/31/2001           $  424,241               $  286,519
 4/30/2001           $  453,736               $  306,430
 5/31/2001           $  439,099               $  295,615
 6/30/2001           $  421,136               $  283,526
 7/31/2001           $  410,935               $  278,367
 8/31/2001           $  393,859               $  271,324
 9/30/2001           $  362,368               $  243,839
10/31/2001           $  361,924               $  250,081
11/30/2001           $  369,021               $  259,309
12/31/2001           $  373,234               $  260,839
 1/31/2002           $  356,602               $  246,989
 2/28/2002           $  358,819               $  248,718
 3/31/2002           $  378,557               $  262,173
 4/30/2002           $  376,561               $  263,904
 5/31/2002           $  376,117               $  267,255
 6/30/2002           $  363,255               $  256,618
 7/31/2002           $  328,881               $  231,290
 8/31/2002           $  325,554               $  230,758
 9/30/2002           $  294,285               $  205,975
10/31/2002           $  304,265               $  217,036
11/30/2002           $  312,692               $  226,889
12/31/2002           $  300,716               $  219,266
 1/31/2003           $  290,072               $  210,122
 2/28/2003           $  285,858               $  205,310
 3/31/2003           $  282,088               $  201,430
 4/30/2003           $  306,926               $  221,412
 5/31/2003           $  326,220               $  235,029
 6/30/2003           $  331,764               $  240,834
 7/31/2003           $  335,977               $  246,710
 8/31/2003           $  349,062               $  252,705
 9/30/2003           $  348,840               $  260,539
10/31/2003           $  373,900               $  276,797
11/30/2003           $  376,888               $  282,997
12/31/2003           $  401,068               $  305,127
 1/31/2004           $  410,384               $  309,460
 2/29/2004           $  415,487               $  316,671
 3/31/2004           $  419,479               $  318,571

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE") over the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I shares have no sales charge or distribution fee, but have a shareholder service fee of up to .25% of their average daily net assets. Class R Shares have distribution and shareholder services fees of up to .25% of their average daily net assets. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee prior to the adoption of the shareholder services plan in 2003 and distribution fees applicable to the Class R Shares, which would have made returns slightly lower. The Fund's Class I Shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI EAFE Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

INTERNATIONAL GROWTH FUND

                                                                        NUMBER
                                                                       OF SHARES       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK -- 94.7%

AUSTRALIA -- 1.4%
   Westpac Banking Corp.                                                 137,843   $   1,846,896
                                                                                   -------------
AUSTRIA -- 0.8%
   Telekom Austria AG*                                                    80,701       1,160,329
                                                                                   -------------
CANADA -- 1.4%
   Magna International, Inc. Cl. A                                        14,600       1,148,337
   Precision Drilling Corp.*                                              16,700         777,886
                                                                                   -------------
                                                                                       1,926,223
                                                                                   -------------
DENMARK -- 0.6%
   TDC A/S                                                                21,000         766,063
                                                                                   -------------

FINLAND -- 0.9%
   Nokia Corp.-- ADR                                                      59,400       1,204,632
                                                                                   -------------
FRANCE -- 10.2%
   Alcatel S.A. Cl. A*                                                    50,700         799,999
   Aventis S.A.                                                           17,136       1,317,205
   Axa S.A.                                                               65,695       1,370,839
   Bouygues S.A.                                                          38,861       1,337,176
   Carrefour S.A.                                                         21,425       1,056,853
   Christian Dior S.A.                                                    20,567       1,359,784
   L'Oreal S.A.                                                           19,541       1,496,068
   Societe Generale Cl. A                                                 18,669       1,594,492
   Thales S.A.                                                            32,743       1,253,007
   TotalFinaElf S.A.                                                       7,458       1,369,271
   Veolia Environment                                                     38,880       1,084,598
                                                                                   -------------
                                                                                      14,039,292
                                                                                   -------------
GERMANY -- 3.7%
   Deutsche Bank AG                                                       14,175       1,178,440
   Deutsche Post AG-Reg                                                   56,722       1,268,643
   SAP AG                                                                  8,328       1,316,640
   Siemens AG                                                             18,550       1,369,361
                                                                                   -------------
                                                                                       5,133,084
                                                                                   -------------
HONG KONG -- 0.8%
   Henderson Land Development Co., Ltd.                                  217,000       1,038,891
                                                                                   -------------
ITALY -- 3.0%
   ENI SpA                                                                55,000       1,105,764
   Mediaset SpA                                                          108,800       1,207,350
   Saipem SpA                                                             72,800         724,658
   Telecom Italia Mobile SpA                                             189,500       1,071,232
                                                                                   -------------
                                                                                       4,109,004
                                                                                   -------------
JAPAN -- 23.7%
   Ajinomoto Co., Inc.                                                   116,000       1,382,612
   Asahi Glass Co., Ltd.                                                 152,300       1,645,458
   Canon, Inc.                                                            14,000         725,333
   Chugai Pharmaceutical Co., Ltd.                                        94,100       1,497,857
   Daiwa Securities Group, Inc.                                          202,000   $   1,650,406
   Fuji Photo Film Co., Ltd.                                              47,000       1,495,362
   ITO-YOKADO Co., Ltd.                                                   46,000       2,095,833
   JFE Holdings, Inc.                                                     30,600         836,805
   Kyocera Corp.                                                          26,800       2,251,473
   Matsushita Electric Industries                                         95,000       1,468,352
   Mitsubishi Estate                                                     160,000       2,170,039
   Mizuho Financial Group, Inc.                                              645       2,777,527
   Nintendo Co., Ltd.                                                     12,500       1,262,796
   NTT DoCoMo, Inc.                                                          873       1,930,024
   Sumitomo Corp.                                                        186,000       1,675,225
   Tokyo Gas Co., Ltd.                                                   446,000       1,689,085
   Toppan Printing Co., Ltd.                                             119,000       1,533,897
   Toyota Motor Corp.                                                     46,300       1,726,765
   UFJ Holdings, Inc.                                                        418       2,659,836
                                                                                   -------------
                                                                                      32,474,685
                                                                                   -------------
MEXICO -- 1.2%
   America Movil S.A. de CV -- Ser L -- ADR                               42,900       1,658,085
                                                                                   -------------
NETHERLANDS -- 4.0%
   ASM International NV*                                                  42,331         929,608
   ASM Lithography Holding NV*                                            79,100       1,449,903
   ING Groep NV                                                           71,688       1,575,181
   Koninklijke Royal Philips Electronics NV                               20,200         585,396
   Philips Electronics NV                                                 32,071         927,366
                                                                                   -------------
                                                                                       5,467,454
                                                                                   -------------
NORWAY -- 0.9%
   Telenor ASA                                                           183,013       1,268,804
                                                                                   -------------
RUSSIAN FEDERATION -- 1.9%
   Gazprom -- Reg -- ADR                                                  20,500         774,900
   LUKOIL Oil Co.-- ADR                                                   14,800       1,848,461
                                                                                   -------------
                                                                                       2,623,361
                                                                                   -------------
SINGAPORE -- 1.5%
   DBS Group Holdings, Ltd.                                              148,000       1,271,409
   Keppel Corp., Ltd.                                                    175,000         762,118
                                                                                   -------------
                                                                                       2,033,527
                                                                                   -------------
SOUTH KOREA -- 4.2%
   Kookmin Bank*                                                          22,330         905,705
   LG Electronics, Inc.                                                   23,200       1,390,239
   NHN Corp.                                                               7,156         526,190
   Pohang Iron & Steel Co., Ltd.                                          12,750       1,801,649
   SK Telecom Co., Ltd.                                                    5,690       1,064,595
                                                                                   -------------
                                                                                       5,688,378
                                                                                   -------------
SPAIN -- 0.9%
   Banco Bilbao Vizcaya Argentaria S.A.                                   88,800       1,175,290
                                                                                   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                        NUMBER
                                                                       OF SHARES       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK  (Continued)

SWEDEN -- 1.6%
   Skandinaviska Enskilda Banken AB Cl. A                                 92,500   $   1,355,370
   Telefonaktiebolaget LM Ericsson -- ADR*                                30,700         851,925
                                                                                   -------------
                                                                                       2,207,295
                                                                                   -------------
SWITZERLAND -- 8.5%
   Adecco SA-Reg                                                          25,865       1,429,175
   Compagnie Financiere Richemont AG Cl. A                                54,346       1,460,695
   Holcim Ltd.-Reg                                                        36,588       1,956,693
   Nestle SA-Reg                                                           4,089       1,042,544
   Novartis AG                                                            26,165       1,111,163
   Roche Holding AG -- Genusschein                                        31,370       3,064,323
   UBS AG                                                                 20,901       1,552,500
                                                                                   -------------
                                                                                      11,617,093
                                                                                   -------------
THAILAND -- 0.6%
   Advanced Info Service PCL                                             413,100         877,930
                                                                                   -------------
UNITED KINGDOM -- 22.9%
   Aegis Group PLC                                                       453,756         808,917
   Berkley Group                                                          82,886       1,602,533
   BHP Billiton, Ltd.                                                    157,623       1,436,850
   British Sky Broadcasting Group PLC                                    112,100       1,397,866
   Carnival PLC                                                           27,001       1,264,910
   Celltech Group PLC*                                                   207,935       1,778,924
   Diageo PLC                                                            144,751       1,886,157
   Electrocomponents PLC                                                 160,249       1,005,764
   George Wimpey PLC                                                     226,900       1,824,411
   HSBC Holdings PLC                                                     147,736       2,196,569
   Imperial Tobacco Group PLC                                             59,412       1,294,997
   InterContinental Hotels Group PLC                                     133,594       1,220,263
   Man Group PLC                                                          62,700       2,015,429
   MMO2 PLC*                                                             779,468       1,439,708
   Next PLC                                                               52,890       1,390,016
   Reckitt Benckiser PLC                                                  56,600       1,399,100
   Royal Bank of Scotland Group PLC                                       56,639       1,725,878
   Tesco PLC                                                             224,900       1,015,765
   United Business Media PLC                                             148,659       1,352,404
   Vodafone Group PLC                                                    869,046       2,056,364
   Xstrata PLC                                                            96,822       1,290,096
                                                                                   -------------
                                                                                      31,402,921
                                                                                   -------------
TOTAL COMMON STOCK
   (Cost: $108,711,427)                                                              129,719,237
                                                                                   -------------

EQUITY-LINKED SECURITIES -- 3.0%

TAIWAN -- 3.0%
   Credit Suisse FB
    United Microelectronics
    Corp. -- 01/26/07                                                  1,586,000   $   1,424,228
   Credit Suisse FB Yageo
    Corp. 9/15/04*                                                     1,184,000         642,912
   Merrill Lynch Advanced
    Semiconductor Engineering,
    Inc. 10/18/05                                                        909,000       1,065,348
   UBS AG Chinatrust
    Financial Holding
    Co., Ltd.-- 10/29/04                                                 379,000         454,421
   UBS Formosa Plastics
    Corp.-- 05/24/04                                                     344,378         548,594
                                                                                   -------------
                                                                                       4,135,503
                                                                                   -------------
TOTAL EQUITY-LINKED SECURITIES
   (Cost: $3,736,666)                                                                  4,135,503
                                                                                   -------------

                                                                       PRINCIPAL
                                                                        AMOUNT
------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.1%

FRANCE -- 0.1%
   Axa S.A. 0% 12/21/04
    (Cost: $81,612)                                                 $      4,943          96,888
                                                                                   -------------

SHORT TERM INVESTMENTS -- 8.4%

MONEY MARKET FUNDS -- 5.6%
   Federated Prime Cash Obligated Fund**                               7,733,459       7,733,459
                                                                                   -------------
TIME DEPOSIT -- 2.8%
   Brown Brothers Harriman & Co.
    0.490%, 04/01/04                                                   3,830,885       3,830,885
                                                                                   -------------
TOTAL SHORT TERM INVESTMENTS
   (Cost: $11,564,344)                                                                11,564,344
                                                                                   -------------
TOTAL INVESTMENTS -- 106.2%
   (Cost: $124,094,049)                                                              145,515,972
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (6.2%)                                                                   (8,522,730)
                                                                                   -------------
NET ASSETS -- 100.0%                                                               $ 136,993,242
                                                                                   =============

----------
*   Non-income producing securities.
** All of the security is purchased with cash collateral proceeds from securities loans.
ADR -- American Depository Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 2004

INTERNATIONAL GROWTH FUND

                                                                     PERCENTAGE OF
INDUSTRY                                                              NET ASSETS
--------                                                            ---------------
Advertising Services                                                      0.6%
Aerospace/Defense                                                         0.9
Audio/Video Products                                                      1.1
Auto/Truck Parts & Equipment -- Original                                  0.8
Auto -- Cars/Light Trucks                                                 1.3
Beverages -- Wine/Spirits                                                 1.4
Building & Construction -- Miscellaneous                                  1.0
Building Products -- Cement/Aggregate                                     1.4
Building Products -- Doors & Windows                                      1.2
Building -- Residential/Commercial                                        2.5
Cable TV                                                                  1.0
Cellular Telecommunications                                               6.6
Chemicals -- Plastics                                                     0.4
Commercial Banks Non-US                                                   5.4
Cosmetics & Toiletries                                                    2.1
Cruise Lines                                                              0.9
Diversified Manufacturing Operations                                      1.0
Diversified Minerals                                                      2.0
Diversified Operations                                                    0.6
Electric Products -- Miscellaneous                                        1.0
Electronic Components -- Miscellaneous                                    3.2
Electronic Parts Distribution                                             0.7
Enterprise Software/Services                                              1.0
Finance -- Leasing Company                                                1.2
Finance -- Other Services                                                 1.5
Food -- Miscellaneous/Diversified                                         1.8
Food -- Retail                                                            1.5
Gas -- Distribution                                                       1.8
Hotels&Motels                                                             0.9
Human Resources                                                           1.0
Import/Export                                                             1.2
Medical -- Drugs                                                          5.1
Money Center Banks                                                        9.7%
Multi-line Insurance                                                      2.2
Office Automation & Equipment                                             0.5
Oil & Gas Drilling                                                        0.6
Oil Companies -- Integrated                                               3.2
Oil -- Field Services                                                     0.5
Photo Equipment & Supplies                                                1.1
Printing -- Commercial                                                    1.1
Publishing -- Periodicals                                                 1.0
Real Estate Management/Services                                           1.6
Real Estate Operation/Development                                         0.8
Retail -- Apparel/Shoe                                                    1.0
Retail -- Jewelry                                                         1.1
Retail -- Miscellaneous/Diversified                                       1.5
Semiconductor Components -- Integrated Circuits                           1.0
Semiconductor Equipment                                                   2.5
Soap & Cleaning Products                                                  1.0
Steel -- Producers                                                        1.9
Telecommunications Equipment                                              2.1
Telecommunications Services                                               1.7
Telephone -- Integrated                                                   1.4
Television                                                                0.9
Therapeutics                                                              1.3
Tobacco                                                                   1.0
Toys                                                                      0.9
Transport -- Services                                                     0.9
Water                                                                     0.8
Web Portals/ISP                                                           0.4
Short Term Investments                                                    8.4
Liabilities in excess of other assets                                    (6.2)
                                                                        -----
NET ASSETS                                                              100.0%
                                                                        =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      (This page intentionally left blank)

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a share outstanding during the period indicated

                                                                                             DISTRIBUTIONS FROM:
                                                  NET                                     --------------------------
                                   NET ASSET   INVESTMENT    NET REALIZED    TOTAL FROM      NET           NET
                                     VALUE,      INCOME     AND UNREALIZED   INVESTMENT   INVESTMENT     REALIZED         TOTAL
                                   BEGINNING   (LOSS) (1)    GAINS (LOSS)    OPERATIONS     INCOME     CAPITAL GAINS  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                          U.S. EQUITY FUNDS
U.S. EMERGING GROWTH
   For the year ended 03/31/04      $  6.27     $ (0.11)       $   3.36       $  3.25      $    --       $     --        $     --
   For the year ended 03/31/03         9.54       (0.09)          (3.18)        (3.27)          --             --              --
   For the year ended 03/31/02         9.55       (0.07)           0.06         (0.01)          --             --              --
   For the year ended 03/31/01        27.05       (0.06)         (12.36)       (12.42)          --          (5.08)          (5.08)
   06/1/99 (commenced) to 03/31/00    13.86       (0.15)          13.69         13.54           --          (0.35)          (0.35)
U.S. LARGE CAP VALUE
   For the year ended 03/31/04      $ 18.15     $  0.24        $   6.45       $  6.69      $ (0.51)      $     --        $  (0.51)
   For the year ended 03/31/03        24.39        0.21           (6.20)        (5.99)       (0.25)            --           (0.25)
   For the year ended 03/31/02        23.39        0.15            1.26          1.41        (0.04)         (0.37)          (0.41)
   For the year ended 03/31/01        21.74        0.18            1.63          1.81        (0.16)            --           (0.16)
   06/1/99 (commenced) to 3/31/00     22.33        0.12           (0.71)        (0.59)          --             --              --
U.S. LARGE CAP SELECT GROWTH
   For the year ended 03/31/04      $ 12.61     $ (0.06)       $   2.35       $  2.29      $    --       $     --        $     --
   For the year ended 03/31/03        17.96       (0.08)          (5.27)        (5.35)          --             --              --
   For the year ended 03/31/02        22.52       (0.16)          (4.40)        (4.56)          --             --              --
   For the year ended 03/31/01        49.77       (0.32)         (25.90)       (26.22)          --          (1.03)          (1.03)
   06/1/99 (commenced) to 03/31/00    28.61       (0.21)          21.37         21.16           --             --              --

                                                         GLOBAL EQUITY FUNDS

INTERNATIONAL GROWTH
   For the year ended 03/31/04      $ 12.72     $  0.12        $   6.10       $  6.22      $ (0.01)      $     --        $  (0.01)
   For the year ended 03/31/03        17.07        0.10           (4.45)        (4.35)          --             --              --
   For the year ended 03/31/02        19.13        0.02           (2.08)        (2.06)          --             --              --
   For the year ended 03/31/01        31.84       (0.03)         (11.26)       (11.29)          --          (1.42)          (1.42)
   06/1/99 (commenced) to 3/31/00     20.01       (0.20)          12.03         11.83           --             --              --

----------
(1) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2) Total returns are not annualized for periods less than one year.
(3) The Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expense and expenses incurred from the creation and operation of the Mauritius entity) of U.S. Large Cap Value, U.S. Large Cap Select Growth and International Growth excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.25%, 1.25% and 1.65% for the period 4/1/02 to 6/30/02. 1.10%, 1.15% and 1.40% for the period 7/1/02 to
    1/21/03, 1.25%, 1.25% and 1.40% for the period 1/22/03 to 3/31/03, respectively. Emerging Growth had rates throughout the year of 1.50%.
(4) On May 18, 2001 the Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses of the Emerging Growth, excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.50% representing a .08% increase in the Fund's expense cap.
(5) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(6) This calculation includes expenses not part of the expense reimbursement calculation.
(7) The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) of the U.S. Emerging Growth, U.S. Large Cap Value, U.S. Large Cap Select Growth and International Growth do not exceed 1.50%, 1.25%, 1.25% and 1.40%, for the period 4/1/03 to 7/28/03,
    1.73%, 1.06%, 1.37% and 1.66% for the period 7/29/03 to 3/31/04, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                               RATIOS TO AVERAGE NET ASSETS (5)
                                                          ------------------------------------------------------------------------
                                                                                                     EXPENSES      EXPENSES NET OF
                                   NET ASSET                  NET                     EXPENSE         NET OF       REIMBURSEMENT/
                                     VALUE,     TOTAL      INVESTMENT     TOTAL    REIMBURSEMENT/  REIMBURSEMENT/    RECOUPMENT
                                     ENDING   RETURN (2)  INCOME (LOSS)  EXPENSES    RECOUPMENT      RECOUPMENT      OFFSETS (6)
------------------------------------------------------------------------------------------------------------------------------------
U.S. EMERGING GROWTH
   For the year ended 03/31/04      $  9.52     51.83%       (1.28%)      1.73%       (0.00%)          1.73%           1.51%(7)
   For the year ended 03/31/03         6.27    (34.28%)      (1.20%)      1.74%       (0.20%)          1.54%           1.50%(3)
   For the year ended 03/31/02         9.54     (0.10%)      (0.73%)      1.59%       (0.11%)          1.48%           1.48%(4)
   For the year ended 03/31/01         9.55    (49.67%)      (0.32%)      1.55%       (0.12%)          1.43%           1.43%
   06/1/99 (commenced) to 03/31/00    27.05     98.68%       (0.91%)      1.62%       (0.20%)          1.42%           1.42%
U.S. LARGE CAP VALUE
   For the year ended 03/31/04      $ 24.33     37.09%        1.10%       1.52%       (0.45%)          1.07%           1.04%(7)
   For the year ended 03/31/03        18.15     24.58%        1.03%       1.54%       (0.34%)          1.20%           1.19%(3)
   For the year ended 03/31/02        24.39      6.13%        0.63%       1.39%       (0.13%)          1.26%           1.26%
   For the year ended 03/31/01        23.39      8.31%        0.78%       1.47%       (0.20%)          1.27%           1.27%
   06/1/99 (commenced) to 3/31/00     21.74     (2.21%)       0.70%       1.52%       (0.26%)          1.26%           1.26%
U.S. LARGE CAP SELECT GROWTH
   For the year ended 03/31/04      $ 14.90     18.16%       (0.41%)      1.58%       (0.20%)          1.38%           1.18%(7)
   For the year ended 03/31/03        12.61    (29.79%)      (0.59%)      1.51%       (0.30%)          1.21%           1.20%(3)
   For the year ended 03/31/02        17.96    (20.25%)      (0.79%)      1.35%       (0.10%)          1.25%           1.25%
   For the year ended 03/31/01        22.52    (53.35%)      (0.80%)      1.32%       (0.07%)          1.25%           1.25%
   06/1/99 (commenced) to 03/31/00    49.77     73.98%       (0.69%)      1.42%       (0.15%)          1.27%           1.27%

INTERNATIONAL GROWTH
   For the year ended 03/31/04      $ 18.93     48.86%        0.71%       1.74%       (0.04%)          1.70%           1.44%(7)
   For the year ended 03/31/03        12.72    (25.48%)       0.65%       1.72%       (0.21%)          1.51%           1.48%(3)
   For the year ended 03/31/02        17.07    (10.77%)      (0.09%)      1.61%        0.01%           1.62%           1.62%
   For the year ended 03/31/01        19.13    (36.17%)      (0.13%)      1.58%        0.08%           1.66%           1.66%
   06/1/99 (commenced) to 3/31/00     31.84     59.14%       (0.82%)      1.61%        0.04%           1.65%           1.65%

                                     FUND'S
                                   PORTFOLIO   NET ASSETS,
                                    TURNOVER     ENDING
                                      RATE     (IN 000'S)
-----------------------------------------------------------
U.S. EMERGING GROWTH
   For the year ended 03/31/04       166%      $  3,948
   For the year ended 03/31/03       118%         2,879
   For the year ended 03/31/02       138%         4,597
   For the year ended 03/31/01       120%         3,577
   06/1/99 (commenced) to 03/31/00    88%         5,861
U.S. LARGE CAP VALUE
   For the year ended 03/31/04        51%      $  8,405
   For the year ended 03/31/03       139%         6,749
   For the year ended 03/31/02        99%        11,423
   For the year ended 03/31/01       120%         9,838
   06/1/99 (commenced) to 3/31/00    140%         7,700
U.S. LARGE CAP SELECT GROWTH
   For the year ended 03/31/04       172%      $ 10,229
   For the year ended 03/31/03       193%         9,052
   For the year ended 03/31/02       224%        38,386
   For the year ended 03/31/01       160%        41,730
   06/1/99 (commenced) to 03/31/00   154%        83,785

INTERNATIONAL GROWTH
   For the year ended 03/31/04       186%      $  9,236
   For the year ended 03/31/03       203%         7,845
   For the year ended 03/31/02       232%        11,199
   For the year ended 03/31/01       234%        11,216
   06/1/99 (commenced) to 3/31/00    158%        15,571

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2004

                                                              U.S. EMERGING    U.S. LARGE CAP    U.S. LARGE CAP     INTERNATIONAL
                                                                 GROWTH             VALUE         SELECT GROWTH        GROWTH
ASSETS
Investments, at value*                                       $    38,176,895   $    20,834,014   $    14,001,796   $   145,515,972
Foreign currencies, at value**                                            --                --                --             1,325
Cash                                                                      --                --                --                --
Receivables:
  Investment securities sold                                         787,087         3,496,221                --         2,063,847
  Capital shares sold                                                  3,254            33,100                --            40,417
  Dividends                                                            3,904            20,253            15,705           508,995
  Foreign taxes receivable                                                21                --                --           105,560
  Interest                                                                --                --                --                --
  From investment advisor                                                 --                --                --                --
  Expense offset and other                                            33,859             4,121            25,576           140,361
Other assets                                                          21,854            18,275            17,689            36,000
                                                             ---------------   ---------------   ---------------   ---------------
    Total assets                                                  39,026,874        24,405,984        14,060,766       148,412,477
                                                             ---------------   ---------------   ---------------   ---------------
LIABILITIES
Payables:
  Bank overdraft                                             $            --   $            --   $            --   $            --
  Investments purchased                                              923,353                --                --         3,342,158
  Capital shares redeemed                                             29,815         3,326,801             2,840            58,701
  Collateral on securities loaned                                  1,936,781                --           257,400         7,733,459
  Dividends                                                               --                --                --                --
  Distributions fee                                                      872             1,937             2,362             2,047
  To investment advisor                                               33,217             1,403            17,237            76,742
Other Liabilites                                                      60,036            27,356            33,866           206,128
                                                             ---------------   ---------------   ---------------   ---------------
    Total Liabilities                                              2,984,074         3,357,497           313,705        11,419,235
                                                             ---------------   ---------------   ---------------   ---------------
NET ASSETS                                                        36,042,800        21,048,487        13,747,061       136,993,242
                                                             ===============   ===============   ===============   ===============
  * Investments, at cost                                          31,544,107        16,780,339        12,076,820       124,094,049
                                                             ===============   ===============   ===============   ===============
 ** Foreign currencies, at cost                                           --                --                --             1,262
                                                             ===============   ===============   ===============   ===============
NET ASSETS CONSIST OF:
Paid-in capital                                              $    63,336,090   $    24,309,021   $   119,310,759   $   142,336,132
Undistributed net investment income (loss)                                --           308,286                --           (16,421)
Accumulated net realized gain (loss) on investments and
  foreign currencies                                             (33,926,078)       (7,622,495)     (107,488,674)      (26,767,273)
Net unrealized appreciation (depreciation) of investments
  and of other assets and liabilities denominated in
  foreign currencies                                               6,632,788         4,053,675         1,924,976        21,440,804
                                                             ---------------   ---------------   ---------------   ---------------
Net Assets applicable to all shares outstanding              $    36,042,800   $    21,048,487   $    13,747,061   $   136,993,242
                                                             ===============   ===============   ===============   ===============
Net Assets of Class R Shares                                 $     3,948,220   $     8,404,889   $    10,228,998   $     9,236,227
Net Assets of Class I Shares                                      32,094,580        12,643,598         3,518,063        51,450,212
Net Assets of Class II Shares                                             --                --                --        15,758,322
Net Assets of Class III Shares                                            --                --                --        36,829,863
Net Assets of Class IV Shares                                             --                --                --        23,718,618
                                                             ===============   ===============   ===============   ===============
Class R Shares outstanding                                           414,784           345,431           686,611           488,018
Class I Shares outstanding                                         3,339,408           518,139           233,572         2,694,516
Class II Shares outstanding                                               --                --                --           825,784
Class III Shares outstanding                                              --                --                --         1,928,808
Class IV Shares outstanding                                               --                --                --         1,241,199
                                                             ===============   ===============   ===============   ===============
Net Asset Value -- Class R Share                             $          9.52   $         24.33   $         14.90   $         18.93
Net Asset Value -- Class I Share                             $          9.61   $         24.40   $         15.06   $         19.09
Net Asset Value -- Class II Share                            $            --   $            --   $            --   $         19.08
Net Asset Value -- Class III Share                           $            --   $            --   $            --   $         19.09
Net Asset Value -- Class IV Share                            $            --   $            --   $            --   $         19.11
                                                             ===============   ===============   ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2004

                                                              U.S. EMERGING    U.S. LARGE CAP     U.S. LARGE CAP    INTERNATIONAL
                                                                 GROWTH            VALUE          SELECT GROWTH        GROWTH
INVESTMENT INCOME
Dividends, net of foreign taxes*                             $        75,895   $       518,924   $       186,400   $     2,324,581
Interest                                                              11,960                --               160             1,122
Securities lending                                                     8,498                 3                --             1,834
                                                             ---------------   ---------------   ---------------   ---------------
  Total Income                                                        96,353           518,927           186,560         2,327,537
                                                             ---------------   ---------------   ---------------   ---------------
EXPENSES

Advisory fee                                                         322,665           107,968           108,229           585,059
Accounting and administration fees                                    40,039            26,888            20,880            80,796
Custodian fees                                                        62,572            26,712            26,585           182,960
Transfer agent fees and expenses                                      29,937            29,056            28,997            34,918
Shareholder servicing fees                                            64,998            51,414            62,215           255,782
Administrative services fees                                          51,626            28,791            36,076           229,985
Professional fees                                                     10,366             9,467             6,674            67,209
Shareholder reporting                                                 18,101            16,011            23,776            73,097
Registration fees                                                     22,794            16,225            15,514            24,590
Trustees' fees and expenses                                            7,201             3,237             3,748            17,435
Interest and credit facility fee                                       2,458             1,360             1,358             4,029
Insurance                                                              2,834             1,384             1,526             9,207
Miscellaneous                                                          8,495             7,022             7,730            24,922
                                                             ---------------   ---------------   ---------------   ---------------
    Total Expenses                                                   644,086           325,535           343,308         1,589,989
Expenses (reimbursed)/recouped                                            --          (108,482)          (44,721)          (11,722)
Expense offset                                                       (91,483)           (6,412)          (48,564)         (278,606)
                                                             ---------------   ---------------   ---------------   ---------------
  Net Expenses                                                       552,603           210,641           250,023         1,299,661
                                                             ---------------   ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS)                                        (456,250)          308,286           (63,463)        1,027,876
                                                             ---------------   ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain from:
  Investments                                                     10,945,194         2,036,857         3,077,381        24,065,249
  Foreign currency transactions                                           --                --                --          (662,007)
                                                             ---------------   ---------------   ---------------   ---------------
    Net realized gain (loss)                                      10,945,194         2,036,857         3,077,381        23,403,242
                                                             ---------------   ---------------   ---------------   ---------------
Change in unrealized depreciation of:
  Investments                                                      7,023,694         6,130,411         1,280,165        22,575,184
  Other assets and liabilities denominated in foreign
    currencies                                                            --                --                --            (2,729)
                                                             ---------------   ---------------   ---------------   ---------------
    Net unrealized appreciation (depreciation)                     7,023,694         6,130,411         1,280,165        22,572,455
                                                             ---------------   ---------------   ---------------   ---------------
NET GAIN ON INVESTMENTS                                           17,968,888         8,167,268         4,357,546        45,975,697
                                                             ---------------   ---------------   ---------------   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $    17,512,638   $     8,475,554   $     4,294,083   $    47,003,573
                                                             ===============   ===============   ===============   ===============
  * Foreign taxes withheld                                   $           201   $            --   $         1,017   $       286,914
                                                             ---------------   ---------------   ---------------   ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED MARCH 31

                                                            U.S. EMERGING GROWTH               U.S. LARGE CAP VALUE
                                                     ---------------------------------------------------------------------
                                                          2004               2003             2004              2003
                                                     ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       $      (456,250)  $    (1,078,446)  $       308,286   $       518,003
  Net realized gain (loss)                                10,945,194       (37,914,813)        2,036,857        (7,113,597)
  Net unrealized appreciation (depreciation)               7,023,694       (16,855,667)        6,130,411        (7,331,775)
                                                     ---------------   ---------------   ---------------   ---------------
    Net increase (decrease) in net assets
     from investment operations                           17,512,638       (55,848,926)        8,475,554       (13,927,369)
                                                     ---------------   ---------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                      --                --          (518,008)         (508,667)
  From net realized gains                                         --                --                --                --
                                                     ---------------   ---------------   ---------------   ---------------
    Total distributions                                           --                --          (518,008)         (508,667)
                                                     ---------------   ---------------   ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold
    Class R                                                1,179,622         1,339,322           970,722         1,748,375
    Class I                                               11,253,913         8,440,975         7,248,568        14,654,872
 Distributions reinvested
    Class R                                                       --                --           181,381           114,832
    Class I                                                       --                --           336,468           383,704
 Cost of shares redeemed
    Class R                                               (1,529,721)       (1,525,264)       (1,774,921)       (3,661,668)
    Class I                                              (32,008,789)      (90,421,686)      (28,279,823)      (15,177,108)
                                                     ---------------   ---------------   ---------------   ---------------
    Net increase (decrease) in net assets
      from share transactions                            (21,104,975)      (82,166,653)      (21,317,605)       (1,936,993)
                                                     ---------------   ---------------   ---------------   ---------------
    Net Increase (Decrease) in Net Assets                 (3,592,337)     (138,015,579)      (13,360,059)      (16,373,029)
NET ASSETS
 Beginning                                                39,635,137       177,650,716        34,408,546        50,781,575
                                                     ---------------   ---------------   ---------------   ---------------
 Ending                                              $    36,042,800   $    39,635,137   $    21,048,487   $    34,408,546
                                                     ===============   ===============   ===============   ===============
Undistributed net investment income
  (loss), ending                                     $            --   $            --   $       308,286   $       518,007
                                                     ===============   ===============   ===============   ===============
CLASS R -- CAPITAL
  SHARE ACTIVITY
  Shares sold                                                139,728           182,675            44,394            88,765
  Distributions reinvested                                        --                --             8,137             5,805
  Shares redeemed                                           (183,884)         (205,556)          (78,872)         (191,075)
                                                     ===============   ===============   ===============   ===============
  Net Class R Share Activity                                 (44,156)          (22,881)          (26,341)          (96,505)
                                                     ===============   ===============   ===============   ===============
CLASS I -- CAPITAL
  SHARE ACTIVITY
  Shares sold                                              1,534,091         1,088,572           316,713           674,339
  Distributions reinvested                                        --                --            15,061            19,359
  Shares redeemed                                         (4,012,939)      (13,312,953)       (1,333,258)         (783,019)
                                                     ---------------   ---------------   ---------------   ---------------
  Net Class I Share Activity                              (2,478,848)      (12,224,381)       (1,001,484)          (89,321)
                                                     ===============   ===============   ===============   ===============

                                                       U.S. LARGE CAP SELECT GROWTH
                                                     ---------------------------------
                                                          2004              2003
                                                     ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       $       (63,463)  $      (281,622)
  Net realized gain (loss)                                 3,077,381       (20,782,303)
  Net unrealized appreciation (depreciation)               1,280,165        (6,331,873)
                                                     ---------------   ---------------
    Net increase (decrease) in net assets
     from investment operations                            4,294,083       (27,395,798)
                                                     ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                      --                --
  From net realized gains                                         --                --
                                                     ---------------   ---------------
    Total distributions                                           --                --
                                                     ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold
    Class R                                                1,503,639         5,555,103
    Class I                                                1,400,861         5,181,870
 Distributions reinvested
    Class R                                                       --                --
    Class I                                                       --                --
 Cost of shares redeemed
    Class R                                               (1,969,935)      (23,251,903)
    Class I                                              (18,861,142)      (28,865,061)
                                                     ---------------   ---------------
    Net increase (decrease) in net assets
      from share transactions                            (17,926,577)      (41,379,991)
                                                     ---------------   ---------------
    Net Increase (Decrease) in Net Assets                (13,632,494)      (68,775,789)
NET ASSETS
 Beginning                                                27,379,555        96,155,344
                                                     ---------------   ---------------
 Ending                                              $    13,747,061   $    27,379,555
                                                     ===============   ===============
Undistributed net investment income
  (loss), ending                                     $            --   $            --
                                                     ===============   ===============
CLASS R -- CAPITAL
  SHARE ACTIVITY
  Shares sold                                                104,959           398,538
  Distributions reinvested                                        --                --
  Shares redeemed                                           (136,216)       (1,817,930)
                                                     ===============   ===============
  Net Class R Share Activity                                 (31,257)       (1,419,392)
                                                     ===============   ===============
CLASS I -- CAPITAL
  SHARE ACTIVITY
  Shares sold                                                 97,300           376,371
  Distributions reinvested                                        --                --
  Shares redeemed                                         (1,304,016)       (2,131,229)
                                                     ---------------   ---------------
  Net Class I Share Activity                              (1,206,716)       (1,754,858)
                                                     ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                             INTERNATIONAL GROWTH
                                                                      ----------------------------------
                                                                           2004               2003
                                                                      ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                        $     1,027,876    $     1,587,352
  Net realized gain (loss)                                                 23,403,242        (48,880,945)
  Net unrealized appreciation (depreciation)                               22,572,455        (15,763,359)
                                                                      ---------------    ---------------
    Net increase (decrease) in net assets from investment operations       47,003,573        (63,056,952)
                                                                      ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                 (484,596)                --
  From net realized gains                                                          --                 --
                                                                      ---------------    ---------------
    Total distributions                                                      (484,596)                --
                                                                      ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Class R                                                                 1,493,312          7,437,115
    Class I                                                                25,196,139         85,519,973
    Class II                                                               34,143,763                 --
    Class III                                                              36,914,124                 --
    Class IV                                                               19,914,459                 --
  Distributions reinvested
    Class R                                                                     2,197                 --
    Class I                                                                   102,636                 --
    Class II                                                                  145,987                 --
    Class III                                                                 152,119                 --
    Class IV                                                                   81,263                 --
  Cost of shares redeemed
    Class R                                                                (3,483,853)        (7,913,928)
    Class I                                                               (87,368,940)      (152,231,153)
    Class II                                                              (25,552,940)                --
    Class III                                                              (7,096,631)                --
    Class IV                                                                  (42,831)                --
                                                                      ---------------    ---------------
    Net increase (decrease) in net assets from share transactions          (5,399,196)       (67,187,993)
                                                                      ---------------    ---------------
    Net Increase (Decrease) in Net Assets                                  41,119,781       (130,244,945)
NET ASSETS
  Beginning                                                                95,873,461        226,118,406
                                                                      ---------------    ---------------
  Ending                                                              $   136,993,242    $    95,873,461
                                                                      ===============    ===============
Undistributed net investment income (loss), ending                    $       (16,421)   $       102,329
                                                                      ===============    ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                             INTERNATIONAL GROWTH
                                                                      ----------------------------------
                                                                           2004               2003
                                                                      ---------------    ---------------
CLASS R -- CAPITAL SHARE ACTIVITY
  Shares sold                                                                  90,775            530,638
  Distributions reinvested                                                        130                 --
  Shares redeemed                                                            (219,722)          (569,965)
                                                                      ===============    ===============
  Net Class R Share Activity                                                 (128,817)           (39,327)
                                                                      ===============    ===============
CLASS I -- CAPITAL SHARE ACTIVITY
  Shares sold                                                               1,541,651          5,521,489
  Distributions reinvested                                                      6,030                 --
  Shares redeemed                                                          (5,715,622)       (11,173,144)
  Shares received in conjunction with merger agreement                             --                 --
                                                                      ---------------    ---------------
  Net Class I Share Activity                                               (4,167,941)        (5,651,655)
                                                                      ===============    ===============
CLASS II -- CAPITAL SHARE ACTIVITY
  Shares sold                                                               2,225,984                 --
  Distributions reinvested                                                      8,587                 --
  Shares redeemed                                                          (1,408,787)                --
                                                                      ===============    ===============
  Net Class II Share Activity                                                 825,784                 --
                                                                      ===============    ===============
CLASS III -- CAPITAL SHARE ACTIVITY
  Shares sold                                                               2,315,001                 --
  Distributions reinvested                                                      8,943                 --
  Shares redeemed                                                            (395,136)                --
                                                                      ===============    ===============
  Net Class III Share Activity                                              1,928,808                 --
                                                                      ===============    ===============
CLASS IV -- CAPITAL SHARE ACTIVITY
  Shares sold                                                               1,238,937                 --
  Distributions reinvested                                                      4,777                 --
  Shares redeemed                                                              (2,515)                --
                                                                      ===============    ===============
  Net Class IV Share Activity                                               1,241,199                 --
                                                                      ===============    ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE A -- ORGANIZATION

   Nicholas-Applegate Institutional Funds (formerly Nicholas-Applegate Investment Trust) (the "Trust") is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of fourteen separate portfolios (collectively the "Funds" and each a "Fund"). Each Fund's investment objectives, strategies and risks are discussed in the Funds' current prospectus. All of the Funds have issued Class I shares ("Class I"), five Funds have issued Class II shares ("Class II"), one Fund has issued Class III shares ("Class III"), one Fund has issued Class IV shares ("Class IV") and four Funds have issued Class R shares ("Class R"). No shares have a sales charge. Class R has a distribution fee. All Funds have a shareholder services fee. The four Funds that have issued Class R shares are covered in this report with each Fund's operations accounted for separately.

   On January 15, 2004 the names of the following Funds were changed to more accurately reflect their investment policies.

OLD                         NEW
Emerging Growth             U.S. Emerging Growth
Large Cap Value             U.S. Large Cap Value
International Core Growth   International Growth

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

SECURITY VALUATIONS

   Equity securities, including ADRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 P.M. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. The Investment Adviser has determined the Xetra is the primary market in Germany.

   The Funds value long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and US Government and Agency issues, at the quoted bid price provided by an approved bond pricing service. Convertible securities are normally priced at the mean between the bid and ask prices. Short-term debt instruments, (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity of greater than 60 days, it will be valued at market price.

   Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser does not represent fair value, (Fair Value Securities) are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Investment Adviser's portfolio managers, traders, and research and credit analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Investment Adviser or Pricing Committee believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Investment Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

   Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

   Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

NON-U.S. CURRENCY TRANSACTIONS

   At each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at the spot rate at 11:00 a.m. Eastern Time against the U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Other Non-U.S. currency gains or losses are reported separately.

   Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non-U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds' management strategy. There were no such forward non-U.S. currency contracts at March 31, 2004.

OPTIONS CONTRACTS

   The Funds may: (a) buy call options on non-U.S. currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on non-U.S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

EQUITY-LINKED SECURITIES

   Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk there is of the underlying securities, there is a risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SECURITIES LENDING

   In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under the guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned on U.S. securities and 105% on non-U.S. securities.

   There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, loose the opportunity to sell securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

   The market value of securities on loan and the related collateral at the year ended March 31, 2004 were:

          FUND                  MARKET VALUE    COLLATERAL
          ----                  ------------    ----------
U.S. Emerging Growth              1,840,933     1,936,781
U.S. Large Cap Select Growth        250,074       257,400
International Growth              7,361,935     7,733,459

CREDIT FACILITY

   The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in January 2005. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the year ended March 31, 2004, the Funds did not borrow against the line of credit.

COMMITMENTS AND CONTINGENCIES

   In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS

   Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

   Many of the brokers with whom the Investment Adviser places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund. In addition, through arrangements with the Funds custodian, credits realized as a result of uninvested cash balances were used to reduce the Funds expenses. During the period, the credits used to reduce the Funds custody fees were:

                                CREDIT        DIRECT       SECURITY
                               INTEREST      BROKERAGE      LENDING
           FUND                 OFFSET        OFFSET        OFFSET
           ----                --------      ---------     --------
U.S. Emerging Growth             4,276        61,759       25,448
U.S. Large Cap Value             2,272         4,131            9
U.S. Large Cap Select Growth     2,323        45,857          384
International Growth            19,448       209,361       49,797

USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NOTE C - FEDERAL INCOME TAXES

   The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

   Capital loss carryforwards may be used to offset current or future capital gains until expiration.

DISTRIBUTIONS TO SHAREHOLDERS

   The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds' capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

   The tax character of distributions paid during the fiscal year ended March 31, 2004 were as follows:

                                                                               DISTRIBUTION PAID FROM:
                                                    ----------------------------------------------------------------------------
                                                                     NET              TOTAL                            TOTAL
                                                    ORDINARY      LONG TERM          TAXABLE        TAX RETURN     DISTRIBUTIONS
                      FUND                           INCOME     CAPITAL GAIN      DISTRIBUTIONS     OF CAPITAL       PAID (1)
                      ----                          --------    ------------      -------------     ----------     -------------
U.S. Emerging Growth                                      --              --                 --             --                --
U.S. Large Cap Value                                 518,008              --            518,008             --           518,008
U.S. Large Cap Select Growth                              --              --                 --             --                --
International Growth                                 484,596              --            484,596             --           484,596

   The tax character of distributions paid during the fiscal year ended March 31, 2003 were as follows:

                                                                               DISTRIBUTION PAID FROM:
                                                    ----------------------------------------------------------------------------
                                                                     NET              TOTAL                            TOTAL
                                                    ORDINARY      LONG TERM          TAXABLE        TAX RETURN     DISTRIBUTIONS
                      FUND                           INCOME     CAPITAL GAIN      DISTRIBUTIONS     OF CAPITAL       PAID (1)
                      ----                          --------    ------------      -------------     ----------     -------------
U.S. Emerging Growth                                      --              --                 --             --                --
U.S. Large Cap Value                                 508,667              --            508,667             --           508,667
U.S. Large Cap Select Growth                              --              --                 --             --                --
International Growth                                      --              --                 --             --                --

   As of March 31, 2004 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                     COMPONENTS OF ACCUMULATED EARNINGS/(DEFICIT):
                      -------------------------------------------------------------------------------------------------------------
                      UNDISTRIBUTED                UNDISTRIBUTED               ACCUMULATED        UNREALIZED           TOTAL
                        ORDINARY     DISTRIBUTION    LONG-TERM    ACCUMULATED  CAPITAL AND       APPRECIATION/      ACCUMULATED
     FUND                INCOME         PAYABLE    CAPITAL GAINS   EARNINGS    OTHER LOSSES     (DEPRECIATION)    EARNING/(DEFICIT)
     ----             -------------  ------------  -------------  -----------  ------------     --------------    -----------------
U.S. Emerging Growth             --            --             --           --   (33,749,882)(2)      6,456,592(3)       (27,293,290)
U.S. Large Cap Value        308,286            --             --      308,286    (7,402,796)(2)      3,833,976(3)        (3,260,534)
U.S. Large Cap
  Select Growth                  --            --             --           --  (107,196,137)(2)      1,632,439(3)      (105,563,698)
International Growth        327,972            --      2,360,477    2,688,449   (29,072,171)(2)     21,040,832(3)        (5,342,890)

(1) Total distributions paid differ from the Statement of Changes in Net Assets because for the tax purposes dividends are recognized when actually paid.
(2)  The following Funds had net capital loss carryforwards of approximately:

                                         NET                               POST
                                    CAPITAL LOSS                          OCTOBER
                                    CARRYFORWARD       EXPIRATION         LOSSES
              FUND                   (IN 000'S)           DATE          (IN 000'S)
              ----                  ------------       ----------       ----------
     U.S. Emerging Growth           $     21,097          3/31/10
                                          12,653          3/31/11
     U.S. Large Cap Value                    743          3/31/10
                                           6,660          3/31/11
     U.S. Large Cap Select Growth          4,810          3/31/09
                                          75,903          3/31/10
                                          26,102          3/31/11
                                             382          3/31/12
     International Growth                 17,989          3/31/10              344
                                          10,739          3/31/11

     To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The availability of loss carryforwards to any future years may be substantially limited as a result of past or future ownership changes as determined under Internal Revenue Code Section 382.

     Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended March 31, 2004, the Fund deferred to April 1, 2004, post October capital and currency losses.

(3) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE D-- TRANSACTIONS WITH AFFILIATES

   The Investment Adviser receives the following annual fees payable monthly based on the average daily net assets of each Fund.

              FUND                       ADVISORY FEE
              ----                       ------------
U.S. Emerging Growth                         0.75%
U.S. Large Cap Value                         0.45%
U.S. Large Cap Select Growth                 0.45%
International Growth                         0.50%

   Pursuant to the Administrative Services agreement the Investment Adviser provides operational support services to the Funds and receives the following annual fees payable monthly based on the average daily net assets of each Fund.

                                        ADMINISTRATIVE
              FUND                       SERVICES FEE
              ----                      --------------
U.S. Emerging Growth                         0.12%
U.S. Large Cap Value                         0.12%
U.S. Large Cap Select Growth                 0.15%
International Growth                         0.25%

   Pursuant to the Shareholder Services agreement the Investment Adviser provides account servicing to the Funds and receives the following annual fees payable monthly based on the average daily net assets of each Fund.

                                         SHAREHOLDER
              FUND                       SERVICES FEE
              ----                       ------------
U.S. Emerging Growth                         0.13%
U.S. Large Cap Value                         0.13%
U.S. Large Cap Select Growth                 0.15%
International Growth                         0.25%

   The Investment Adviser has agreed to waive its fees and absorb other operating expenses of the Funds so that total operating expenses are limited to certain levels through March 31, 2004. The Investment Adviser will recover expense reimbursements paid to the Funds to the extent of the difference between the Funds' actual expenses (exclusive of taxes, interest, brokerage and the expenses incurred from the operation of the Mauritius Company ) when they fall below the limit in the year such reimbursement is paid.

   The Funds reduce expenses by offsets to custodial and other fees based upon the amount of securities lent to third parties and cash maintained with its custodian . These offset arrangements will have no effect on the amount of fees that the Investment Adviser must waive or expenses that it must otherwise reimburse under the Expense Limitation Agreement.

                                            CLASS R
                                     4/1/03 TO    7/29/03 TO
              FUND                    7/28/03      3/31/04
              ----                   ---------    ----------
U.S. Emerging Growth                   1.50%        1.73%
U.S. Large Cap Value                   1.25%        1.06%
U.S. Large Cap Select Growth           1.25%        1.37%
International Growth                   1.40%        1.66%

   Each of the Funds has entered into a Shareholder Services Agreement with the Distributor under which each Fund will pay the distributor up to 0.25% of the average daily assets of each of the Funds to pay financial institutions, including the Investment Adviser, for certain personal services for shareholders and for the maintenance of shareholder accounts.

   Each Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Invstment Company Act. Class R shares may pay a fee to the Distributor in an amount computed at an annual rate of up to 0.25% of the average daily net assets to finance any activity which is principally intended to result in the sale of shares. The schedule of such fees and the basis upon which such fees will be determined from time to time by the Distributor. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. Certain officers of the Trust are also officers of the Investment Adviser and Distributor. The Trustees who are not affiliated with the Investment Adviser receive annual compensation of approximately $35,500 each from the Trust.

NOTE E -- INVESTMENT TRANSACTIONS

   The following table presents purchases and sales of securities, excluding short-term investments, during the year ended March 31, 2004 to indicate the volume of transactions in each Fund. The tax cost of securities held at March 31, 2004, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                                  GROSS            GROSS          UNREALIZED
                                                                UNREALIZED       UNREALIZED      APPRECIATION
                      PURCHASES       SALES        TAX COST    APPRECIATION     DEPRECIATION    (DEPRECIATION)
     FUND             (IN 000'S)    (IN 000'S)    (IN 000'S)    (IN 000'S)       (IN 000'S)       (IN 000'S)
     ----             ----------    ----------    ----------   ------------     ------------    --------------
U.S. Emerging
  Growth              $   68,642    $   89,162    $   31,720   $      7,439     $       (982)   $        6,457
U.S. Large Cap
  Value                   12,039        34,289        17,000          4,172             (338)            3,834
U.S. Large Cap
  Select Growth           39,745        57,561        12,369          2,092             (459)            1,633
International Growth     204,930       255,106       124,494         22,540           (1,518)           21,022

   Gains and losses resulting from the redemptions-in-kind are included in the realized gain/loss from securities and non-U.S. currency transactions. During the period, the Large Cap Value Fund had a redemption-in-kind valued at $19,790,229.

NOTE F -- FINANCIAL INSTRUMENTS

   During the period, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward non-U.S. currency contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds' involvement in such contracts.

NOTE G -- PROXY VOTING (UNAUDITED)

   The Investment Adviser votes proxies on behalf of the Funds pursuant to written policies and procedures adopted by the Funds. To obtain free information on how your Funds' securities were voted, please call the Funds at 1-800-551-8043 or visit the Funds' website at www.nacm.com. You may also view how the Funds securities were voted by visiting the Securities & Exchange Commission's website at www.sec.gov.

NOTE H -- ADDITIONAL FEDERAL TAX INFORMATION (UNAUDITED)

   The Funds intend to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by each Fund will be reported to shareholders on their 2004 Form 1099-DIV.

   The amounts which represent income derived from sources within, and taxes paid to non-U.S. countries or possessions of the United States are as follows:

                                   FOREIGN
                                   SOURCE
             FUND                  INCOME        FTC TOTAL:
             ----               ------------     ----------
International Growth            $  2,561,838     $  254,389

   The percentage of ordinary dividends paid by the Funds during the year ended March 31, 2004, which qualify for the Dividends Received Deduction available to corporate shareholders was:

              FUND                        PERCENTAGE:
              ----                        -----------
U.S. Large Cap Value                        99.82%

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Nicholas-Applegate Institutional Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios comprising the Nicholas-Applegate Institutional Funds (collectively, the "Funds") at March 31, 2004, and the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for year ended March 31, 2002 and prior periods were audited by other independent accountants whose report dated May 1, 2002 expressed an unqualified opinion on those financial highlights.


/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
May 14, 2004

NOTE I -- CORPORATE GOVERNANCE (UNAUDITED)

                                                                                            NUMBER OF
                                               TERM OF                                    PORTFOLIOS IN
                            POSITION(S)       OFFICE AND                                  FUND COMPLEX
    NAME, ADDRESS (1)        HELD WITH      LENGTH OF TIME      PRINCIPAL OCCUPATION(S)    OVERSEEN BY      OTHER DIRECTORSHIPS
        AND AGE                FUND           SERVED (2)          DURING PAST 5 YEARS        TRUSTEE          HELD BY TRUSTEE
--------------------------  -----------    -----------------   -------------------------  -------------   ------------------------
DISINTERESTED TRUSTEES:

WALTER E. AUCH (83)         Trustee        Since May 1999      Retired; prior thereto,         14         Trustee, LLBS Funds
                                                               Chairman and CEO of                        (since 1994 and Brinson
                                                               Chicago Board of Options                   Supplementary Trust
                                                               Exchange (1979-1986);                      (since 1997); Director,
                                                               Senior Executive Vice                      Thompson Asset
                                                               President PaineWebber,                     Management Corp
                                                               Inc.                                       (1987-1999; Direcotr,
                                                                                                          Smith Barney Trak Fund
                                                                                                          (since 1992) (since
                                                                                                          1992) and Smith Barney
                                                                                                          Advisors (since 1992);
                                                                                                          Director, PIMCO Advisors
                                                                                                          L.P (since 1994);
                                                                                                          Director, Banyon Realty
                                                                                                          Trust (1988-2002),
                                                                                                          Banyon Mortgage
                                                                                                          Investment Fund
                                                                                                          (1989-2002) and Banyon
                                                                                                          Land Fund II (since
                                                                                                          1988); Director, Express
                                                                                                          America Holdings Corp
                                                                                                          (1992-1999); Director,
                                                                                                          Legend Properties, Inc.
                                                                                                          (1987-1999); Director,
                                                                                                          Senele Group (since
                                                                                                          1988); Director, Fort
                                                                                                          Dearborn Income
                                                                                                          Securities,
                                                                                                          Inc.(1987-1995);
                                                                                                          Trustee,
                                                                                                          Nicholas-Applegate
                                                                                                          Mutual Funds
                                                                                                          (1994-1999); Director,
                                                                                                          Geotek Industries, Inc.
                                                                                                          (1987-1998).

DARLENE DeREMER (48)        Trustee        Since May 1999      Managing Director, Putnam       14         Founding Member and
                                                               Lovell NBF Private Equity                  Director, National
                                                               (Since 2004); Managing                     Defined Contribution
                                                               Director, NewRiver                         Council (since 1997);
                                                               E-Business Advisory                        Trustee, Boston
                                                               Services Division                          Alzheimer's Association
                                                               (2000-2003); Prior to,                     (since 1998); Director,
                                                               President and Founder,                     King's Wood Montessori
                                                               DeRemer Associates, a                      School (since 1995);
                                                               strategic and marketing                    Editorial Board,
                                                               consulting firm for the                    National Association of
                                                               financial services                         Variable Annuities
                                                               industry (1987-2003);                      (since 1997); Director,
                                                               Vice President and                         Nicholas-Applegate
                                                               Director, Asset                            Strategic Opportunities,
                                                               Management Division,                       Ltd. (1994-1997);
                                                               State Street Bank and                      Trustee,
                                                               Trust Company, now                         Nicholas-Applegate
                                                               referred to as State                       Mutual Funds
                                                               Street Global Advisers,                    (1994-1999); Director,
                                                               (1982-1987); Vice                          Jurika & Voyles Fund
                                                               President, T. Rowe Price                   Group (since 1994-2000);
                                                               & Associates (1979-1982);                  Director,
                                                               Member, Boston Club                        Nicholas-Applegate
                                                               (since 1998); Member,                      Southeast Asia Fund,
                                                               Financial Women's                          Ltd. (since 2004).
                                                               Association Advisory
                                                               Board (since 1995);
                                                               Founder, Mutual Fund Cafe
                                                               Website.

                                                                                            NUMBER OF
                                               TERM OF                                    PORTFOLIOS IN
                            POSITION(S)       OFFICE AND                                  FUND COMPLEX
    NAME, ADDRESS (1)        HELD WITH      LENGTH OF TIME      PRINCIPAL OCCUPATION(S)    OVERSEEN BY      OTHER DIRECTORSHIPS
        AND AGE                FUND           SERVED (2)          DURING PAST 5 YEARS        TRUSTEE          HELD BY TRUSTEE
--------------------------  -----------    -----------------   -------------------------  -------------   ------------------------
GEORGE F. KEANE (75)        Trustee        Since May 1999      Investment Consultant and       14         Director, Bramwell Funds
                                                               Director, (since 1994);                    (since 1994); Director,
                                                               President Emeritus and                     Longview Oil & Gas
                                                               founding Chief Executive                   (since 2000); Director,
                                                               Officer, The Common Fund                   Security Capital U.S.
                                                               (1971-1993); and                           Real Estate (since
                                                               Endowment Advisors                         1997); Director, The
                                                               (1987-1999)                                Universal Bond Fund
                                                               (organizations that                        (since 1997); Director,
                                                               provide investment                         Universal Stainless &
                                                               management programs for                    Alloy Products Inc.
                                                               colleges and                               (since 1994); Director,
                                                               universities); Member,                     United Water Services
                                                               Investment Advisory                        and affiliated companies
                                                               Committee, New York State                  (1996-2000); Director,
                                                               Common Retirement Fund                     and former Chairman of
                                                               (since 1985).                              the Board, Trigen Energy
                                                                                                          Corporation (1994-2000);
                                                                                                          Trustee,
                                                                                                          Nicholas-Applegate
                                                                                                          Mutual Funds
                                                                                                          (1994-1999).

INTERESTED TRUSTEES:
E. BLAKE MOORE, JR. (46)    President      Since               Managing Director (since        14         Chairman, President and
                                           April 2002          2004) and Secretary,                       Director,
                                                               Nicholas-Applegate                         Nicholas-Applegate Fund,
                                                               Capital Management LLC,                    Inc. (since May 2002);
                                                               Nicholas-Applegate                         Director,
                                                               Securities LLC (Since                      Nicholas-Applegate
                                                               1995); General Counsel                     Southeast Asia Fund
                                                               and Secretary                              (Since 2000); Director,
                                                               (1993-2004).                               Nicholas-Applegate India
                                                                                                          Fund (since 2002).

OFFICERS:
CHARLES H. FIELD, JR. (48)  Secretary      Since               General Counsel,                14         NA
                                           May 2002            Nicholas-Applegate
                                                               Capital Management, LLC
                                                               (since 2004); Deputy
                                                               General Counsel
                                                               (1996-2004).

C. WILLIAM MAHER (43)       Treasurer      Since               Managing Director (since        14         NA
                                           May 1999            2004) and Chief Financial
                                                               Officer,
                                                               Nicholas-Applegate
                                                               Capital Management,
                                                               Nicholas-Applegate
                                                               Securities, (Since 1998);
                                                               Co-Managing Chief
                                                               Financial Officer
                                                               Nicholas-Applegate
                                                               Holdings LLC (Since
                                                               2001). Formerly Chief
                                                               Financial Officer,
                                                               Mitchell Hutchins Asset
                                                               Management, Inc.
                                                               (1990-1998).

(1)  Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.
(2) Each Trustee serves for an indefinite term, until her or his successor is elected.

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

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

                      (This page intentionally left blank)

               TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                          E. Blake Moore, Jr., CHAIRMAN
                                 Walter E. Auch
                               Darlene T. DeRemer
                                 George F. Keane

                                    OFFICERS

                         E. Blake Moore, Jr., PRESIDENT
                        Charles H. Field, Jr., SECRETARY
                     Deborah A. Wussow, ASSISTANT SECRETARY
                           C. William Maher, TREASURER
                     Thomas Muscarella, ASSISTANT TREASURER

                               INVESTMENT ADVISER

                      Nicholas-Applegate Capital Management

                                   DISTRIBUTOR

                          Nicholas-Applegate Securities

                                    CUSTODIAN

                 Brown Brothers Harriman & Co., Private Bankers

                                 TRANSFER AGENT

                          UMB Fund Services Group, Inc.

                              INDEPENDENT AUDITORS

                           PricewaterhouseCoopers LLP

[NICHOLAS APPLEGATE(R) INSTITUTIONAL FUNDS LOGO]

600 West Broadway
San Diego, California 92101
800 - 551 - 8643
Nicholas-Applegate Securities, Distributor

                                                                       ANN304RET

ITEM 2. CODE OF ETHICS.

    (a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
    (b) No answer required.
    (c) Not applicable.
    (d) Not applicable.
    (e) Not applicable.
    (f) (1) A copy of the code of ethics referenced in Item 2(a) of this Form N-CSR is filed as Exhibit 11(a) (1) of this Form N-CSR.
        (2) Not applicable.
        (3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
(2) The following Trustees have been designated as audit committee financial experts by the Board of Trustees: George F. Keane, Walter E. Auch and Darlene T. De Remer. Messrs. Keane and Auch and Ms. DeRemer are "independent" as defined in
Item 3(a) (2) of Form N-CSR.
    (3) Not applicable.
(b)  No answer required.
(c)  No answer required.
(d)  No answer required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)    AUDIT FEES
       The aggregate fees paid for fiscal years ending March 31, 2004 and March 31, 2003 for professional services rendered by the principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $222,650.00 and $202,200.80, respectively.
(b)    AUDIT-RELATED FEES
       The aggregate fees billed in for fiscal years ending March 31, 2004 and March 31, 2003 for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.
(c)    TAX FEES
       The aggregate fees paid for fiscal years ending March 31, 2004 and March 31, 2003 for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning were $20,000.00 and $47,980.44, respectively. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
(d)    ALL OTHER FEES
The aggregate fees billed in the fiscal years ending March 31, 2004 and March 31, 2003 for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2004 and $3,500.00 in 2003. These services consisted of consulting services relating to the marketing of Registrant's funds in Australia.

 (e) (1) The registrant has adopted pre-approval policies and procedures consistent with Rule 2-01(c) (7) of Regulation S-X. The policies and procedures allow for the pre-approval of the following non-audit services: consultations on GAAP and/or financial statement disclosure matters not exceeding $25,000/year; consultations on tax accounting matters not exceeding $25,000/year; review of annual excise distribution provisions not exceeding $15,000/year; and, various regulatory and tax filings in foreign jurisdictions (such as India, Taiwan and Venezuela) not exceeding $25,000/year. The policies and procedures require quarterly reporting of all such services performed and related fees billed pursuant to the policies and procedures.
       (2) 0%
(f)    Not applicable.
(g)    Not applicable.
(h)    Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) Not applicable.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

Item 10(a) The principal executive and financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the date of this report.

Item 10(b) There was no change in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The registrant's code of ethics that is the subject of the disclosure required by Item 2 is filed as Exhibit 11(a) (1)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) is filed as Exhibit 11(a) (2).

(a)(3) Not applicable

(b) The certifications required by Rule 30a-2(b) under the Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached as exhibit 11(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate Institutional Funds
 ---------------------------------------


By (Signature and Title)

/s/ E. Blake Moore, Jr.
-----------------------
E. Blake Moore, Jr.
Title: President and Chairman
Date: June 10, 2004


By (Signature and Title)

/s/ C. William Maher
-----------------------
C. William Maher
Title: Treasurer
Date: June 10, 2004

* Print name and title of each signing officer under his or her signature.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(REGISTRANT) NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

By (Signature and Title)

/s/ E. Blake Moore, Jr.
--------------------------
E. Blake Moore, Jr.
Title: President and Chairman
Date: June 10, 2004
      ----------------------

By (Signature and Title)

/s/ C. William Maher
------------------------
C. William Maher
Title: Treasurer

Date: June 10, 2004
      ----------------------

* Print name and title of each signing officer under his or her signature.